UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-03015
Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)
CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)
Registrant’s telephone number, including area code: 513-794-6971
Date of fiscal year end: December 31
Date of reporting period: June 30, 2007
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1.   Reports To Stockholders.

WEALTH BUILDING OPPORTUNITY

Ohio National Fund, Inc.

Semi-Annual Report

JUNE 30, 2007

Ohio National Fund, Inc.

Ohio National Financial Services

W E A L T H B U I L D I N G O P P O R T U N I T Y Ohio National Fund, Inc. Semi-Annual Report JUNE 30,2007 Ohio National Fund, Inc. Ohio National Financial Services.

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1

Directors and Officers of Ohio National Fund, Inc.	2

The following pages contain Management’s Discussion of Fund Performance, Portfolio Composition, and Financial Statements (Unaudited) for each of the Fund’s Portfolios:
Equity Portfolio	3
Money Market Portfolio	10
Bond Portfolio	15
Omni Portfolio	23
International Portfolio	31
Capital Appreciation Portfolio	38
Millennium Portfolio	44
International Small Company Portfolio	50
Aggressive Growth Portfolio	58
Small Cap Growth Portfolio	64
Mid Cap Opportunity Portfolio	71
S&P 500 Index Portfolio	79
Blue Chip Portfolio	90
High Income Bond Portfolio	96
Capital Growth Portfolio	109
Nasdaq-100 Index Portfolio	116
Bristol Portfolio	122
Bryton Growth Portfolio	128
U.S. Equity Portfolio	134
Balanced Portfolio	140
Income Opportunity Portfolio (formerly the Covered Call Portfolio)	147
Target VIP Portfolio	159
Target Equity/Income Portfolio	166
Bristol Growth Portfolio	172
Notes to Financial Statements (Unaudited)	178
Additional Information (Unaudited)	195
Information About Directors and Officers (Unaudited)	198

[THIS PAGE INTENTIONALLY LEFT BLANK]

President’s Message

Dear Investor,

The current bull market is more than two years old, and it is still churning out impressive numbers. Most indices realized significant increases in the past six months, with mid-caps in particular showing strong performance. Foreign markets also did well, as the economic growth cycle in Europe continued its upward trend and the emerging market economies showed few signs of slowing.

The U.S. bond market had a positive, but low total return for the first six months of 2007. The Treasury yield curve began to return to its normal upward sloping shape from being flat to inverted. Longer maturity Treasury yields increased because of fears of an increase in inflation. Credit spreads widened because of a steady stream of leveraged corporate buyouts which negatively impacted credit quality, and concerns in the housing and mortgage markets which negatively affected certain asset-backed securities, collateralized debit obligations, and corporate bonds in the finance and homebuilding sectors. The environment for fixed income investing will continue to be challenging because absolute yields are low.

As predicted, economic growth slowed during the first half of 2007, but there are plenty of signs that the economy remains strong. Demand for labor is unabated with more than 850,000 jobs added to payrolls in the first half of 2007. The unemployment rate remains steady at 4.5 percent. The strong labor market is expected to drive consumer spending upward at a moderate pace, which in turn will help rev the domestic economic engine. Although both energy and food prices have increased significantly, core inflation remains low — a strong positive for the economy.

The Ohio National Fund

All of the Ohio National Fund’s equity portfolios continued their positive performance, with growth-oriented funds generally outpacing their value peers over the first half of the year. Of particular note, the small-cap and the mid-cap portfolios of the Fund posted strong double-digit returns that beat their respective benchmarks.

The fixed-income portfolios tracked their indices, and all returned positive performance. While the fixed income portfolios were fairly consistent through the first half, none had a stellar performance — as you would expect given the current bond market conditions.

Looking Ahead

With core inflation low and positive economic growth despite our continuing issues with energy prices, there seems to be every reason to be positive about a continued bull market. However, there are risks that must be monitored.

One risk is that the ongoing housing correction might prove to be stronger and longer than expected. This could curtail consumer spending in the future and put significant pressure on the economy. Another potential risk is that energy prices may continue to rise, creating attendant increases in other costs. While U. S. consumers have been able to ride out increases in energy so far, there is a breaking point. If energy costs consume too much disposable income, or if the continued increases become embedded in long-term inflation projections, the economy could slow or even grind to a halt.

However, these are only possibilities, and most experts seem to feel that the near future is a positive one. As always, thank you for entrusting your assets to the Ohio National Fund. We look forward to continuing to serve your investment needs.

Sincerely,
John J. Palmer, FSA
President

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, President and Director
L. Ross Love, Director
James E. Bushman, Director
George M. Vredeveld, Director
Thomas A. Barefield, Vice President
Christopher A. Carlson, Vice President
Dennis R. Taney, Chief Compliance Officer
R. Todd Brockman, Treasurer
Catherine E. Gehr, Assistant Treasurer
Kimberly A. Plante, Assistant Secretary

The Statement of Additional Information of Ohio National Fund, Inc. includes additional information about the Fund Directors and is available, without charge, upon request, by calling 877-781-6392 toll-free.

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, 2007, is available without charge, upon request, by calling 877-781-6392 toll-free and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 513-794-6100.

Ohio National Fund, Inc.
Equity Portfolio

 Objective

The Equity Portfolio seeks long-term growth of capital by investing primarily in common stocks or other equity securities.

 Performance as of June 30, 2007

Average Annual Total Returns:
One year	17.67%
Five year	13.45%
Ten year	5.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the Equity Portfolio returned 4.98% versus 6.96% for the current benchmark, the S&P 500 Index.

Our 198-basis point underperformance was due to unfavorable results in the Information Technology and Utilities sectors. Also on the downside, absence from the strong Energy and Materials sectors weighed on returns. On the upside, rebounds by a number of the Portfolio’s Consumer Discretionary stocks — most notably Amazon.com Inc. — partially offset negative effects elsewhere. The top five performers were Amazon.com Inc., Expedia, Inc., General Motors Corp., Qwest Communications International, Inc., and Aetna, Inc.(1)

The 73% surge in Amazon.com Inc. translated into an exceptional performance contribution from a single holding. The outsized share price gain was matched in magnitude only by the extreme pessimism regarding Amazon.com Inc.’s margins prior to its first quarter report. We have long argued that the company’s margin compression in the past year reflected short-term pressures from its aggressive investment in technology & content, spending we believe has tapered off. Judging from the pre-reporting spike in Amazon.com Inc.’s short interest ratio to its highest level since 1998, our constructive view was definitely not the consensus! To the great dismay of the short sellers (and great delight of long-term investors), Amazon.com Inc. reported a first quarter operating margin expansion to 5.9% from 5.1% a year earlier, demonstrated market share gains in the U.S. (and likely abroad), significantly boosted its full year profit guidance, and announced the completion of a $500 million stock repurchase program. Despite the strong move, there is little evidence that Amazon.com Inc.’s stock has become a darling in the eyes of investors, as its short interest ratio ran as high as 18% of the float in May, placing the Internet retailer in 5th place on Wall Street’s most-hated list of stocks.(1)

Online travel provider Expedia, Inc. announced plans to spend as much as $3.5 billion to buy back 42% of its shares outstanding, spurring a 40% jump in its share price. The tender offer, made at a price range between $27.50 and $30.00 per share, signaled the strong confidence of Expedia, Inc.’s management, led by Chairman Barry Diller, and follows a $3 billion tender executed earlier this year. As a cyclically depressed company emerging from a heavy capital spending cycle, we believe investors can expect further upside from Expedia, Inc. going forward, as margins and revenues return to more normalized levels.(1)

Shares of General Motors Corp. zoomed ahead by 24% on increasing optimism about potential wins in labor negotiations. Having successfully settled the Delphi labor issues with the United Auto Workers (“UAW”), General Motors Corp. further bolstered its balance sheet with the sale of its Allison Transmission unit to a private equity group for $5.6 billion, strengthening its bargaining position in this summer’s UAW negotiations.

A backdrop of strong leveraged buy-out activity punctuated by the $25 billion offer for Alltel Corp. underpinned the strong performance of telecom position Qwest Communications International, Inc., which has maintained the strong upward trajectory that began last year, adding another 16% so far in 2007. Investors took the company’s fourth quarter margin decline in stride, interpreting the setback that followed four quarters of sequential expansion as a brief interruption in Qwest Communications International, Inc.’s journey towards its long-term mid-30% margin goal. Their hopes were proved correct, as the company’s first quarter report showed an adjusted quarterly EBITDA margin of 34%. Most recently, the company nabbed important government contract wins, which we believe are likely to produce ripple effects as enterprise corporate customers gain confidence in the Qwest data platform.(1)

In the Health Care sector, Aetna, Inc. rose 14% during the first half of the year after the managed care provider delighted investors with better-than-expected earnings in April and showed improving medical loss trends in its commercial business. The company’s $750 million addition to its share repurchase program also helped engender optimism. Meanwhile, the firm’s $535 million acquisition of Schaller Anderson catapulted the company into the ranks of the top 10 players in the Medicaid market, further diversifying the business model.(1)

Weakness from our homebuilder positions continued in the second quarter, leaving shares of Pulte Homes, Inc., Centex Corp., Ryland Group, Inc., and Beazer Homes USA, Inc. down more than 28% since the start of the year, caused, in part, by a soft spring selling season. The panic surrounding collateralized debt obligations (“CDOs”) and subprime loans only added pressure on the industry, pushing shares of the group below previous lows touched in the summer of 2006. Meanwhile, double-digit annual declines in housing starts and widespread home price weakness did little to boost investor confidence. None of these issues, however, is new to the market. In fact, the homebuilder stocks are now trading near their underlying asset liquidation values, implying that the market ascribes little, if any, value to their future cash generating abilities. Given such low expectations and that these companies have historically performed well in periods following valuation contraction, we believe the odds are clearly in favor of long-term investors.(1)

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

In a similar vein, mortgage lender Countrywide Financial Corp. slumped 14%, mostly due to subprime concerns that we believe are exaggerated. Although Countrywide Financial Corp. is a leading player in the subprime market, it is important to recognize that subprime loans represented only 8% of the company’s total mortgage origination volume and 6% of its total revenue in 2006, while non-mortgage businesses account for more than half of Countrywide’s pretax earnings. The company’s well-respected management team, led by founder and industry veteran Angelo Mozilo, and its conservative accounting policies also point to a lower risk profile than has been discounted in its current valuation profile. With its stock price at bargain levels, Countrywide Financial Corp.’s shares have since been boosted by buyout rumors, with suspected suitors including Bank of America and Warren Buffett’s Berkshire Hathaway.(1)

Outside of the housing arena, data storage vendor Seagate Technology fell 17% year-to-date, as shares suffered following the April earnings release showing a weaker-than-expected demand environment and higher-than-expected price competition among desktop class drives. Meanwhile, expected synergies and lower intensity of competition from the Maxtor deal have yet to fully materialize. Nevertheless, news such as TDK Corp.’s acquisition of Alps Electric Co. and Hitachi’s reorganization of its hard disk drive business suggest that our thesis of industry consolidation and capacity rationalization may be more likely to play out in the intermediate future than not, to the benefit of industry-wide pricing.(1)

We firmly believe that the rest of 2007 will see a good performance for the U.S. equity market. While the economy has clearly slowed, we do not believe a recession is forthcoming. Inflation is moderating, the Federal Reserve has likely concluded its campaign to ratchet up interest rates, and corporate profit growth should still come in somewhere in the mid to high single digit range this year. Employment is still strong, and despite continued concerns about the housing market and subprime CDOs, we do not think a “contagion” will spill over to the broader economy.

We have been encouraged by the Portfolio’s ability to rebound since August, and we view the attractive valuation profile of large and mega-cap U.S. stocks, particularly those on the growth end of the scale, as reason for optimism for our investors going forward. We continue to adjust the Portfolio on the margin towards securities we find attractive, but the low turnover in the Portfolio speaks volumes about our confidence in the equities we already hold.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets

Common Stocks (3)	99.5
Repurchase Agreements and Other Net Assets	0.5

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

		% of Net Assets

1.	Amazon.com Inc.	7.6
2.	Tyco International Ltd.	5.7
3.	Sprint Nextel Corp.	5.3
4.	The AES Corp.	5.2
5.	Google, Inc. Class A	5.1
6.	Qwest Communications International, Inc.	4.8
7.	UnitedHealth Group, Inc.	4.4
8.	JPMorgan Chase & Co.	4.3
9.	Sears Holdings Corp.	4.0
10.	Aetna, Inc.	3.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	30.2
Information Technology	20.7
Financials	13.9
Health Care	11.7
Telecommunication Services	10.1
Industrials	7.7
Utilities	5.2

99.5

Ohio National Fund, Inc.
Equity Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 99.5%	Shares	Value

CONSUMER DISCRETIONARY – 30.2%
Automobiles – 0.5%
General Motors Corp.	82,200	$3,107,160

Household Durables – 3.1%
Beazer Homes USA, Inc.	65,700	1,620,819
Centex Corp.	169,300	6,788,930
Pulte Homes, Inc.	301,400	6,766,430
Ryland Group, Inc.	56,600	2,115,142

		17,291,321

Internet & Catalog Retail – 13.0%
Amazon.com Inc. (a)	629,200	43,043,572
Expedia, Inc. (a)	514,100	15,057,989
IAC/InterActiveCorp (a)	447,000	15,470,670

		73,572,231

Leisure Equipment & Products – 2.9%
Eastman Kodak Co.	593,200	16,508,756

Media – 4.4%
The DIRECTV Group Inc. (a)	472,800	10,926,408
Time Warner, Inc.	654,000	13,760,160

		24,686,568

Multiline Retail – 4.0%
Sears Holdings Corp. (a)	133,900	22,696,050

Specialty Retail – 2.3%
The Home Depot, Inc.	324,700	12,776,945

TOTAL CONSUMER DISCRETIONARY		170,639,031

FINANCIALS – 13.9%
Consumer Finance – 1.7%
Capital One Financial Corp.	121,600	9,538,304

Diversified Financial Services – 6.9%
Citigroup, Inc.	282,000	14,463,780
JPMorgan Chase & Co.	504,800	24,457,560

		38,921,340

Insurance – 2.3%
American International Group, Inc.	191,400	13,403,742

Thrifts & Mortgage Finance – 3.0%
Countrywide Financial Corp.	464,000	16,866,400

TOTAL FINANCIALS		78,729,786

HEALTH CARE – 11.7%
Health Care Providers & Services – 10.1%
Aetna, Inc.	441,800	21,824,920
Health Net, Inc. (a)	198,500	10,480,800
UnitedHealth Group, Inc.	490,200	25,068,828

		57,374,548

Pharmaceuticals – 1.6%
Pfizer, Inc.	343,400	8,780,738

TOTAL HEALTH CARE		66,155,286

INDUSTRIALS – 7.7%
Industrial Conglomerates – 7.7%
General Electric Co.	286,100	10,951,908
Tyco International Ltd.	958,000	32,370,820

TOTAL INDUSTRIALS		43,322,728

INFORMATION TECHNOLOGY – 20.7%
Communications Equipment – 2.2%
Cisco Systems, Inc. (a)	317,000	8,828,450
Motorola, Inc.	206,600	3,656,820

		12,485,270

Computers & Peripherals – 4.6%
Hewlett-Packard Co.	233,000	10,396,460
International Business Machines Corp.	79,300	8,346,325
Seagate Technology	336,400	7,323,428

		26,066,213

Internet Software & Services – 11.1%
eBay, Inc. (a)	485,800	15,633,044
Google, Inc. Class A (a)	54,600	28,576,548
Yahoo!, Inc. (a)	681,800	18,497,234

		62,706,826

Software – 2.8%
CA, Inc.	283,700	7,327,971
Electronic Arts, Inc. (a)	179,700	8,503,404

		15,831,375

TOTAL INFORMATION TECHNOLOGY		117,089,684

TELECOMMUNICATION SERVICES – 10.1%
Diversified Telecommunication Services – 4.8%
Qwest Communications International, Inc. (a)	2,783,900	27,003,830

Wireless Telecommunication Services – 5.3%
Sprint Nextel Corp.	1,436,700	29,754,057

TOTAL TELECOMMUNICATION SERVICES		56,757,887

UTILITIES – 5.2%
Independent Power Producers & Energy Traders – 5.2%
The AES Corp. (a)	1,340,500	29,330,140

TOTAL UTILITIES		29,330,140

Total Common Stocks (Cost $372,032,307)		$562,024,542

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

	Face	Fair
Repurchase Agreements – 0.5%	Amount	Value

Bank of America 5.230% 07/02/2007	$2,849,482	$2,849,482

Repurchase price $2,850,724
Collateralized by:
Federal National Mortgage Association 4.500%, 08/01/2035
Fair Value: $2,903,005
Total Repurchase Agreements (Cost $2,849,482)		$2,849,482

Total Investments – 100.0% (Cost $374,881,789) (b)		$564,874,024
Other Assets in Excess of Liabilities – 0.0%		193,267

Net Assets – 100.0%		$565,067,291

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Equity Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $374,881,789)	$564,874,024
Receivable for fund shares sold	368,654
Dividends and accrued interest receivable	270,262
Prepaid expenses and other assets	2,323

Total assets	565,515,263

Liabilities:
Payable for investment management services	375,487
Payable for compliance services	378
Accrued custody expense	5,164
Accrued professional fees	8,125
Accrued accounting fees	29,387
Accrued printing and filing fees	28,522
Other accrued expenses	909

Total liabilities	447,972

Net assets	$565,067,291

Net assets consist of:
Par value, $1 per share	$17,075,681
Paid-in capital in excess of par value	383,174,091
Accumulated net realized loss on investments	(25,081,125)
Net unrealized appreciation on investments	189,992,235
Accumulated net investment loss	(93,591)

Net assets	$565,067,291

Shares outstanding	17,075,681

Authorized Fund shares allocated to Portfolio	30,000,000

Net asset value per share	$33.09

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$128,154
Dividends	2,176,431

Total investment income	2,304,585

Expenses:
Management fees	2,195,992
Custodian fees	18,955
Directors’ fees	13,347
Professional fees	13,037
Accounting fees	88,382
Printing and filing fees	29,982
Compliance expense	2,358
Other	4,738

Total expenses	2,366,791

Net investment loss	(62,206)

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	8,458,318
Foreign currency related transactions	(31,385)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	18,757,491

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	27,184,424

Change in net assets from operations	$27,122,218

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Equity Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(62,206)	$(192,798)
Net realized gain (loss) on investments and foreign currency related transactions	8,426,933	26,682,487
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	18,757,491	6,482,873

Change in net assets from operations	27,122,218	32,972,562

Capital transactions:
Received from shares sold	23,041,723	40,698,211
Paid for shares redeemed	(35,161,630)	(64,320,663)

Change in net assets from capital transactions	(12,119,907)	(23,622,452)

Change in net assets	15,002,311	9,350,110
Net Assets:
Beginning of period	550,064,980	540,714,870

End of period	$565,067,291	$550,064,980

Accumulated net investment loss	$(93,591)	$—

 Financial Highlights

	Six-Month Period
	Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of period	$31.52		$29.55	$27.85	$24.78	$17.20
Operations:
Net investment income (loss)	—		(0.01)	(0.01)	0.02	0.04
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.57		1.98	1.71	3.06	7.58

Total from operations	1.57		1.97	1.70	3.08	7.62

Distributions:
Distributions from net investment income	—		—	—	(0.01)	(0.04)

Net asset value, end of period	$33.09		$31.52	$29.55	$27.85	$24.78

Total return	4.98	%(b)	6.67%	6.10%	12.44%	44.35%
Ratios and supplemental data:
Net assets at end of period (millions)	$565.1		$550.1	$540.7	$502.1	$413.1
Ratios to average net assets:
Expenses	0.86	%(a)	0.86%	0.88%	0.92%	0.94%
Net investment income (loss)	(0.02	)%(a)	(0.04)%	(0.03)%	0.09%	0.18%
Portfolio turnover rate	4%		13%	20%	10%	6%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets
Short-Term Notes (2)	95.4
Repurchase Agreements Less Net Liabilities	4.6

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1)

		% of Net Assets

1.	International Business Machines Corp. 5.150% 07/02/2007	4.2
2.	UBS Finance Delaware LLC 5.260% 07/06/2007	4.0
3.	MetLife Funding Inc. 5.210% 07/18/2007	4.0
4.	Chevron Funding Corp. 5.230% 07/19/2007	4.0
5.	General Electric Capital Corp. 5.240% 07/20/2007	4.0
6.	E.I. du Pont de Nemours & Co. 5.220% 07/25/2007	4.0
7.	AT&T Inc. 5.260% 07/30/2007	4.0
8.	Societe Generale 5.240% 07/31/2007	3.9
9.	American Honda Finance Corp. 5.230% 08/13/2007	3.9
10.	Merck & Co., Inc. 5.190% 08/16/2007	3.9

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets
Financials	47.7
Consumer Staples	16.0
Health Care	11.6
Information Technology	4.2
Energy	4.0
Materials	4.0
Telecommunication Services	4.0
Industrials	3.9

95.4

Ohio National Fund, Inc.
Money Market Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

	Face	Amortized
Short-Term Notes – 95.4%	Amount	Cost

CONSUMER STAPLES – 16.0%
Beverages – 4.0%
The Coca-Cola Co. 5.220%, 07/06/2007 (a)	$5,690,000	$5,685,875
5.220%, 07/09/2007 (a)	6,300,000	6,292,692

		11,978,567

Food & Staples Retailing – 4.0%
Wal-Mart Stores, Inc. 5.210%, 07/24/2007 (a)	7,000,000	6,976,700
5.190%, 08/21/2007 (a)	5,000,000	4,963,237

		11,939,937

Food Products – 4.1%
Nestle Capital Corp. 5.220%, 07/12/2007 (a)	10,290,000	10,273,588
5.205%, 07/23/2007 (a)	2,000,000	1,993,638

		12,267,226

Household Products – 3.9%
The Procter & Gamble Co. 5.230%, 08/20/2007 (a)	12,000,000	11,912,833

TOTAL CONSUMER STAPLES		48,098,563

ENERGY – 4.0%
Oil, Gas & Consumable Fuels – 4.0%
Chevron Funding Corp. 5.230%, 07/19/2007	12,000,000	11,968,620

TOTAL ENERGY		11,968,620

FINANCIALS – 47.7%
Capital Markets – 4.0%
UBS Finance Delaware LLC 5.260%, 07/06/2007	12,000,000	11,991,233

Consumer Finance – 15.9%
American Express Credit Corp.
5.270%, 07/09/2007	4,200,000	4,195,081
5.260%, 07/13/2007	3,300,000	3,294,214
5.270%, 07/05/2007	4,500,000	4,497,365
American Honda Finance Corp.
5.230%, 08/13/2007	12,000,000	11,925,037
John Deere Capital Corp.
5.260%, 07/06/2007 (a)	2,000,000	1,998,539
5.210%, 08/06/2007 (a)	10,000,000	9,947,900
Toyota Credit Corp.
5.230%, 07/03/2007	1,535,000	1,534,554
5.270%, 07/10/2007	1,000,000	998,683
5.230%, 07/11/2007	9,379,000	9,365,374

		47,756,747

Diversified Financial Services – 15.9%
Citigroup Funding Inc.
5.240%, 07/10/2007	10,000,000	9,986,900
5.280%, 07/11/2007	2,000,000	1,997,067
General Electric Capital Corp.
5.240%, 07/20/2007	12,000,000	11,966,813
HSBC Finance Corp.
5.260%, 07/05/2007	10,911,000	10,904,623
5.280%, 07/11/2007	1,000,000	998,534
Diversified Financial Services (continued)
Societe Generale
5.240%, 07/31/2007	12,000,000	11,947,600

		47,801,537

Insurance – 11.9%
AIG Funding Inc.
5.250%, 07/13/2007	7,000,000	6,987,750
American General Finance Corp.
5.280%, 07/16/2007	5,000,000	4,989,000
MetLife Funding
5.210%, 07/18/2007	12,000,000	11,970,477
Prudential Funding LLC
5.240%, 07/16/2007	2,000,000	1,995,633
5.220%, 07/17/2007	10,000,000	9,976,800

		35,919,660

TOTAL FINANCIALS		143,469,177

HEALTH CARE – 11.6%
Pharmaceuticals – 11.6%
Abbott Laboratories
5.210%, 07/09/2007 (a)	3,000,000	2,996,527
5.250%, 07/16/2007 (a)	9,000,000	8,980,312
Johnson & Johnson
5.190%, 07/16/2007 (a)	8,200,000	8,182,268
5.190%, 08/29/2007 (a)	3,000,000	2,974,482
Merck & Co., Inc.
5.190%, 08/16/2007	12,000,000	11,920,420

TOTAL HEALTH CARE		35,054,009

INDUSTRIALS – 3.9%
Commercial Services & Supplies – 3.9%
Cintas Corp. No 2
5.245%, 07/02/2007	6,525,000	6,524,049
5.250%, 07/03/2007	5,400,000	5,398,425

TOTAL INDUSTRIALS		11,922,474

INFORMATION TECHNOLOGY – 4.2%
Computers & Peripherals – 4.2%
International Business Machines Corp. 5.150%, 07/02/2007 (a)	12,575,000	12,573,198

TOTAL INFORMATION TECHNOLOGY		12,573,198

MATERIALS – 4.0%
Chemicals – 4.0%
E.I. du Pont de Nemours & Co.
5.220%, 07/25/2007 (a)	12,000,000	11,958,240

TOTAL MATERIALS		11,958,240

TELECOMMUNICATION SERVICES – 4.0%
Diversified Telecommunication Services – 4.0%
AT&T Inc.
5.260%, 07/30/2007 (a)	12,000,000	11,949,153

TOTAL TELECOMMUNICATION SERVICES		11,949,153

Total Short-Term Notes (Cost $286,993,434)		$286,993,434

(continued)

Ohio National Fund, Inc.
Money Market Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

	Face	Amortized
Repurchase Agreements – 5.6%	Amount	Cost

U.S. Bank 4.100% 07/02/2007	$16,958,000	$16,958,000

Repurchase price $16,963,794
Collateralized by:
Federal Home Loan Mortgage Corp. Gold Pool #E99143 4.500%, 09/01/2018 Fair Value: $17,297,290
Total Repurchase Agreements (Cost $16,958,000)		$16,958,000

Total Investments – 101.0% (Cost $303,951,434) (b)		$303,951,434
Liabilities in Excess of Other Assets – (1.0)%		(3,105,995)

Net Assets – 100.0%		$300,845,439

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2007, the value of these securities totaled $119,659,182 or 39.8% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Represents cost for Federal income tax and financial reporting purposes. See also Note 2 to Financial Statements regarding the use of amortized cost for valuation of this Portfolio.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at amortized cost	$303,951,434
Cash	355
Receivable for fund shares sold	95,110
Accrued interest receivable	3,863
Prepaid expenses and other assets	85

Total assets	304,050,847

Liabilities:
Payable for fund shares redeemed	3,066,777
Payable for dividends	40,885
Payable for investment management services	59,405
Payable for compliance services	378
Accrued custody expense	3,045
Accrued professional fees	6,392
Accrued accounting fees	14,939
Accrued printing and filing fees	13,195
Other accrued expenses	392

Total liabilities	3,205,408

Net assets	$300,845,439

Net assets consist of:
Par value, $1 per share	$30,084,557
Paid-in capital in excess of par value	270,760,882

Net assets	$300,845,439

Shares outstanding	30,084,557	*

Authorized Fund shares allocated to Portfolio	30,000,000	*

Net asset value per share	$10.00

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$7,302,102

Expenses:
Management fees	366,429
Custodian fees	10,211
Directors’ fees	6,852
Professional fees	8,931
Accounting fees	45,188
Printing and filing fees	14,338
Compliance expense	2,358
Other	300

Total expenses	454,607
Less expenses voluntarily reduced or reimbursed by adviser	(24,795)

Net expenses	429,812

Net investment income	6,872,290

Change in net assets from operations	$6,872,290

*	As presented in Note 1 of the Notes to Financial Statements, the Fund had 350 miillion authorized shares at period end. Approximately 175 miillion shares were un-issued at period end. As such, the shares in the Money Market Portfolio class in excess of the “Authorized Fund Shares allocated to the Portfolio” do not represent unauthorized shares of the Fund. Un-issued shares of other Fund Portfolios were subsequently re-allocated to the Money Market Portfolio, upon proper approval of the Board.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$6,872,290	$9,582,399
Net realized gain on investments	—	623

Change in net assets from operations	6,872,290	9,583,022

Distributions to shareholders:
Distributions from net investment income	(6,872,290)	(9,582,399)
Distributions of net realized capital gains	—	(623)

Total distributions to shareholders	(6,872,290)	(9,583,022)

Capital transactions:
Received from shares sold	179,526,424	233,252,250
Received from dividends reinvested	6,899,920	9,514,506
Paid for shares redeemed	(139,958,968)	(157,951,404)

Change in net assets from capital transactions	46,467,376	84,815,352

Change in net assets	46,467,376	84,815,352
Net Assets:
Beginning of period	254,378,063	169,562,711

End of period	$300,845,439	$254,378,063

 Financial Highlights

	Six-Month Period
	Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of period	$10.00		$10.00	$10.00	$10.00	$10.00
Operations:
Net investment income	0.25		0.47	0.27	0.09	0.07

Distributions:
Distributions from net investment income	(0.25)		(0.47)	(0.27)	(0.09)	(0.07)

Net asset value, end of period	$10.00		$10.00	$10.00	$10.00	$10.00

Total return	2.50	%(b)	4.79%	2.92%	1.01%	0.74%
Ratios and supplemental data:
Net assets at end of period (millions)	$300.8		$254.4	$169.6	$141.0	$129.3
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.31	%(a)	0.32%	0.33%	0.36%	0.41%
Net investment income	4.99	%(a)	4.72%	2.92%	1.03%	0.74%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.33	%(a)	0.35%	0.37%	0.40%	0.44%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bond Portfolio

 Objective

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

 Performance as of June 30, 2007

Average Annual Total Returns:
One year	6.16%
Five year	5.21%
Ten year	5.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the Bond Portfolio returned 1.18% versus 1.36% for the current benchmark, the Merrill Lynch U.S. Corporate Bond Index 1-10 Year (“the Merrill Lynch Index”).

The Bond Portfolio underperformed the Merrill Lynch Index due to the announcements of leveraged buy-outs (“LBOs”) of two companies held in the Bond Portfolio (SLM Corp. and Nuveen Investments, Inc.), the widening of credit spreads in the finance sector as a result of these two LBOs, and an over-weighting in the homebuilding sector, which performed poorly.(1)

There were two dominant themes in the fixed income market during the first half of 2007. There has been a meltdown in the subprime mortgage market. This meltdown does not directly impact the Bond Portfolio because the Bond Portfolio only invests in corporate bonds. The Bond Portfolio, however, has been affected to the extent that the problems in the subprime market impact corporate credit. The subprime lending problem has negatively impacted mortgage lenders, brokerage firms, and homebuilders. The other dominant theme in the fixed income market has been continued LBOs of investment grade companies by private-equity funds.(1)

The announcements of the LBOs of SLM Corp. and Nuveen Investments, Inc. negatively impacted the Bond Portfolio and explains much of the under-performance of the Bond Portfolio. Both of these LBOs occurred in the Finance sector, which here-to-fore, was believed to be a sector safe from LBOs.(1)

During the first half of 2007, the Treasury yield curve began its return to a normal upward sloping shape. At the start of the year, the Treasury yield curve was slightly inverted. By June 30, the Treasury curve had a 16 basis point positive slope from 2-year to 10-year Treasuries. The change was the result of an increase in the yields of longer maturity Treasuries. The Bond Portfolio was properly positioned for this change in Treasury yields because the Bond Portfolio’s duration was slightly short of the benchmark’s duration for much of the first half of the year.(1)

After being very tight for a long period of time, credit spreads began to widen during the first half of 2007. The credit spread for the Merrill Lynch Index widened 10 basis points during the period. The average credit quality of the Bond Portfolio was BBB+ versus mid-A for the Merrill Lynch Index. During the first half, lower quality bonds outperformed higher quality bonds, thus the overall credit quality of the Bond Portfolio benefited performance.(1)

Several industry weightings impacted performance. It has already been mentioned that the over-weighting in homebuilders negatively impacted performance. The Bond Portfolio benefited from its under-weighting in banks and brokers because they underperformed. The Bond Portfolio also benefited from its over-weighting in electric utilities and REITs, which outperformed. The poorest performing securities held in the Bond Portfolio were SLM Corp. and Nuveen Investments, Inc., which were the subject of LBO announcements. Other poor performers included GMAC LLC and Pulte Homes, Inc., on weakness in the subprime lending and homebuilding markets. Securities owned by the Bond Portfolio that performed very well included HCA, Inc., Clear Channel Communications, Inc., Rogers Cable, Inc., The Rouse Co. and Hospira, Inc.(1)

We expect the growth rate of the U.S. economy to slow because of the cumulative impact of the tightening moves on the part of the Federal Reserve, high gasoline prices, and problems in the subprime mortgage market and in homebuilding. Because of a slowing economy, the Federal Reserve will likely begin to cut its Fed Funds rate, allowing the yield curve to continue to steepen. For this reason, the duration of the Bond Portfolio will be shortened. We expect that credit spreads will continue to widen from very tight levels because of the weakening economy, and demand on the part of investors for more spread to compensate them for the risk of leveraging events. Due to widening credit spreads and a continuation of equity-friendly actions taken by companies, purchases will be made in higher quality names having change-of-control protections for bondholders. We will maintain an over-weighting in REITs and electric utilities and increase purchases in the bank sector because it is difficult to significantly increase leverage in these entities. We will sell investments in companies that have a greater likelihood of being acquired through an LBO. We will also trade into securities that offer change-of-control covenant protection.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Merrill Lynch U.S. Corporate Bond Index 1-10 Year represents $150 million issue or greater investment grade bonds maturing in 1 to 10 years.

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

		% of Net Assets

1.	Monsanto Co. 7.375% 08/15/2012	1.1
2.	TransAlta Corp. 6.750% 07/15/2012	1.1
3.	Verizon Communications Inc. 5.350% 02/15/2011	1.0
4.	Keycorp 4.700% 05/21/2009	1.0
5.	DaimlerChrysler N.A. Holding Corp. 4.050% 06/04/2008	1.0
6.	FIA Credit Services NA 4.625% 08/03/2009	1.0
7.	General Electric Capital Corp. 4.875% 10/21/2010	1.0
8.	Pemex Project Funding Master Trust 5.750% 12/15/2015	1.0
9.	Merrill Lynch & Co., Inc. 4.790% 08/04/2010	0.9
10.	Lehman Brothers Holdings, Inc. 3.500% 08/07/2008	0.9

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets
Corporate Bonds (3) (4)	96.3
Asset-Backed Securities (3) (4)	0.3
Foreign Government Bonds (4)	0.7
Short-Term Notes and Other Net Assets	2.7

100.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets
Financials	42.4
Consumer Discretionary	14.6
Utilities	12.8
Telecommunication Services	6.6
Industrials	6.3
Energy	5.2
Consumer Staples	2.9
Materials	2.9
Health Care	1.6
Information Technology	1.3

96.6

(4)	Bond Credit Quality (Standard & Poor’s Ratings):

% of Total Bonds
AAA	2.0
AA	10.7
A	24.3
BBB	57.7
BB	4.9
B	0.4

100.0

Ohio National Fund, Inc.
Bond Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

	Face	Fair
Corporate Bonds – 96.3%	Amount	Value

CONSUMER DISCRETIONARY – 14.6%
Auto Components – 0.7%
Johnson Controls, Inc. 5.250%, 01/15/2011	$1,250,000	$1,238,155
Automobiles – 1.0%
DaimlerChrysler N.A. Holding Corp. 4.050%, 06/04/2008	1,750,000	1,725,829
Hotels, Restaurants & Leisure – 1.6%
Harrah’s Operating Co. Inc. 5.500%, 07/01/2010	1,000,000	969,408
Mirage Resorts, Inc. 6.750%, 02/01/2008	700,000	704,375
Wyndham Worldwide Corp. 6.000%, 12/01/2016	1,250,000	1,207,715

		2,881,498
Household Durables – 3.3%
Centex Corp. 5.125%, 10/01/2013	1,000,000	927,358
Lennar Corp. 5.950%, 03/01/2013	1,000,000	976,054
Mohawk Industries, Inc. 5.750%, 01/15/2011	1,000,000	1,000,014
Newell Rubbermaid, Inc. 4.625%, 12/15/2009	1,000,000	982,332
Pulte Homes, Inc. 8.125%, 03/01/2011	1,000,000	1,060,453
7.875%, 08/01/2011	1,000,000	1,038,665

		5,984,876
Leisure Equipment & Products – 0.4%
Eastman Kodak Co. 3.625%, 05/15/2008	750,000	733,125
Media – 5.1%
Clear Channel Communications, Inc. 5.750%, 01/15/2013	1,000,000	901,430
Comcast Corp. 5.875%, 02/15/2018	1,750,000	1,698,193
Cox Communications, Inc. 6.750%, 03/15/2011	1,500,000	1,553,566
Rogers Cable, Inc. 5.500%, 03/15/2014	1,500,000	1,456,592
Time Warner Cable, Inc. 5.850%, 05/01/2017 (a)	1,000,000	974,436
Time Warner, Inc. 6.875%, 05/01/2012	1,000,000	1,044,336
Viacom, Inc. 5.750%, 04/30/2011	1,500,000	1,499,097

		9,127,650
Multiline Retail – 1.0%
Federated Retail Holdings, Inc. 5.900%, 12/01/2016	1,750,000	1,708,631
Specialty Retail – 1.5%
Staples, Inc. 7.375%, 10/01/2012	1,000,000	1,070,165
The Home Depot, Inc. 5.250%, 12/16/2013	1,750,000	1,690,299

		2,760,464

TOTAL CONSUMER DISCRETIONARY		26,160,228
CONSUMER STAPLES – 2.9%
Food & Staples Retailing – 1.2%
CVS Caremark Corporation 5.750%, 06/01/2017	1,750,000	1,691,571
Safeway, Inc. 5.800%, 08/15/2012	500,000	500,654

		2,192,225
Food Products – 1.7%
Bunge N.A. Finance LP 5.900%, 04/01/2017	1,500,000	1,456,017
Tyson Foods, Inc. 6.600%, 04/01/2016	1,500,000	1,547,610

		3,003,627

TOTAL CONSUMER STAPLES		5,195,852
ENERGY – 5.2%
Oil, Gas & Consumable Fuels – 5.2%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	1,500,000	1,467,189
Atlantic Richfield Co. 8.550%, 03/01/2012	200,000	224,538
Energy Transfer Partners LP 5.650%, 08/01/2012	1,000,000	989,421
Enterprise Products Operating L.P. 4.625%, 10/15/2009	1,500,000	1,469,919
Marathon Oil Corp. 6.125%, 03/15/2012	750,000	764,281
Ocean Energy, Inc. 7.250%, 10/01/2011	1,000,000	1,053,485
Pemex Project Funding Master Trust 5.750%, 12/15/2015	1,750,000	1,718,937
Valero Energy Corp. 6.875%, 04/15/2012	750,000	786,219
XTO Energy, Inc. 4.900%, 02/01/2014	1,000,000	947,650

TOTAL ENERGY		9,421,639
FINANCIALS – 42.4%
Capital Markets – 9.1%
Allied Capital Corp. 6.625%, 07/15/2011	1,500,000	1,515,924
Amvescap PLC 4.500%, 12/15/2009	1,500,000	1,464,603
Credit Suisse (USA), Inc. 5.250%, 03/02/2011	1,500,000	1,490,278
Jefferies Group Inc. 5.875%, 06/08/2014	1,500,000	1,484,279
Lehman Brothers Holdings, Inc. 3.500%, 08/07/2008	1,750,000	1,713,985
Merrill Lynch & Co., Inc. 4.790%, 08/04/2010	1,750,000	1,716,069

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

	Face	Fair
Corporate Bonds – 96.3%	Amount	Value

Capital Markets (continued)
Morgan Stanley 4.750%, 04/01/2014	$1,750,000	$1,636,525
Nuveen Investments, Inc. 5.000%, 09/15/2010	1,000,000	919,494
The Bear Stearns Companies, Inc. 3.250%, 03/25/2009	1,750,000	1,688,486
The Goldman Sachs Group LP 4.500%, 06/15/2010	1,750,000	1,707,391
Waddell & Reed Financial, Inc. 5.600%, 01/15/2011	1,000,000	990,231

		16,327,265
Commercial Banks – 8.1%
BB&T Corp. 5.200%, 12/23/2015	1,500,000	1,431,373
BOI Capital Funding No. 2 5.571%, Perpetual (a) (c)	1,000,000	949,765
Deutsche Bank Capital Funding Trust VII 5.628%, Perpetual (a) (c)	1,500,000	1,430,505
Fifth Third Bancorp 4.500%, 06/01/2018	1,750,000	1,547,159
Firstar Bank NA 7.125%, 12/01/2009	1,500,000	1,559,601
Keycorp 4.700%, 05/21/2009	1,750,000	1,729,679
PNC Funding Corp. 5.250%, 11/15/2015	1,500,000	1,443,433
SunTrust Bank 5.000%, 09/01/2015	1,500,000	1,417,769
Wachovia Capital Trust III 5.800%, Perpetual (c)	1,500,000	1,494,690
Wells Fargo Bank, NA 6.450%, 02/01/2011	1,500,000	1,547,867

		14,551,841
Consumer Finance – 6.1%
American Express Credit Corp. 5.000%, 12/02/2010	1,500,000	1,483,861
American General Finance Corp. 4.875%, 05/15/2010	1,000,000	983,359
Capital One Bank 5.125%, 02/15/2014	1,000,000	961,180
Discover Financial Services 6.450%, 06/12/2017 (a)	1,500,000	1,500,705
FIA Credit Services NA 4.625%, 08/03/2009	1,750,000	1,724,599
GMAC LLC 7.250%, 03/02/2011	1,500,000	1,496,265
HSBC Finance Corp. 6.375%, 11/27/2012	1,500,000	1,541,753
SLM Corp. 5.375%, 05/15/2014	1,500,000	1,287,168

		10,978,890
Diversified Financial Services – 3.9%
Capmark Financial Group Inc. 6.300%, 05/10/2017 (a)	1,000,000	985,833
Citigroup, Inc. 4.625%, 08/03/2010	1,500,000	1,469,325
Diversified Financial Services (continued)
General Electric Capital Corp. 4.875%, 10/21/2010	1,750,000	1,724,088
ILFC E-Capital Trust I 5.900%, 12/21/2065 (a) (b)	1,500,000	1,492,789
JPMorgan Chase & Co. 5.150%, 10/01/2015	1,500,000	1,428,692

		7,100,727
Insurance – 4.7%
Assurant, Inc. 5.625%, 02/15/2014	1,500,000	1,469,985
Axis Capital Holdings Ltd. 5.750%, 12/01/2014	1,000,000	972,954
Liberty Mutual Group 5.750%, 03/15/2014 (a)	1,000,000	968,764
Lincoln National Corp. 6.500%, 03/15/2008	1,250,000	1,255,256
Loews Corp. 5.250%, 03/15/2016	750,000	719,850
Marsh & McLennan Cos. Inc. 3.625%, 02/15/2008	1,000,000	987,132
Prudential Financial Inc. 6.100%, 06/15/2017	1,500,000	1,519,723
StanCorp Financial Group, Inc. 6.875%, 10/01/2012	500,000	521,597

		8,415,261
Real Estate Investment Trusts – 7.5%
AvalonBay Communities, Inc. 6.625%, 01/15/2008	1,000,000	1,005,821
Camden Property Trust 4.375%, 01/15/2010	1,000,000	971,232
Developers Diversified Realty Corp. 5.375%, 10/15/2012	1,250,000	1,226,312
Equity One Inc. 6.250%, 01/15/2017	1,250,000	1,250,947
Health Care Property Investors, Inc. 4.875%, 09/15/2010	1,500,000	1,454,701
iStar Financial, Inc. 5.700%, 03/01/2014	1,000,000	976,943
Mack-Cali Realty L.P. 4.600%, 06/15/2013	1,000,000	937,633
Post Apartment Homes L.P. 5.125%, 10/12/2011	750,000	728,720
Potlatch Corp. 13.000%, 12/01/2009	1,000,000	1,130,632
ProLogis 5.750%, 04/01/2016	1,500,000	1,482,036
Simon Property Group L.P. 4.875%, 08/15/2010	1,250,000	1,227,523
The Rouse Co. 7.200%, 09/15/2012	1,000,000	1,031,329

		13,423,829
Real Estate Management & Development – 0.8%
ERP Operating L.P. 4.750%, 06/15/2009	1,500,000	1,478,405

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

	Face	Fair
Corporate Bonds – 96.3%	Amount	Value

Thrifts & Mortgage Finance – 2.2%
Countrywide Home Loans, Inc. 4.125%, 09/15/2009	$1,500,000	$1,455,639
Radian Group, Inc. 7.750%, 06/01/2011	1,000,000	1,068,982
Washington Mutual, Inc. 4.625%, 04/01/2014	1,500,000	1,380,625

		3,905,246

TOTAL FINANCIALS		76,181,464
HEALTH CARE – 1.6%
Health Care Equipment & Supplies – 0.8%
Hospira, Inc. 4.950%, 06/15/2009	1,500,000	1,485,822
Health Care Providers & Services – 0.8%
WellPoint, Inc. 4.250%, 12/15/2009	1,500,000	1,453,815

TOTAL HEALTH CARE		2,939,637
INDUSTRIALS – 6.0%
Aerospace & Defense – 0.3%
Boeing Capital Corp. 5.400%, 11/30/2009	500,000	499,471
Building Products – 0.8%
Owens Corning Inc. 6.500%, 12/01/2016	1,500,000	1,503,539
Industrial Conglomerates – 0.8%
Hutchison Whampoa International Ltd. 6.250%, 01/24/2014 (a)	1,500,000	1,523,250
Machinery – 1.4%
Caterpillar Inc. 5.700%, 08/15/2016	1,500,000	1,493,060
Timken Co. 5.750%, 02/15/2010	1,000,000	994,943

		2,488,003
Road & Rail – 2.7%
CSX Corp. 5.600%, 05/01/2017	1,500,000	1,453,083
ERAC USA Finance Co. 6.200%, 11/01/2016 (a)	1,500,000	1,491,096
Ryder System, Inc. 4.625%, 04/01/2010	1,000,000	970,512
Union Pacific Corp. 3.625%, 06/01/2010	1,000,000	949,775

		4,864,466

TOTAL INDUSTRIALS		10,878,729
INFORMATION TECHNOLOGY – 1.3%
Computers & Peripherals – 0.6%
NCR Corp. 7.125%, 06/15/2009	1,000,000	1,022,013
IT Services – 0.7%
Fiserv, Inc. 4.000%, 04/15/2008	1,250,000	1,235,504

TOTAL INFORMATION TECHNOLOGY		2,257,517
MATERIALS – 2.9%
Chemicals – 1.8%
ICI Wilmington, Inc. 4.375%, 12/01/2008	1,000,000	983,482
Monsanto Co. 7.375%, 08/15/2012	2,000,000	2,155,516

		3,138,998
Metals & Mining – 0.6%
Teck Cominco Ltd. 7.000%, 09/15/2012	1,000,000	1,054,187
Paper & Forest Products – 0.5%
International Paper Co. 5.300%, 04/01/2015	1,000,000	945,800

TOTAL MATERIALS		5,138,985
TELECOMMUNICATION SERVICES – 6.6%
Diversified Telecommunication Services – 4.8%
AT&T Corp. 7.300%, 11/15/2011	500,000	532,737
BellSouth Corp. 4.200%, 09/15/2009	1,000,000	974,445
Embarq Corp. 6.738%, 06/01/2013	1,500,000	1,530,461
France Telecom SA 7.750%, 03/01/2011	1,000,000	1,069,225
Telecom Italia Capital SA 5.250%, 10/01/2015	1,500,000	1,397,076
Telefonos de Mexico SAB de CV 4.750%, 01/27/2010	1,500,000	1,464,917
Verizon Communications Inc. 5.350%, 02/15/2011	1,750,000	1,741,115

		8,709,976
Wireless Telecommunication Services – 1.8%
America Movil S.A.B. de C.V. 5.750%, 01/15/2015	1,000,000	991,496
AT&T Wireless Services, Inc. 7.875%, 03/01/2011	750,000	807,025
Sprint Nextel Corp. 6.000%, 12/01/2016	1,500,000	1,425,483

		3,224,004

TOTAL TELECOMMUNICATION SERVICES		11,933,980
UTILITIES – 12.8%
Electric Utilities – 7.4%
Appalachian Power Co. 5.550%, 04/01/2011	1,500,000	1,494,613
Commonwealth Edison Co. 5.950%, 08/15/2016	1,500,000	1,471,014
Entergy Mississippi, Inc. 5.920%, 02/01/2016	1,000,000	986,026
IPALCO Enterprises, Inc. 8.625%, 11/14/2011	1,000,000	1,075,000
Kansas City Power & Light Co. 5.850%, 06/15/2017	1,500,000	1,484,372
Metropolitan Edison Co. 4.875%, 04/01/2014	750,000	702,933

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

	Face	Fair
Corporate Bonds – 96.3%	Amount	Value

Electric Utilities (continued)
Pepco Holdings, Inc. 4.000%, 05/15/2010	$750,000	$718,294
PSEG Power LLC 5.000%, 04/01/2014	750,000	710,447
Scottish Power plc 4.910%, 03/15/2010	1,000,000	986,116
Tenaska Georgia Partners L.P. 9.500%, 02/01/2030	498,124	610,984
Union Electric Co. 6.400%, 06/15/2017	1,500,000	1,533,114
Virginia Electric & Power Co. 5.400%, 01/15/2016	1,500,000	1,449,299

		13,222,212
Gas Utilities – 1.8%
Atmos Energy Corp. 4.000%, 10/15/2009	1,000,000	966,881
CenterPoint Energy Resources Corp. 5.950%, 01/15/2014	500,000	495,470
Duke Capital Corp. 5.500%, 03/01/2014	750,000	721,030
Southwest Gas Corp. 7.625%, 05/15/2012	1,000,000	1,066,267

		3,249,648
Independent Power Producers & Energy Traders – 1.5%
Texas Utilities Electric Co. 7.480%, 01/01/2017	694,000	705,507
TransAlta Corp. 6.750%, 07/15/2012	2,000,000	2,063,356

		2,768,863
Multi-Utilities – 2.1%
Avista Corp. 9.750%, 06/01/2008	500,000	518,529
Baltimore Gas & Electric Co. 6.200%, 04/08/2008	1,000,000	1,005,855
Consumers Energy Co. 6.000%, 02/15/2014	1,000,000	1,011,326
Multi-Utilities (continued)
Sempra Energy 4.750%, 05/15/2009	1,250,000	1,236,259

		3,771,969

TOTAL UTILITIES		23,012,692

Total Corporate Bonds (Cost $174,585,770)		$173,120,723

	Face	Fair
Asset Backed Securities – 0.3%	Amount	Value

INDUSTRIALS – 0.3%
Air Freight & Logistics – 0.3%
FedEx Corp. Series 1998-1, 7.020%, 01/15/2016	$517,875	$535,971

Total Asset Backed Securities (Cost $532,409)		$535,971

	Face	Fair
Foreign Government Bonds – 0.7%	Amount	Value

United Mexican States 5.875%, 01/15/2014	$1,250,000	$1,259,375

Total Foreign Government Bonds (Cost $1,255,027)		$1,259,375

	Face	Fair
Short-Term Notes – 1.4%	Amount	Value

Prudential Funding LLC 5.280%, 07/02/2007	$2,556,000	$2,555,626

Total Short-Term Notes (Cost $2,555,626)		$2,555,626

Total Investments – 98.7% (Cost $178,928,832) (d)		$177,471,695
Other Assets in Excess of Liabilities – 1.3%		2,266,010

Net Assets – 100.0%		$179,737,705

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2007, the value of these securities totaled $11,317,143 or 6.3% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	This security is a fixed-to-floating rate bond. The coupon rate is fixed at 5.900% through 12/21/2010. Thereafter, the rate is a variable rate based on the highest rate among the three month U.S. LIBOR and the 10-year and 30-year Constant Maturity Treasury rates.

(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at June 30, 2007.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bond Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $178,928,832)	$177,471,695
Cash	503
Receivable for fund shares sold	6,028
Accrued interest receivable	2,484,006
Prepaid expenses and other assets	60

Total assets	179,962,292

Liabilities:
Payable for fund shares redeemed	112,004
Payable for investment management services	82,361
Payable for compliance services	378
Accrued custody expense	1,761
Accrued professional fees	6,224
Accrued accounting fees	12,665
Accrued printing and filing fees	8,908
Other accrued expenses	286

Total liabilities	224,587

Net assets	$179,737,705

Net assets consist of:
Par value, $1 per share	$16,101,564
Paid-in capital in excess of par value	155,564,367
Accumulated net realized loss on investments	(2,697,807)
Net unrealized depreciation on investments	(1,457,137)
Undistributed net investment income	12,226,718

Net assets	$179,737,705

Shares outstanding	16,101,564

Authorized Fund shares allocated to Portfolio	20,000,000

Net asset value per share	$11.16

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$4,961,681

Expenses:
Management fees	489,969
Custodian fees	5,670
Directors’ fees	4,281
Professional fees	7,934
Accounting fees	37,886
Printing and filing fees	9,018
Compliance expense	2,358
Other	215

Total expenses	557,331

Net investment income	4,404,350

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	93,060
Change in unrealized appreciation/depreciation on investments	(2,402,487)

Net realized/unrealized gain (loss) on investments	(2,309,427)

Change in net assets from operations	$2,094,923

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bond Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,404,350	$7,819,874
Net realized gain (loss) on investments	93,060	(522,752)
Change in unrealized appreciation/depreciation on investments	(2,402,487)	(182,739)

Change in net assets from operations	2,094,923	7,114,383

Distributions to shareholders:
Distributions from net investment income	—	(6,237,402)

Capital transactions:
Received from shares sold	15,919,295	35,854,344
Received from dividends reinvested	—	6,237,402
Paid for shares redeemed	(9,394,709)	(10,845,383)

Change in net assets from capital transactions	6,524,586	31,246,363

Change in net assets	8,619,509	32,123,344
Net Assets:
Beginning of period	171,118,196	138,994,852

End of period	$179,737,705	$171,118,196

Undistributed net investment income	$12,226,718	$7,822,368

 Financial Highlights

	Six-Month Period
	Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of period	$11.03		$10.96	$11.33	$10.70	$10.25
Operations:
Net investment income	0.26		0.55 (a)	0.56 (a)	0.51	0.61
Net realized and unrealized gain (loss) on investments	(0.13)		(0.06)	(0.51)	0.12	0.45

Total from operations	0.13		0.49	0.05	0.63	1.06

Distributions:
Distributions from net investment income	—		(0.42)	(0.42)	—	(0.61)

Net asset value, end of period	$11.16		$11.03	$10.96	$11.33	$10.70

Total return	1.18	%(c)	4.44%	0.42%	5.89%	10.46%
Ratios and supplemental data:
Net assets at end of period (millions)	$179.7		$171.1	$139.0	$114.4	$90.3
Ratios to average net assets:
Expenses	0.63	%(b)	0.65%	0.68%	0.72%	0.77%
Net investment income	5.00	%(b)	4.99%	4.97%	5.22%	5.66%
Portfolio turnover rate	5%		25%	13%	19%	30%

(a)	Calculated using the average daily shares method.

(b)	Annualized.

(c)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Objective

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

 Performance as of June 30, 2007

Average Annual Total Returns:
One year	16.98%
Five year	10.12%
Ten year	2.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the Omni Portfolio returned 5.57% versus 5.13% for the current benchmark, which is composed of 70% S&P 500 Index and 30% Merrill Lynch U.S. Corporate Master Bond Index (“Merrill Lynch Index”).

This outperformance of 44 basis points is the result of three factors. First, the equity component of the Omni Portfolio outperformed the S&P 500 Index. Second, the bond component of the Omni Portfolio underperformed the Merrill Lynch Corporate Master Bond Index. Third, the Omni Portfolio was slightly over-weighted in stocks, and stocks outperformed bonds during the first half of 2007.

Uncertainty and mixed economic data marked the first half of 2007. The stock market indices had a rough start early in the year with declining consumer sentiment, escalating gasoline prices, and currency worries causing the indices to take their biggest fall in four years. Subprime mortgage industry concerns also contributed to the apprehensive environment. While home sales looked to be improving early in the year, they returned to declines later in the period with prices falling. However, the overall economy continued to remain somewhat healthy and the market indices rebounded in the second quarter, proving their resiliency. Job growth bounced back in March and the unemployment rate dropped to a six-year low of 4.4%, holding fairly steady through the end of the period. Consumer spending also remained strong until June when the pressure from higher gasoline prices took a toll on retail sales. An increase in treasury yields and wider credit spreads resulted in low returns from bonds. Treasury yields rose because the core inflation rate was at the high end of the Federal Reserve’s range for this measure of inflation. Credit spreads widened because of concerns over subprime lending and continued leveraged buy-out (“LBO”) activity.

The equity component of the Omni Portfolio had a return of 7.95% versus 6.96% for the S&P 500. This nearly 100 basis points of outperformance was primarily the result of specific stock selection rather than sector selection. The major contributors to equity outperformance included Rio Tinto PLC up 33%, Apple Inc. up 44%, Baker Hughes, Inc., up 32%, Honeywell International, Inc., up 23% and Occidental Petroleum Corp. up 33%. Detractors from equity performance included Constellation Brands, Inc. down 28%, Human Genome Sciences, Inc. down 28%, Alcatel-Lucent down 19% and Vertex Pharmaceuticals, Inc. down 16%.(1)

The composition of the equity component of the Omni Portfolio has not changed significantly since the beginning of the year. The weighting in financial stocks was decreased to a 7% under-weight. The weighting in Industrials stocks was also reduced to a substantial under-weight. Slight additions were made to Information Technology stocks, increasing the over-weight in this sector. Early in the year, the weighting in Consumer Staples was reduced, but then added substantially to, bringing the Consumer Staples sector to an over-weight.(1)

The bond component of the Omni Portfolio had a return of 0.60%, underperforming the Merrill Lynch Corporate Master Bond Index by 22 basis points. This underperformance in bonds was due to two holdings in the Portfolio, SLM Corp. and Nuveen Investments, Inc., both of which were the subject of LBO announcements. Other poorly performing bonds included Residential Capital LLC, Nevada Power Co. and The Bear Stearns Companies Inc. Bonds that performed well included Rogers Cable, Inc., DaimlerChrysler N.A. Holding Corp., Pemex Project Funding Master Trust, America Movil S.A.B. de C.V. and Embarq Corp. The duration of Omni’s bond component was properly positioned short of the Merrill Lynch Index since interest rates rose during the first half of the year. The bond component of the Omni Portfolio was over-weighted versus the Merrill Lynch Index in cable, electric utilities and REITs, all of which outperformed. The bond component was under-weighted in the banking sector, which underperformed.(1)

While the U.S. economy continues to grow, it is exhibiting signs of stress caused by high gasoline costs, problems in subprime lending and homebuilding, and recent concerns about loan quality at financial institutions. The stock component is positioned somewhat defensively going into the second half of the year. The stock component is over-weighted in Consumer Staples, Health Care and Information Technology, and under-weighted in Financials and Industrials. The strategy for the bond component of the Omni Portfolio includes maintaining a duration that is short of the bond index because the yield curve is expected to continue steepening, increasing the average credit quality of the bond component given tight credit spreads, and swapping into bonds that have change-of-control covenant protection. We will also over-weight bond sectors that are less susceptible to LBOs, such as electric utilities and REITs.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Merrill Lynch U.S. Corporate Master Bond Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $150 million.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets
Common Stocks (3)	72.6
Corporate Bonds (3)	24.7
Repurchase Agreements and Other Net Assets	2.7

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

		% of Net Assets

1.	Cisco Systems, Inc.	1.9
2.	The Procter & Gamble Co.	1.8
3.	NIKE, Inc. Class B	1.5
4.	Applied Materials, Inc.	1.5
5.	Microsoft Corp.	1.5
6.	Occidental Petroleum Corp.	1.5
7.	Vertex Pharmaceuticals, Inc.	1.5
8.	Wyeth	1.5
9.	The Chubb Corp.	1.5
10.	International Business Machines Corp.	1.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets
Financials	20.7
Information Technology	18.3
Health Care	13.7
Consumer Discretionary	11.6
Consumer Staples	9.6
Energy	9.2
Telecommunication Services	4.7
Materials	4.1
Utilities	3.4
Industrials	2.0

97.3

Ohio National Fund, Inc.
Omni Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 72.6%	Shares	Value

CONSUMER DISCRETIONARY – 8.1%
Auto Components – 0.9%
Johnson Controls, Inc.	4,900	$567,273

Hotels, Restaurants & Leisure – 2.3%
Hilton Hotels Corp.	8,600	287,842
Royal Caribbean Cruises Ltd.	11,300	485,674
Starwood Hotels & Resorts Worldwide, Inc.	11,100	744,477

		1,517,993

Media – 1.3%
Citadel Broadcasting Corp.	5	32
The Walt Disney Co.	25,400	867,156

		867,188

Multiline Retail – 1.4%
J.C. Penney Co. Inc.	12,700	919,226

Specialty Retail – 0.6%
Abercrombie & Fitch Co. Class A	5,600	408,688

Textiles, Apparel & Luxury Goods – 1.6%
NIKE, Inc. Class B	17,400	1,014,246

TOTAL CONSUMER DISCRETIONARY		5,294,614

CONSUMER STAPLES – 8.8%
Beverages – 2.9%
PepsiCo, Inc.	14,500	940,325
The Coca-Cola Co.	18,300	957,273

		1,897,598

Food Products – 3.3%
General Mills, Inc.	14,900	870,458
Kraft Foods, Inc. Class A	22,100	779,025
Unilever NV – ADR	17,800	552,156

		2,201,639

Household Products – 2.6%
Colgate-Palmolive Co.	8,200	531,770
The Procter & Gamble Co.	19,200	1,174,848

		1,706,618

TOTAL CONSUMER STAPLES		5,805,855

ENERGY – 7.5%
Energy Equipment & Services – 2.2%
Baker Hughes, Inc.	11,100	933,843
Grant Prideco, Inc. (a)	9,300	500,619

		1,434,462

Oil, Gas & Consumable Fuels – 5.3%
Apache Corp.	8,200	669,038
Cameco Corp.	11,900	603,806
Hess Corp.	15,200	896,192
Noble Energy, Inc.	5,000	311,950
Occidental Petroleum Corp.	17,000	983,960

		3,464,946

TOTAL ENERGY		4,899,408

FINANCIALS – 9.8%
Capital Markets – 2.7%
Morgan Stanley	10,800	905,904
Capital Markets (continued)
The Goldman Sachs Group, Inc.	4,000	867,000

		1,772,904

Commercial Banks – 1.3%
Wachovia Corp.	17,000	871,250

Consumer Finance – 1.4%
Capital One Financial Corp.	11,900	933,436

Diversified Financial Services – 1.2%
JPMorgan Chase & Co.	15,600	755,820

Insurance – 2.7%
The Chubb Corp.	17,700	958,278
The Hartford Financial Services Group, Inc.	8,100	797,931

		1,756,209

Thrifts & Mortgage Finance – 0.5%
The PMI Group Inc.	7,900	352,893

TOTAL FINANCIALS		6,442,512

HEALTH CARE – 12.9%
Biotechnology – 3.5%
BioMarin Pharmaceutical, Inc. (a)	42,100	755,274
Human Genome Sciences, Inc. (a)	64,300	573,556
Vertex Pharmaceuticals, Inc. (a)	34,000	971,040

		2,299,870

Health Care Equipment & Supplies – 1.7%
Cooper Cos. Inc.	15,800	842,456
Gen-Probe, Inc. (a)	5,000	302,100

		1,144,556

Life Sciences Tools & Services – 2.0%
Applera Corp – Applied Biosystems Group	12,800	390,912
Thermo Fisher Scientific, Inc. (a)	17,900	925,788

		1,316,700

Pharmaceuticals – 5.7%
Abbott Laboratories	16,600	888,930
Johnson & Johnson	14,900	918,138
Merck & Co., Inc.	18,900	941,220
Wyeth	16,800	963,312

		3,711,600

TOTAL HEALTH CARE		8,472,726

INDUSTRIALS – 0.8%
Industrial Conglomerates – 0.8%
Textron, Inc.	4,600	506,506

TOTAL INDUSTRIALS		506,506

INFORMATION TECHNOLOGY – 18.3%
Communications Equipment – 3.3%
Cisco Systems, Inc. (a)	44,500	1,239,325
Corning, Inc. (a)	13,500	344,925
QUALCOMM, Inc.	13,300	577,087

		2,161,337

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 72.6%	Shares	Value

Computers & Peripherals – 3.8%
Apple Inc. (a)	5,200	$634,608
Hewlett-Packard Co.	20,700	923,634
International Business Machines Corp.	9,100	957,775

		2,516,017

Electronic Equipment & Instruments – 0.5%
AU Optronics Corp. – ADR	18,600	319,920

Internet Software & Services – 3.1%
eBay, Inc. (a)	18,700	601,766
Google, Inc. Class A (a)	1,700	889,746
Yahoo!, Inc. (a)	20,000	542,600

		2,034,112

IT Services – 0.8%
Hewitt Associates, Inc. Class A (a)	16,400	524,800

Semiconductor & Semiconductor Equipment – 5.3%
Applied Materials, Inc.	50,100	995,487
Intel Corp.	39,600	940,896
Maxim Integrated Products, Inc.	27,400	915,434
Texas Instruments, Inc.	17,300	650,999

		3,502,816

Software – 1.5%
Microsoft Corp.	33,500	987,245

TOTAL INFORMATION TECHNOLOGY		12,046,247

MATERIALS – 3.7%
Chemicals – 3.7%
Agrium, Inc.	17,400	761,250
Cytec Industries, Inc.	11,900	758,863
Rohm & Haas Co.	17,200	940,496

TOTAL MATERIALS		2,460,609

TELECOMMUNICATION SERVICES – 2.4%
Diversified Telecommunication Services – 2.4%
AT&T Inc.	20,600	854,900
Verizon Communications, Inc.	17,800	732,826

TOTAL TELECOMMUNICATION SERVICES		1,587,726

UTILITIES – 0.3%
Electric Utilities – 0.3%
FirstEnergy Corp.	2,900	187,717

TOTAL UTILITIES		187,717

Total Common Stocks (Cost $44,426,995)		$47,703,920

	Face	Fair
Corporate Bonds – 24.7%	Amount	Value

CONSUMER DISCRETIONARY – 3.5%
Automobiles – 0.4%
DaimlerChrysler N.A. Holding Corp. 6.500%, 11/15/2013	$250,000	$258,534

Hotels, Restaurants & Leisure – 0.4%
Harrah’s Operating Co. Inc. 5.500%, 07/01/2010	250,000	242,352

Household Durables – 0.4%
Centex Corp. 5.125%, 10/01/2013	250,000	231,839

Leisure Equipment & Products – 0.4%
Eastman Kodak Co. 3.625%, 05/15/2008	250,000	244,375

Media – 1.7%
Clear Channel Communications Inc. 4.250%, 05/15/2009	250,000	241,729
Comcast Corp. 5.875%, 02/15/2018	150,000	145,559
Cox Communications, Inc. 6.750%, 03/15/2011	250,000	258,928
Rogers Cable, Inc. 5.500%, 03/15/2014	250,000	242,765
The Walt Disney Co. 6.200%, 06/20/2014	250,000	258,923

		1,147,904

Multiline Retail – 0.2%
Federated Retail Holdings, Inc. 5.900%, 12/01/2016	150,000	146,454

TOTAL CONSUMER DISCRETIONARY		2,271,458

CONSUMER STAPLES – 0.8%
Food & Staples Retailing – 0.6%
CVS Caremark Corporation 5.750%, 06/01/2017	150,000	144,992
Safeway, Inc. 5.800%, 08/15/2012	250,000	250,326

		395,318

Food Products – 0.2%
Bunge N.A. Finance LP 5.900%, 04/01/2017	150,000	145,602

TOTAL CONSUMER STAPLES		540,920

ENERGY – 1.7%
Oil, Gas & Consumable Fuels – 1.7%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	150,000	146,719
Boardwalk Pipelines LLC 5.500%, 02/01/2017	250,000	238,622
Enterprise Products Operating LP 5.000%, 03/01/2015	150,000	140,230
Pemex Project Funding Master Trust 5.750%, 12/15/2015	150,000	147,337
Valero Energy Corp. 4.750%, 06/15/2013	250,000	237,408
XTO Energy, Inc. 4.900%, 02/01/2014	250,000	236,913

TOTAL ENERGY		1,147,229

FINANCIALS – 10.9%
Capital Markets – 2.4%
Jefferies Group Inc. 5.875%, 06/08/2014	150,000	148,428

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

	Face	Fair
Corporate Bonds – 24.7%	Amount	Value

Capital Markets (continued)
Lehman Brothers Holdings, Inc. 5.750%, 05/17/2013	$250,000	$250,174
Mellon Funding Corp. 5.500%, 11/15/2018	250,000	242,787
Merrill Lynch & Co, Inc. 6.050%, 05/16/2016	150,000	148,620
Morgan Stanley 4.750%, 04/01/2014	250,000	233,789
Nuveen Investments, Inc. 5.500%, 09/15/2015	250,000	203,836
The Bear Stearns Companies Inc. 5.550%, 01/22/2017	150,000	142,007
The Goldman Sachs Group, Inc. 5.150%, 01/15/2014	250,000	240,554

		1,610,195

Commercial Banks – 1.8%
BB&T Corp. 5.200%, 12/23/2015	150,000	143,137
Deutsche Bank Capital Funding Trust VII 5.628%, Perpetual (b) (c)	250,000	238,418
KeyBank NA 5.700%, 11/01/2017	150,000	147,018
PNC Funding Corp. 5.250%, 11/15/2015	150,000	144,343
RBS Capital Trust III 5.512%, Perpetual (c)	250,000	240,630
Wachovia Capital Trust III 5.800%, Perpetual (c)	250,000	249,115

		1,162,661

Consumer Finance – 1.4%
American General Finance Corp. 5.400%, 12/01/2015	150,000	144,798
Capital One Bank 5.125%, 02/15/2014	250,000	240,295
Discover Financial Services 6.450%, 06/12/2017 (b)	150,000	150,070
HSBC Finance Corp. 6.375%, 11/27/2012	250,000	256,959
SLM Corp. 5.375%, 05/15/2014	150,000	128,717

		920,839

Diversified Financial Services – 1.4%
Bank of America Corp. 5.750%, 08/15/2016	150,000	148,260
Capmark Financial Group Inc. 6.300%, 05/10/2017 (b)	150,000	147,875
Citigroup, Inc. 5.850%, 08/02/2016	150,000	150,259
General Electric Capital Corp. 5.000%, 01/08/2016	250,000	237,224
JPMorgan Chase & Co. 5.150%, 10/01/2015	250,000	238,115

		921,733

Insurance – 1.1%
Assurant, Inc. 5.625%, 02/15/2014	250,000	244,997
Liberty Mutual Group 5.750%, 03/15/2014 (b)	250,000	242,191
MetLife, Inc. 5.375%, 12/15/2012	250,000	247,254

		734,442

Real Estate Investment Trusts – 1.6%
Colonial Realty L.P. 6.050%, 09/01/2016	150,000	149,418
Duke Realty L.P. 4.625%, 05/15/2013	250,000	237,303
Health Care Property Investors, Inc. 6.000%, 01/30/2017	150,000	147,124
iStar Financial, Inc. 6.000%, 12/15/2010	250,000	251,248
Post Apartment Homes L.P. 5.125%, 10/12/2011	250,000	242,907

		1,028,000

Thrifts & Mortgage Finance – 1.2%
Countrywide Financial Corp. 6.250%, 05/15/2016	150,000	147,562
Radian Group, Inc. 5.375%, 06/15/2015	250,000	232,869
Residential Capital LLC 6.875%, 06/30/2015	150,000	145,707
Washington Mutual, Inc. 4.625%, 04/01/2014	250,000	230,104

		756,242

TOTAL FINANCIALS		7,134,112

HEALTH CARE – 0.8%
Health Care Equipment & Supplies – 0.2%
Hospira, Inc. 6.050%, 03/30/2017	150,000	147,977

Health Care Providers & Services – 0.2%
WellPoint, Inc. 5.875%, 06/15/2017	150,000	148,435

Pharmaceuticals – 0.4%
Wyeth 6.950%, 03/15/2011	250,000	261,844

TOTAL HEALTH CARE		558,256

INDUSTRIALS – 1.2%
Building Products – 0.2%
Owens Corning Inc. 6.500%, 12/01/2016	150,000	150,354

Industrial Conglomerates – 0.4%
Hutchison Whampoa International Ltd. 6.250%, 01/24/2014 (b)	250,000	253,875

Road & Rail – 0.6%
CSX Corp. 5.600%, 05/01/2017	150,000	145,308

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

	Face	Fair
Corporate Bonds – 24.7%	Amount	Value

Road & Rail (continued)
ERAC USA Finance Co. 6.200%, 11/01/2016 (b)	$250,000	$248,516

		393,824

TOTAL INDUSTRIALS		798,053

MATERIALS – 0.4%
Paper & Forest Products – 0.4%
International Paper Co. 5.300%, 04/01/2015	250,000	236,450

TOTAL MATERIALS		236,450

TELECOMMUNICATION SERVICES – 2.3%
Diversified Telecommunication Services – 1.9%
AT&T Corp. 7.300%, 11/15/2011	250,000	266,369
Embarq Corp. 6.738%, 06/01/2013	250,000	255,077
Telecom Italia Capital 5.250%, 10/01/2015	250,000	232,846
Telefonos de Mexico S.A.B. de CV 5.500%, 01/27/2015	250,000	244,246
Verizon Florida, Inc. 6.125%, 01/15/2013	250,000	252,322

		1,250,860

Wireless Telecommunication Services – 0.4%
America Movil S.A.B. de C.V. 5.750%, 01/15/2015	250,000	247,874

TOTAL TELECOMMUNICATION SERVICES		1,498,734

UTILITIES – 3.1%
Electric Utilities – 2.3%
Commonwealth Edison Co. 5.950%, 08/15/2016	150,000	147,102
Kansas City Power & Light Co. 5.850%, 06/15/2017	150,000	148,437
Nevada Power Co. 5.950%, 03/15/2016	150,000	147,407
Pepco Holdings, Inc. 4.000%, 05/15/2010	250,000	239,431
Electric Utilities (continued)
PSEG Power LLC 5.000%, 04/01/2014	250,000	236,816
Southern Power Co. 4.875%, 07/15/2015	250,000	232,585
Union Electric Co. 6.400%, 06/15/2017	150,000	153,311
Virginia Electric and Power Co. 4.750%, 03/01/2013	250,000	238,056

		1,543,145

Gas Utilities – 0.4%
Duke Capital Corp. 5.500%, 03/01/2014	250,000	240,344

Multi-Utilities – 0.4%
Consumers Energy Co. 6.000%, 02/15/2014	250,000	252,831

TOTAL UTILITIES		2,036,320

Total Corporate Bonds (Cost $16,672,993)		$16,221,532

	Face	Fair
Repuchase Agreements – 2.5%	Amount	Value

U.S. Bank 4.100% 07/02/2007	$1,676,000	$1,676,000

Repurchase price $1,676,573
Collateralized by:
Federal Home Loan Mortgage Corp. Gold Pool #E99143 4.500%, 09/01/2018 Fair Value: $1,709,533
Total Repurchase Agreements (Cost $1,676,000)		$1,676,000

Total Investments – 99.8% (Cost $62,775,988) (d)		$65,601,452
Other Assets in Excess of Liabilities – 0.2%		117,680

Net Assets – 100.0%		$65,719,132

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2007, the value of these securities totaled $1,280,945 or 1.9% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at June 30, 2007.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $62,775,988)	$65,601,452
Cash	1,886
Receivable for securities sold	875,819
Receivable for fund shares sold	3,050
Dividends and accrued interest receivable	273,767
Prepaid expenses and other assets	281

Total assets	66,756,255

Liabilities:
Payable for securities purchased	888,275
Payable for fund shares redeemed	99,028
Payable for investment management services	32,767
Payable for compliance services	378
Accrued custody expense	1,558
Accrued professional fees	5,701
Accrued accounting fees	5,790
Accrued printing and filing fees	3,513
Other accrued expenses	113

Total liabilities	1,037,123

Net assets	$65,719,132

Net assets consist of:
Par value, $1 per share	$3,942,162
Paid-in capital in excess of par value	56,486,073
Accumulated net realized gain on investments	1,614,744
Net unrealized appreciation on investments	2,825,464
Undistributed net investment income	850,689

Net assets	$65,719,132

Shares outstanding	3,942,162

Authorized Fund shares allocated to Portfolio	15,000,000

Net asset value per share	$16.67

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$483,105
Dividends (net of withholding tax of $234)	318,325

Total investment income	801,430

Expenses:
Management fees	197,819
Custodian fees	4,744
Directors’ fees	1,602
Professional fees	6,454
Accounting fees	17,558
Printing and filing fees	3,534
Compliance expense	2,358
Other	602

Total expenses	234,671

Net investment income	566,759

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	3,939,359
Change in unrealized appreciation/depreciation on investments	(908,770)

Net realized/unrealized gain (loss) on investments	3,030,589

Change in net assets from operations	$3,597,348

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$566,759	$1,121,885
Net realized gain (loss) on investments	3,939,359	4,986,433
Change in unrealized appreciation/depreciation on investments	(908,770)	2,135,108

Change in net assets from operations	3,597,348	8,243,426

Distributions to shareholders:
Distributions from net investment income	—	(837,955)

Capital transactions:
Received from shares sold	1,461,343	4,418,279
Received from dividends reinvested	—	837,955
Paid for shares redeemed	(6,417,837)	(11,817,923)

Change in net assets from capital transactions	(4,956,494)	(6,561,689)

Change in net assets	(1,359,146)	843,782
Net Assets:
Beginning of period	67,078,278	66,234,496

End of period	$65,719,132	$67,078,278

Undistributed net investment income	$850,689	$283,930

 Financial Highlights

	Six-Month Period
	Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of period	$15.79		$14.11	$13.05	$12.35	$9.96
Operations:
Net investment income	0.15		0.27	0.25	0.24	0.20
Net realized and unrealized gain (loss) on investments	0.73		1.61	0.99	0.64	2.39

Total from operations	0.88		1.88	1.24	0.88	2.59

Distributions:
Distributions from net investment income	—		(0.20)	(0.18)	(0.18)	(0.20)

Net asset value, end of period	$16.67		$15.79	$14.11	$13.05	$12.35

Total return	5.57	%(b)	13.32%	9.49%	7.11%	26.19%
Ratios and supplemental data:
Net assets at end of period (millions)	$65.7		$67.1	$66.2	$71.4	$66.4
Ratios to average net assets:
Expenses	0.71	%(a)	0.71%	0.71%	0.71%	0.71%
Net investment income	1.72	%(a)	1.69%	1.66%	1.97%	1.80%
Portfolio turnover rate	81%		178%	180%	240%	177%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Objective

The International Portfolio seeks total return on assets by investing primarily in equity securities of foreign companies.

 Performance as of June 30, 2007

Average Annual Total Returns:
One year	18.67%
Five year	12.23%
Ten year	3.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the International Portfolio returned 8.51% versus 11.94% for the current benchmark, the MSCI EAFE Growth (Net-USD) Index.

The world equity markets rose strongly in the first half of 2007, with the MSCI EAFE Growth (Net-USD) Index up 11.94%. By region, the strongest performer was again in emerging markets, with the MSCI Emerging Markets Growth Index up 16.45%. Within emerging markets, MSCI Emerging Market Latin America Growth was the best performer, up 29.19%. MSCI Europe Growth rose 13.67%, which outpaced the S&P 500 Index’s return of 6.96%, while MSCI Japan Growth once again disappointed, and was up a mere 2.38%.

Despite continued fears surrounding the U.S. subprime mortgage market, the depth of the U.S. mid-cycle slowdown, and pockets of inflationary pressure, the international equity markets steadily climbed higher. The continued flood of liquidity into global financial markets from trade surpluses in Asia and oil producing nations, the continuation of the “carry trade”, the continued boom in takeovers, mergers, leveraged buyouts, and the gradual rise in global interest rates versus an aggressive posture, all helped to offset investors concerns.

By sector, areas that were most exposed to the improving economic cycle were the best performers: Energy, Materials, and Industrials returned between 18.55% and 26.39%. On the other side, Financials and Health Care were major laggards. Financials were negatively impacted by the detioration in the U.S. subprime mortgage market and Health Care was hit by negative drug pipeline data out of GlaxoSmithKline PLC and Sanofi-Aventis SA.(1)

The dominant themes in the Portfolio centered on the increased weighting in emerging markets, 13.70% versus 5.36% at the start of the year, which was funded by reducing the Portfolio’s Japanese exposure from 24.58% to 14.42%. On a sector basis, the relative weighting in Financials was increased from 3.36% to 6.94%, which was driven by the Portfolio’s increased exposure to emerging market financials. In Health Care, following negative drug pipeline data from several firms, the Portfolio reduced its over-weight from .64% to an under-weight of (1.80%). In Industrials, given the sector’s strong relative performance, the Portfolio further increased its under-weight from (3.49%) to (5.34%).(1)

In the first half of 2007, equity markets were slightly volatile, but still trended higher. The markets shrugged off further interest rate tightening in the Eurozone, the United Kingdom, North America, and in China. In addition, the continued climb in crude oil, the mounting pressure of the U.S. subprime mortgage market on consumers, the escalating turmoil in the Middle East, and periodic terrorist attacks were all digested rather calmly. However, over the last six months, market risk as measured by the VIX Index rose sharply, up over 40%, from 11.56 to 16.23. As a result, this environment helped the Portfolio produce a high single digit return for the reporting period, but it also impacted our ability to keep up with the benchmark and peers. In general, the style of investing applied to this Portfolio attempts to balance both risk and reward; in an environment where risk is being priced far below its long term average, such as in the last 18 months, the Portfolio is likely to under-perform.(1)

There has been a minor change to the overall risk level and makeup of the Portfolio. As of the end of 2006, the Portfolio had 24.58% in Japan and was 2.66% over-weighted. However, at the end of June 2007, the Portfolio has reduced its weighting to 14.42% and is (6.90%) under-weight. This reduction in Japan funded the increased weighting in emerging markets. At year-end 2006, emerging markets accounted for 5.36% and now is 13.70%, with Brazil, Mexico, and South Korea as the main beneficiaries. This reallocation was driven by our belief that economic growth will continue to be strong, with emerging markets as a driver, and we have become increasingly frustrated with the pace of growth, and of overall change, in Japan.(1)

The second adjustment is related to the Portfolio’s weight in Europe. At the beginning of the reporting period, the Portfolio had 55.43% of its assets in Europe and now has 64.14%, which reduces the under-weight from (14.25%) to (5.34%). European Financials, which were negatively impacted by U.S. subprime mortgage worries and acquisition/integration risk, were the key beneficiary of the asset reallocation. The Portfolio added HSBC Holdings plc, Unicredito Italiano SpA, and Erste Bank Der Oesterreichischen Sparkassen.(1)

On the positive side, the Portfolio’s over-weight in Latin America (Brazil and Mexico), stock picking in Europe (France, UK, and Germany), and our over-weight in Canada provided relative country outperformance. On a sector basis, the Portfolio’s over-weight in Energy and Consumer Discretionary, along with an under-weight in Telecommunication Services were the best performers. The five best performing Portfolio holdings were Siemens AG, Rio Tinto plc, Companhia Vale Do Rio Doce, Encana Corp., and Transocean Inc.(1)

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

On the negative side, which outweighed the positives, the Portfolio was hurt by stock picking in Japan and its under-weight in resource-heavy Australia. On a sector basis, the Portfolio’s over-weight in Information Technology (mainly Japanese) and its under-weight in Materials and Consumer Staples hindered performance. The worst performing Portfolio holdings, four of which were Japanese, were Advantest Corp., Tokyo Seimitsu Co. Ltd., Mitsubishi UFJ Financial Group, Inc., United Arrows Ltd., and SAP AG.(1)

For all of 2007, we are forecasting better than consensus returns for the stock market, in the mid-teens. The forecasts presumes the U.S. economy will remain in slow growth mode in the first half of 2007, then resume faster growth later in the year as the Fed begins to cut interest rates. In this environment, we expect the bond market to be relatively well-behaved, and support an expansion in the U.S. equity market multiple.

Outside the U.S., we expect Europe and emerging markets to continue to climb higher, and we are becoming increasingly frustrated with the pace of growth, and of overall change, in Japan. We have been disappointed in Japan’s earnings and economic growth. However, we are keeping a close eye on Japanese equities, which have been a relative underperformer since the beginning of 2006.

We also anticipate a continued decline in the U.S. dollar, as the twin deficits continue to worsen and foreign investors continue to look to diversify their foreign currency holdings. We think much of this dollar weakness will finally come at the hands of the Yen, not the Euro, in 2007.

Despite our optimism for the full year, we are somewhat cautious about the near term. Earnings disappointments could be forthcoming with second quarter earnings due to the deceleration in the U.S. economy, continued weakness in the U.S. housing market, and inflationary pressures on raw materials. However, if we do see a significant market pullback, we would view it as a buying opportunity.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI EAFE Growth Index (Net-USD) is a subset of securities derived from the MSCI EAFE Index, which is generally representative of performance of stock markets in that region, using a two dimensional framework for style segmentation. The Index presented herein includes the effect of minimum reinvestment of dividends.

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets
Common Stocks (3)	96.0
Exchange Traded Funds (3)	2.4
Repurchase Agreements and Other Net Assets	1.6

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

	% of Net Assets

1.	Novartis AG – Reg. shares	2.9
2.	Rio Tinto plc	2.5
3.	Banco Santander Central Hispano, SA	2.4
4.	iShares MSCI Japan Index Fund	2.4
5.	Siemens AG	2.3
6.	Nestle SA	2.1
7.	Allianz SE	2.1
8.	Technip SA	2.1
9.	Vivendi SA	2.0
10.	Unicredito Italiano SpA	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Top 10 Country Weightings (combined):

% of Net Assets
United Kingdom	15.6
Japan	14.6
Switzerland	12.5
France	9.2
Germany	7.2
Brazil	5.4
Spain	4.1
Mexico	3.2
Netherlands	3.2
Italy	2.9

Ohio National Fund, Inc.
International Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 96.0%	Shares	Value

United Kingdom – 15.6%
Anglo American plc (a) (b) (8)	69,200	$4,062,832
ARM Holdings plc (b) (7)	2,302,400	6,735,135
Britvic plc (b) (2)	350,908	2,711,054
Diageo plc (b) (2)	347,682	7,226,498
HSBC Holdings plc (b) (4)	350,800	6,423,282
Reckitt Benckiser plc (b) (2)	72,464	3,967,059
Rio Tinto plc (b) (8)	132,000	10,098,445
Serco Group plc (b) (6)	675,200	6,086,651
Shire plc (b) (5)	203,600	5,025,646
Smiths Group plc (b) (6)	131,054	3,108,021
WPP Group plc (b) (1)	460,769	6,891,439

		62,336,062

Switzerland – 12.5%
ABB Ltd. (b) (6)	231,131	5,211,491
Credit Suisse Group (b) (4)	102,900	7,304,981
Nestle SA (b) (2)	22,448	8,529,646
Novartis AG – Reg. Shares (b) (5)	204,650	11,489,171
Roche Holding AG – Genusschein (b) (5)	39,963	7,080,907
Syngenta AG (b) (8)	27,100	5,283,166
Synthes Inc. (b) (5)	40,300	4,831,588

		49,730,950

Japan – 12.2%
Advantest Corp. (b) (7)	162,900	7,092,673
JSR Corp. (b) (8)	165,000	3,981,451
Mitsubishi Estate Co. Ltd. (b) (4)	131,000	3,554,114
Mitsubishi UFJ Financial Group, Inc. (b) (4)	540	5,951,171
Nidec Corp. (b) (7)	104,600	6,136,773
Nitori Co. Ltd. (b) (1)	71,450	3,566,962
Sumitomo Electric Industries Ltd. (b) (6)	237,400	3,534,590
Taiyo Nippon Sanso Corp. (b) (8)	427,000	3,301,603
Tokuyama Corp. (b) (8)	468,000	6,083,833
Tokyo Seimitsu Co. Ltd. (b) (7)	57,300	2,214,393
United Arrows Ltd. (b) (1)	202,600	3,266,293

		48,683,856

France – 9.2%
Accor SA (b) (1)	61,200	5,410,105
AXA SA (b) (4)	107,050	4,601,596
BNP Paribas SA (b) (4)	35,400	4,204,922
Schneider Electric SA (b) (6)	44,217	6,195,141
Technip SA (b) (3)	101,900	8,422,257
Vivendi SA (b) (1)	186,675	8,030,300

		36,864,321

Germany – 7.2%
Allianz SE (b) (4)	36,190	8,439,378
Commerzbank AG (b) (4)	126,400	6,028,712
Fresenius AG, Pfd. (a) (b) (5)	65,800	5,008,781
Siemens AG (b) (6)	65,500	9,379,671

		28,856,542

Brazil – 5.4%
All America Latina Logistica SA (a) (b) (6)	356,200	4,849,047
Companhia Vale Do Rio Doce – ADR (8)	166,600	6,280,820
Brazil (continued)
NET Servicos de Comunicaco SA, Preference (a) (b) (1)	372,207	6,145,564
Unibanco Uniao de Bancos Brasileiros SA – GDR (4)	38,100	4,300,347

		21,575,778

Spain – 4.1%
Banco Santander Central Hispano, SA (b) (4)	514,960	9,465,948
Enagas (b) (10)	282,000	6,964,749

		16,430,697

Mexico – 3.2%
America Movil SAB. de CV – ADR Class L (9)	59,300	3,672,449
Cemex SAB de CV – ADR (8)	157,500	5,811,750
Wal-Mart de Mexico SAB de CV (b) (2)	894,500	3,394,687

		12,878,886

Netherlands – 3.2%
Koninklijke Philips Electronics NV (b) (1)	145,334	6,158,786
Koninklijke Numico NV (b) (2)	124,552	6,472,391

		12,631,177

Italy – 2.9%
Geox SpA (b) (1)	205,900	3,792,280
Unicredito Italiano SpA (b) (4)	893,000	7,975,889

		11,768,169

South Korea – 2.8%
Hana Financial Group Inc. (b) (4)	93,000	4,526,277
Samsung Electronics Co. Ltd. (b) (7)	11,072	6,768,895

		11,295,172

United States of America – 2.6%
Amdocs Ltd. (a) (7)	142,300	5,666,386
Transocean Inc. (a) (3)	45,000	4,769,100

		10,435,486

Canada – 2.4%
EnCana Corp. (b) (3)	48,800	3,001,527
Talisman Energy, Inc. (b) (3)	332,900	6,437,681

		9,439,208

Sweden – 1.6%
Hennes & Mauritz AB Class B (b) (1)	34,500	2,039,848
Rezidor Hotel Group AB (b) (1)	503,800	4,386,518

		6,426,366

Luxembourg – 1.6%
Millicom International Cellular SA (a) (9)	68,400	6,268,176

Norway – 1.3%
Aker Kvaerner ASA (b) (3)	210,200	5,320,637

Austria – 1.3%
Erste Bank Der Oesterreichischen Sparkassen AG (b) (4)	67,621	5,270,420

Greece – 1.1%
EFG Eurobank Ergasias SA (b) (4)	137,140	4,467,891

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 96.0%	Shares	Value

Egypt – 1.1%
Orascom Telecom Holding SAE – GDR (9)	66,300	$4,290,642

India – 1.1%
Satyam Computer Services Ltd. – ADR (7)	170,100	4,211,676

Belgium – 1.0%
InBev NV (b) (2)	50,300	3,984,030

Denmark – 0.9%
Vestas Wind Systems A/S (a) (b) (6)	56,100	3,681,407

Hungary – 0.8%
Ablon Group (a) (b) (4)	594,410	3,360,083

Hong Kong – 0.7%
China Properties Group Ltd. (a) (b) (4)	1,135,000	474,659
Dah Sing Banking Group Ltd. (b) (4)	1,051,600	2,324,918

		2,799,577

Taiwan – 0.2%
Taiwan Semiconductor Manufacturing Co. – ADR (7)	72,300	804,699

Total Common Stocks (Cost $331,265,886)		$383,811,908

		Fair
Exchange Traded Funds – 2.4%	Shares	Value

Japan – 2.4%
iShares MSCI Japan Index Fund	649,500	$9,424,245

Total Exchange Traded Funds (Cost $8,662,515)		$9,424,245

	Face	Fair
Repurchase Agreements – 1.1%	Amount	Value

State Street Bank 2.500% 07/02/2007	$4,441,000	$4,441,000

Repurchase price $4,441,925
Collateralized by:
Federal National Mortgage Association 6.000%, 04/18/2036
Fair Value $4,533,288
Total Repurchase Agreements (Cost $4,441,000)		$4,441,000

Total Investments – 99.5% (Cost $344,369,401) (c)		$397,677,153
Other Assets in Excess of Liabilities – 0.5%		1,794,810

Net Assets – 100.0%		$399,471,963

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

GDR: Global Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $337,735,863 or 84.5% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments that are subjected to fair value procedures are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold. The Portfolio’s securities that are not subjected to fair value procedures are traded on exchanges whose local close times are consistent with the 4:00pm Eastern Time U.S. market close.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

Sector Classifications:

(1) Consumer Discretionary	12.4%
(2) Consumer Staples	9.1%
(3) Energy	7.0%
(4) Financials	22.2%
(5) Health Care	8.4%
(6) Industrials	10.5%
(7) Information Technology	9.9%
(8) Materials	11.2%
(9) Telecommunication Services	3.6%
(10) Utilities	1.7%

96.0%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $344,369,401)	$397,677,153
Cash	578
Foreign currency (Cost $4,153,670)	4,153,670
Receivable for securities sold	14,583,607
Receivable for fund shares sold	497,109
Dividends and accrued interest receivable	399,375
Prepaid expenses and other assets	1,348

Total assets	417,312,840

Liabilities:
Unrealized depreciation on forward currency contracts	622,424
Payable for securities purchased	16,876,908
Payable for fund shares redeemed	157
Payable for investment management services	249,652
Payable for compliance services	378
Accrued accounting and custody fees	67,205
Accrued professional fees	6,403
Accrued printing and filing fees	17,213
Other accrued expenses	537

Total liabilities	17,840,877

Net assets	$399,471,963

Net assets consist of:
Par value, $1 per share	$28,740,998
Paid-in capital in excess of par value	299,673,523
Accumulated net realized gain on investments	14,127,443
Net unrealized appreciation/depreciation on:
Investments	53,307,752
Forward currency contracts	(622,424)
Other foreign currency related transactions	15,181
Undistributed net investment income	4,229,490

Net assets	$399,471,963

Shares outstanding	28,740,998

Authorized Fund shares allocated to Portfolio	30,000,000

Net asset value per share	$13.90

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$148,329
Dividends (net of $621,976 foreign taxes withheld)	4,307,424

Total investment income	4,455,753

Expenses:
Management fees	1,396,012
Custodian fees	274,405
Directors’ fees	8,879
Professional fees	9,778
Accounting fees	100,845
Printing and filing fees	18,935
Compliance expense	2,358
Other	2,763

Total expenses	1,813,975

Net investment income	2,641,778

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	15,151,711
Foreign currency related transactions	835,694
Change in unrealized appreciation/depreciation on:
Investments	12,274,261
Foreign currency related transactions	(1,059,188)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	27,202,478

Change in net assets from operations	$29,844,256

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,641,778	$1,552,665
Net realized gain (loss) on investments and foreign currency related transactions	15,987,405	22,964,593
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	11,215,073	22,249,859

Change in net assets from operations	29,844,256	46,767,117

Distributions to shareholders:
Distributions from net investment income	—	(484,510)

Capital transactions:
Received from shares sold	45,657,851	90,098,900
Received from dividends reinvested	—	484,510
Paid for shares redeemed	(8,988,411)	(16,093,157)

Change in net assets from capital transactions	36,669,440	74,490,253

Change in net assets	66,513,696	120,772,860
Net Assets:
Beginning of period	332,958,267	212,185,407

End of period	$399,471,963	$332,958,267

Undistributed net investment income	$4,229,490	$752,018

 Financial Highlights

	Six-Month Period
	Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of period	$12.81		$10.76	$9.84	$8.71	$6.60
Operations:
Net investment income	0.09		0.05	0.05	0.03	0.02
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.00		2.02	0.87	1.10	2.12

Total from operations	1.09		2.07	0.92	1.13	2.14

Distributions:
Distributions from net investment income	—		(0.02)	—	—	(0.01)
Return of capital distributions	—		—	—	—	(0.02)

Total distributions	—		(0.02)	—	—	(0.03)

Net asset value, end of period	$13.90		$12.81	$10.76	$9.84	$8.71

Total return	8.51	%(b)	19.23%	9.40%	12.97%	32.59%
Ratios and supplemental data:
Net assets at end of period (millions)	$399.5		$333.0	$212.2	$123.1	$71.5
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.00	%(a)	1.03%	1.11%	1.11%	1.19%
Net investment income	1.45	%(a)	0.58%	0.61%	0.36%	0.67%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.00	%(a)	1.03%	1.12%	1.16%	1.24%
Portfolio turnover rate	39%		72%	117%	76%	165%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Appreciation Portfolio

 Objective

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

 Performance as of June 30, 2007

Average Annual Total Returns:

One year	23.43%
Five year	12.53%
Ten year	10.93%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the Capital Appreciation Portfolio returned 12.28% versus 6.96% for the current benchmark, the S&P 500 Index.

We build our Portfolio from the bottom up, based on proprietary, fundamental research. While a theme may emerge in the Portfolio, it is a by-product of our individual stock selection process. As an absolute-return strategy, it is not managed to any particular benchmark. The S&P 500 Index serves only as a broad market proxy. Across all market capitalizations, growth outperformed value.

The S&P 500 Index finished the first six months of 2007 up nearly 7%. Energy, Materials, Telecommunication Services and Industrials had the largest absolute gains, posting double-digit returns. The Financials sector landed in negative territory. Performance was broad based; every sector added to the Portfolio’s absolute return. The Consumer Discretionary and Energy sectors made the strongest positive impact. On a relative basis, every sector, with the exceptions of Information Technology and Telecommunication Services, was a source of gain.

The five best performers were National Oilwell Varco, Inc., NRG Energy, Inc., Discovery Holding Co., Bally Technologies, Inc. and Liberty Global Inc. The five worst performers were Xinhua Finance Media Ltd., Amgen, Inc., Warner Music Group, SLM Corp. and Medicis Pharmaceutical Corp.(1)

The top five contributors to absolute return were NRG Energy, Inc., National Oilwell Varco, Inc., Discovery Holding Co., Liberty Global Inc. and Career Education Corp. The bottom five detractors from absolute return were Amgen, Inc., SLM, Warner Music Group, Xinhua Finance Media Ltd. and Medicis Pharmaceutical Corp.(1)

In the current market environment, where volatility is a factor for stocks across market capitalizations and investment styles, stock selection is proving to be the key driver for outperformance over market indices, such as the S&P 500 Index. Through our fundamental research, we are identifying many new ideas across the board that have been overlooked by the market and possess company-specific catalysts that we believe will drive value realization. While we construct our Portfolio from the bottom up, we are mindful of macroeconomic trends that may adversely affect our holdings. While we continue to monitor vigilantly the economy, we currently see it as somewhat balanced, albeit slowing in the U.S., especially where directly or indirectly tied to the consumer. New stock ideas are coming from any area of the market, continued to be driven by stock specific stories.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Capital Appreciation Portfolio (Continued)

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets
Common Stocks (3)	99.1
Repurchase Agreements Less Net Liabilities	0.9

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

	% of Net Assets

1.	Baker Hughes, Inc.	2.3
2.	American International Group, Inc.	2.2
3.	Diebold, Inc.	2.2
4.	Allied Waste Industries, Inc.	2.1
5.	Wyeth	2.0
6.	Occidental Petroleum Corp.	1.8
7.	H&R Block, Inc.	1.8
8.	Dover Corp.	1.7
9.	The Charles Schwab Corp.	1.7
10.	The Bank of New York Co., Inc.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	19.4
Information Technology	16.1
Financials	15.8
Health Care	12.2
Industrials	10.9
Energy	9.4
Consumer Staples	8.4
Materials	4.6
Telecommunication Services	1.2
Utilities	1.1

99.1

Ohio National Fund, Inc.
Capital Appreciation Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 99.1%	Shares	Value

CONSUMER DISCRETIONARY – 19.4%
Diversified Consumer Services – 3.4%
Career Education Corp. (a)	109,200	$3,687,684
H&R Block, Inc.	178,000	4,159,860

		7,847,544

Hotels, Restaurants & Leisure – 1.0%
Bally Technologies, Inc. (a)	91,000	2,404,220

Household Durables – 0.8%
Sony Corp. – ADR	38,200	1,962,334

Internet & Catalog Retail – 1.0%
IAC/InterActiveCorp (a)	68,900	2,384,629

Media – 10.2%
Discovery Holding Co. Class A (a)	143,400	3,296,766
Gemstar-TV Guide International, Inc. (a)	327,700	1,612,284
Liberty Global Inc – Series C (a)	92,296	3,627,233
Pearson PLC – ADR	220,900	3,719,956
Radio One, Inc. Class D (a)	255,000	1,800,300
Viacom, Inc. Class B (a)	56,644	2,358,090
Warner Music Group Corp.	185,300	2,677,585
Xinhua Finance Media Ltd. – ADR (a)	137,000	1,132,990
XM Satellite Radio Holdings, Inc. Class A (a)	300,700	3,539,239

		23,764,443

Specialty Retail – 3.0%
Best Buy Co., Inc.	75,100	3,504,917
Urban Outfitters, Inc. (a)	142,000	3,412,260

		6,917,177

TOTAL CONSUMER DISCRETIONARY		45,280,347

CONSUMER STAPLES – 8.4%
Food & Staples Retailing – 4.5%
Performance Food Group Co. (a)	110,000	3,573,900
The Kroger Co.	121,800	3,426,234
Wal-Mart Stores, Inc.	73,400	3,531,274

		10,531,408

Food Products – 2.8%
Cadbury Schweppes PLC (c)	219,300	2,976,432
ConAgra Foods, Inc.	135,800	3,647,588

		6,624,020

Household Products – 1.1%
Kimberly-Clark Corp.	37,100	2,481,619

TOTAL CONSUMER STAPLES		19,637,047

ENERGY – 9.4%
Energy Equipment & Services – 4.6%
Baker Hughes, Inc.	62,700	5,274,951
National Oilwell Varco, Inc. (a)	21,900	2,282,856
Schlumberger Ltd.	36,800	3,125,792

		10,683,599

Oil, Gas & Consumable Fuels – 4.8%
Massey Energy Co.	109,100	2,907,515
Occidental Petroleum Corp.	73,100	4,231,028
Peabody Energy Corp.	46,100	2,230,318
Oil, Gas & Consumable Fuels (continued)
Range Resources Corp.	51,300	1,919,133

		11,287,994

TOTAL ENERGY		21,971,593

FINANCIALS – 15.8%
Capital Markets – 7.1%
KKR Private Equity Investors LLP – RDU (b)	75,200	1,690,263
Lazard Ltd. Class A	34,200	1,540,026
Nuveen Investments, Inc. Class A	48,900	3,039,135
State Street Corp.	34,400	2,352,960
The Bank of New York Co., Inc.	94,500	3,916,080
The Charles Schwab Corp.	200,400	4,112,208

		16,650,672

Commercial Banks – 1.5%
Royal Bank of Scotland Group plc (c)	274,572	3,474,293

Diversified Financial Services – 1.5%
Citigroup, Inc.	68,700	3,523,623

Insurance – 5.7%
American International Group, Inc.	72,900	5,105,187
Axis Capital Holdings Ltd.	49,700	2,020,305
MBIA, Inc.	38,400	2,389,248
StanCorp Financial Group, Inc.	70,100	3,678,848

		13,193,588

TOTAL FINANCIALS		36,842,176

HEALTH CARE – 12.2%
Biotechnology – 0.9%
Amgen, Inc. (a)	36,900	2,040,201

Health Care Equipment & Supplies – 1.3%
St. Jude Medical, Inc. (a)	76,400	3,169,836

Health Care Providers & Services – 0.7%
Omnicare, Inc.	45,200	1,629,912

Pharmaceuticals – 9.3%
Abbott Laboratories	47,900	2,565,045
Endo Pharmaceuticals Holdings, Inc. (a)	82,300	2,817,129
Medicis Pharmaceutical Corp. Class A	115,700	3,533,478
Novartis AG – ADR	59,600	3,341,772
Pfizer, Inc.	87,100	2,227,147
Watson Pharmaceuticals, Inc. (a)	75,500	2,456,015
Wyeth	83,100	4,764,954

		21,705,540

TOTAL HEALTH CARE		28,545,489

INDUSTRIALS – 10.9%
Aerospace & Defense – 1.4%
Honeywell International, Inc.	56,500	3,179,820

Airlines – 1.1%
JetBlue Airways Corp. (a)	221,600	2,603,800

Commercial Services & Supplies – 4.6%
Allied Waste Industries, Inc. (a)	361,400	4,864,444
Navigant Consulting, Inc. (a)	127,700	2,370,112
Waste Management, Inc.	90,700	3,541,835

		10,776,391

(continued)

Ohio National Fund, Inc.
Capital Appreciation Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 99.1%	Shares	Value

Construction & Engineering – 0.5%
Aecom Technology Corp. (a)	44,400	$1,101,564

Machinery – 3.3%
Actuant Corp. Class A	58,000	3,657,480
Dover Corp.	81,100	4,148,265

		7,805,745

TOTAL INDUSTRIALS		25,467,320

INFORMATION TECHNOLOGY – 16.1%
Communications Equipment – 3.6%
Corning, Inc. (a)	92,900	2,373,595
Motorola, Inc.	130,600	2,311,620
QUALCOMM, Inc.	83,700	3,631,743

		8,316,958

Computers & Peripherals – 2.1%
Diebold, Inc.	96,500	5,037,300

IT Services – 0.9%
CACI International, Inc. – Class A (a)	41,400	2,022,390

Semiconductor & Semiconductor Equipment – 2.5%
Integrated Device Technology, Inc. (a)	194,400	2,968,488
Marvell Technology Group Ltd. (a)	159,500	2,904,495

		5,872,983

Software – 7.0%
BEA Systems, Inc. (a)	189,200	2,590,148
Check Point Software Technologies Ltd. (a)	116,900	2,666,489
Fair Isaac Corp.	90,800	3,642,896
Manhattan Associates, Inc. (a)	68,700	1,917,417
Symantec Corp. (a)	121,500	2,454,300
TIBCO Software, Inc. (a)	342,300	3,097,815

		16,369,065

TOTAL INFORMATION TECHNOLOGY		37,618,696

MATERIALS – 4.6%
Chemicals – 2.4%
E.I. du Pont de Nemours & Co.	72,800	3,701,152
Nalco Holding Company	71,000	1,948,950

		5,650,102

Containers & Packaging – 1.0%
Temple-Inland, Inc.	39,000	2,399,670

Metals & Mining – 1.2%
Alcoa, Inc.	69,200	2,804,676

TOTAL MATERIALS		10,854,448

TELECOMMUNICATION SERVICES – 1.2%
Wireless Telecommunication Services – 1.2%
Sprint Nextel Corp.	132,900	2,752,359

TOTAL TELECOMMUNICATION SERVICES		2,752,359

UTILITIES – 1.1%
Independent Power Producers & Energy Traders – 1.1%
NRG Energy, Inc. (a)	63,200	2,627,224

TOTAL UTILITIES		2,627,224

Total Common Stocks (Cost $198,777,943)		$231,596,699

	Face	Fair
Repurchase Agreements–1.0%	Amount	Value

U.S. Bank 4.100% 07/02/2007	$2,294,000	$2,294,000

Repurchase price $2,294,784
Collateralized by:
Federal Home Loan Mortgage Corp. Gold Pool #E99143 4.500%, 09/01/2018 Fair Value: $2,339,898
Total Repurchase Agreements (Cost $2,294,000)		$2,294,000

Total Investments – 100.1% (Cost $201,071,943) (d)		$233,890,699
Liabilities in Excess of Other Assets – (0.1)%		(142,175)

Net Assets – 100.0%		$233,748,524

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

RDU: Restricted Depository Unit

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2007, the value of this security totaled $1,690,263 or 0.7% of the Portfolio’s net assets. This security was deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security denominated in foreign currency and traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $6,450,725 or 2.8% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Appreciation Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $201,071,943)	$233,890,699
Cash	710
Receivable for fund shares sold	4,928
Dividends and accrued interest receivable	123,445
Prepaid expenses and other assets	892

Total assets	234,020,674

Liabilities:
Payable for fund shares redeemed	87,344
Payable for investment management services	150,577
Payable for compliance services	378
Accrued custody expense	2,578
Accrued professional fees	6,448
Accrued accounting fees	12,887
Accrued printing and filing fees	11,569
Other accrued expenses	369

Total liabilities	272,150

Net assets	$233,748,524

Net assets consist of:
Par value, $1 per share	$10,521,809
Paid-in capital in excess of par value	159,488,482
Accumulated net realized gain on investments	30,096,260
Net unrealized appreciation on investments	32,818,756
Undistributed net investment income	823,217

Net assets	$233,748,524

Shares outstanding	10,521,809

Authorized Fund shares allocated to Portfolio	20,000,000

Net asset value per share	$22.22

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$89,003
Dividends (net of withholding tax of $6,638)	1,372,863

Total investment income	1,461,866

Expenses:
Management fees	880,398
Custodian fees	7,870
Directors’ fees	5,567
Professional fees	8,605
Accounting fees	38,887
Printing and filing fees	11,861
Compliance expense	2,358
Other	1,904

Total expenses	957,450

Net investment income	504,416

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	14,721,244
Foreign currency related transactions	(347)
Change in unrealized appreciation/depreciation on investments	11,229,589

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	25,950,486

Change in net assets from operations	$26,454,902

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Appreciation Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$504,416	$1,284,582
Net realized gain (loss) on investments and foreign currency related transactions	14,720,897	15,758,034
Change in unrealized appreciation/depreciation on investments	11,229,589	13,206,529

Change in net assets from operations	26,454,902	30,249,145

Distributions to shareholders:
Distributions from net investment income	—	(973,184)

Capital transactions:
Received from shares sold	3,518,235	33,962,491
Received from dividends reinvested	—	973,184
Paid for shares redeemed	(18,731,475)	(11,317,621)

Change in net assets from capital transactions	(15,213,240)	23,618,054

Change in net assets	11,241,662	52,894,015
Net Assets:
Beginning of period	222,506,862	169,612,847

End of period	$233,748,524	$222,506,862

Undistributed net investment income	$823,217	$319,148

 Financial Highlights

	Six-Month Period
	Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of period	$19.79		$17.08	$16.31	$14.55	$11.09
Operations:
Net investment income	0.05		0.12	0.08	0.08	0.03
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	2.38		2.68	0.78	1.74	3.46

Total from operations	2.43		2.80	0.86	1.82	3.49

Distributions:
Distributions from net investment income	—		(0.09)	(0.09)	(0.06)	(0.03)

Net asset value, end of period	$22.22		$19.79	$17.08	$16.31	$14.55

Total return	12.28	%(b)	16.37%	5.27%	12.50%	31.52%
Ratios and supplemental data:
Net assets at end of period (millions)	$233.7		$222.5	$169.6	$129.4	$109.5
Ratios to average net assets:
Expenses	0.84	%(a)	0.85%	0.88%	0.91%	0.95%
Net investment income	0.44	%(a)	0.64%	0.60%	0.54%	0.25%
Portfolio turnover rate	37%		80%	86%	100%	108%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio

 Objective

The Millennium Portfolio seeks maximum capital growth by investing primarily in common stocks of small sized companies.

 Performance as of June 30, 2007

Average Annual Total Returns:

One year	20.66%
Five year	9.06%
Ten year	8.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the Millennium Portfolio returned 15.70% versus 9.33% for the current benchmark, the Russell 2000 Growth Index.

Our holdings within Consumer Discretionary continued to be the largest contributor to relative performance as several themes in the Portfolio continue to do well such as: secondary education, video games, and hotels & leisure. Holdings within Information Technology and Financials were also contributory towards relative performance. Within Information Technology, application software and IT services companies performed well. Investment brokerage and property management companies performed well within Financials. Telecommunication Services and Energy was also a contributor to performance with wireless communications and oil & gas drilling and exploration, respectively, performing particularly well on a year-to-date basis.(1)

In terms of specific stocks that were top Portfolio performers during this time period Vail Resorts, Inc. and Orient-Express Hotels Ltd., representative of high end hotels and leisure, were among the top Portfolio performers. Also, BE Aerospace, Inc. which is part of our aviation cycle theme was a top performer. aQuantive, Inc., which was taken out by Microsoft this quarter was also one of the top five performing stocks. Lastly, The GEO Group Inc., an outsourcing correctional facilities holding, was a top performer.(1)

Security selection within Health Care was the largest detractor from the Portfolio’s relative performance. Within Health Care, names in the medical staffing & outsourcing services and diagnostic substances performed particularly weak this time period.(1)

In terms of specific stock underperformers year to date, PeopleSupport Inc., an outsourcing services company, lowered guidance and was sold from the Portfolio. Other weak performers included: I2 Technologies Inc. and Daktronics, Inc. Both companies reported had weakening outlooks and were sold from the Portfolio.(1)

After an unclear start to the year, the U.S. economy appears to be on steadier ground despite the sub prime worries, rising energy and food costs. The consumer, thus far, appears to be relatively resilient to these developments likely due to healthy wage gains. Stocks continued their march upwards in the second quarter of 2007, with private equity firms continuing to fuel acquisitions. Large- and mid-cap shares continued to lead smaller issues and growth style results outpaced value across the capitalization spectrum.

In terms of sectors, we continue to find good growth potential in the Telecommunication Services sector and remain in an over-weight position. Consumer Discretionary, Information Technology and Financials are also in an over-weight position. We are relatively market-weighted in the Industrials sector. Energy, Materials, Health Care and Consumer Staples sectors remain in an under-weight position.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The Index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Millennium Portfolio (Continued)

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets
Common Stocks (3)	96.6
Repurchase Agreements and Other Net Assets	3.4

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

	% of Net Assets

1.	CAE, Inc.	4.4
2.	Orient-Express Hotels Ltd. Class A	4.0
3.	BE Aerospace, Inc.	3.8
4.	Gaylord Entertainment Co.	2.9
5.	Jones Lang LaSalle, Inc.	2.7
6.	ValueClick, Inc.	2.6
7.	Affiliated Managers Group, Inc.	2.3
8.	The GEO Group Inc.	2.2
9.	Core Laboratories N.V.	2.2
10.	SBA Communications Corp. Class A	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	25.3
Industrials	22.0
Consumer Discretionary	20.9
Health Care	11.2
Financials	10.0
Energy	5.0
Telecommunication Services	2.2

96.6

Ohio National Fund, Inc.
Millennium Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 96.6%	Shares	Value

CONSUMER DISCRETIONARY – 20.9%
Diversified Consumer Services – 8.3%
Capella Education Company (a)	26,800	$1,233,604
Career Education Corp. (a)	23,400	790,218
Service Corp. International	81,700	1,044,126
Sotheby’s	17,050	784,641
Steiner Leisure Ltd. (a)	16,800	825,216
Strayer Education, Inc.	6,300	829,773

		5,507,578

Hotels, Restaurants & Leisure – 10.8%
Ctrip.com International Ltd. – ADR	8,200	644,766
Gaylord Entertainment Co. (a)	35,600	1,909,584
Orient-Express Hotels Ltd. Class A	48,700	2,600,580
Vail Resorts, Inc. (a)	18,800	1,144,356
WMS Industries, Inc. (a)	28,050	809,523

		7,108,809

Specialty Retail – 1.8%
GameStop Corp. Class A (a)	30,400	1,188,640

TOTAL CONSUMER DISCRETIONARY		13,805,027

ENERGY – 5.0%
Energy Equipment & Services – 2.2%
Core Laboratories N.V. (a)	14,300	1,454,167

Oil, Gas & Consumable Fuels – 2.8%
Arena Resources, Inc. (a)	13,300	772,863
Carrizo Oil & Gas, Inc. (a)	25,800	1,069,926

		1,842,789

TOTAL ENERGY		3,296,956

FINANCIALS – 10.0%
Capital Markets – 4.2%
Affiliated Managers Group, Inc. (a)	12,000	1,545,120
GFI Group, Inc. (a)	16,800	1,217,664

		2,762,784

Consumer Finance – 1.8%
Advanta Corp. Class B	38,550	1,200,447

Insurance – 1.3%
ProAssurance Corp. (a)	15,700	874,019

Real Estate Management & Development – 2.7%
Jones Lang LaSalle, Inc.	15,400	1,747,900

TOTAL FINANCIALS		6,585,150

HEALTH CARE – 11.2%
Health Care Equipment & Supplies – 2.2%
ArthroCare Corp. (a)	19,850	871,614
Integra LifeSciences Holdings Corp. (a)	12,400	612,808

		1,484,422

Health Care Providers & Services – 3.7%
Bio-Reference Labs, Inc. (a)	28,200	771,270
Medcath Corp. (a)	18,400	585,120
VCA Antech, Inc. (a)	28,400	1,070,396

		2,426,786

Health Care Technology – 2.4%
Allscripts Healthcare Solutions, Inc. (a)	29,200	744,016
Omnicell, Inc. (a)	40,600	843,668

		1,587,684

Life Sciences Tools & Services – 2.9%
ICON plc – ADR (a)	24,500	1,071,630
Techne Corp. (a)	15,000	858,150

		1,929,780

TOTAL HEALTH CARE		7,428,672

INDUSTRIALS – 22.0%
Aerospace & Defense – 9.4%
AAR Corp. (a)	22,100	729,521
BE Aerospace, Inc. (a)	60,900	2,515,170
CAE, Inc.	219,600	2,929,464

		6,174,155

Commercial Services & Supplies – 11.1%
Cornell Companies, Inc. (a)	48,500	1,191,160
FTI Consulting, Inc. (a)	36,200	1,376,686
Huron Consulting Group, Inc. (a)	10,200	744,702
Kenexa Corp. (a)	22,100	833,391
Mobile Mini, Inc. (a)	32,025	935,130
The GEO Group Inc. (a)	50,500	1,469,550
Watson Wyatt Worldwide Inc.	15,900	802,632

		7,353,251

Marine – 1.5%
Kirby Corp. (a)	26,600	1,021,174

TOTAL INDUSTRIALS		14,548,580

INFORMATION TECHNOLOGY – 25.3%
Communications Equipment – 1.1%
Ciena Corp. (a)	19,300	697,309

Electronic Equipment & Instruments – 3.1%
Flir Systems, Inc. (a)	16,000	740,000
Trimble Navigation Ltd. (a)	41,000	1,320,200

		2,060,200

Internet Software & Services – 9.8%
DealerTrack Holdings, Inc. (a)	26,600	979,944
Equinix, Inc. (a)	13,200	1,207,404
Liquidity Services, Inc. (a)	35,300	662,934
NaviSite, Inc. (a)	88,900	675,640
ValueClick, Inc. (a)	59,100	1,741,086
Vocus, Inc. (a)	48,200	1,210,302

		6,477,310

IT Services – 1.4%
Perot Systems Corp. Class A (a)	53,900	918,456

Semiconductor & Semiconductor Equipment – 4.0%
Atheros Communications, Inc. (a)	31,800	980,712
Microsemi Corp. (a)	31,600	756,820
Varian Semiconductor Equipment Associates, Inc. (a)	23,150	927,389

		2,664,921

(continued)

Ohio National Fund, Inc.
Millennium Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 96.6%	Shares	Value

Software – 5.9%
Concur Technologies, Inc. (a)	34,200	$781,470
Nuance Communications, Inc. (a)	56,300	941,899
THQ, Inc. (a)	27,400	836,248
Ultimate Software Group, Inc. (a)	37,000	1,070,410
Unica Corp. (a)	17,100	282,150

		3,912,177

TOTAL INFORMATION TECHNOLOGY		16,730,373

TELECOMMUNICATION SERVICES – 2.2%
Wireless Telecommunication Services – 2.2%
SBA Communications Corp. Class A (a)	42,500	1,427,575

TOTAL TELECOMMUNICATION SERVICES		1,427,575

Total Common Stocks (Cost $53,113,211)		$63,822,333

	Face	Fair
Repurchase Agreements – 1.9%	Amount	Value

U.S. Bank 4.100% 07/02/2007	$1,240,000	$1,240,000

Repurchase price $1,240,424
Collateralized by:
Federal Home Loan Mortgage Corp. Gold Pool #E99143 4.500%, 09/01/2018 Fair Value: $1,264,810
Total Repurchase Agreements (Cost $1,240,000)		$1,240,000

Total Investments – 98.5% (Cost $54,353,211) (b)		$65,062,333
Other Assets in Excess of Liabilities – 1.5%		962,504

Net Assets – 100.0%		$66,024,837

Percentages are stated as a percent of net assets.

Abbreviations:

  ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $54,353,211)	$65,062,333
Cash	547
Receivable for securities sold	1,376,542
Receivable for fund shares sold	4,534
Dividends and accrued interest receivable	5,341
Prepaid expenses and other assets	271

Total assets	66,449,568

Liabilities:
Payable for securities purchased	350,169
Payable for fund shares redeemed	16,544
Payable for investment management services	43,215
Payable for compliance services	378
Accrued custody expense	1,174
Accrued professional fees	5,692
Accrued accounting fees	4,168
Accrued printing and filing fees	3,284
Other accrued expenses	107

Total liabilities	424,731

Net assets	$66,024,837

Net assets consist of:
Par value, $1 per share	$2,862,194
Paid-in capital in excess of par value	75,639,216
Accumulated net realized loss on investments	(22,963,317)
Net unrealized appreciation on investments	10,709,122
Accumulated net investment loss	(222,378)

Net assets	$66,024,837

Shares outstanding	2,862,194

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$23.07

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$6,029
Dividends (net of withholding tax of $370)	54,211

Total investment income	60,240

Expenses:
Management fees	252,714
Custodian fees	3,165
Directors’ fees	1,533
Professional fees	6,422
Accounting fees	12,657
Printing and filing fees	3,191
Compliance expense	2,358
Other	578

Total expenses	282,618

Net investment loss	(222,378)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	4,649,620
Change in unrealized appreciation/depreciation on investments	4,824,088

Net realized/unrealized gain (loss) on investments	9,473,708

Change in net assets from operations	$9,251,330

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(222,378)	$(400,823)
Net realized gain (loss) on investments	4,649,620	1,774,936
Change in unrealized appreciation/depreciation on investments	4,824,088	3,488,977

Change in net assets from operations	9,251,330	4,863,090

Capital transactions:
Received from shares sold	2,010,640	2,336,483
Paid for shares redeemed	(7,827,135)	(15,986,311)

Change in net assets from capital transactions	(5,816,495)	(13,649,828)

Change in net assets	3,434,835	(8,786,738)
Net Assets:
Beginning of period	62,590,002	71,376,740

End of period	$66,024,837	$62,590,002

Accumulated net investment loss	$(222,378)	$—

 Financial Highlights

	Six-Month Period
	Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of period	$19.94		$18.57	$18.57	$16.74	$12.16
Operations:
Net investment loss	(0.08)		(0.13)	(0.10)	(0.12)	(0.10)
Net realized and unrealized gain (loss) on investments	3.21		1.50	0.10	1.95	4.68

Total from operations	3.13		1.37	—	1.83	4.58

Net asset value, end of period	$23.07		$19.94	$18.57	$18.57	$16.74

Total return	15.70	%(b)	7.38%	0.00%	10.93%	37.66%
Ratios and supplemental data:
Net assets at end of period (millions)	$66.0		$62.6	$71.4	$89.0	$93.0
Ratios to average net assets:
Expenses	0.89	%(a)	0.89%	0.90%	0.91%	0.95%
Net investment loss	(0.70	)%(a)	(0.59)%	(0.53)%	(0.64)%	(0.71)%
Portfolio turnover rate	65%		219%	179%	104%	128%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small Company Portfolio

 Objective

The International Small Company Portfolio seeks to provide long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at the time of purchase of $5 billion or less.

 Performance as of June 30, 2007

Average Annual Total Returns:

One year	35.40%
Five year	24.80%
Ten year	12.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the International Small Company Portfolio returned 17.95% versus 12.55% for the current benchmark, the S&P/Citigroup Extended Market (EMI) Growth World ex-U.S. Index.

The international markets continued to post positive performances despite the U.S. markets remaining sluggish this year. However, the gains seen abroad have not been a smooth upward move. Periodic market corrections stemmed largely from China growth controls, the U.S. subprime mortgage market meltdown, and rising oil prices. The oil price per barrel headed higher by 15.8% during the first-half of the year reaching a high of $70.68, a level not seen since August 2006. The U.S. Federal Reserve Bank continued to hold rates steady during this period. The European Central Bank (ECB) raised rates twice for a total of 50 basis points.

Against this backdrop, European and Asia Pacific small cap stocks’ total return performances continued to move ahead, albeit at different paces during this reporting period. The S&P/Citigroup EMI European Growth Index returned 11.8% while the S&P/Citigroup EMI Asia Pacific, ex-Japan Growth Index gained 29.3%, all in U.S. dollar terms. Japanese small caps continued their underperformance from last year posting a meaningless 0.1% gain during this review period.

The U.S. dollar continued to post mixed performances against other major currencies. The euro gained 2.6%, while the yen lost 3.5% against the dollar during the first-half of the year. The most notable major currency move was in the Canadian dollar which gained 8.6% against the U.S. dollar, reaching near parity levels.

For the first-half of 2007, the International Small Company Portfolio had a return of 17.95% which outperformed the S&P/Citigroup Extended Market (EMI) Growth World ex-U.S. Index. The Portfolio had a much lower weighting than the index in one of the worst performing markets this period – Japan.(1)

Top performing relative markets in the Portfolio include Germany, United Kingdom, and Spain. Weaker relative investments were in South Korea, Australia, and United States of America.(1)

Industrials, Financials, and Consumer Discretionary stocks led the highest relative performing sectors for the Portfolio’s investments. Individual stocks contributing to the Portfolio’s performance include: Boehler-Uddeholm AG, an Austrian specialty steel company, which gained 46.9% during the period. The company is currently the target of an acquisition offer. General de Alquiler de Maquinaria, a Spanish machinery rental company, rose 80.5% during the period. The company continued to benefit from the strong construction industry cycle as the government continues to spend on civil works projects. The company made two strategic acquisitions expanding their rental coverage of Spain and Portugal. Panalpina Weltransport Holding AG is a Swiss freight-forwarding company. Its stock gained 57.1% during the period. The company reported that first quarter profit doubled as global economic growth fueled demand for cargo services. Panalpina Weltransport Holding AG cited sales growth was driven by exports from China to the European Union and the United States of America.(1)

In general, most of our weighted sectors outperformed relative to the index. However, a few individual stocks that held back performance included: Vueling Airlines SA and Tokyo Seimitsu Co. Ltd. Vueling Airlines SA, a Spanish low-cost airline, declined 14.6% during the period. The stock came under pressure when another low-cost competitor began a fare war in the same markets. Consequently, yields declined on the lower fares. Tokyo Seimitsu Co. Ltd., a Japanese semiconductor production equipment manufacturer, fell 17.6% during this year’s first-half period. Concerns of the company’s business weighed on the stock until they reported their fiscal year results in May. That announcement included news that net income nearly tripled from the year earlier. The company guided towards a 14 percent increase in profits this year on the introduction of new equipment.(1)

We are pleased with the Portfolio’s performance. The Japanese equity market has continued to underperform most major global markets. As such, we are comfortable with our low exposure to this market. Our belief that the global economy is growing, despite the laggardness of the U.S., has guided our investments towards the capital goods sectors where we continue to find high growth small companies.(1)

The Portfolio is invested for the continuation of global economic growth. Should the global growth outlook alter significantly, the Portfolio could be negatively impacted. The Portfolio has moderated its weighting in Energy and Materials in comparison to a year ago. Additionally, we have further reduced our exposure to Japan throughout the first-half of this year while incrementally building investments in emerging markets, principally, Malaysia.(1)

We continue to seek investment opportunities using a bottom-up approach of stock picking. Periodically, we review attractive government policies and initiatives that stimulate business investments as presenting opportunities for the Portfolio.

(continued)

Ohio National Fund, Inc.
International Small Company Portfolio (Continued)

Nonetheless, many of our investments are expected to produce earnings growth of at least 15% per annum.(1)

Longer term, we continue to believe that our international small cap investments are well-poised to continue to grow and participate in this healthy global economy. The decreasing role of the U.S. in global trade is providing companies abroad with opportunities. Consider that the U.S. was Japan’s largest trading partner until two years ago only to be replaced by China. As stated earlier, logistics companies are seeing an increase in global business—despite higher fuel costs. We continue to be constructive in the Materials, Energy, and Industrial sectors. The U.S. dollar is likely to continue to weaken, especially if the Fed begins cutting interest rates once again. Against this scenario, our stock price gains will be further enhanced with positive currency returns.(1)

We have witnessed a rising interest rate environment abroad with increasing oil prices. However, consumer discretionary spending continues its pace as current interest rates and oil prices are still manageable. A continuation of rising interest rates could at some point negatively impact consumers and companies, but that has not been the case thus far.

We continue to invest in international small companies that benefit and contribute to this global economic expansion.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolios returns reflect reinvested dividends. The Portfolios holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P/Citigroup Extended Market (EMI) Growth World ex-U.S. Index is a subset of the Global S&P/Citigroup Broad Market Index (BMI). The BMI includes all companies with a float capital of at least USD $100 million. The EMI represents the bottom 20% of the index capitalization within each country in the index. The World excluding U.S. composite includes all developed countries except the United States. S&P/Citigroup uses a proprietary multi-factor model to determine each companys relative position on a growth-value continuum. The S&P/Citigroup Extended Market (EMI) Growth World Ex-U.S. Index reflects each companys available market capitalization weighted by its growth probability. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
International Small Company Portfolio (Continued)

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets
Common Stocks (3)	96.6
Repurchase Agreements
Less Net Liabilities	3.4

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

		% of Net Assets

1.	Boehler-Uddeholm AG	1.9
2.	Agrium, Inc.	1.8
3.	Umicore	1.5
4.	Haulotte Group	1.4
5.	K+S AG	1.4
6.	Abengoa SA	1.4
7.	Panalpina Welttransport Holding AG	1.4
8.	Neopost SA	1.3
9.	Q-Cells AG	1.3
10.	General de Alquiler de Maquinaria	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Top 10 Country Weightings:

% of Net Assets
Germany	12.4
United Kingdom	10.4
Spain	9.5
France	8.5
Canada	7.4
Switzerland	5.4
Italy	5.0
Singapore	5.0
Malaysia	4.3
Japan	4.2

Ohio National Fund, Inc.
International Small Company Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 96.6%	Shares	Value

Germany – 12.4%
Arques Industries AG (b) (4)	24,661	$1,058,963
Bauer AG (b) (6)	9,793	781,987
Demag Cranes AG (b) (6)	13,934	908,269
Freenet AG (a) (b) (9)	21,100	694,525
Interhyp AG (b) (4)	4,551	495,537
K+S AG (b) (8)	9,441	1,447,780
MTU Aero Engines Holding AG (b) (6)	15,979	1,038,966
Puma AG Rudolf Dassler Sport (b) (1)	1,333	594,214
Q-Cells AG (a) (b) (6)	15,898	1,353,650
Software AG – Bearer (b) (7)	11,595	1,125,408
Solarworld AG (b) (6)	21,000	966,598
Stada Arzneimittel AG (b) (5)	11,520	733,843
Wacker Construction Equipment AG (a) (b) (6)	21,534	800,909
Wincor Nixdorf AG (b) (7)	7,690	701,187

		12,701,836

United Kingdom – 10.4%
Ashtead Group plc (b) (6)	188,555	572,373
Autonomy Corp. plc (a) (b) (7)	69,912	1,002,820
Blinkx Plc (a) (b) (7)	69,912	61,070
Charter plc (a) (b) (6)	49,900	1,101,092
CSR plc (a) (b) (7)	65,589	1,027,493
easyJet plc (a) (b) (6)	65,823	689,371
Enterprise Inns plc (b) (1)	57,790	796,268
Fenner plc (b) (6)	99,547	472,515
Hunting plc (b) (3)	33,457	489,770
John Wood Group plc (b) (3)	87,100	587,676
Michael Page International plc (b) (6)	90,508	950,868
Punch Taverns plc (b) (1)	34,302	841,540
Southern Cross Healthcare Ltd. (b) (5)	93,339	1,056,912
William Hill plc (b) (1)	32,774	402,214
Wolfson Microelectronics plc (a) (b) (7)	92,500	560,275

		10,612,257

Spain – 9.5%
Abengoa SA (b) (6)	34,581	1,415,180
Gamesa Corp. Tecnologica SA (b) (6)	36,593	1,323,780
General de Alquiler de Maquinaria (a) (b) (6)	39,000	1,339,193
Grifols SA (a) (b) (5)	48,687	1,054,778
Indra Sistemas SA (b) (7)	34,790	867,530
Obrascon Huarte Lain, SA (b) (6)	22,696	1,020,551
Sol Melia SA (b) (1)	29,652	658,462
Tubacex (b) (8)	79,700	669,155
Uralita SA (b) (6)	102,731	957,258
Vueling Airlines SA (a) (b) (6)	10,590	386,654

		9,692,541

France – 8.5%
Business Objects SA, ADR (a) (7)	20,600	800,104
Geodis SA (b) (6)	3,074	634,097
Haulotte Group (b) (6)	35,319	1,461,201
Imerys SA (b) (8)	3,424	346,614
Ipsen SA (b) (5)	18,970	973,348
Kaufman & Broad SA (b) (1)	9,744	753,935
Neopost SA (b) (7)	9,358	1,369,250
Nexans SA (a) (b) (6)	4,651	772,031
France (continued)
SeLoger.com (a) (b) (1)	10,225	567,690
Technip SA (b) (3)	5,600	462,852
Zodiac SA (b) (6)	7,300	560,839

		8,701,961

Canada – 7.4%
Agnico – Eagle Mines, Ltd. (8)	20,100	733,650
Agrium, Inc. (b) (8)	41,000	1,797,034
AUR Resources, Inc. (b) (8)	14,500	431,495
Gildan Activewear, Inc. (a) (1)	20,000	685,800
HudBay Minerals, Inc. (a) (b) (8)	30,700	641,523
Industrial Alliance Life Insurance And Financial Services, Inc. (b) (4)	16,782	622,285
Lundin Mining Corp. (a) (b) (8)	65,166	786,702
Roca Mines, Inc. (a) (b) (8)	82,400	220,455
SNC-Lavalin Group, Inc. (b) (6)	19,518	712,744
TSX Group, Inc. (b) (4)	9,800	383,628
Uranium One Inc. (a) (b) (3)	43,700	556,685

		7,572,001

Switzerland – 5.4%
Actelion Ltd. (a) (b) (5)	23,365	1,040,608
Geberit AG (b) (6)	6,050	1,030,843
Kuehne & Nagel International AG (b) (6)	7,990	735,903
Lindt & Spruengli AG (b) (2)	158	429,326
Logitech International SA (a) (b) (7)	10,872	289,165
Panalpina Welttransport Holding AG (b) (6)	6,666	1,406,316
Sulzer AG (b) (6)	496	641,097

		5,573,258

Italy – 5.0%
Beni Stabili SpA (b) (4)	517,509	753,059
Davide Campari – Milano SpA (b) (2)	54,450	570,080
Ducati Motor Holding SpA (a) (b) (1)	443,412	1,089,246
ERG SpA (b) (3)	17,100	464,232
Geox SpA (b) (1)	61,612	1,134,774
IMMSI SpA (b) (1)	171,908	531,440
Tod’s SpA (b) (1)	7,053	629,384

		5,172,215

Singapore – 5.0%
Bukit Sembawang Estate Ltd. (b) (4)	70,000	553,688
Cosco Corp (Singapore) Ltd. (b) (6)	429,000	1,047,762
FJ Benjamin Holdings Ltd. (b) (1)	1,662,000	955,493
Keppel Corp. Ltd. (b) (6)	101,200	827,871
Labroy Marine Ltd. (b) (6)	289,000	497,154
SembCorp Marine Ltd. (b) (6)	372,000	1,192,978

		5,074,946

Malaysia – 4.3%
E & O Property Development BHD (a) (b) (6)	865,900	956,246
Kuala Lumpur Kepong BHD (b) (2)	198,600	742,766
Mah Sing Group BHD (b) (4)	1,075,000	788,656
Malaysian Resources Corp. BHD (a) (b) (6)	1,271,000	998,229

(continued)

Ohio National Fund, Inc.
International Small Company Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 96.6%	Shares	Value

Malaysia (continued)
YTL Corp. BHD (b) (10)	374,200	$895,502

		4,381,399

Japan – 4.2%
Atrium Co. Ltd. (b) (4)	14,400	390,492
Exedy Corp. (a) (b) (1)	30,000	816,555
Joint Corp. (b) (4)	14,800	464,600
K.K. DaVinci Advisors (a) (b) (4)	560	488,882
Mori Seiki Co. Ltd. (b) (6)	19,700	610,934
Square Enix Co. Ltd. (b) (7)	36,200	914,327
Tokuyama Corp. (b) (8)	24,000	311,991
Tokyo Seimitsu Co. Ltd. (b) (7)	8,300	320,758

		4,318,539

Netherlands – 3.7%
Arcadis NV (b) (6)	8,176	692,894
Boskalis Westminster NV (b) (6)	18,000	714,503
Fugro NV (b) (3)	11,398	722,084
SBM Offshore NV (b) (3)	15,204	579,878
USG People NV (b) (6)	22,024	1,033,350

		3,742,709

Austria – 3.6%
Andritz AG (b) (6)	13,992	921,466
Boehler-Uddeholm AG (b) (8)	19,208	1,917,930
Sparkassen Immobilien AG (a) (b) (4)	59,652	849,352

		3,688,748

Belgium – 3.1%
Bekaert NV (b) (6)	3,936	577,246
EVS Broadcast Equipment SA (b) (7)	12,895	1,058,584
Umicore (b) (8)	7,028	1,523,811

		3,159,641

Finland – 1.6%
Konecranes Oyj (b) (6)	15,950	666,544
Nokian Renkaat Oyj (b) (1)	28,300	991,448

		1,657,992

Bermuda – 1.5%
Central European Media Enterprises Ltd. Class A (a) (1)	3,800	370,804
SeaDrill Ltd. (a) (b) (3)	16,800	360,406
Synear Food Holdings Ltd. (b) (2)	686,000	811,632

		1,542,842

Ireland – 1.4%
IAWS Group plc (b) (2)	23,084	483,992
Kingspan Group (b) (6)	32,201	903,178

		1,387,170

Panama – 1.1%
Copa Holdings SA – Class A (6)	17,400	1,169,976

Cayman Islands – 1.1%
Agile Property Holdings Ltd. (b) (4)	844,000	1,105,334
KWG Property Holding Ltd. (a) (b) (4)	18,000	16,759

		1,122,093

Norway – 1.0%
Fred Olsen Energy ASA (b) (3)	11,550	599,764
ProSafe SE (b) (3)	27,780	444,200

		1,043,964

Australia – 0.9%
Moly Mines Ltd. (a) (b) (8)	80,000	264,351
Paladin Resources Ltd. (a) (b) (3)	102,200	709,955

		974,306

Mexico – 0.9%
Alsea SAB de CV (b) (1)	264,460	465,103
Consorcio ARA SAB de CV (b) (1)	270,400	437,506

		902,609

Brazil – 0.8%
NET Servicos de Comunicao SA, Preference (a) (b) (1)	49,709	820,753

Sweden – 0.8%
Getinge AB – Class B (b) (5)	16,311	351,400
KappAhl Holdings AB (b) (1)	40,900	459,535

		810,935

Hong Kong – 0.8%
Shun Tak Holdings (b) (4)	524,000	771,210

Cyprus – 0.7%
Bank of Cyprus Ltd. (b) (4)	44,342	747,079

Luxembourg – 0.7%
Orco Property Group (b) (4)	4,306	680,454

Denmark – 0.5%
Novozymes A/S Class B (b) (8)	4,475	518,661

Greece – 0.3%
Intralot SA (b) (1)	9,805	313,796

Total Common Stocks (Cost $68,237,519)		$98,855,891

	Face	Fair
Repurchase Agreements – 3.5%	Amount	Value

State Street Bank 2.500% 07/02/2007	$3,529,000	$3,529,000

Repurchase price $3,529,735
Collateralized by:
Federal National Mortgage Association 6.000%, 04/18/2036 Fair Value $3,600,494
Total Repurchase Agreements (Cost $3,529,000)		$3,529,000

Total Investments – 100.1% (Cost $71,766,519) (c)		$102,384,891
Liabilities in Excess of Other Assets – (0.1%)		(57,320)

Net Assets – 100.0%		$102,327,571

(continued)

Ohio National Fund, Inc.
International Small Company Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $95,095,557 or 92.9% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments that are subjected to fair value procedures are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold. The Portfolio’s securities that are not subjected to fair value procedures are traded on exchanges whose local close times are consistent with the 4:00pm Eastern Time U.S. market close.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

Sector Classifications:

(1)	Consumer Discretionary	14.0%
(2)	Consumer Staples	3.0%
(3)	Energy	5.8%
(4)	Financials	9.9%
(5)	Health Care	5.1%
(6)	Industrials	36.0%
(7)	Information Technology	9.9%
(8)	Materials	11.3%
(9)	Telecommunication Services	0.7%
(10)	Utilities	0.9%

		96.6%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small Company Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $71,766,519)	$102,384,891
Cash	929
Foreign currency (Cost $9,996)	9,996
Receivable for securities sold	895,567
Receivable for fund shares sold	170,375
Dividends and accrued interest receivable	49,703
Prepaid expenses and other assets	275

Total assets	103,511,736

Liabilities:
Payable for securities purchased	1,069,687
Payable for fund shares redeemed	5
Payable for investment management services	81,684
Payable for compliance services	229
Accrued accounting and custody fees	22,688
Accrued professional fees	5,843
Accrued printing and filing fees	3,908
Other accrued expenses	121

Total liabilities	1,184,165

Net assets	$102,327,571

Net assets consist of:
Par value, $1 per share	$3,734,155
Paid-in capital in excess of par value	56,430,178
Accumulated net realized gain on investments	11,462,864
Net unrealized appreciation/depreciation on:
Investments	30,618,372
Foreign currency related transactions	(7,632)
Undistributed net investment income	89,634

Net assets	$102,327,571

Shares outstanding	3,734,155

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$27.40

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$38,636
Dividends (net of $109,734 foreign taxes withheld)	749,420

Total investment income	788,056

Expenses:
Management fees	433,402
Custodian fees	77,469
Directors’ fees	2,109
Professional fees	6,792
Accounting fees	42,419
Printing and filing fees	4,422
Compliance expense	2,358
Other	588

Total expenses	569,559

Net investment income	218,497

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	5,315,836
Foreign currency related transactions	(41,592)
Change in unrealized appreciation/depreciation on:
Investments	8,803,572
Foreign currency related transactions	(7,346)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	14,070,470

Change in net assets from operations	$14,288,967

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small Company Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$218,497	$(6,299)
Net realized gain (loss) on investments and foreign currency related transactions	5,274,244	6,119,608
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	8,796,226	8,515,534

Change in net assets from operations	14,288,967	14,628,843

Distributions to shareholders:
Distributions from net investment income	—	(85,415)
Distributions of net realized capital gains	—	(1,849,958)

Total distributions to shareholders	—	(1,935,373)

Capital transactions:
Received from shares sold	17,599,128	20,928,321
Received from dividends reinvested	—	1,935,373
Paid for shares redeemed	(4,935,918)	(10,090,319)

Change in net assets from capital transactions	12,663,210	12,773,375

Change in net assets	26,952,177	25,466,845
Net Assets:
Beginning of period	75,375,394	49,908,549

End of period	$102,327,571	$75,375,394

Undistributed net investment income (Accumulated net investment loss)	$89,634	$(87,271)

 Financial Highlights

	Six-Month Period
	Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of period	$23.23		$18.87	$14.69	$12.27	$7.99
Operations:
Net investment income (loss)	0.06		(0.01)	0.03	0.02	0.01
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	4.11		4.98	4.23	2.54	4.29

Total from operations	4.17		4.97	4.26	2.56	4.30

Distributions:
Distributions from net investment income	—		(0.03)	(0.08)	(0.14)	(0.02)
Distributions of net realized capital gains	—		(0.58)	—	—	—

Total distributions	—		(0.61)	(0.08)	(0.14)	(0.02)

Net asset value, end of period	$27.40		$23.23	$18.87	$14.69	$12.27

Total return	17.95	%(b)	26.35%	28.99%	20.87%	53.91%
Ratios and supplemental data:
Net assets at end of period (millions)	$102.3		$75.4	$49.9	$30.4	$24.7
Ratios to average net assets:
Expenses	1.31	%(a)	1.34%	1.47%	1.47%	1.59%
Net investment income (loss)	0.50	%(a)	(0.01)%	0.36%	0.16%	0.10%
Portfolio turnover rate	23%		69%	85%	82%	87%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Objective

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

 Performance as of June 30, 2007

Average Annual Total Returns:
One year	22.88%
Five year	10.74%
Ten year	−1.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the Aggressive Growth Portfolio returned 13.59% versus 6.96% for the current benchmark, the S&P 500 Index.

Strong stock selection across a number of sectors drove Portfolio outperformance during the period, with holdings in the Information Technology, Health Care, Materials and Consumer Discretionary sectors posting strong returns. Select names within Financials, as well as an under-weight position to the group as a whole, also bolstered relative results. In terms of detractors, a zero weight to Energy weighed on relative performance during the period, as did certain underperforming holdings within the Industrials sector.(1)

Within the Health Care sector, the top contributor to outperformance during the period was Dade Behring Holdings, Inc. This leading player in the clinical diagnostics industry is in the early stages of rolling out a new high-volume integrated chemistry and immunochemistry analyzer. We believe the Dimension Vista analyzer should enable large hospitals to deliver faster, more accurate test results with less labor than current alternatives. In our opinion, the market underestimated the impact of the Dimension Vista, and at the same time, did not give Dade Behring Holdings, Inc. credit for its potential ability to execute in the small- to mid-size hospital market. We believe the clinical diagnostics industry has great potential for growth over the long term, especially as initial pilot results from larger hospital tests look positive.(1)

Within the Materials sector, another top-five contributor during the period was Potash Corp. of Saskatchewan, Inc. As the world’s largest owner of potash, an essential fertilizer ingredient, Potash Corp. of Saskatchewan, Inc. continued to benefit from higher fertilizer prices. We believe supply constraints as well as improving fundamentals and pricing power are likely to continue to transform the Canadian company into a long-term secular growth story.(1)

Within the Industrials group, The Corporate Executive Board Co. was the main detractor from performance during the six-month period. The company, which provides a number of corporate strategy resources and best-practices research to executives from public and private organizations, reported a disappointing quarter following a period of high growth. As the potential for slowing in the number of bookings in this growth company could lead to slowing revenue, we are monitoring developments at The Corporate Executive Board Co. closely.(1)

While Financials holdings in the aggregate contributed to performance during the period, another key detractor was specialized commercial finance company CapitalSource, Inc. The company suffered from concerns of subprime mortgage problems spilling over into other parts of the economy, and was also hurt by the selloff in Real Estate Investment Trusts (“REITs”)—specifically mortgage- oriented REITs. While real estate lending is a small portion of CapitalSource, Inc.’s business, the company sold off in sympathy with most other lending businesses. We believe operating in the high margin, niche, middle market commercial lending business should positively impact results going forward.(1)

Going forward, we remain cautiously optimistic on the market and mindful of macroeconomic conditions. Above all, we remain committed to our stock selection process, relying on hands-on research, rigorous financial analysis, and close monitoring of valuation and risk as we work to identify companies that are in the early stages of transformational growth.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Aggressive Growth Portfolio (Continued)

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets
Common Stocks (3)	98.1
Short-Term Notes	1.5
Repurchase Agreements and
Other Net Assets	0.4

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

		% of Net Assets

1.	Dade Behring Holdings, Inc.	9.0
2.	ABB Ltd.	6.2
3.	Potash Corp. of Saskatchewan, Inc.	4.1
4.	Celgene Corp.	3.7
5.	Sony Corp.	3.5
6.	America Movil S.A.B. de C.V. – ADR	3.4
7.	Nordstrom, Inc.	3.4
8.	Davide Campari-Milano SpA	3.4
9.	Apple Inc.	3.3
10.	Trimble Navigation Ltd.	3.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Health Care	19.5
Information Technology	19.2
Financials	15.0
Industrials	13.2
Consumer Discretionary	11.4
Telecommunication Services	10.8
Consumer Staples	4.9
Materials	4.1

98.1

Ohio National Fund, Inc.
Aggressive Growth Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 98.1%	Shares	Value

CONSUMER DISCRETIONARY – 11.4%
Hotels, Restaurants & Leisure – 1.4%
Galaxy Entertainment Group Ltd. (a) (c)	63,000	$61,403
Scientific Games Corp. Class A (a)	6,110	213,545

		274,948

Household Durables – 3.5%
Sony Corp. (c)	13,615	698,882

Internet & Catalog Retail – 1.2%
Submarino SA – GDR (b)	2,900	241,667

Media – 1.9%
Lamar Advertising Co. Class A	3,035	190,477
News Corp. Class A	8,740	185,375

		375,852

Multiline Retail – 3.4%
Nordstrom, Inc.	13,170	673,250

TOTAL CONSUMER DISCRETIONARY		2,264,599

CONSUMER STAPLES – 4.9%
Beverages – 3.3%
Davide Campari-Milano SpA (a) (c)	63,680	666,718

Household Products – 1.6%
Reckitt Benckiser PLC (c)	5,677	310,791

TOTAL CONSUMER STAPLES		977,509

FINANCIALS – 15.0%
Capital Markets – 3.4%
The Goldman Sachs Group, Inc.	1,505	326,209
UBS AG (c)	5,835	348,958

		675,167

Diversified Financial Services – 3.1%
Chicago Mercantile Exchange Holdings, Inc.	695	371,381
MarketAxess Holdings, Inc. (a)	13,675	246,013

		617,394

Insurance – 5.6%
Assurant, Inc.	9,545	562,391
National Financial Partners Corp.	11,625	538,354

		1,100,745

Real Estate Investment Trusts – 2.9%
CapitalSource, Inc.	23,690	582,537

TOTAL FINANCIALS		2,975,843

HEALTH CARE – 19.5%
Biotechnology – 3.7%
Celgene Corp. (a)	12,775	732,391

Health Care Equipment & Supplies – 13.1%
Dade Behring Holdings, Inc.	33,490	1,778,989
Intuitive Surgical, Inc. (a)	3,980	552,304
Varian Medical Systems, Inc. (a)	5,935	252,297

		2,583,590

Pharmaceuticals – 2.7%
Roche Holding AG (c)	3,052	540,773

TOTAL HEALTH CARE		3,856,754

INDUSTRIALS – 13.2%
Air Freight & Logistics – 1.7%
FedEx Corp.	3,130	347,336

Commercial Services & Supplies – 5.3%
The Corporate Executive Board Co.	4,435	287,876
CoStar Group, Inc. (a)	5,120	270,746
Mobile Mini, Inc. (a)	13,045	380,914
Park 24 Co. Ltd. (c)	10,200	102,401

		1,041,937

Electrical Equipment – 6.2%
ABB Ltd. (c)	54,438	1,227,456

TOTAL INDUSTRIALS		2,616,729

INFORMATION TECHNOLOGY – 19.2%
Communications Equipment – 4.2%
Corning, Inc. (a)	18,570	474,463
QUALCOMM, Inc.	8,220	356,666

		831,129

Computers & Peripherals – 3.3%
Apple Inc. (a)	5,385	657,186

Electronic Equipment & Instruments – 3.2%
Trimble Navigation Ltd. (a)	19,480	627,256

Internet Software & Services – 5.6%
Equinix, Inc. (a)	3,755	343,470
VistaPrint Limited (a)	6,465	247,286
Yahoo!, Inc. (a)	19,475	528,357

		1,119,113

Semiconductor & Semiconductor Equipment – 1.7%
Cypress Semiconductor Corp. (a)	14,560	339,102

Software – 1.2%
NAVTEQ Corp. (a)	5,415	229,271

TOTAL INFORMATION TECHNOLOGY		3,803,057

MATERIALS – 4.1%
Chemicals – 4.1%
Potash Corp. of Saskatchewan, Inc.	10,425	812,837

TOTAL MATERIALS		812,837

TELECOMMUNICATION SERVICES – 10.8%
Diversified Telecommunication Services – 3.6%
NeuStar, Inc. Class A (a)	11,670	338,080
Time Warner Telecom, Inc. (a)	17,965	361,096

		699,176

Wireless Telecommunication Services – 7.2%
America Movil S.A.B. de C.V. – ADR	10,900	675,037
Cellcom Israel Ltd. (a)	6,880	182,114
Crown Castle International Corp. (a)	15,855	575,061

		1,432,212

TOTAL TELECOMMUNICATION SERVICES		2,131,388

Total Common Stocks (Cost $15,005,607)		$19,438,716

(continued)

Ohio National Fund, Inc.
Aggressive Growth Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

	Face	Fair
Short-Term Notes – 1.5%	Amount	Value

Rabobank Nederland 5.320%, 07/02/2007	$300,000	$299,955

Total Short-Term Notes (Cost $299,955)		$299,955

	Face	Fair
Repurchase Agreements – 0.4%	Amount	Value

U.S. Bank 4.100% 07/02/2007	$70,000	$70,000

Repurchase price $70,024
Collateralized by:
Federal Home Loan Mortgage Corp. Gold Pool #E99143 4.500%, 09/01/2018 Fair Value: $71,401
Total Repurchase Agreements (Cost $70,000)		$70,000

Total Investments – 100.0% (Cost $15,375,562) (d)		$19,808,671
Other Assets in Excess of Liabilities – 0.0%		4,736

Net Assets – 100.0%		$19,813,407

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

GDR: Global Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2007, the value of this security totaled $241,667 or 1.2% of the Portfolio’s net assets. This security was deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security denominated in foreign currency and traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $3,957,382 or 20.0% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $15,375,562)	$19,808,671
Cash	890
Receivable for fund shares sold	17,158
Dividends and accrued interest receivable	10,790
Prepaid expenses and other assets	72

Total assets	19,837,581

Liabilities:
Payable for fund shares redeemed	1,557
Payable for investment management services	13,179
Payable for compliance services	378
Accrued custody expense	555
Accrued professional fees	5,416
Accrued accounting fees	2,100
Accrued printing and filing fees	959
Other accrued expenses	30

Total liabilities	24,174

Net assets	$19,813,407

Net assets consist of:
Par value, $1 per share	$2,443,906
Paid-in capital in excess of par value	26,058,061
Accumulated net realized loss on investments	(13,208,495)
Net unrealized appreciation on investments	4,433,110
Undistributed net investment income	86,825

Net assets	$19,813,407

Shares outstanding	2,443,906

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$8.11

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$16,937
Dividends (net of withholding tax of $6,802)	124,197

Total investment income	141,134

Expenses:
Management fees	74,627
Custodian fees	1,336
Directors’ fees	452
Professional fees	5,763
Accounting fees	6,095
Printing and filing fees	966
Compliance expense	2,358
Other	152

Total expenses	91,749

Net investment income	49,385

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on investments	78,474
Change in unrealized appreciation/depreciation on investments	2,249,547

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	2,328,021

Change in net assets from operations	$2,377,406

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$49,385	$37,353
Net realized gain (loss) on investments and foreign currency related transactions	78,474	1,543,354
Change in unrealized appreciation/depreciation on investments	2,249,547	(564,090)

Change in net assets from operations	2,377,406	1,016,617

Capital transactions:
Received from shares sold	1,882,867	3,701,816
Paid for shares redeemed	(2,217,650)	(3,527,661)

Change in net assets from capital transactions	(334,783)	174,155

Change in net assets	2,042,623	1,190,772
Net Assets:
Beginning of period	17,770,784	16,580,012

End of period	$19,813,407	$17,770,784

Undistributed net investment income	$86,825	$37,440

 Financial Highlights

	Six-Month Period
	Ended June 30,
	2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of period	$7.14		$6.75	$5.96	$5.47	$4.16
Operations:
Net investment income (loss)	0.02		0.02	(0.02)	—	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.95		0.37	0.81	0.49	1.32

Total from operations	0.97		0.39	0.79	0.49	1.31

Net asset value, end of period	$8.11		$7.14	$6.75	$5.96	$5.47

Total return	13.59	%(b)	5.78%	13.28%	8.96%	31.49%
Ratios and supplemental data:
Net assets at end of period (millions)	$19.8		$17.8	$16.6	$16.1	$16.1
Ratios to average net assets:
Expenses	0.98	%(a)	1.06%	1.03%	0.95%	1.04%
Net investment income (loss)	0.52	%(a)	0.22%	(0.35)%	0.03%	(0.12)%
Portfolio turnover rate	11%		105%	139%	87%	94%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Objective

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing in stocks of small companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

 Performance as of June 30, 2007

Average Annual Total Returns:
One year	33.94%
Five year	16.41%
Ten year	6.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the Small Cap Growth Portfolio returned 14.72% versus 9.33% for the current benchmark, the Russell 2000 Growth Index.

Strong stock selection across a number of sectors was the main driver of Portfolio outperformance. Individual holdings within the Financials, Information Technology and Consumer Discretionary sectors boosted relative performance during the period. In terms of detractors, select names within the Industrials sector were the main laggards. Certain Energy holdings, coupled with an under-weight position, also weighed on performance, as did a zero weight to Materials.(1)

While the Industrials sector in the aggregate detracted from performance, Huron Consulting Group, Inc. was the top contributor. During the period, Huron Consulting Group, Inc., which offers financial and operations consulting services, posted strong results and offered stronger than expected guidance as many analysts had underestimated the tremendous strength of the underlying core business. The company continued to grow rapidly as their consulting services have been in demand and we believe a strong management team warrants sustained investment in the company.(1)

Strong stock selection within the Financials sector was the biggest driver of outperformance during the six-month period. Within Financials, growth holding International Securities Exchange, Inc. was another top-five contributor to the Portfolio. The company benefited from its announcement that it would be acquired by Deutsche Boerse, creating the largest trans-Atlantic derivatives market. Our investment thesis prior to the take out centered on the company’s attractive risk-reward profile and an increasingly large addressable market for capital markets trading business.(1)

Select names within the Health Care sector weighed on performance during the period, including the biggest detractor, Radiation Therapy Services, Inc. The company provides a full spectrum of radiation therapy services to cancer patients. While Radiation Therapy Services, Inc. underperformed during the six-month period after posting lower-than-expected results during the second quarter, the primary catalyst for the downturn appears to have been concern about government reimbursement rates for Radiation Therapy Services, Inc.’s services. We believe the concern to be overblown and remain confident in the large addressable market for radiation therapy services and that the company will continue to add market share through its free-standing patient centers.(1)

While holdings within Consumer Discretionary boosted relative performance in the aggregate, Century Casinos, Inc. was another major detractor during the period. The company, which operates a number of casinos around the world including the Rocky Mountain region of the U.S. as well as South Africa and Edmonton, suffered from the severe weather during the winter months in the Rocky Mountains as patrons were unable to reach the casinos. However, we have added to the position, as we still believe that the company, with most pre-opening expenses behind it, offers opportunity for revenue growth across its locations.(1)

Looking ahead, as we remain optimistic about the small-cap universe, we’ll continue to focus on investing in companies we believe have solid growth potential and represent opportunities for positive shareholder returns.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The Index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets
Common Stocks (3)	99.9
Short-Term Notes	0.8
Repurchase Agreements
Less Net Liabilities	(0.7)

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

		% of Net Assets

1.	Ultimate Software Group, Inc.	2.9
2.	Equinix, Inc.	2.6
3.	VistaPrint Limited	2.6
4.	Jarden Corp.	2.5
5.	CoStar Group, Inc.	2.2
6.	Huron Consulting Group, Inc.	2.0
7.	J. Crew Group, Inc.	1.9
8.	Lions Gate Entertainment Corp.	1.9
9.	Orient-Express Hotels Ltd. Class A	1.9
10.	Infocrossing, Inc.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	32.2
Consumer Discretionary	22.9
Industrials	17.9
Health Care	15.8
Financials	6.7
Energy	3.2
Telecommunication Services	1.2

99.9

Ohio National Fund, Inc.
Small Cap Growth Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 99.9%	Shares	Value

CONSUMER DISCRETIONARY – 22.9%
Auto Components – 0.5%
Motorcar Parts of America Inc. (a)	9,495	$125,809

Diversified Consumer Services – 2.5%
Anhangeura Educacional Participacoes SA (a) (b)	9,500	132,970
Capella Education Company (a)	725	33,372
Jackson Hewitt Tax Service, Inc.	6,505	182,856
Sotheby’s	5,665	260,703

		609,901

Hotels, Restaurants & Leisure – 4.8%
Bally Technologies, Inc. (a)	4,745	125,363
Century Casinos, Inc. (a)	24,305	218,502
Great Canadian Gaming Corp. (a) (b)	13,625	165,764
Kingdom Hotel Investments – GDR (a)	16,350	146,862
Orient-Express Hotels Ltd. Class A	8,570	457,638
PokerTek, Inc. (Private Placement) (a) (c)	7,139	76,094

		1,190,223

Household Durables – 2.5%
Jarden Corp. (a)	14,120	607,301

Internet & Catalog Retail – 2.7%
Baby Universe Inc. (Private Placement) (a) (c) (d)	11,790	81,793
GSI Commerce, Inc. (a)	11,345	257,645
ValueVision Media, Inc. (a)	28,085	317,922

		657,360

Leisure Equipment & Products – 2.4%
Polaris Industries, Inc.	3,995	216,369
Smith & Wesson Holding Corp. (a)	8,630	144,553
Sturm, Ruger & Co, Inc. (a)	15,100	234,352

		595,274

Media – 4.9%
comScore, Inc. (a)	1,275	29,516
Genius Products, Inc. (a)	93,475	261,730
Lions Gate Entertainment Corp. (a)	41,535	458,131
Marvel Entertainment, Inc. (a)	8,220	209,446
National CineMedia, Inc. (a)	9,205	257,832

		1,216,655

Specialty Retail – 2.6%
J. Crew Group, Inc. (a)	8,495	459,494
Zumiez, Inc. (a)	4,615	174,355

		633,849

TOTAL CONSUMER DISCRETIONARY		5,636,372

ENERGY – 3.2%
Energy Equipment & Services – 0.4%
Basic Energy Services, Inc. (a)	3,270	83,614

Oil, Gas & Consumable Fuels – 2.8%
Carrizo Oil & Gas, Inc. (a)	4,145	171,893
Gasco Energy, Inc. (a)	34,205	81,066
Oil, Gas & Consumable Fuels (continued)
World Fuel Services Corp.	10,335	434,690

		687,649

TOTAL ENERGY		771,263

FINANCIALS – 6.7%
Capital Markets – 2.6%
Evercore Partners, Inc.	5,465	162,693
FCStone Group, Inc. (a)	1,425	81,667
Hercules Technology Growth Capital, Inc.	8,230	111,187
HFF, Inc. (a)	8,845	137,186
optionsXpress Holdings, Inc.	5,890	151,138

		643,871

Consumer Finance – 0.8%
Nelnet, Inc.	8,065	197,109

Diversified Financial Services – 0.8%
MarketAxess Holdings, Inc. (a)	11,070	199,149

Insurance – 0.2%
Greenlight Capital Re Ltd. (a)	1,480	33,344

Real Estate Investment Trusts – 0.3%
PDG Realty SA (a) (b)	7,355	80,070

Real Estate Management & Development – 2.0%
Iguatemi Empresa de Shopping Centers SA (a) (b)	3,040	55,615
LPS Brasil – Consultoria de Imoveis SA (a) (b)	28,945	375,880
Rodobens Negocious Imobiliarious SA (a) (b)	4,980	67,768

		499,263

TOTAL FINANCIALS		1,652,806

HEALTH CARE – 15.8%
Biotechnology – 0.8%
Metabolix, Inc. (a)	3,100	77,593
United Therapeutics Corp. (a)	1,990	126,883

		204,476

Health Care Equipment & Supplies – 2.2%
Accuray, Inc. (a)	2,485	55,117
I-Flow Corp. (a)	15,010	251,267
Sirona Dental Systems, Inc. (a)	4,765	180,260
TomoTherapy, Inc. (a)	2,445	53,595

		540,239

Health Care Providers & Services – 10.0%
Animal Health International Inc. (a)	4,990	72,305
Bio-Reference Labs, Inc. (a)	2,635	72,067
Dialysis Corporation of America (a)	650	6,727
Health Grades, Inc. (a)	22,635	147,354
HealthExtras, Inc. (a)	7,945	235,013
Healthways, Inc. (a)	4,825	228,560
Hythiam, Inc. (Private Placement Issue) (a) (c)	9,521	74,121
Hythiam, Inc. (a)	22,080	190,992
LHC Group, Inc. (a)	8,040	210,648

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 99.9%	Shares	Value

Health Care Providers & Services (continued)
MWI Veterinary Supply, Inc. (a)	3,755	$149,787
Pediatrix Medical Group, Inc. (a)	2,750	151,663
The Providence Service Corp. (a)	3,360	89,779
PSS World Medical, Inc. (a)	13,235	241,142
Psychiatric Solutions, Inc. (a)	3,085	111,862
Radiation Therapy Services, Inc. (a)	12,070	317,924
RadNet, Inc. (a)	4,100	39,073
Skilled Healthcare Group, Inc. (a)	7,500	116,325

		2,455,342

Health Care Technology – 2.4%
Allscripts Healthcare Solutions, Inc. (a)	2,730	69,560
Omnicell, Inc. (a)	17,580	365,313
Systems Xcellence, Inc. (a)	5,110	147,015

		581,888

Life Sciences Tools & Services – 0.4%
Ventana Medical Systems Inc. (a)	1,405	108,564

TOTAL HEALTH CARE		3,890,509

INDUSTRIALS – 17.9%
Aerospace & Defense – 1.1%
Ceradyne, Inc. (a)	3,045	225,208
Stanley, Inc. (a)	2,465	43,434

		268,642

Air Freight & Logistics – 0.2%
Forward Air Corp.	1,370	46,703

Commercial Services & Supplies – 13.4%
American Reprographics Co. (a)	9,550	294,044
Barrett Business Services, Inc.	6,110	157,821
CoStar Group, Inc. (a)	10,401	550,005
The GEO Group Inc. (a)	10,520	306,132
Huron Consulting Group, Inc. (a)	6,855	500,484
IHS, Inc. (a)	7,755	356,730
Innerworkings, Inc. (a)	23,990	384,320
Intermap Technologies Ltd. (a) (b)	33,883	192,436
Kenexa Corp. (a)	6,240	235,310
On Assignment, Inc. (a)	9,715	104,145
Resources Connection, Inc. (a)	4,280	142,010
UTEK Corp.	5,240	74,932

		3,298,369

Construction & Engineering – 0.8%
Flint Energy Services Ltd. (a) (b)	7,510	200,925

Electrical Equipment – 0.0%
China High Speed Transmission Equipment Group Co., Ltd. (a) (b)	5,000	4,573

Road & Rail – 0.4%
Heartland Express, Inc.	6,420	104,646

Trading Companies & Distributors – 2.0%
Nuco2, Inc. (a)	11,635	298,670
TransDigm Group, Inc. (a)	4,475	181,059

		479,729

TOTAL INDUSTRIALS		4,403,587

INFORMATION TECHNOLOGY – 32.2%
Communications Equipment – 2.7%
Acme Packet, Inc. (a)	4,610	52,969
Infinera Corporation (a)	6,050	150,766
Riverbed Technology, Inc. (a)	9,250	405,335
Starent Networks Corp. (a)	4,135	60,785

		669,855

Computers & Peripherals – 0.3%
Data Domain, Inc. (a)	3,190	73,370

Electronic Equipment & Instruments – 3.2%
DTS, Inc. (a)	4,015	87,407
IPG Photonics Corp. (a)	9,830	196,108
L-1 Identity Solutions, Inc. (a)	9,685	198,058
Trimble Navigation Ltd. (a)	9,540	307,188

		788,761

Internet Software & Services – 15.0%
Bankrate, Inc. (a)	6,180	296,146
Chordiant Software, Inc. (a)	5,814	91,047
DealerTrack Holdings, Inc. (a)	6,790	250,144
DivX, Inc. (a)	2,605	39,075
Equinix, Inc. (a)	7,080	647,608
Internap Network Services Corp. (a)	1,685	24,298
Limelight Networks, Inc. (a)	5,160	102,065
Liquidity Services, Inc. (a)	3,275	61,504
LivePerson, Inc. (a)	44,595	238,583
NaviSite, Inc. (a)	47,260	359,176
Omniture, Inc. (a)	17,240	395,141
SAVVIS, Inc. (a)	1,850	91,593
Switch & Data Facilities Co. (a)	5,715	109,671
TechTarget, Inc. (a)	5,970	76,714
Think Partnership, Inc. (a)	32,375	96,801
ValueClick, Inc. (a)	2,910	85,729
VistaPrint Limited (a)	16,690	638,392
Workstream, Inc. (a)	66,915	70,261

		3,673,948

IT Services – 2.6%
EnerNOC, Inc. (a)	955	36,414
Euronet Worldwide, Inc. (a)	3,805	110,954
Infocrossing, Inc. (a)	24,540	453,254
Wright Express Corp. (a)	1,305	44,722

		645,344

Semiconductor & Semiconductor Equipment – 2.7%
AuthenTec, Inc. (a)	3,400	35,190
Hittite Microwave Corp. (a)	1,280	54,694
Microsemi Corp. (a)	13,540	324,283
SiRF Technology Holdings, Inc. (a)	10,525	218,289
Spreadtrum Communications, Inc. – ADR (a)	2,300	33,419

		665,875

Software – 5.7%
Quest Software, Inc. (a)	9,720	157,367
Salary.com, Inc. (a)	3,385	40,620
Solera Holdings, Inc. (a)	14,980	290,312

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 99.9%	Shares	Value

Software (continued)
Synchronoss Technologies, Inc. (a)	5,985	$175,600
Ultimate Software Group, Inc. (a)	25,025	723,973

		1,387,872

TOTAL INFORMATION TECHNOLOGY		7,905,025

TELECOMMUNICATION SERVICES – 1.2%
Diversified Telecommunication Services – 1.2%
NeuStar, Inc. Class A (a)	9,170	265,655
UCN, Inc. (a)	6,840	29,412

TOTAL TELECOMMUNICATION SERVICES		295,067

Total Common Stocks (Cost $18,890,551)		$24,554,629

Fair
Warrants – 0.0%	Value

CONSUMER DISCRETIONARY – 0.0%
Hotels, Restaurants & Leisure – 0.0%
PokerTek, Inc. (c)
Expiration: April 2012, Exercise Price: $10.80, 2,172 underlying shares	$3,779

Total Warrants (Cost $10,537)	$3,779

Fair
Purchased Options – 0.0%	Value

CONSUMER DISCRETIONARY – 0.0%
Internet Retail – 0.0%
Baby Universe Inc. (c) (d)
Expiration: October 2009, Exercise Price: $6.40, 1,203 underlying shares	$2,571

Total Purchased Options (Cost $3,188)	$2,571

	Face	Fair
Short-Term Notes – 0.8%	Amount	Value

Rabobank Nederland 5.320%, 07/02/2007	$200,000	$199,971

Total Short-Term Notes (Cost $199,971)		$199,971

	Face	Fair
Repurchase Agreements – 0.1%	Amount	Value

U.S. Bank 4.100% 07/02/2007	$16,000	$16,000

Repurchase price $16,005
Collateralized by:
Federal Home Loan Mortgage Corp. Gold Pool #E99143 4.500%, 09/01/2018 Fair Value: $16,320
Total Repurchase Agreements (Cost $16,000)		$16,000

Total Investments – 100.8% (Cost $19,120,247) (e)		$24,776,950
Liabilities in Excess of Other Assets – (0.8)%		(185,092)

Net Assets – 100.0%		$24,591,858

Percentages are stated as a percent of net assets.

Abbreviations:

  ADR: American Depository Receipts

  GDR: Global Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security denominated in foreign currency and traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $1,276,001 or 5.2% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

(c)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. These securities were deemed liquid pursuant to procedures approved by the Board of Directors. A market quotation for these investments was not readily available at June 30, 2007. As discussed in Note 2 of the Notes to Financial Statements, the price for these issues were derived from estimates of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. These securities represent $238,358 or 1.0% of the Portfolio’s net assets.

(d)	All or a portion of this security was purchased on a “when-issued” basis. See Note 2 of the Notes to Financial Statements for further information regarding when-issued securities.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $19,120,247)	$24,776,950
Cash	46,497
Receivable for securities sold	27,000
Receivable for fund shares sold	1,182
Dividends and accrued interest receivable	1,562
Prepaid expenses and other assets	74

Total assets	24,853,265

Liabilities:
Payable for securities purchased	215,954
Payable for fund shares redeemed	16,064
Payable for investment management services	19,050
Payable for compliance services	378
Accrued custody expense	686
Accrued professional fees	5,412
Accrued accounting fees	2,709
Accrued printing and filing fees	1,119
Other accrued expenses	35

Total liabilities	261,407

Net assets	$24,591,858

Net assets consist of:
Par value, $1 per share	$1,959,440
Paid-in capital in excess of par value	30,605,118
Accumulated net realized loss on investments	(13,550,895)
Net unrealized appreciation on investments	5,656,703
Accumulated net investment loss	(78,508)

Net assets	$24,591,858

Shares outstanding	1,959,440

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$12.55

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$9,789
Dividends (net of withholding tax of $1,946)	42,608

Total investment income	52,397

Expenses:
Management fees	106,457
Custodian fees	3,388
Directors’ fees	542
Professional fees	5,792
Accounting fees	8,322
Printing and filing fees	1,277
Compliance expense	2,358
Other	159

Total expenses	128,295

Net investment loss	(75,898)

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	1,076,658
Foreign currency related transactions	(558)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	2,142,753

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	3,218,853

Change in net assets from operations	$3,142,955

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(75,898)	$(168,595)
Net realized gain (loss) on investments and foreign currency related transactions	1,076,100	2,574,933
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	2,142,753	1,737,681

Change in net assets from operations	3,142,955	4,144,019

Capital transactions:
Received from shares sold	2,915,605	4,003,777
Paid for shares redeemed	(2,217,892)	(4,489,613)

Change in net assets from capital transactions	697,713	(485,836)

Change in net assets	3,840,668	3,658,183
Net Assets:
Beginning of period	20,751,190	17,093,007

End of period	$24,591,858	$20,751,190

Accumulated net investment loss	$(78,508)	$(2,052)

 Financial Highlights

	Six-Month Period
	Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of period	$10.94		$8.71	$8.18	$7.34	$5.05
Operations:
Net investment loss	(0.04)		(0.09)	(0.07)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.65		2.32	0.60	0.89	2.33

Total from operations	1.61		2.23	0.53	0.84	2.29

Net asset value, end of period	$12.55		$10.94	$8.71	$8.18	$7.34

Total return	14.72	%(b)	25.60%	6.48%	11.44%	45.35%
Ratios and supplemental data:
Net assets at end of period (millions)	$24.6		$20.8	$17.1	$18.2	$18.1
Ratios to average net assets:
Expenses	1.14	%(a)	1.16%	1.11%	1.11%	1.19%
Net investment loss	(0.68	)%(a)	(0.92)%	(0.77)%	(0.69)%	(0.72)%
Portfolio turnover rate	31%		93%	93%	38%	40%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Objective

The Mid Cap Opportunity Portfolio seeks long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

 Performance as of June 30, 2007

Average Annual Total Returns:
One year	19.62%
Five year	15.64%
Ten year	11.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the Mid Cap Opportunity Portfolio returned 14.67% versus 10.97% for the current benchmark, the Russell Midcap Growth Index.

Stock market volatility continued through the second quarter, especially in June as investors’ hope turned to anxiety. A re-accelerating domestic and world economy has again raised the spectre of inflation, and a sagging U.S. housing market is once again fueling fears of a subprime mortgage meltdown. Despite the angst, the first half of 2007 was strong for the Portfolio.

In the Consumer Discretionary sector the Portfolio generated approximately 130 basis points of relative outperformance during the first half of 2007 due primarily to good stock selection. Our big winner was aQuantive Inc., which was recently acquired by Microsoft for an 85% premium. We were originally attracted to aQuantive’s online advertising technologies and interactive advertising agency, which we estimated had the potential to gain share in a rapidly growing market. When aQuantive’s direct competitors DoubleClick, 24/7 Real Media and Digitas were all acquired at premiums to aQuantive, we felt the scarcity value of the aQuantive’s business segments was overlooked and we became more confident in our upside valuation target for the shares.(1)

Offsetting our gains in aQuantive Inc. was our exposure to the teenage specialty retailer Abercrombie & Fitch Co., which detracted from performance during the first half of 2007. Abercrombie & Fitch Co. operates over 900 stores in 49 states and Canada targeting the 15 to 35 year demographic through several retail concepts. Going into the summer, we noticed that shopping mall traffic was deteriorating and promotional activity had accelerated, which would put earnings estimates at risk. Although the stock was trading at relatively low valuations vs. its historical averages, there were no near-term catalysts to re-accelerate revenues and earnings so we decided to sell our position and redeploy the capital into better ideas.(1)

Health Care has been a challenging sector during 2007 and the second quarter saw a continuation of volatile performance. One of the Portfolio’s largest health care holdings, MedImmune, Inc., was acquired by AstraZeneca during the quarter for a significant premium. MedImmune, Inc. is a biotechnology company focused on the therapeutic areas of infectious disease, cancer and inflammatory disease. We made a timely investment in MedImmune, Inc. after the company reported fourth quarter 2006 results that disappointed Wall Street and the stock suffered big losses. We felt investors were placing too much emphasis on short-term sales trends of their lead product Synagis and were completely ignoring the embedded value of the company’s flu vaccine manufacturing assets, cash and venture investments, and their late-stage product pipeline. In fact, shortly after we made our initial investment, the company hired Goldman Sachs to explore strategic alternatives, which resulted in the company being acquired for a 70% gain from our cost basis.(1)

A Health Care stock that performed poorly during the second quarter and a detractor year-to-date was Psychiatric Solutions, Inc. Psychiatric Solutions, Inc. owns and operates psychiatric inpatient hospitals and manages psychiatric units within general acute care hospitals. While the company has a balanced business model of de novo and acquired growth, a recent facility expansion wasn’t completed on time that lead to lower than expected same-facility revenue growth. Despite the recent weakness, we continue to hold shares of Psychiatric Solutions, Inc. because of strong macro trends in the behavioral health industry where capacity expansion is limited, pricing power is strong and demand is non-cyclical. We believe that Psychiatric Solutions, Inc. has significant operating leverage to its model as the company continues to lower operating costs while increasing revenues with new services and programs, and with facility expansions in core markets.(1)

Financials is another sector that has underperformed the broader market averages. The Portfolio has been slightly over-weighted in this sector during the year with the majority of our investments in companies that are not exposed to the yield curve or deteriorating consumer credit trends. Companies in the Portfolio that are exposed to consumer credit had mixed performance during the second quarter. One of the Portfolio’s best performers during the first half of 2007 was Alliance Data Systems Corp., which has exposure to consumer credit through its private label credit card programs. We were originally attracted to Alliance Data Systems Corp. because of its unique capabilities to provide private label credit programs with a tightly integrated processing platform that allows the company to offer higher margin analytics-based marketing programs. The company’s business model was evolving into one with high organic revenue growth, expanding margins and significant cash flow generation, which is why Blackstone Group made an offer to take the company private.(1)

A financial stock that detracted from year-to-date performance was E*TRADE Financial Corp. E*TRADE Financial Corp. provides online brokerage and banking services to retail, corporate and institutional customers. E*TRADE Financial Corp. stock has recently underperformed due to its loan exposure in the subprime

(continued)

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio (Continued)

real estate markets, which we estimate at less than 1% of its total loan portfolio. We are closely monitoring the performance of its non-subprime loans for any signs of deterioration that, if detected, will most likely lead us to sell our position.(1)

As the second quarter ended, the U.S. economy appears to be improving and investors are debating whether this is good or bad news. In our opinion, the subprime “crisis”, although a big headline grabber, seems to be contained. Oil prices are still within their $55 to $70 range and gas prices have marginally declined. Unemployment is low and job growth continues above consensus rates. Domestic and global money supply growth continues to be strong.(1)

We have stated for several quarters that the U.S. economy has been stronger than most investors have thought. As we enter the last half of 2007, the economy has started to reaccelerate. There is no change to our economic outlook – U.S. gross domestic product growth should remain positive into 2008. Recent Federal Reserve Board commentary has highlighted inflation risk as a key threat to further tightening monetary policy, which has caused equity valuations to remain historically low relative to bond yields. Strong commodity prices, tight credit spreads and low real interest rates are all suggestive of accommodative financial conditions and general liquidity, which we think is a key factor to sustaining the current cyclical bull market.

The Portfolio’s 2008 forecasted earnings-per-share multiple is approximately 18 times, slightly higher than the benchmark. Our forecasted earnings-per-share growth is approximately 25%. At these valuation levels, we believe that the Portfolio’s risk/reward ratio remains compelling. We know that we are in the latter innings of both the market and economic cycles and will not be afraid to adjust the Portfolio if we are wrong on our soft-landing thesis, or if earnings momentum starts to decelerate.(1)

We remain focused on our bottom-up process and will attempt to find companies that can grow earnings above market trend in a slowing environment. As fellow investors in the strategy, we remain focused and committed to our investment goal: long-term growth of capital. We appreciate your continued confidence and support.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The Index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio (Continued)

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets
Common Stocks (3)	99.7
Repurchase Agreements
Less Net Liabilities	0.3

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

		% of Net Assets

1.	Quanex Corp.	1.6
2.	AerCap Holdings NV	1.6
3.	Clearwire Corp.	1.5
4.	Pharmaceutical Product Development, Inc.	1.5
5.	Apollo Group, Inc. Class A	1.4
6.	ValueClick, Inc.	1.4
7.	Chicago Bridge & Iron Co. NV, New York Shares	1.4
8.	Foundry Networks, Inc.	1.4
9.	Cephalon, Inc.	1.4
10.	Autodesk, Inc.	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	26.4
Health Care	18.3
Industrials	16.8
Energy	12.8
Financials	8.4
Consumer Discretionary	7.4
Materials	4.4
Telecommunication Services	2.7
Consumer Staples	2.5

99.7

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 99.7%	Shares	Value

CONSUMER DISCRETIONARY – 7.4%
Diversified Consumer Services – 1.4%
Apollo Group, Inc. Class A (a)	23,000	$1,343,890

Hotels, Restaurants & Leisure – 0.7%
Scientific Games Corp. Class A (a)	20,000	699,000

Internet & Catalog Retail – 1.0%
Nutri/System Inc. (a)	14,000	977,760

Media – 0.9%
Lions Gate Entertainment Corp. (a)	75,000	827,250

Multiline Retail – 0.9%
Family Dollar Stores, Inc.	25,000	858,000

Specialty Retail – 2.5%
Aeropostale, Inc. (a)	15,000	625,200
GameStop Corp. Class A (a)	23,500	918,850
Men’s Wearhouse, Inc.	15,500	791,585

		2,335,635

TOTAL CONSUMER DISCRETIONARY		7,041,535

CONSUMER STAPLES – 2.5%
Beverages – 0.6%
Hansen Natural Corp. (a)	13,000	558,740

Food Products – 1.1%
Corn Products International, Inc.	24,500	1,113,525

Personal Products – 0.8%
Avon Products, Inc.	20,500	753,375

TOTAL CONSUMER STAPLES		2,425,640

ENERGY – 12.8%
Energy Equipment & Services – 5.6%
Cameron International Corp. (a)	11,000	786,170
ENSCO International, Inc.	20,000	1,220,200
GlobalSantaFe Corp.	14,100	1,018,725
Smith International, Inc.	17,500	1,026,200
Superior Energy Services, Inc. (a)	31,500	1,257,480

		5,308,775

Oil, Gas & Consumable Fuels – 7.2%
Anadarko Petroleum Corp.	16,000	831,840
Cameco Corp.	23,000	1,167,020
El Paso Corp.	70,000	1,206,100
Frontier Oil Corp.	18,000	787,860
Holly Corp.	10,000	741,900
Plains Exploration & Production Co. (a)	23,000	1,099,630
Southwestern Energy Co. (a)	22,000	979,000

		6,813,350

TOTAL ENERGY		12,122,125

FINANCIALS – 8.4%
Capital Markets – 4.3%
Affiliated Managers Group, Inc. (a)	7,000	901,320
E*TRADE Financial Corp. (a)	44,000	971,960
Northern Trust Corp.	18,000	1,156,320
T. Rowe Price Group, Inc.	20,000	1,037,800

		4,067,400

Diversified Financial Services – 2.5%
Interactive Brokers Group, Inc. (a)	36,700	995,671
IntercontinentalExchange Inc. (a)	5,000	739,250
Diversified Financial Services (continued)
The Nasdaq Stock Market, Inc. (a)	21,000	623,910

		2,358,831

Real Estate Management & Development – 1.6%
CB Richard Ellis Group, Inc. (a)	20,000	730,000
Jones Lang LaSalle, Inc.	7,000	794,500

		1,524,500

TOTAL FINANCIALS		7,950,731

HEALTH CARE – 18.3%
Biotechnology – 4.2%
Amylin Pharmaceuticals, Inc. (a)	21,000	864,360
Celgene Corp. (a)	20,000	1,146,600
Cephalon, Inc. (a)	16,100	1,294,279
PDL BioPharma, Inc. (a)	31,000	722,300

		4,027,539

Health Care Equipment & Supplies – 4.0%
Hologic, Inc. (a)	19,600	1,084,076
Intuitive Surgical, Inc. (a)	6,000	832,620
Kyphon, Inc. (a)	21,000	1,011,150
West Pharmaceutical Services, Inc.	18,000	848,700

		3,776,546

Health Care Providers & Services – 4.4%
Express Scripts, Inc. (a)	17,000	850,170
Pediatrix Medical Group, Inc. (a)	17,500	965,125
Psychiatric Solutions, Inc. (a)	27,000	979,020
Sunrise Senior Living, Inc. (a)	15,000	599,850
VCA Antech, Inc. (a)	21,000	791,490

		4,185,655

Health Care Technology – 1.1%
Cerner Corp. (a)	18,400	1,020,648

Life Sciences Tools & Services – 3.6%
Millipore Corp. (a)	13,000	976,170
Pharmaceutical Product Development, Inc.	36,800	1,408,336
Thermo Fisher Scientific, Inc. (a)	20,000	1,034,400

		3,418,906

Pharmaceuticals – 1.0%
Allergan, Inc.	16,000	922,240

TOTAL HEALTH CARE		17,351,534

INDUSTRIALS – 16.8%
Aerospace & Defense – 3.9%
AerCap Holdings NV (a)	47,500	1,520,000
L-3 Communications Holdings, Inc.	11,500	1,119,985
Spirit Aerosystems Holdings, Inc. (a)	30,000	1,081,500

		3,721,485

Air Freight & Logistics – 1.6%
C.H. Robinson Worldwide, Inc.	16,000	840,320
Expeditors International of Washington, Inc.	17,000	702,100

		1,542,420

Building Products – 1.2%
Simpson Manufacturing Co., Inc.	32,000	1,079,680

(continued)

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 99.7%	Shares	Value

Commercial Services & Supplies – 2.0%
Stericycle, Inc. (a)	21,000	$933,660
Watson Wyatt Worldwide Inc.	19,500	984,360

		1,918,020

Construction & Engineering – 1.4%
Chicago Bridge & Iron Co. NV, New York Shares	35,000	1,320,900

Electrical Equipment – 2.9%
Ametek, Inc.	26,000	1,031,680
The Genlyte Group, Inc. (a)	8,500	667,590
SunPower Corp. (a)	16,500	1,040,325

		2,739,595

Machinery – 2.0%
Mueller Water Products, Inc. Class A	57,000	972,420
Valmont Industries, Inc.	12,500	909,500

		1,881,920

Marine – 1.0%
Kirby Corp. (a)	25,000	959,750

Trading Companies & Distributors – 0.8%
MSC Industrial Direct Co., Inc. Class A	14,000	770,000

TOTAL INDUSTRIALS		15,933,770

INFORMATION TECHNOLOGY – 26.4%
Communications Equipment – 4.7%
F5 Networks, Inc. (a)	10,000	806,000
Foundry Networks, Inc. (a)	78,000	1,299,480
Harris Corp.	21,000	1,145,550
Juniper Networks, Inc. (a)	47,100	1,185,507

		4,436,537

Computers & Peripherals – 3.1%
Brocade Communications Systems, Inc. (a)	151,200	1,182,384
Electronics for Imaging (a)	22,000	620,840
SanDisk Corp. (a)	22,000	1,076,680

		2,879,904

Electronic Equipment & Instruments – 4.2%
Amphenol Corp.	27,500	980,375
Flir Systems, Inc. (a)	20,000	925,000
National Instruments Corp.	26,000	846,820
Trimble Navigation Ltd. (a)	39,000	1,255,800

		4,007,995

Internet Software & Services – 1.9%
Sina Corp. (a)	12,000	502,320
ValueClick, Inc. (a)	45,000	1,325,700

		1,828,020

IT Services – 0.8%
Cognizant Technology Solutions Corp. Class A (a)	10,000	750,900

Semiconductor & Semiconductor Equipment – 8.3%
AMIS Holdings, Inc. (a)	66,100	827,572
Atheros Communications, Inc. (a)	32,000	986,880
Semiconductor & Semiconductor Equipment (continued)
Lam Research Corp. (a)	15,700	806,980
MEMC Electronic Materials, Inc. (a)	17,600	1,075,712
NVIDIA Corp. (a)	29,000	1,197,990
PMC – Sierra, Inc. (a)	125,000	966,250
Tessera Technologies, Inc. (a)	23,000	932,650
Varian Semiconductor Equipment Associates, Inc. (a)	26,800	1,073,608

		7,867,642

Software – 3.4%
Autodesk, Inc. (a)	27,000	1,271,160
Citrix Systems, Inc. (a)	30,500	1,026,935
FactSet Research Systems, Inc.	14,000	956,900

		3,254,995

TOTAL INFORMATION TECHNOLOGY		25,025,993

MATERIALS – 4.4%
Construction Materials – 1.0%
Texas Industries, Inc.	12,000	940,920

Metals & Mining – 3.4%
Allegheny Technologies, Inc.	9,200	964,896
Commercial Metals Co.	20,000	675,400
Quanex Corp.	32,000	1,558,400

		3,198,696

TOTAL MATERIALS		4,139,616

TELECOMMUNICATION SERVICES – 2.7%
Diversified Telecommunication Services – 1.2%
NeuStar, Inc. Class A (a)	40,000	1,158,800

Wireless Telecommunication Services – 1.5%
Clearwire Corp. (a)	59,300	1,448,699

TOTAL TELECOMMUNICATION SERVICES		2,607,499

Total Common Stocks (Cost $85,322,924)		$94,598,443

	Face	Fair
Repurchase Agreements – 1.6%	Amount	Value

U.S. Bank 4.100% 07/02/2007	$1,557,000	$1,557,000

Repurchase price $1,557,532
Collateralized by:
Federal Home Loan Mortgage Corp. Gold Pool #E99143 4.500%, 09/01/2018 Fair Value: $1,588,152
Total Repurchase Agreements (Cost $1,557,000)		$1,557,000

Total Investments – 101.3% (Cost $86,879,924) (b)		$96,155,443
Liabilities in Excess of Other Assets – (1.3)%		(1,230,879)

Net Assets – 100.0%		$94,924,564

(continued)

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

  ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $86,879,924)	$96,155,443
Cash	1,537
Receivable for securities sold	2,348,337
Receivable for fund shares sold	82,521
Dividends and accrued interest receivable	30,796
Prepaid expenses and other assets	367

Total assets	98,619,001

Liabilities:
Payable for securities purchased	3,586,113
Payable for fund shares redeemed	24,300
Payable for investment management services	65,800
Payable for compliance services	378
Accrued custody expense	1,723
Accrued professional fees	5,813
Accrued accounting fees	5,630
Accrued printing and filing fees	4,530
Other accrued expenses	150

Total liabilities	3,694,437

Net assets	$94,924,564

Net assets consist of:
Par value, $1 per share	$4,335,712
Paid-in capital in excess of par value	63,741,603
Accumulated net realized gain on investments	17,715,169
Net unrealized appreciation on investments	9,275,519
Accumulated net investment loss	(143,439)

Net assets	$94,924,564

Shares outstanding	4,335,712

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$21.89

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$33,144
Dividends (net of withholding tax of $654)	240,956

Total investment income	274,100

Expenses:
Management fees	377,917
Custodian fees	6,107
Directors’ fees	2,161
Professional fees	6,765
Accounting fees	17,029
Printing and filing fees	4,417
Compliance expense	2,358
Other	785

Total expenses	417,539

Net investment loss	(143,439)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	11,004,759
Change in unrealized appreciation/depreciation on investments	1,316,293

Net realized/unrealized gain (loss) on investments	12,321,052

Change in net assets from operations	$12,177,613

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(143,439)	$(399,742)
Net realized gain (loss) on investments	11,004,759	12,759,101
Change in unrealized appreciation/depreciation on investments	1,316,293	(4,028,073)

Change in net assets from operations	12,177,613	8,331,286

Capital transactions:
Received from shares sold	4,620,419	5,152,986
Paid for shares redeemed	(8,486,558)	(16,861,366)

Change in net assets from capital transactions	(3,866,139)	(11,708,380)

Change in net assets	8,311,474	(3,377,094)
Net Assets:
Beginning of period	86,613,090	89,990,184

End of period	$94,924,564	$86,613,090

Accumulated net investment loss	$(143,439)	$—

 Financial Highlights

	Six-Month Period
	Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of period	$19.09		$17.40	$15.83	$13.94	$9.53
Operations:
Net investment loss	(0.03)		(0.09)	(0.07)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	2.83		1.78	1.64	1.94	4.43

Total from operations	2.80		1.69	1.57	1.89	4.41

Net asset value, end of period	$21.89		$19.09	$17.40	$15.83	$13.94

Total return	14.67	%(b)	9.71%	9.92%	13.56%	46.34%
Ratios and supplemental data:
Net assets at end of period (millions)	$94.9		$86.6	$90.0	$96.6	$89.4
Ratios to average net assets:
Expenses	0.94	%(a)	0.94%	0.95%	0.96%	1.01%
Net investment loss	(0.32	)%(a)	(0.45)%	(0.40)%	(0.36)%	(0.20)%
Portfolio turnover rate	137%		209%	205%	206%	261%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500 Index Portfolio

 Objective

The S&P 500 Index Portfolio seeks total return that approximates that of the Standard & Poor’s 500 Index.

 Performance as of June 30, 2007

Average Annual Total Returns:
One year	20.03%
Five year	10.23%
Ten year	6.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the S&P 500 Index Portfolio returned 6.75% versus 6.96% for the current benchmark, the S&P 500 Index.

The Portfolio’s correlation with the S&P 500 Index was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks in the index. The Portfolio also invests in S&P 500 Depository Receipts (“Spiders”) which mimic the return of the index. At June 30, 2007, Spiders accounted for 1.3% of the Portfolio’s net assets.(1)

The top five holdings in the Portfolio were Exxon Mobil Corp., General Electric Co., AT&T Inc., Citigroup, Inc., and Microsoft Corp. The largest contributors to the index return for the first six months of 2007 were AT&T Inc., Exxon Mobil Corp., Apple Inc., Schlumberger Ltd, and Chevron Corp. The largest detractors for the index for the first six months of 2007 were Citigroup, Inc., Bank of America Corp., Amgen, Inc., Johnson & Johnson, and Wachovia Corp.(1)

Solid earnings growth could mean positive gains for equities in the second half of 2007. The weak housing market and sub-prime mortgage problems are areas of concern for the last six months of the year as these could trickle down into the consumer space. Inflation is another concern for the rest of 2007. Moderate inflation coupled with continued earnings growth may be able to support higher stock prices in 2007.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets
Common Stocks (3)	98.6
Exchange Traded Funds	1.3
Short-Term Notes and Other Net Assets	0.1

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

		% of Net Assets

1.	Exxon Mobil Corp.	3.5
2.	General Electric Co.	2.9
3.	AT&T Inc.	1.9
4.	Citigroup, Inc.	1.9
5.	Microsoft Corp.	1.8
6.	Bank of America Corp.	1.6
7.	The Procter & Gamble Co.	1.4
8.	American International Group, Inc.	1.4
9.	Chevron Corp.	1.3
10.	Pfizer, Inc.	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Financials	20.6
Information Technology	15.2
Health Care	11.5
Industrials	11.2
Energy	10.6
Consumer Discretionary	10.0
Consumer Staples	9.2
Telecommunication Services	3.7
Utilities	3.5
Materials	3.1

98.6

Ohio National Fund, Inc.
S&P 500 Index Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 98.6%	Shares	Value

CONSUMER DISCRETIONARY – 10.0%
Auto Components – 0.2%
Johnson Controls, Inc.	2,700	$312,579
The Goodyear Tire & Rubber Co. (a)	2,800	97,328

		409,907

Automobiles – 0.4%
Ford Motor Co.	25,987	244,798
General Motors Corp.	7,800	294,840
Harley-Davidson, Inc.	3,600	214,596

		754,234

Distributors – 0.1%
Genuine Parts Co.	2,400	119,040

Diversified Consumer Services – 0.1%
Apollo Group, Inc. Class A (a)	1,900	111,017
H&R Block, Inc.	4,500	105,165

		216,182

Hotels, Restaurants & Leisure – 1.5%
Carnival Corp.	6,100	297,497
Darden Restaurants, Inc.	2,000	87,980
Harrah’s Entertainment, Inc.	2,600	221,676
Hilton Hotels Corp.	5,400	180,738
International Game Technology	4,600	182,620
Marriott International, Inc. Class A	4,500	194,580
McDonald’s Corp.	16,500	837,540
Starbucks Corp. (a)	10,200	267,648
Starwood Hotels & Resorts Worldwide, Inc.	3,000	201,210
Wendy’s International, Inc.	1,200	44,100
Wyndham Worldwide Corp. (a)	2,560	92,826
Yum! Brands, Inc.	7,200	235,584

		2,843,999

Household Durables – 0.6%
Centex Corp.	1,600	64,160
D.R. Horton, Inc.	3,800	75,734
Fortune Brands, Inc.	2,100	172,977
Harman International Industries, Inc.	900	105,120
KB Home	1,100	43,307
Leggett & Platt, Inc.	2,400	52,920
Lennar Corp. Class A	1,900	69,464
Newell Rubbermaid, Inc.	3,800	111,834
Pulte Homes, Inc.	2,900	65,105
Snap-on, Inc.	800	40,408
The Black & Decker Corp.	900	79,479
The Stanley Works	1,200	72,840
Whirlpool Corp.	1,055	117,316

		1,070,664

Internet & Catalog Retail – 0.2%
Amazon.com Inc. (a)	4,300	294,163
IAC/InterActiveCorp (a)	3,000	103,830

		397,993

Leisure Equipment & Products – 0.2%
Brunswick Corp.	1,200	39,156
Eastman Kodak Co.	4,000	111,320
Hasbro, Inc.	2,200	69,102
Leisure Equipment & Products (continued)
Mattel, Inc.	5,400	136,566

		356,144

Media – 3.3%
CBS Corp. Class B	10,150	338,198
Clear Channel Communications, Inc.	6,800	257,176
Comcast Corp. Class A (a)	42,953	1,207,838
Dow Jones & Co., Inc.	900	51,705
Gannett Co., Inc.	3,200	175,840
Interpublic Group of Companies, Inc. (a)	6,423	73,222
Meredith Corp.	500	30,800
News Corp. Class A	32,100	680,841
Omnicom Group, Inc.	4,600	243,432
The DIRECTV Group Inc. (a)	10,600	244,966
The E.W. Scripps Co. Class A	1,200	54,828
The McGraw-Hill Companies, Inc.	4,700	319,976
The New York Times Co. Class A	2,000	50,800
The Walt Disney Co.	27,300	932,022
Time Warner, Inc.	52,200	1,098,288
Tribune Co.	1,215	35,721
Viacom, Inc. Class B (a)	9,550	397,567

		6,193,220

Multiline Retail – 1.1%
Big Lots, Inc. (a)	1,500	44,130
Dillard’s Inc. Class A	800	28,744
Dollar General Corp.	4,300	94,256
Family Dollar Stores, Inc.	2,100	72,072
J.C. Penney Co. Inc.	3,100	224,378
Kohl’s Corp. (a)	4,500	319,635
Macys, Inc.	6,376	253,637
Nordstrom, Inc.	3,100	158,472
Sears Holdings Corp. (a)	1,101	186,620
Target Corp.	11,700	744,120

		2,126,064

Specialty Retail – 1.9%
Abercrombie & Fitch Co. Class A	1,200	87,576
AutoNation, Inc. (a)	2,100	47,124
AutoZone, Inc. (a)	700	95,634
Bed Bath & Beyond, Inc. (a)	3,800	136,762
Best Buy Co., Inc.	5,575	260,185
Circuit City Stores, Inc.	1,900	28,652
Limited Brands, Inc.	4,700	129,015
Lowe’s Companies. Inc.	20,800	638,352
Office Depot, Inc. (a)	3,800	115,140
OfficeMax Inc.	1,000	39,300
RadioShack Corp.	1,900	62,966
Staples, Inc.	9,900	234,927
The Gap Inc.	7,350	140,385
The Home Depot, Inc.	27,200	1,070,320
The Sherwin-Williams Co.	1,500	99,705
The TJX Cos., Inc.	6,300	173,250
Tiffany & Co.	1,900	100,814

		3,460,107

Textiles, Apparel & Luxury Goods – 0.4%
Coach, Inc. (a)	5,100	241,689
Jones Apparel Group, Inc.	1,500	42,375

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 98.6%	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Liz Claiborne, Inc.	1,400	$52,220
NIKE, Inc. Class B	5,200	303,108
Polo Ralph Lauren Corp.	800	78,488
V.F. Corp.	1,200	109,896

		827,776

TOTAL CONSUMER DISCRETIONARY		18,775,330

CONSUMER STAPLES – 9.2%
Beverages – 2.0%
Anheuser-Busch Companies, Inc.	10,500	547,680
Brown-Forman Corp. Class B	1,100	80,388
Coca-Cola Enterprises, Inc.	3,800	91,200
Constellation Brands, Inc. Class A (a)	2,700	65,556
Molson Coors Brewing Co. Class B	700	64,722
PepsiCo, Inc.	22,500	1,459,125
The Coca-Cola Co.	27,700	1,448,987
The Pepsi Bottling Group, Inc.	1,800	60,624

		3,818,282

Food & Staples Retailing – 2.3%
Costco Wholesale Corp.	6,200	362,824
CVS Caremark Corporation	21,320	777,114
Safeway, Inc.	6,100	207,583
SUPERVALU, Inc.	2,819	130,576
Sysco Corp.	8,500	280,415
The Kroger Co.	9,800	275,674
Walgreen Co.	13,800	600,852
Wal-Mart Stores, Inc.	33,500	1,611,685
Whole Foods Market, Inc.	2,000	76,600

		4,323,323

Food Products – 1.5%
Archer-Daniels-Midland Co.	9,050	299,465
Campbell Soup Co.	3,000	116,430
ConAgra Foods, Inc.	6,900	185,334
Dean Foods Co.	1,800	57,366
General Mills, Inc.	4,800	280,416
H.J. Heinz Co.	4,500	213,615
Kellogg Co.	3,500	181,265
Kraft Foods, Inc. Class A	22,176	781,704
McCormick & Co., Inc.	1,800	68,724
Sara Lee Corp.	10,100	175,740
The Hershey Company	2,400	121,488
Tyson Foods, Inc. Class A	3,500	80,640
Wm. Wrigley Jr. Co. Class B	3,000	165,930

		2,728,117

Household Products – 2.0%
Colgate-Palmolive Co.	7,100	460,435
Kimberly-Clark Corp.	6,300	421,407
The Clorox Co.	2,100	130,410
The Procter & Gamble Co.	43,422	2,656,992

		3,669,244

Personal Products – 0.2%
Avon Products, Inc.	6,100	224,175
The Estee Lauder Cos. Inc. Class A	1,600	72,816

		296,991

Tobacco – 1.2%
Altria Group, Inc.	29,000	2,034,060
Reynolds American, Inc.	2,400	156,480
UST, Inc.	2,200	118,162

		2,308,702

TOTAL CONSUMER STAPLES		17,144,659

ENERGY – 10.6%
Energy Equipment & Services – 2.1%
Baker Hughes, Inc.	4,400	370,172
BJ Services Co.	4,000	113,760
ENSCO International, Inc.	2,100	128,121
Halliburton Co.	12,600	434,700
Nabors Industries Ltd. (a)	3,900	130,182
National Oilwell Varco, Inc. (a)	2,500	260,600
Noble Corp.	1,800	175,536
Rowan Cos., Inc.	1,500	61,470
Schlumberger Ltd.	16,300	1,384,522
Smith International, Inc.	2,800	164,192
Transocean, Inc. (a)	4,000	423,920
Weatherford International Ltd. (a)	4,700	259,628

		3,906,803

Oil, Gas & Consumable Fuels – 8.5%
Anadarko Petroleum Corp.	6,400	332,736
Apache Corp.	4,522	368,950
Chesapeake Energy Corp.	5,700	197,220
Chevron Corp.	29,638	2,496,705
ConocoPhillips	22,600	1,774,100
CONSOL Energy, Inc.	2,500	115,275
Devon Energy Corp.	6,100	477,569
El Paso Corp.	9,700	167,131
EOG Resources, Inc.	3,400	248,404
Exxon Mobil Corp.	77,700	6,517,476
Hess Corp.	3,800	224,048
Marathon Oil Corp.	9,520	570,819
Murphy Oil Corp.	2,600	154,544
Occidental Petroleum Corp.	11,500	665,620
Peabody Energy Corp.	3,700	179,006
Spectra Energy Corp.	8,718	226,319
Sunoco, Inc.	1,700	135,456
Valero Energy Corp.	7,600	561,336
Williams Cos., Inc.	8,300	262,446
XTO Energy, Inc.	5,333	320,514

		15,995,674

TOTAL ENERGY		19,902,477

FINANCIALS – 20.6%
Capital Markets – 3.6%
Ameriprise Financial, Inc.	3,280	208,510
E*TRADE Financial Corp. (a)	5,900	130,331
Federated Investors, Inc. Class B	1,200	45,996
Franklin Resources, Inc.	2,300	304,681
Janus Capital Group, Inc.	2,600	72,384
Legg Mason, Inc.	1,800	177,084
Lehman Brothers Holdings, Inc.	7,300	543,996
Mellon Financial Corp.	5,700	250,800
Merrill Lynch & Co., Inc.	12,000	1,002,960
Morgan Stanley	14,500	1,216,260

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 98.6%	Shares	Value

Capital Markets (continued)
Northern Trust Corp.	2,600	$167,024
State Street Corp.	4,600	314,640
The Bank of New York Co., Inc.	10,400	430,976
The Bear Stearns Companies Inc.	1,600	224,000
The Charles Schwab Corp.	14,000	287,280
The Goldman Sachs Group, Inc.	5,600	1,213,800
T. Rowe Price Group, Inc.	3,700	191,993

		6,782,715

Commercial Banks – 3.7%
BB&T Corp.	7,500	305,100
Comerica, Inc.	2,200	130,834
Commerce Bancorp Inc. (NJ)	2,600	96,174
Compass Bancshares, Inc.	1,800	124,164
Fifth Third Bancorp	7,550	300,263
First Horizon National Corp.	1,700	66,300
Huntington Bancshares, Inc.	4,800	109,152
KeyCorp	5,400	185,382
M&T Bank Corp.	1,000	106,900
Marshall & Ilsley Corp.	3,600	171,468
National City Corp.	7,900	263,228
PNC Financial Services Group, Inc.	4,800	343,584
Regions Financial Corp.	9,675	320,242
SunTrust Banks Inc.	4,900	420,126
Synovus Financial Corp.	4,500	138,150
U.S. Bancorp	23,990	790,471
Wachovia Corp.	26,394	1,352,693
Wells Fargo & Co.	46,100	1,621,337
Zions Bancorporation	1,500	115,365

		6,960,933

Consumer Finance – 1.0%
American Express Co.	16,400	1,003,352
Capital One Financial Corp.	5,673	444,990
SLM Corp.	5,700	328,206

		1,776,548

Diversified Financial Services – 5.0%
Bank of America Corp.	61,262	2,995,099
Chicago Mercantile Exchange Holdings, Inc.	500	267,180
CIT Group, Inc.	2,600	142,558
Citigroup, Inc.	68,269	3,501,517
JPMorgan Chase & Co.	47,152	2,284,514
Moody’s Corp.	3,200	199,040

		9,389,908

Insurance – 4.7%
ACE Ltd.	4,500	281,340
AFLAC, Inc.	6,700	344,380
Ambac Financial Group, Inc.	1,400	122,066
American International Group, Inc.	35,800	2,507,074
Aon Corp.	4,100	174,701
Assurant, Inc.	1,400	82,488
Cincinnati Financial Corp.	2,366	102,684
Genworth Financial, Inc. Class A	5,800	199,520
Lincoln National Corp.	3,786	268,617
Loews Corp.	6,200	316,076
Insurance (continued)
Marsh & McLennan Companies, Inc.	7,700	237,776
MBIA, Inc.	1,800	111,996
MetLife, Inc.	10,200	657,696
Principal Financial Group, Inc.	3,700	215,673
Prudential Financial, Inc.	6,500	631,995
Safeco Corp.	1,500	93,390
Torchmark Corp.	1,300	87,100
The Allstate Corp.	8,400	516,684
The Chubb Corp.	5,500	297,770
The Hartford Financial Services Group, Inc.	4,400	433,444
The Progressive Corp.	10,200	244,086
Travelers Companies, Inc.	9,159	490,007
Unum Group	4,700	122,717
XL Capital Ltd. Class A	2,600	219,154

		8,758,434

Real Estate Investment Trusts – 1.2%
Apartment Investment & Management Co. Class A	1,300	65,546
Archstone-Smith Trust	3,100	183,241
AvalonBay Communities, Inc.	1,100	130,768
Boston Properties, Inc.	1,600	163,408
Developers Diversified Realty Corp.	1,700	89,607
Equity Residential	4,000	182,520
General Growth Properties, Inc.	3,200	169,440
Host Hotels & Resorts, Inc.	7,200	166,464
Kimco Realty Corp.	3,100	118,017
Plum Creek Timber Co. Inc.	2,400	99,984
ProLogis	3,500	199,150
Public Storage, Inc.	1,700	130,594
Simon Property Group, Inc.	3,100	288,424
Vornado Realty Trust	1,800	197,712

		2,184,875

Real Estate Management & Development – 0.1%
CB Richard Ellis Group, Inc. (a)	2,600	94,900

Thrifts & Mortgage Finance – 1.3%
Countrywide Financial Corp.	8,198	297,997
Fannie Mae	13,400	875,422
Freddie Mac	9,100	552,370
Hudson City Bancorp, Inc.	6,700	81,874
MGIC Investment Corp.	1,100	62,546
Sovereign Bancorp, Inc.	4,970	105,066
Washington Mutual, Inc.	12,252	522,425

		2,497,700

TOTAL FINANCIALS		38,446,013

HEALTH CARE – 11.5%
Biotechnology – 1.1%
Amgen, Inc. (a)	16,006	884,972
Biogen Idec, Inc. (a)	4,045	216,407
Celgene Corp. (a)	5,200	298,116
Genzyme Corp. (a)	3,600	231,840
Gilead Sciences, Inc. (a)	12,800	496,256

		2,127,591

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 98.6%	Shares	Value

Health Care Equipment & Supplies – 1.6%
Bausch & Lomb, Inc.	700	$48,608
Baxter International, Inc.	9,000	507,060
Becton, Dickinson & Co.	3,400	253,300
Biomet, Inc.	3,400	155,448
Boston Scientific Corp. (a)	16,403	251,622
C.R. Bard, Inc.	1,400	115,682
Hospira, Inc. (a)	2,110	82,375
Medtronic, Inc.	15,900	824,574
St. Jude Medical, Inc. (a)	4,700	195,003
Stryker Corp.	4,100	258,669
Varian Medical Systems, Inc. (a)	1,800	76,518
Zimmer Holdings, Inc. (a)	3,270	277,590

		3,046,449

Health Care Providers & Services – 2.2%
Aetna, Inc.	7,100	350,740
AmerisourceBergen Corp.	2,600	128,622
Cardinal Health, Inc.	5,300	374,392
CIGNA Corp.	4,000	208,880
Coventry Health Care, Inc. (a)	2,200	126,830
Express Scripts, Inc. (a)	3,800	190,038
Humana, Inc. (a)	2,300	140,093
Laboratory Corp. Of America Holdings (a)	1,600	125,216
Manor Care, Inc.	1,000	65,290
McKesson Corp.	4,100	244,524
Medco Health Solutions, Inc. (a)	3,888	303,225
Patterson Cos., Inc. (a)	1,900	70,813
Quest Diagnostics, Inc.	2,200	113,630
Tenet Healthcare Corp. (a)	6,550	42,640
UnitedHealth Group, Inc.	18,500	946,090
WellPoint, Inc. (a)	8,500	678,555

		4,109,578

Health Care Technology – 0.1%
IMS Health, Inc.	2,700	86,751

Life Sciences Tools & Services – 0.3%
Applera Corp – Applied Biosystems Group	2,500	76,350
Millipore Corp. (a)	700	52,563
PerkinElmer, Inc.	1,700	44,302
Thermo Fisher Scientific, Inc. (a)	5,800	299,976
Waters Corp. (a)	1,400	83,104

		556,295

Pharmaceuticals – 6.2%
Abbott Laboratories	21,300	1,140,615
Allergan, Inc.	4,200	242,088
Barr Pharmaceuticals, Inc. (a)	1,500	75,345
Bristol-Myers Squibb Co.	27,200	858,432
Eli Lilly & Co.	13,600	759,968
Forest Laboratories, Inc. Class A (a)	4,400	200,860
Johnson & Johnson	40,000	2,464,800
King Pharmaceuticals, Inc. (a)	3,400	69,564
Merck & Co., Inc.	29,900	1,489,020
Mylan Laboratories Inc.	3,400	61,846
Pfizer, Inc.	96,830	2,475,943
Schering-Plough Corp.	20,600	627,064
Pharmaceuticals (continued)
Watson Pharmaceuticals, Inc. (a)	1,400	45,542
Wyeth	18,600	1,066,524

		11,577,611

TOTAL HEALTH CARE		21,504,275

INDUSTRIALS – 11.2%
Aerospace & Defense – 2.6%
General Dynamics Corp.	5,600	438,032
Goodrich Corp.	1,700	101,252
Honeywell International, Inc.	10,800	607,824
L-3 Communications Holdings, Inc.	1,700	165,563
Lockheed Martin Corp.	4,900	461,237
Northrop Grumman Corp.	4,800	373,776
Precision Castparts Corp.	1,900	230,584
Raytheon Co.	6,100	328,729
Rockwell Collins, Inc.	2,300	162,472
The Boeing Co.	10,900	1,048,144
United Technologies Corp.	13,700	971,741

		4,889,354

Air Freight & Logistics – 0.9%
C.H. Robinson Worldwide, Inc.	2,400	126,048
FedEx Corp.	4,200	466,074
United Parcel Service, Inc. Class B	14,600	1,065,800

		1,657,922

Airlines – 0.1%
Southwest Airlines Co.	10,800	161,028

Building Products – 0.1%
American Standard Companies, Inc.	2,400	141,552
Masco Corp.	5,200	148,044

		289,596

Commercial Services & Supplies – 0.5%
Allied Waste Industries, Inc. (a)	3,500	47,110
Avery Dennison Corp.	1,300	86,424
Cintas Corp.	1,900	74,917
Equifax, Inc.	2,000	88,840
Monster Worldwide, Inc. (a)	1,800	73,980
Pitney Bowes, Inc.	3,000	140,460
R.R. Donnelley & Sons Co.	3,000	130,530
Robert Half International, Inc.	2,300	83,950
Waste Management, Inc.	7,100	277,255

		1,003,466

Construction & Engineering – 0.1%
Fluor Corp.	1,200	133,644

Electrical Equipment – 0.4%
Cooper Industries Ltd. Class A	2,500	142,725
Emerson Electric Co.	11,000	514,800
Rockwell Automation, Inc.	2,200	152,768

		810,293

Industrial Conglomerates – 4.0%
3M Co.	9,900	859,221
General Electric Co.	142,000	5,435,760
Textron, Inc.	1,700	187,187

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 98.6%	Shares	Value

Industrial Conglomerates (continued)
Tyco International Ltd.	27,400	$925,846

		7,408,014

Machinery – 1.7%
Caterpillar, Inc.	8,800	689,040
Cummins, Inc.	1,400	141,694
Danaher Corp.	3,300	249,150
Deere & Co.	3,100	374,294
Dover Corp.	2,800	143,220
Eaton Corp.	2,000	186,000
Illinois Tool Works, Inc.	5,700	308,883
Ingersoll-Rand Co. Ltd. Class A	4,200	230,244
ITT Industries, Inc.	2,500	170,700
PACCAR, Inc.	3,475	302,464
Pall Corp.	1,700	78,183
Parker Hannifin Corp.	1,600	156,656
Terex Corp. (a)	1,400	113,820

		3,144,348

Road & Rail – 0.8%
Burlington Northern Santa Fe Corp.	4,900	417,186
CSX Corp.	6,000	270,480
Norfolk Southern Corp.	5,400	283,878
Ryder System, Inc.	800	43,040
Union Pacific Corp.	3,700	426,055

		1,440,639

Trading Companies & Distributors – 0.0%
W.W. Grainger, Inc.	1,000	93,050

TOTAL INDUSTRIALS		21,031,354

INFORMATION TECHNOLOGY – 15.2%
Communications Equipment – 2.6%
Avaya, Inc. (a)	6,201	104,425
Ciena Corp. (a)	1,142	41,261
Cisco Systems, Inc. (a)	83,800	2,333,830
Corning, Inc. (a)	21,700	554,435
JDS Uniphase Corp. (a)	2,875	38,611
Juniper Networks, Inc. (a)	7,800	196,326
Motorola, Inc.	31,900	564,630
QUALCOMM, Inc.	23,000	997,970
Tellabs, Inc. (a)	6,000	64,560

		4,896,048

Computers & Peripherals – 3.9%
Apple Inc. (a)	11,900	1,452,276
Dell, Inc. (a)	31,300	893,615
EMC Corp. (a)	29,000	524,900
Hewlett-Packard Co.	36,100	1,610,782
International Business Machines Corp.	18,800	1,978,700
Lexmark International, Inc. Class A (a)	1,300	64,103
NCR Corp. (a)	2,500	131,350
Network Appliance, Inc. (a)	5,100	148,920
QLogic Corp. (a)	2,200	36,630
SanDisk Corp. (a)	3,100	151,714
Sun Microsystems, Inc. (a)	49,300	259,318

		7,252,308

Electronic Equipment & Instruments – 0.2%
Agilent Technologies, Inc. (a)	5,500	211,420
Jabil Circuit, Inc.	2,500	55,175
Molex, Inc.	2,000	60,020
Solectron Corp. (a)	12,500	46,000
Tektronix, Inc.	1,100	37,114

		409,729

Internet Software & Services – 1.4%
eBay, Inc. (a)	15,600	502,008
Google, Inc. Class A (a)	2,975	1,557,055
VeriSign, Inc. (a)	3,400	107,882
Yahoo!, Inc. (a)	16,700	453,071

		2,620,016

IT Services – 1.1%
Affiliated Computer Services, Inc. Class A (a)	1,400	79,408
Automatic Data Processing, Inc.	7,600	368,372
Cognizant Technology Solutions Corp. Class A (a)	2,000	150,180
Computer Sciences Corp. (a)	2,400	141,960
Convergys Corp. (a)	1,900	46,056
Electronic Data Systems Corp.	7,000	194,110
Fidelity National Information Services Inc.	2,300	124,844
First Data Corp.	10,447	341,303
Fiserv, Inc. (a)	2,300	130,640
Paychex, Inc.	4,700	183,864
The Western Union Co.	10,647	221,777
Unisys Corp. (a)	4,800	43,872

		2,026,386

Office Electronics – 0.1%
Xerox Corp. (a)	12,900	238,392

Semiconductor & Semiconductor Equipment – 2.7%
Advanced Micro Devices, Inc. (a)	7,600	108,680
Altera Corp.	4,900	108,437
Analog Devices, Inc.	4,500	169,380
Applied Materials, Inc.	19,100	379,517
Broadcom Corp. Class A (a)	6,450	188,663
Intel Corp.	80,200	1,905,552
KLA-Tencor Corp.	2,600	142,870
Linear Technology Corp.	3,500	126,630
LSI Logic Corp. (a)	10,600	79,606
Maxim Integrated Products, Inc.	4,400	147,004
MEMC Electronic Materials, Inc. (a)	3,100	189,472
Micron Technology, Inc. (a)	10,400	130,312
National Semiconductor Corp.	3,900	110,253
Novellus Systems, Inc. (a)	1,700	48,229
NVIDIA Corp. (a)	5,000	206,550
Teradyne, Inc. (a)	2,600	45,708
Texas Instruments, Inc.	19,800	745,074
Xilinx, Inc.	4,100	109,757

		4,941,694

Software – 3.2%
Adobe Systems, Inc. (a)	8,100	325,215
Autodesk, Inc. (a)	3,200	150,656
BMC Software, Inc. (a)	2,800	84,840

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 98.6%	Shares	Value

Software (continued)
CA, Inc.	5,700	$147,231
Citrix Systems, Inc. (a)	2,500	84,175
Compuware Corp. (a)	4,200	49,812
Electronic Arts, Inc. (a)	4,300	203,476
Intuit, Inc. (a)	4,700	141,376
Microsoft Corp.	116,200	3,424,414
Novell, Inc. (a)	4,800	37,392
Oracle Corp. (a)	54,600	1,076,166
Symantec Corp. (a)	12,394	250,359

		5,975,112

TOTAL INFORMATION TECHNOLOGY		28,359,685

MATERIALS – 3.1%
Chemicals – 1.6%
Air Products and Chemicals, Inc.	3,000	241,110
Ashland Inc.	800	51,160
E.I. du Pont de Nemours & Co.	12,700	645,668
Eastman Chemical Co.	1,200	77,196
Ecolab, Inc.	2,400	102,480
Hercules, Inc. (a)	1,600	31,440
International Flavors & Fragrances, Inc.	1,100	57,354
Monsanto Co.	7,486	505,605
PPG Industries, Inc.	2,300	175,053
Praxair, Inc.	4,400	316,756
Rohm & Haas Co.	2,000	109,360
Sigma-Aldrich Corp.	1,800	76,806
The Dow Chemical Co.	13,200	583,704

		2,973,692

Construction Materials – 0.1%
Vulcan Materials Co.	1,300	148,902

Containers & Packaging – 0.2%
Ball Corp.	1,400	74,438
Bemis Co., Inc	1,400	46,452
Pactiv Corp. (a)	1,800	57,402
Sealed Air Corp.	2,200	68,244
Temple-Inland, Inc.	1,500	92,295

		338,831

Metals & Mining – 0.9%
Alcoa, Inc.	12,000	486,360
Allegheny Technologies, Inc.	1,400	146,832
Freeport-McMoRan Copper & Gold, Inc. Class B	5,176	428,676
Newmont Mining Corp.	6,200	242,172
Nucor Corp.	4,200	246,330
United States Steel Corp.	1,600	174,000

		1,724,370

Paper & Forest Products – 0.3%
International Paper Co.	6,000	234,300
MeadWestvaco Corp.	2,500	88,300
Weyerhaeuser Co.	3,000	236,790

		559,390

TOTAL MATERIALS		5,745,185

TELECOMMUNICATION SERVICES – 3.7%
Diversified Telecommunication Services – 3.1%
AT&T Inc.	85,078	3,530,737
CenturyTel, Inc.	1,500	73,575
Citizens Communications Co.	4,700	71,769
Embarq Corp.	2,051	129,972
Qwest Communications International, Inc. (a)	21,400	207,580
Verizon Communications, Inc.	40,100	1,650,917
Windstream Corp.	6,596	97,357

		5,761,907

Wireless Telecommunication Services – 0.6%
ALLTEL Corp.	4,800	324,240
Sprint Nextel Corp.	39,932	826,991

		1,151,231

TOTAL TELECOMMUNICATION SERVICES		6,913,138

UTILITIES – 3.5%
Electric Utilities – 1.8%
Allegheny Energy, Inc. (a)	2,300	119,002
American Electric Power Co., Inc.	5,500	247,720
Duke Energy Corp.	17,336	317,249
Edison International	4,500	252,540
Entergy Corp.	2,700	289,845
Exelon Corp.	9,300	675,180
FirstEnergy Corp.	4,200	271,866
FPL Group, Inc.	5,600	317,744
Pinnacle West Capital Corp.	1,400	55,790
PPL Corp.	5,300	247,987
Progress Energy, Inc.	3,500	159,565
The Southern Co.	10,400	356,616

		3,311,104

Gas Utilities – 0.1%
Nicor, Inc.	600	25,752
Questar Corp.	2,400	126,840

		152,592

Independent Power Producers & Energy Traders – 0.5%
Constellation Energy Group, Inc.	2,500	217,925
Dynegy Inc. Class A (a)	5,599	52,854
The AES Corp. (a)	9,200	201,296
TXU Corp.	6,300	423,990

		896,065

Multi-Utilities – 1.1%
Ameren Corp.	2,800	137,228
CenterPoint Energy, Inc.	4,400	76,560
CMS Energy Corp.	3,100	53,320
Consolidated Edison, Inc.	3,700	166,944
Dominion Resources Inc.	4,800	414,288
DTE Energy Co.	2,400	115,728
Integrys Energy Group, Inc.	1,012	51,339
KeySpan Corp.	2,400	100,752
NiSource, Inc.	3,800	78,698
PG&E Corp.	4,900	221,970
Public Service Enterprise Group, Inc.	3,500	307,230
Sempra Energy	3,600	213,228
TECO Energy, Inc.	2,900	49,822

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 98.6%	Shares	Value

Multi-Utilities (continued)
Xcel Energy, Inc.	5,600	$114,632

		2,101,739

TOTAL UTILITIES		6,461,500

Total Common Stocks (Cost $142,647,239)		$184,283,616

		Fair
Exchange Traded Funds – 1.3%	Shares	Value

Standard & Poor’s Depository Receipts (SPDRs)	15,925	$2,395,598

Total Exchange Traded Funds (Cost $2,423,547)		$2,395,598

	Face	Fair
Short-Term Notes – 0.1%	Amount	Value

Prudential Funding LLC 5.280%, 07/02/2007	$235,000	$234,966

Total Short-Term Notes (Cost $234,965)		$234,966

Total Investments – 100.0% (Cost $145,305,751) (b)		$186,914,180
Other Assets in Excess of Liabilities – 0.0%		24,798

Net Assets – 100.0%		$186,938,978

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500 Index Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $145,305,751)	$186,914,180
Cash	1,869
Receivable for securities sold	127,270
Receivable for fund shares sold	8,322
Dividends and accrued interest receivable	209,303
Prepaid expenses and other assets	759

Total assets	187,261,703

Liabilities:
Payable for securities purchased	203,825
Payable for fund shares redeemed	27,817
Payable for investment management services	58,453
Payable for compliance services	378
Accrued custody expense	3,218
Accrued professional fees	6,325
Accrued accounting fees	12,934
Accrued printing and filing fees	9,477
Other accrued expenses	298

Total liabilities	322,725

Net assets	$186,938,978

Net assets consist of:
Par value, $1 per share	$11,817,587
Paid-in capital in excess of par value	159,045,985
Accumulated net realized loss on investments	(27,510,268)
Net unrealized appreciation on investments	41,608,429
Undistributed net investment income	1,977,245

Net assets	$186,938,978

Shares outstanding	11,817,587

Authorized Fund shares allocated to Portfolio	30,000,000

Net asset value per share	$15.82

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$9,369
Dividends	1,734,725

Total investment income	1,744,094

Expenses:
Management fees	343,452
Custodian fees	7,558
Directors’ fees	4,411
Professional fees	8,074
Accounting fees	38,761
Printing and filing fees	9,526
Compliance expense	2,358
Other	1,618

Total expenses	415,758

Net investment income	1,328,336

Realized/unrealized gain (loss) on investments:
Net realized/unrealized gain (loss) on investments	1,469,853
Change in unrealized appreciation/depreciation on investments	9,043,521

Net realized/unrealized gain (loss) on investments	10,513,374

Change in net assets from operations	$11,841,710

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500 Index Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,328,336	$2,611,943
Net realized gain (loss) on investments and futures contracts	1,469,853	1,228,609
Change in unrealized appreciation/depreciation on investments	9,043,521	21,867,652

Change in net assets from operations	11,841,710	25,708,204

Distributions to shareholders:
Distributions from net investment income	—	(1,924,394)

Capital transactions:
Received from shares sold	9,718,892	7,789,650
Received from dividends reinvested	—	1,924,394
Paid for shares redeemed	(16,733,935)	(41,877,407)

Change in net assets from capital transactions	(7,015,043)	(32,163,363)

Change in net assets	4,826,667	(8,379,553)
Net Assets:
Beginning of period	182,112,311	190,491,864

End of period	$186,938,978	$182,112,311

Undistributed net investment income	$1,977,245	$648,909

 Financial Highlights

	Six-Month Period
	Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of period	$14.82		$12.99	$12.56	$11.51	$9.11
Operations:
Net investment income	0.11		0.22	0.19	0.18	0.12
Net realized and unrealized gain (loss) on investments and futures contracts	0.89		1.77	0.37	1.00	2.40

Total from operations	1.00		1.99	0.56	1.18	2.52

Distributions:
Distributions from net investment income	—		(0.16)	(0.13)	(0.13)	(0.12)

Net asset value, end of period	$15.82		$14.82	$12.99	$12.56	$11.51

Total return	6.75	%(b)	15.30%	4.47%	10.30%	27.84%
Ratios and supplemental data:
Net assets at end of period (millions)	$186.9		$182.1	$190.5	$195.9	$182.5
Ratios to average net assets:
Expenses	0.46	%(a)	0.47%	0.47%	0.50%	0.53%
Net investment income	1.46	%(a)	1.45%	1.39%	1.52%	1.21%
Portfolio turnover rate	4%		7%	9%	8%	21%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Blue Chip Portfolio

 Objective

The Blue Chip Portfolio seeks growth of capital and income by investing primarily in securities of high quality companies.

 Performance as of June 30, 2007

Average Annual Total Returns:
One year	18.47%
Five year	8.93%
Since inception (5/1/98)	4.31%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the Blue Chip Portfolio returned 2.90% versus 7.37% for the current benchmark, the S&P 500/Citigroup Value Index.

During the first half of the year, the U.S. equity market continued its strong performance from the second half of 2006. The tug of war between rising inflation and slowing growth should have put investors into a somewhat unfamiliar territory. Their response, however, has mainly been that of denial of the growth slowdown and what it could mean for the overall economic picture.

Even as real GDP growth slowed to just 0.7% in the first quarter, the market took solace in the fact that the earnings per share growth came in at high single-digits and that overseas economies continued their robust growth. Disregarding the fact that the economy is operating at peak margin levels, which had already started to turn down in first quarter, investors have been willing to pay above normal valuation multiple for peak earnings. Moreover, when one considers that more than half of the 9% earnings per share growth number came from earnings buybacks and currency gains, the quality of the number should not inspire much confidence. Momentum investing has ruled the day.

The Portfolio underperformed its benchmark, the S&P 500/Citigroup Value Index. The main reason for the underperformance was weak stock selection. Our macro positioning helped relative returns, but was not enough to offset negative stock selection.

The best performing sector within the index during the period was Materials, up 20%, followed by Energy, up 18.7% and Telecommunication Services, up 15.8%. Among the laggards were Financials, down 1.3%, and Consumer Discretionary, up 3.8%. Our over-weight positioning in Health Care and Information Technology helped relative returns. So did our under-weight in Financials. We were hurt by our under-weight in Materials and Industrials, as those two outperformed the benchmark.(1)

Biggest positive contributor to Portfolio’s performance was Verizon Communications, Inc., a telecom service provider, which was up 13%. The company reported a good first quarter earnings number and the distrust surrounding its deployment of capital evaporated through the period. It was followed by Dell, Inc., technology hardware manufacturer, which was up 14%. The company continues to execute well on its turnaround strategy that is based more on a closer-to-consumer effort. Tyson Foods, Inc., largest chicken producer in the world, was up 41% on the back of an improved pricing environment. The other notable positive contributors were Chevron Corp., a diversified energy company, up 16%, and The Goodyear Tire & Rubber Co., up 25%.(1)

On the negative side, the Portfolio was hurt the most by Lexmark International, Inc., a printer manufacturer, which was down 33% after a strong run in the second half of 2006. The company continued to struggle in its inkjet market and renewed R&D efforts have yet to bear fruit. We continue to own the stock as we like the long-term risk/reward. MBIA Inc., a mortgage insurer, was down 14% on the back of renewed fears over the quality of mortgages it has guaranteed. The other notable underperformers were Jones Apparel Group, Inc., an apparel manufacturer, down 15%, Amgen, Inc., a biotech, down 19%, and Citigroup, Inc., a diversified financial conglomerate, down 6%.(1)

Despite what the pundits are saying, the domestic economy is at a tipping point of sorts. Economic fundamentals are not as strong as they appear. Residential investment decelerated at a double-digit pace in the second quarter, which has added uncertainty to the overall market outlook. Core pricing pressures appear to have abated to a low 2% range when measured ex- food and energy, but the headline inflation has remained stubbornly high. The most troubling aspect of the headline number is that it has eroded real purchasing power of the consumer, and that is evident in higher credit balances and lower numbers at the retail register. It looks like 2/3 of the economy is getting sick and is hoping that the other 1/3 will be able balance it out. Yet the other 1/3 is hiring and spending mainly overseas. The problem is that picture only gets worse from here, not better. Inventories of new and used homes are still rising, putting more pressure on housing values, which is in turn still yet to impact the wallets of the consumers. Residential woes could also increase the likelihood of a credit event given that more than half of bank loans are to the residential market. The housing market will be like a blanket that wraps around and extinguishes this equity market that has been on fire. The only question is when.

The cracks in the foundation are showing. Bear Stearns’ hedge fund trouble in the second quarter reflected problems in the subprime mortgage market. Investors have been comforting themselves that mortgage troubles will be limited to this low-quality sub-sector. The truth is that subprime is only a piece of a larger pool of adjustable-rate mortgages that are starting to re-price. These are re-pricing right at the time when long-term interest rates are moving up, like they did in the second quarter, up 40 bps on the 10 yr note. This is not a cocktail for a strong bull market.

It has also become more evident that the current Chairman of the Federal Reserve, Mr. Ben Bernanke, is not as eager as his predecessor to respond to every financial crisis with a lower Fed Funds rate. Mr. Bernanke has been grappling with high capacity utilization rates, a tight labor market, and rising income expectations. His main focus has remained inflation. It looks as if

(continued)

Ohio National Fund, Inc.
Blue Chip Portfolio (Continued)

he would attend to a financial problem only after the fact. As market comes to the realization that the “Greenspan Put” is no longer in play, volatility will rise. It already did in second quarter. With it will come a cyclical change in sector performance.

We have positioned the Portfolio to benefit from such a scenario. Our over-weight in Information Technology, Health Care, and Consumer Staples, traditional “growth” sectors of the market, should do well given this macro outlook. We are under-weighted in the traditional “value” sectors of the market, such as Financials, Materials, and Utilities, which offer unattractive risk/reward. Our exposure to Industrials and Energy names is selective as we see these two sectors trading at very unappealing normalized valuations. In Telecommunication Services, we specifically like Verizon Communications, Inc. and Sprint Nextel Corp. given their valuation and unappreciated growth potential. (1)

Our performance year-to-date has been disappointing. However, we have continued to stay the course with our investment positioning. Our investment philosophy and methodology is not dependent on the whims of the market. We are focused on having a Portfolio populated with good businesses selling at attractive valuations based on our projected value of future cash-flows. More importantly, we continue to search for attractive risk/reward opportunities where probabilities are skewed to the upside.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500/Citigroup Value Index methodology measures style across seven different growth and value factors, and acknowledges that some companies exhibit neither strong growth nor value attributes, whereas the S&P/Barra methodology assigns stocks to value or growth indices based on price-to-book ratios, and only identifies stocks as pure growth or pure value. The new methodology’s manner of arriving at stock-level style scores is the same as that for the S&P 500/Citigroup benchmark series style methodology, although the index construction is different and there are two style series (Style and Pure Style) to which stocks may be assigned.

The S&P 500/Citigroup Value Index is exhaustive, containing the full market cap of the S&P 500. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighted according to market cap and classified growth, value, or a mix of growth and value. The Index has a relatively low turnover. The Index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets
Common Stocks (3)	98.0
Repurchase Agreements and Other Net Assets	2.0

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

		% of Net Assets

1.	Verizon Communications, Inc.	5.0
2.	Citigroup, Inc.	4.6
3.	International Business Machines Corp.	3.9
4.	Kraft Foods, Inc. Class A	3.8
5.	Dell, Inc.	3.6
6.	Gannett Co., Inc.	3.1
7.	Sprint Nextel Corp.	2.8
8.	Chevron Corp.	2.8
9.	American International Group, Inc.	2.8
10.	Wyeth	2.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Financials	19.2
Information Technology	18.5
Health Care	16.1
Consumer Discretionary	13.2
Consumer Staples	9.7
Telecommunication Services	7.7
Industrials	7.5
Energy	6.1

98.0

Ohio National Fund, Inc.
Blue Chip Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 98.0%	Shares	Value

CONSUMER DISCRETIONARY – 13.2%
Auto Components – 1.8%
Magna International, Inc.	6,900	$627,831

Automobiles – 2.1%
Ford Motor Co.	76,900	724,398

Media – 3.1%
Gannett Co., Inc.	19,700	1,082,515

Specialty Retail – 4.3%
The Gap Inc.	32,000	611,200
The Home Depot, Inc.	22,500	885,375

		1,496,575

Textiles, Apparel & Luxury Goods – 1.9%
Jones Apparel Group, Inc.	23,700	669,525

TOTAL CONSUMER DISCRETIONARY		4,600,844

CONSUMER STAPLES – 9.7%
Beverages – 1.4%
The Coca-Cola Co.	9,300	486,483

Food Products – 8.3%
General Mills, Inc.	9,000	525,780
Kraft Foods, Inc. Class A	38,100	1,343,025
Sara Lee Corp.	31,800	553,320
Tyson Foods, Inc. Class A	20,700	476,928

		2,899,053

TOTAL CONSUMER STAPLES		3,385,536

ENERGY – 6.1%
Oil, Gas & Consumable Fuels – 6.1%
Apache Corp.	7,000	571,130
Chevron Corp.	11,700	985,608
Exxon Mobil Corp.	6,912	579,779

TOTAL ENERGY		2,136,517

FINANCIALS – 19.2%
Commercial Banks – 2.0%
Wachovia Corp.	14,000	717,500

Diversified Financial Services – 7.0%
Bank of America Corp.	17,165	839,197
Citigroup, Inc.	31,533	1,617,327

		2,456,524

Insurance – 8.3%
ACE Ltd.	11,500	718,980
American International Group, Inc.	13,900	973,417
MBIA, Inc.	10,900	678,198
XL Capital Ltd. Class A	6,400	539,456

		2,910,051

Thrifts & Mortgage Finance – 1.9%
Freddie Mac	10,700	649,490

TOTAL FINANCIALS		6,733,565

HEALTH CARE – 16.1%
Biotechnology – 1.4%
Amgen, Inc. (a)	9,000	497,610

Health Care Equipment & Supplies – 2.6%
Boston Scientific Corp. (a)	59,400	911,196

Health Care Providers & Services – 4.6%
Cardinal Health, Inc.	10,800	762,912
UnitedHealth Group, Inc.	13,200	675,048
WellPoint, Inc. (a)	2,200	175,626

		1,613,586

Pharmaceuticals – 7.5%
Johnson & Johnson	12,800	788,736
Pfizer, Inc.	34,000	869,380
Wyeth	16,700	957,578

		2,615,694

TOTAL HEALTH CARE		5,638,086

INDUSTRIALS – 7.5%
Aerospace & Defense – 3.7%
L-3 Communications Holdings, Inc.	2,800	272,692
Northrop Grumman Corp.	6,756	526,090
United Technologies Corp.	6,900	489,417

		1,288,199

Building Products – 1.2%
Masco Corp.	14,700	418,509

Commercial Services & Supplies – 2.0%
Avery Dennison Corp.	5,400	358,992
Cintas Corp.	8,900	350,927

		709,919

Industrial Conglomerates – 0.6%
3M Co.	2,200	190,938

TOTAL INDUSTRIALS		2,607,565

INFORMATION TECHNOLOGY – 18.5%
Communications Equipment – 1.9%
Alcatel-Lucent – ADR	17,700	247,800
Nortel Networks Corp. (a)	17,400	418,470

		666,270

Computers & Peripherals – 8.7%
Dell, Inc. (a)	44,500	1,270,475
International Business Machines Corp.	12,800	1,347,200
Lexmark International, Inc. Class A (a)	8,800	433,928

		3,051,603

IT Services – 3.3%
Computer Sciences Corp. (a)	10,700	632,905
Fiserv, Inc. (a)	9,500	539,600

		1,172,505

Office Electronics – 1.3%
Xerox Corp. (a)	23,700	437,976

Semiconductor & Semiconductor Equipment – 1.7%
Applied Materials, Inc.	30,600	608,022

Software – 1.6%
Symantec Corp. (a)	27,200	549,440

TOTAL INFORMATION TECHNOLOGY		6,485,816

(continued)

Ohio National Fund, Inc.
Blue Chip Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 98.0%	Shares	Value

TELECOMMUNICATION SERVICES – 7.7%
Diversified Telecommunication Services – 4.9%
Verizon Communications, Inc.	41,730	$1,718,024

Wireless Telecommunication Services – 2.8%
Sprint Nextel Corp.	47,700	987,867

TOTAL TELECOMMUNICATION SERVICES		2,705,891

Total Common Stocks (Cost $31,158,477)		$34,293,820

	Face	Fair
Repurchase Agreements – 1.5%	Amount	Value

U.S. Bank 4.100% 07/02/2007	$549,000	$549,000

Repurchase price $549,188
Collateralized by:
Federal Home Loan Mortgage Corp. Gold Pool #E99143 4.500%, 09/01/2018 Fair Value: $559,984
Total Repurchase Agreements (Cost $549,000)		$549,000

Total Investments – 99.5% (Cost $31,707,477) (b)		$34,842,820
Other Assets in Excess of Liabilities – 0.5%		158,841

Net Assets – 100.0%		$35,001,661

Percentages are stated as a percent of net assets.

Abbreviations:

  ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Blue Chip Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $31,707,477)	$34,842,820
Cash	3,643
Receivable for securities sold	396,131
Receivable for fund shares sold	6,636
Dividends and accrued interest receivable	32,296
Prepaid expenses and other assets	127

Total assets	35,281,653

Liabilities:
Payable for securities purchased	247,439
Payable for fund shares redeemed	10
Payable for investment management services	21,796
Payable for compliance services	378
Accrued custody expense	386
Accrued professional fees	5,487
Accrued accounting fees	2,599
Accrued printing and filing fees	1,841
Other accrued expenses	56

Total liabilities	279,992

Net assets	$35,001,661

Net assets consist of:
Par value, $1 per share	$2,596,831
Paid-in capital in excess of par value	26,512,266
Accumulated net realized gain on investments	2,445,471
Net unrealized appreciation on investments	3,135,343
Undistributed net investment income	311,750

Net assets	$35,001,661

Shares outstanding	2,596,831

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$13.48

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$21,531
Dividends (net of withholding tax of $2,880)	330,569

Total investment income	352,100

Expenses:
Management fees	128,761
Custodian fees	1,346
Directors’ fees	826
Professional fees	5,968
Accounting fees	7,986
Printing and filing fees	2,058
Compliance expense	2,358
Other	271

Total expenses	149,574

Net investment income	202,526

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	2,369,373
Change in unrealized appreciation/depreciation on investments	(1,588,894)

Net realized/unrealized gain (loss) on investments	780,479

Change in net assets from operations	$983,005

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Blue Chip Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$202,526	$419,510
Net realized gain (loss) on investments	2,369,373	2,209,063
Change in unrealized appreciation/depreciation on investments	(1,588,894)	2,084,284

Change in net assets from operations	983,005	4,712,857

Distributions to shareholders:
Distributions from net investment income	—	(310,286)

Capital transactions:
Received from shares sold	1,767,516	5,029,690
Received from dividends reinvested	—	310,286
Paid for shares redeemed	(2,540,112)	(5,073,664)

Change in net assets from capital transactions	(772,596)	266,312

Change in net assets	210,409	4,668,883
Net Assets:
Beginning of period	34,791,252	30,122,369

End of period	$35,001,661	$34,791,252

Undistributed net investment income	$311,750	$109,224

 Financial Highlights

	Six-Month Period
	Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of period	$13.10		$11.36	$10.95	$10.12	$8.10
Operations:
Net investment income	0.08		0.16	0.15	0.15	0.12
Net realized and unrealized gain (loss) on investments	0.30		1.70	0.37	0.82	2.02

Total from operations	0.38		1.86	0.52	0.97	2.14

Distributions:
Distributions from net investment income	—		(0.12)	(0.11)	(0.14)	(0.12)

Net asset value, end of period	$13.48		$13.10	$11.36	$10.95	$10.12

Total return	2.90	%(b)	16.35%	4.74%	9.61%	26.58%
Ratios and supplemental data:
Net assets at end of period (millions)	$35.0		$34.8	$30.1	$32.2	$28.1
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.87	%(a)	0.88%	0.92%	0.84%	0.97%
Net investment income	1.18	%(a)	1.38%	1.27%	1.45%	1.36%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.87	%(a)	0.88%	0.92%	0.99%	1.10%
Portfolio turnover rate	29%		65%	55%	52%	70%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Objective

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Baa or lower by Moodys, or BBB or lower by Standard & Poor’s or Fitch.

 Performance as of June 30, 2007

Average Annual Total Returns:
One year	10.82%
Five year	10.50%
Since inception (5/1/98)	5.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the High Income Bond Portfolio returned 2.99% versus 2.96% for the current benchmark, the Lehman Brothers 2% Issuer Constrained High Yield Index (“the Index”).

The high yield market generated attractive relative returns during the period. For example, the index returned 2.96% compared to a 0.98% total return for the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance. Both indices’ absolute returns were negatively impacted by an increase in general interest rate levels during the period. For example, the yield on 10-year U.S. Treasury securities rose 32 basis points during the period. The bulk of the outperformance for the index came from the higher income levels paid by high yield securities.

Credit conditions remained good during the period. First quarter GDP growth came in well below potential but expectations are that the second quarter will register a strong rebound. Taken together, the first half of 2007 will be characterized as a period of modest economic growth consistent with a mid-cycle slowdown. Given the reasonable economic backdrop, corporate earnings continue to advance and default rates continue to run substantially below historical averages. Given this positive environment for corporate creditworthiness, credit spreads were relatively stable during the period and remain well below their long term average. For example, the difference in yields between the Credit Suisse High Yield Bond Index and comparable maturity U.S. Treasury securities decreased slightly from 3.18% on December 31, 2006 to 3.16% on June 30, 2007.

Within the high yield market, lower rated bonds continued to outpace higher rated bonds given good credit conditions and low default rates. For example, CCC-rated bonds returned 5.40%, B-rated bonds returned 3.14% while higher quality BB-rated bonds returned 1.40%. From an industry perspective within the index, building materials, transportation, industrial-other and media — cable generated strong returns while home construction, aerospace and electric and natural gas utility underperformed.

The Portfolio outperformed the index. Several factors positively impacted overall returns. Security selection was positive especially in gaming, media-non cable and technology. The Portfolio’s lack of exposure to the poor performing home construction industry positively impacted returns. The Portfolio also maintained a shorter duration than the benchmark which aided performance in a rising interest rate environment. Specific Portfolio holdings which substantially outperformed the index included: 155 East Tropicana, LLC/155 East Tropicana Finance Corp., Stanadyne Holdings, Inc., Cooper-Standard Automotive Inc., NBC Acquisition Corp. and CDRV Investors Inc.(1)

Detracting from Portfolio performance relative to the index was poor security selection in electric utility, retail and telecommunication (both wireless and wireline). Specific holdings which substantially underperformed the index included GMAC LLC., TXU Corp., Leiner Health Products Inc., Claires Stores, Inc. and long duration El Paso Corp. securities.(1)

As we look forward to the second half of 2007, the economy appears to be rebounding from a slow first quarter. Job growth remains healthy and the strength in foreign economies, especially developing economies, appears to be aiding the U.S. economy. However, high energy prices, troubles in the subprime mortgage market and weak overall housing conditions, pose some difficulties for the U.S. economy. From a high yield market perspective, good credit conditions illustrated by low default rates need to be balanced against tight credit spreads and deteriorating quality of new issues coming to market.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

The Lehman Brothers 2% Issuer Constrained High Yield Index is the 2% Issuer Cap component of the U.S. Corporate High Yield Index. The Lehman Brothers U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included.

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

		% of Net Assets

1.	Qwest Corp. 8.875% 03/15/2012	1.5
2.	HCA, Inc. 9.625% 11/15/2016	1.2
3.	Dow Jones CDX High Yield Pass Through Certificates Series 2005-T3 8.250% 12/29/2010	1.1
4.	Jostens IH Corp. 7.625% 10/01/2012	0.9
5.	Targeted Return Index Securities (TRAINS) HY-1-2006 3.539% 05/01/2016	0.8
6.	Allied Waste North America, Inc. 7.125% 05/15/2016	0.8
7.	Michael Foods, Inc. 8.000% 11/15/2013	0.8
8.	Intelsat Bermuda Ltd. 11.250% 06/15/2016	0.7
9.	Tennessee Gas Pipeline Co. 8.375% 06/15/2032	0.7
10.	General Motors Corp. 7.400% 09/01/2025	0.7

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets
Corporate Bonds (3) (4)	88.7
Credit-Linked Certificates	1.1
Targeted Return Index Securities	0.8
Common Stocks (3)	0.1
Repurchase Agreements and
Other Net Assets	9.3

100.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets
Consumer Discretionary	26.9
Industrials	11.3
Consumer Staples	8.9
Materials	8.4
Energy	8.0
Health Care	7.3
Telecommunication Services	4.8
Financials	4.4
Utilities	4.6
Information Technology	4.2

88.8

(4)	Bond Credit Quality (Standard & Poor’s Ratings):

% of Total Bonds
BBB	2.4
BB	20.3
B	49.7
CCC	27.6

100.0

Ohio National Fund, Inc.
High Income Bond Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

	Face	Fair
Corporate Bonds – 88.7%	Amount	Value

CONSUMER DISCRETIONARY – 26.9%
Auto Components – 1.1%
Cooper-Standard Automotive Inc. 8.375%, 12/15/2014	$150,000	$140,625
Goodyear Tire & Rubber Co. 9.000%, 07/01/2015	6,000	6,300
Hawk Corp. 8.750%, 11/01/2014	100,000	103,500
Stanadyne Holdings, Inc. 0.000% to 08/15/2009 then 12.000%, 02/15/2015	125,000	104,375
Stanadyne Corp. 10.000%, 08/15/2014	125,000	132,813
Tenneco Automotive, Inc. 8.625%, 11/15/2014	100,000	103,500
United Components, Inc. 9.375%, 06/15/2013	400,000	415,000

		1,006,113

Automobiles – 1.3%
Ford Motor Co. 7.450%, 07/16/2031	350,000	281,312
General Motors Corp. 7.125%, 07/15/2013	75,000	70,594
8.375%, 07/15/2033	225,000	206,438
7.400%, 09/01/2025	775,000	656,812

		1,215,156

Distributors – 0.3%
Baker & Taylor Inc. 11.500%, 07/01/2013 (b)	300,000	315,000

Diversified Consumer Services – 1.0%
Education Management LLC 10.250%, 06/01/2016	525,000	555,188
Knowledge Learning Corp. 7.750%, 02/01/2015 (b)	425,000	413,312

		968,500

Hotels, Restaurants & Leisure – 6.7%
Boyd Gaming Corp. 7.125%, 02/01/2016	125,000	121,875
Dave & Busters, Inc. 11.250%, 03/15/2014	275,000	283,250
El Pollo Loco, Inc. 11.750%, 11/15/2013	125,000	132,500
Fontainebleau Las Vegas Holdings LLC/ Fontainebleau Las Vegas Capital Corp. 10.250%, 06/15/2015 (b)	275,000	272,250
Gaylord Entertainment Co. 8.000%, 11/15/2013	75,000	76,406
6.750%, 11/15/2014	175,000	172,813
Great Canadian Gaming Corp. 7.250%, 02/15/2015 (b)	350,000	350,000
Herbst Gaming, Inc. 7.000%, 11/15/2014	325,000	306,313
Jacobs Entertainment, Inc. 9.750%, 06/15/2014	325,000	339,219
Hotels, Restaurants & Leisure (continued)
Mandalay Resort Group 10.250%, 08/01/2007	175,000	175,656
9.375%, 02/15/2010	190,000	201,400
MGM Mirage Inc. 6.000%, 10/01/2009	25,000	24,906
8.500%, 09/15/2010	75,000	78,844
8.375%, 02/01/2011	100,000	102,750
5.875%, 02/27/2014	500,000	455,000
7.500%, 06/01/2016	325,000	309,969
MTR Gaming Group, Inc. 9.750%, 04/01/2010	100,000	104,500
9.000%, 06/01/2012	275,000	290,812
Penn National Gaming Inc. 6.750%, 03/01/2015	400,000	412,000
Royal Caribbean Cruises Ltd. 7.000%, 06/15/2013	75,000	75,695
7.250%, 06/15/2016	275,000	273,076
San Pasqual Casino Development Group 8.000%, 09/15/2013 (b)	250,000	253,750
Seminole Hard Rock International Inc./ Seminole Hard Rock International LLC 7.860%, 03/15/2014 (b) (c)	175,000	177,187
Shingle Springs Tribal Gaming Authority 9.375%, 06/15/2015 (b)	225,000	228,094
Station Casinos, Inc. 7.750%, 08/15/2016	175,000	174,125
Tunica-Biloxi Gaming Authority 9.000%, 11/15/2015 (b)	225,000	236,250
Universal City Development Partners, Ltd./UCDP Finance, Inc. 11.750%, 04/01/2010	200,000	212,500
Universal City Florida Holding Co. I/II 10.110%, 05/01/2010 (c)	50,000	51,250
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 6.625%, 12/01/2014	425,000	411,719

		6,304,109

Household Durables – 1.6%
American Greetings Corp. 7.375%, 06/01/2016	325,000	329,875
Da-Lite Screen Co, Inc. 9.500%, 05/15/2011	150,000	158,250
Jarden Corp. 7.500%, 05/01/2017	400,000	397,000
Norcraft Companies Finance Corp. 9.000%, 11/01/2011	75,000	77,812
Norcraft Holdings L.P. / Norcraft Capital Corp. 0.000% to 09/01/2008 then 9.750%, 09/01/2012	150,000	138,000
Sealy Mattress Co. 8.250%, 06/15/2014	350,000	360,500

		1,461,437

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

	Face	Fair
Corporate Bonds – 88.7%	Amount	Value

Leisure Equipment & Products – 1.8%
Jostens Holding Corp. 0.000% to 12/01/2008 then 10.250%, 12/01/2013	$375,000	$345,938
Jostens IH Corp. 7.625%, 10/01/2012	875,000	875,000
True Temper Sports, Inc. 8.375%, 09/15/2011	275,000	242,000
Visant Holding Corp. 8.750%, 12/01/2013	250,000	261,250

		1,724,188

Media – 10.7%
AAC Group Holding Corp. 0.000% to 10/01/2008 then 10.250%, 10/01/2012	350,000	316,750
14.750%, 10/01/2012	110,694	122,040
Affinity Group, Inc. 9.000%, 02/15/2012	175,000	187,250
American Achievement Corp. 8.250%, 04/01/2012	275,000	278,438
CBD Media Holdings LLC/CBD Holdings Finance, Inc. 9.250%, 07/15/2012	200,000	208,000
CBD Media, Inc./CBD Finance Inc. 8.625%, 06/01/2011	200,000	203,000
CCH II LLC/CCH II Capital Corp. 10.250%, 10/01/2013	100,000	107,500
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 10.250%, 09/15/2010	525,000	551,250
Cinemark, Inc. 0.000% to 03/15/2009 then 9.750%, 03/15/2014	275,000	251,625
CSC Holdings, Inc. 7.250%, 07/15/2008	150,000	151,500
8.125%, 08/15/2009	200,000	204,500
Dex Media East LLC/Dex Media East Finance Co. 12.125%, 11/15/2012	130,000	140,238
Dex Media West LLC/Dex Media Finance Co. 9.875%, 08/15/2013	297,000	319,275
Dex Media, Inc. 0.000% to 11/15/2008 then 9.000%, 11/15/2013	275,000	260,219
DIRECTV Holdings LLC/DirecTV Financing Co., Inc. 8.375%, 03/15/2013	146,000	153,483
6.375%, 06/15/2015	200,000	188,500
EchoStar DBS Corp. 5.750%, 10/01/2008	200,000	200,000
6.625%, 10/01/2014	325,000	311,188
Idearc, Inc. 8.000%, 11/15/2016	625,000	634,375
Media (continued)
Intelsat Bermuda Ltd. 8.872%, 01/15/2015 (c)	275,000	282,219
11.250%, 06/15/2016	625,000	703,125
Intelsat Intermediate Holding Co., Ltd. 0.000% to 02/01/2010 then 9.250% 02/01/2015	675,000	558,562
Intelsat Subsidiary Holding Co. Ltd. 8.625% to 01/23/2006, then 8.875% to 03/13/2006 then 8.625% to 01/15/2015	200,000	206,000
Kabel Deutschland GmbH 10.625%, 07/01/2014	450,000	495,000
Lamar Media Corp. 7.250%, 01/01/2013	50,000	50,125
6.625%, 08/15/2015	400,000	380,999
Local TV Finance LLC 9.250%, 06/15/2015 (b)	200,000	199,000
MediMedia USA Inc. 11.375%, 11/15/2014 (b)	275,000	296,312
PanAmSat Corp. 9.000%, 08/15/2014	82,000	85,895
Quebecor Media, Inc. 7.750%, 03/15/2016	225,000	229,500
R.H. Donnelley Finance Corp. 10.875%, 12/15/2012	100,000	106,875
6.875%, 01/15/2013	375,000	357,187
8.875%, 01/15/2016	150,000	156,750
Rainbow National Services LLC 10.375%, 09/01/2014 (b)	175,000	192,937
Sinclair Broadcast Group, Inc. 8.000%, 03/15/2012	3,000	3,090
The Reader’s Digest Association, Inc. 9.000%, 02/15/2017 (b)	275,000	258,500
Univision Communications, Inc. 9.750%, 03/15/2015 (b)	75,000	74,438
Videotron Ltee 6.375%, 12/15/2015	100,000	95,500
WDAC Subsidiary Corp. 8.375%, 12/01/2014 (b)	400,000	422,000
XM Satellite Radio Inc. 9.750%, 05/01/2014	125,000	123,125

		10,066,270

Specialty Retail – 2.3%
Affinity Group, Inc. 10.875%, 02/15/2012	213,862	228,832
AutoNation, Inc. 7.360%, 04/15/2013 (c)	300,000	300,750
7.000%, 04/15/2014	50,000	49,625
Claire’s Stores, Inc. 10.500%, 06/01/2017 (b)	350,000	321,125
FTD, Inc. 7.750%, 02/15/2014	250,000	248,750
NBC Acquisition Corp. 0.000% to 03/15/2008 then 11.000% 03/15/2013	350,000	323,750

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

	Face	Fair
Corporate Bonds – 88.7%	Amount	Value

Specialty Retail (continued)
Nebraska Book Co., Inc. 8.625%, 03/15/2012	$425,000	$423,938
United Auto Group, Inc. 7.750%, 12/15/2016	275,000	275,000

		2,171,770

Textiles, Apparel & Luxury Goods – 0.1%
The Warnaco Group, Inc. 8.875%, 06/15/2013	100,000	106,000

TOTAL CONSUMER DISCRETIONARY		25,338,543

CONSUMER STAPLES – 8.9%
Beverages – 0.9%
Constellation Brands, Inc. 8.000%, 02/15/2008	75,000	75,750
7.250%, 09/01/2016	175,000	171,500
7.250%, 05/15/2017 (b)	150,000	147,000
Cott Beverages, Inc. 8.000%, 12/15/2011	475,000	482,125

		876,375

Food & Staples Retailing – 1.0%
Couche-Tard U.S. L.P./Couche-Tard Finance Corp. 7.500%, 12/15/2013	550,000	556,875
General Nutrition Centers, Inc. 9.796%, 03/15/2014 (b) (c)	350,000	339,500

		896,375

Food Products – 5.5%
ASG Consolidated LLC/ASG Finance Inc. 0.000% to 11/01/2008 then 11.500%, 11/01/2011	600,000	561,000
B&G Foods Inc. 8.000%, 10/01/2011	650,000	653,250
Dean Foods Co. 7.000%, 06/01/2016	500,000	480,000
Del Monte Corp. 6.750%, 02/15/2015	450,000	430,875
Eurofresh, Inc. 11.500%, 01/15/2013 (b)	275,000	275,000
Michael Foods, Inc. 8.000%, 11/15/2013	700,000	710,500
Nutro Products Inc. 10.750%, 04/15/2014 (b)	225,000	262,584
Pierre Foods, Inc. 9.875%, 07/15/2012	300,000	306,000
Pilgrims Pride Corp. 8.375%, 05/01/2017	475,000	472,625
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 9.250%, 04/01/2015 (b)	200,000	194,000
10.625%, 04/01/2017 (b)	200,000	193,500
Reddy Ice Holdings, Inc. 0.000% to 11/01/2008 then 10.500%, 11/01/2012	225,000	212,625
Food Products (continued)
Smithfield Foods, Inc. 8.000%, 10/15/2009	100,000	103,500
7.750%, 05/15/2013	125,000	127,500
7.750%, 07/01/2017	225,000	226,125

		5,209,084

Household Products – 0.5%
Church & Dwight Co., Inc./Church & Dwight Co. 6.000%, 12/15/2012	350,000	337,312
Spectrum Brands, Inc. 7.375%, 02/01/2015	125,000	101,094

		438,406

Personal Products – 0.4%
Playtex Products, Inc. 9.375%, 06/01/2011	375,000	387,188

Tobacco – 0.6%
Reynolds American Inc. 7.750%, 06/01/2018	500,000	536,034

TOTAL CONSUMER STAPLES		8,343,462

ENERGY – 8.0%
Energy Equipment & Services – 0.9%
Basic Energy Services, Inc. 7.125%, 04/15/2016	425,000	408,000
CGG-Veritas 7.750%, 05/15/2017	225,000	228,937
Complete Production Services Inc. 8.000%, 12/15/2016 (b)	150,000	152,250
Grant Prideco, Inc. 6.125%, 08/15/2015	50,000	47,625

		836,812

Oil, Gas & Consumable Fuels – 7.1%
Chesapeake Energy Corp. 7.500%, 09/15/2013	325,000	332,313
6.875%, 11/15/2020	450,000	433,125
Cimarex Energy Co. 7.125%, 05/01/2017	250,000	245,000
El Paso Corp. 7.800%, 08/01/2031	225,000	228,973
Forest Oil Corp. 7.250%, 06/15/2019 (b)	275,000	268,125
Hilcorp Energy I LP/Hilcorp Finance Co. 7.750%, 11/01/2015 (b)	125,000	121,875
9.000%, 06/01/2016 (b)	250,000	260,000
Holly Energy Partners L.P. 6.250%, 03/01/2015	475,000	446,500
Inergy L.P./Inergy Finance Corp. 6.875%, 12/15/2014	575,000	547,687
Pacific Energy Partners L.P./Pacific Energy Finance Corp. 7.125%, 06/15/2014	100,000	103,569
6.250%, 09/15/2015	100,000	98,388

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

	Face	Fair
Corporate Bonds – 88.7%	Amount	Value

Oil, Gas & Consumable Fuels (continued)
Petroplus Finance Ltd. 6.750%, 05/01/2014 (b)	$75,000	$72,562
7.000%, 05/01/2017 (b)	225,000	217,687
Pioneer Natural Resources Co. 6.875%, 05/01/2018	300,000	285,921
Plains Exploration & Production Co. 7.750%, 06/15/2015	450,000	448,875
7.000%, 03/15/2017	125,000	119,063
Range Resources Corp. 7.375%, 07/15/2013	125,000	126,875
6.375%, 03/15/2015	100,000	95,250
7.500%, 05/15/2016	150,000	152,625
Regency Energy Partners LP/Regency Energy Finance Corp. 8.375%, 12/15/2013 (b)	250,000	258,750
Southern Star Central Corp. 6.750%, 03/01/2016	225,000	222,750
Tennessee Gas Pipeline Co. 8.375%, 06/15/2032	560,000	659,455
Transcontinental Gas Pipe Line Corp. 8.875%, 07/15/2012	50,000	56,250
6.400%, 04/15/2016	175,000	176,313
Williams Cos., Inc. 7.625%, 07/15/2019	450,000	477,000
7.875%, 09/01/2021	250,000	270,000

		6,724,931

TOTAL ENERGY		7,561,743

FINANCIALS – 4.4%
Consumer Finance – 2.6%
Ford Motor Credit Co. LLC 9.875%, 08/10/2011	125,000	131,314
7.250%, 10/25/2011	375,000	361,238
8.105%, 01/13/2012 (c)	550,000	549,120
8.000%, 12/15/2016	350,000	335,789
GMAC LLC 6.875%, 09/15/2011	475,000	467,655
8.000%, 11/01/2031	575,000	589,573

		2,434,689

Real Estate Investment Trusts – 1.4%
Host Hotels & Resorts LP 6.875%, 11/01/2014	150,000	149,063
Host Marriott L.P. 7.125%, 11/01/2013	200,000	200,750
6.375%, 03/15/2015	175,000	168,875
6.750%, 06/01/2016	100,000	98,500
Ventas Realty L.P./Ventas Capital Corp. 6.625%, 10/15/2014	325,000	322,156
7.125%, 06/01/2015	175,000	177,187
6.500%, 06/01/2016	75,000	73,500
6.750%, 04/01/2017	125,000	124,063

		1,314,094

Real Estate Management & Development – 0.4%
American Real Estate Partners, L.P./ American Real Estate Finance Corp. 7.125%, 02/15/2013	250,000	242,500
HRP Myrtle Beach Operations LLC/HRP Myrtle Beach Capital Corp. 10.070%, 04/01/2012 (b) (c)	150,000	150,750

		393,250

TOTAL FINANCIALS		4,142,033

HEALTH CARE – 7.3%
Health Care Equipment & Supplies – 0.9%
Accellent, Inc. 10.500%, 12/01/2013	250,000	249,375
Advanced Medical Optics, Inc. 7.500%, 05/01/2017 (b)	275,000	261,250
Varietal Distribution Merger Sub, Inc. 10.250%, 07/15/2015 (b)	300,000	300,750

		811,375

Health Care Providers & Services – 5.8%
AMR HoldCo, Inc./EmCare Holdco, Inc. 10.000%, 02/15/2015	250,000	271,250
CRC Health Corp. 10.750%, 02/01/2016	275,000	303,875
HCA, Inc. 6.375%, 01/15/2015	250,000	213,125
9.250%, 11/15/2016 (b)	475,000	507,063
9.625%, 11/15/2016 (b)	1,075,000	1,158,313
7.500%, 11/06/2033	225,000	191,813
National Mentor Holdings, Inc. 11.250%, 07/01/2014	425,000	461,125
Omnicare, Inc. 6.875%, 12/15/2015	375,000	358,125
Psychiatric Solutions, Inc. 7.750%, 07/15/2015 (b)	350,000	347,812
Triad Hospitals, Inc. 7.000%, 11/15/2013	9,000	9,483
United Surgical Partners International Inc. 8.875%, 05/01/2017 (b)	50,000	50,375
9.250%, 05/01/2017 (b)	375,000	377,812
Universal Hospital Services Inc. 8.759%, 06/01/2015 (b) (c)	50,000	50,250
8.500%, 06/01/2015 (b)	75,000	74,625
Vanguard Health Holding Co., I, LLC 9.000%, 10/01/2014	250,000	248,750
Viant Holdings Inc. 10.125%, 07/15/2017 (b)	381,000	384,810
Yankee Acquisition Corp. 8.500%, 02/15/2015	75,000	73,125
9.750%, 02/15/2017	350,000	340,375

		5,422,106

Life Sciences Tools & Services – 0.5%
Bio-Rad Laboratories, Inc. 6.125%, 12/15/2014	275,000	259,875

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

	Face	Fair
Corporate Bonds – 88.7%	Amount	Value

Life Sciences Tools & Services (continued)
Fisher Scientific International, Inc. 6.125%, 07/01/2015	$225,000	$221,273

		481,148

Pharmaceuticals – 0.1%
Leiner Health Products Inc. 11.000%, 06/01/2012	125,000	118,750

TOTAL HEALTH CARE		6,833,379

INDUSTRIALS – 11.3%
Aerospace & Defense – 2.1%
Alliant Techsystems, Inc. 6.750%, 04/01/2016	300,000	292,500
DRS Technologies, Inc. 6.625%, 02/01/2016	200,000	194,000
Hawker Beechcraft Acquisition Co./ Hawker Beechcraft Notes Co. 8.875%, 04/01/2015 (b)	275,000	283,937
9.750%, 04/01/2017 (b)	200,000	209,500
K & F Acquisition, Inc. 7.750%, 11/15/2014	150,000	159,750
L-3 Communications Corp. 6.125%, 01/15/2014	500,000	473,750
5.875%, 01/15/2015	100,000	93,250
6.375%, 10/15/2015	225,000	213,750

		1,920,437

Building Products – 0.8%
Goodman Global Holdings, Inc. 8.360%, 06/15/2012 (c)	35,000	35,350
7.875%, 12/15/2012	250,000	248,750
Nortek, Inc. 8.500%, 09/01/2014	50,000	47,875
NTK Holdings, Inc. 0.000% to 09/01/2009 then 10.750% 03/01/2014	75,000	54,750
Panolam Industries International, Inc. 10.750%, 10/01/2013 (b)	375,000	393,750

		780,475

Commercial Services & Supplies – 3.6%
Allied Waste North America, Inc. 7.125%, 05/15/2016	725,000	712,312
ARAMARK Corp. 8.500%, 02/01/2015 (b)	150,000	153,375
8.860%, 02/01/2015 (b) (c)	250,000	255,000
Browning-Ferris Industries Inc. 9.250%, 05/01/2021	150,000	160,500
Clean Harbors, Inc. 11.250%, 07/15/2012	65,000	72,104
Danka Business Systems PLC 11.000%, 06/15/2010	50,000	52,937
Deluxe Corp. 5.125%, 10/01/2014	200,000	171,000
7.375%, 06/01/2015 (b)	50,000	50,000
Commercial Services & Supplies (continued)
Global Cash Access LLC/Global Cash Finance Corp. 8.750%, 03/15/2012	81,000	84,443
Norcross Safety Products LLC/Norcross Capital Corp. 9.875%, 08/15/2011	100,000	105,500
Rental Service Corp. 9.500%, 12/01/2014 (b)	200,000	205,000
Safety Products Holdings, Inc. 11.750%, 01/01/2012	183,074	193,143
SGS International, Inc. 12.000%, 12/15/2013	400,000	438,000
West Corp. 9.500%, 10/15/2014	175,000	180,250
11.000%, 10/15/2016	550,000	577,500

		3,411,064

Electrical Equipment – 1.3%
Baldor Electric Co. 8.625%, 02/15/2017	325,000	345,313
Belden CDT, Inc. 7.000%, 03/15/2017 (b)	125,000	123,750
General Cable Corp. 7.725%, 04/01/2015 (b) (c)	325,000	326,625
7.125%, 04/01/2017 (b)	100,000	99,500
Sensus Metering Systems Inc. 8.625%, 12/15/2013	125,000	127,500
Superior Essex Communications LLC/Essex Group Inc. 9.000%, 04/15/2012	175,000	179,375

		1,202,063

Machinery – 1.6%
ALH Finance LLC/ALH Finance Corp. 8.500%, 01/15/2013	475,000	473,813
Case New Holland Inc. 9.250%, 08/01/2011	250,000	263,300
Esco Corp. 8.625%, 12/15/2013 (b)	250,000	263,750
9.230%, 12/15/2013 (b) (c)	75,000	76,875
Mueller Water Products Inc. 7.375%, 06/01/2017 (b)	150,000	149,491
Valmont Industries, Inc. 6.875%, 05/01/2014	275,000	271,563

		1,498,792

Marine – 0.3%
Stena AB 7.000%, 12/01/2016	275,000	276,375

Road & Rail – 0.7%
Hertz Corp. 8.875%, 01/01/2014	400,000	419,000
10.500%, 01/01/2016	225,000	249,750

		668,750

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

	Face	Fair
Corporate Bonds – 88.7%	Amount	Value

Trading Companies & Distributors – 0.9%
American Tire Distributors Holdings Inc. 10.750%, 04/01/2013	$225,000	$230,625
Interline Brands, Inc. 8.125%, 06/15/2014	375,000	379,687
TransDigm, Inc. 7.750%, 07/15/2014 (b)	275,000	279,125

		889,437

TOTAL INDUSTRIALS		10,647,393

INFORMATION TECHNOLOGY – 4.2%
Computers & Peripherals – 0.4%
Seagate Technology HDD Holdings 6.800%, 10/01/2016	325,000	313,625
Smart Modular Technologies, Inc. 10.860%, 04/01/2012 (c)	114,000	120,840

		434,465

IT Services – 1.5%
CHR Intermediate Holding Corp. 12.610%, 06/01/2013 (b) (c)	175,000	174,344
CompuCom Systems, Inc. 12.000%, 11/01/2014 (b)	200,000	216,000
iPayment, Inc. 9.750%, 05/15/2014	225,000	226,125
SunGard Data Systems, Inc. 9.125%, 08/15/2013	200,000	205,750
10.250%, 08/15/2015	550,000	584,375

		1,406,594

Office Electronics – 0.5%
Xerox Corp. 9.750%, 01/15/2009	175,000	185,186
7.625%, 06/15/2013	100,000	104,796
6.400%, 03/15/2016	200,000	201,566

		491,548

Semiconductor & Semiconductor Equipment – 0.3%
Freescale Semiconductor, Inc. 8.875%, 12/15/2014 (b)	175,000	168,000
MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co.
8.000%, 12/15/2014	150,000	110,250

		278,250

Software – 1.5%
Activant Solutions, Inc. 9.500%, 05/01/2016	400,000	395,000
Open Solutions, Inc. 9.750%, 02/01/2015 (b)	350,000	355,250
Serena Software, Inc. 10.375%, 03/15/2016	300,000	324,750
SS&C Technologies, Inc. 11.750%, 12/01/2013	275,000	309,375

		1,384,375

TOTAL INFORMATION TECHNOLOGY		3,995,232

MATERIALS – 8.3%
Chemicals – 4.4%
Basell AF SCA 8.375%, 08/15/2015 (b)	300,000	288,750
Chemtura Corp. 6.875%, 06/01/2016	350,000	332,500
Equistar Chemicals L.P. 8.750%, 02/15/2009	100,000	104,000
Equistar Chemicals L.P./Equistar Funding Corp. 10.125%, 09/01/2008	79,000	82,555
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 9.750%, 11/15/2014	450,000	468,000
Invista
9.250%, 05/01/2012 (b)	275,000	292,187
Koppers Inc. 9.875%, 10/15/2013	251,000	269,197
Lyondell Chemical Co. 8.250%, 09/15/2016	375,000	393,750
6.875%, 06/15/2017	300,000	291,000
Nalco Finance Holdings Inc. 0.000% to 02/01/2009 then 9.000% 02/01/2014	66,000	60,390
Nalco Co. 7.750%, 11/15/2011	150,000	151,875
8.875%, 11/15/2013	225,000	234,563
PQ Corp. 7.500%, 02/15/2013	250,000	266,250
Terra Capital, Inc. 7.000%, 02/01/2017	525,000	509,250
The Mosaic Co. 7.375%, 12/01/2014 (b)	75,000	76,125
7.625%, 12/01/2016 (b)	175,000	179,812
Union Carbide Chemical & Plastics Co, Inc. 7.875%, 04/01/2023	100,000	106,458
Union Carbide Corp. 7.500%, 06/01/2025	50,000	51,321

		4,157,983

Construction Materials – 0.2%
Texas Industries, Inc. 7.250%, 07/15/2013	150,000	151,125

Containers & Packaging – 2.1%
Ball Corp. 6.625%, 03/15/2018	350,000	336,875
Berry Plastic Holdings Corp. 8.875%, 09/15/2014	375,000	381,563
Crown Americas LLC/Crown Americas Capital Corp. 7.750%, 11/15/2015	375,000	378,750
Graphic Packaging International Corp. 9.500%, 08/15/2013	350,000	365,313
Jefferson Smurfit Corp. 8.250%, 10/01/2012	108,000	107,730

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

	Face	Fair
Corporate Bonds – 88.7%	Amount	Value

Containers & Packaging (continued)
Owens-Brockway Glass Container Inc. 8.250%, 05/15/2013	$150,000	$156,000
6.750%, 12/01/2014	125,000	122,500
Plastipak Holdings, Inc. 8.500%, 12/15/2015 (b)	75,000	78,000
Russell-Stanley Holdings, Inc. 9.000%, 11/30/2008 (Acquired 11/20/2001 and 05/30/2005, Cost $4,325) (a) (b) (d) (e) (f)	3,643	423
Smurfit Kappa Funding plc 9.625%, 10/01/2012	23,000	24,207

		1,951,361

Metals & Mining – 1.1%
Aleris International, Inc. 9.000%, 12/15/2014 (b)	175,000	177,406
10.000%, 12/15/2016 (b)	250,000	249,375
Compass Minerals International, Inc. 0.000% to 12/15/2007 then 12.750% 12/15/2012	50,000	51,625
0.000% to 06/01/2008 then 12.000% 06/01/2013	100,000	99,750
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 04/01/2017	250,000	267,500
Novelis, Inc. 7.250%, 02/15/2015	209,000	215,532

		1,061,188

Paper & Forest Products – 0.5%
NewPage Corp. 12.000%, 05/01/2013	425,000	466,437

TOTAL MATERIALS		7,788,094

TELECOMMUNICATION SERVICES – 4.8%
Diversified Telecommunication Services – 2.2%
Citizens Communications Co. 6.250%, 01/15/2013	200,000	192,750
9.000%, 08/15/2031	100,000	103,500
Qwest Corp. 8.875%, 03/15/2012	1,275,000	1,380,188
Valor Telecommunications Enterprises, LLC/Valor Telecommunications Finance Corp. 7.750%, 02/15/2015	100,000	105,264
Windstream Corp. 8.625%, 08/01/2016	300,000	318,750

		2,100,452

Wireless Telecommunication Services – 2.6%
Centennial Communications Corp. 10.000%, 01/01/2013	225,000	242,438
11.110%, 01/01/2013 (c)	275,000	288,750
Digicel Group Ltd. 9.125%, 01/15/2015 (b)	325,000	321,344
Digicel Ltd. 9.250%, 09/01/2012 (b)	200,000	211,750
Wireless Telecommunication Services (continued)
MetroPCS Wireless, Inc. 9.250%, 11/01/2014 (b)	200,000	207,500
9.250%, 11/01/2014 (b)	175,000	181,563
Nextel Communications, Inc. 7.375%, 08/01/2015	275,000	275,120
Rogers Wireless Inc. 8.000%, 12/15/2012	100,000	106,522
6.375%, 03/01/2014	500,000	506,017
US Unwired, Inc. 10.000%, 06/15/2012	100,000	108,310

		2,449,314

TOTAL TELECOMMUNICATION SERVICES		4,549,766

UTILITIES – 4.6%
Electric Utilities – 2.0%
Edison Mission Energy 7.750%, 06/15/2016	425,000	425,000
7.000%, 05/15/2017 (b)	400,000	379,000
Nevada Power Co.
6.500%, 04/15/2012	200,000	204,663
5.875%, 01/15/2015	50,000	49,093
6.500%, 05/15/2018	175,000	177,689
PSEG Energy Holdings Inc. 10.000%, 10/01/2009	325,000	351,045
Sierra Pacific Resources 6.750%, 08/15/2017	275,000	271,716

		1,858,206

Gas Utilities – 0.6%
AmeriGas Partners L.P. 7.250%, 05/20/2015	150,000	149,250
7.125%, 05/20/2016	250,000	246,875
SEMCO Energy, Inc. 7.125%, 05/15/2008	175,000	176,565

		572,690

Independent Power Producers & Energy Traders – 1.5%
Dynegy Holdings Inc. 7.750%, 06/01/2019 (b)	450,000	420,750
NRG Energy, Inc. 7.250%, 02/01/2014	75,000	75,375
7.375%, 02/01/2016	450,000	452,250
7.375%, 01/15/2017	200,000	201,250
TXU Corp. 5.550%, 11/15/2014	275,000	234,830

		1,384,455

Multi-Utilities – 0.5%
FPL Energy National Wind Portfolio 6.125%, 03/25/2019 (b)	87,614	85,552
NorthWestern Corp. 5.875%, 11/01/2014	150,000	145,778

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

	Face	Fair
Corporate Bonds – 88.7%	Amount	Value

Multi-Utilities (continued)
TECO Energy, Inc. 6.750%, 05/01/2015	$50,000	$51,249

		282,579

TOTAL UTILITIES		4,097,930

Total Corporate Bonds (Cost $82,579,520)		$83,297,575

	Face	Fair
Credit-Linked Trust Certificates – 1.1%	Amount	Value

Dow Jones CDX High Yield Pass through Certificates Series 2005-T3 8.250%, 12/29/2010 (b)	$1,000,000	$1,042,500

Total Credit-Linked Trust Certificates (Cost $995,000)		$1,042,500

	Face	Fair
Targeted Return Index Securities – 0.8%	Amount	Value

Targeted Return Index Securities (TRAINS) HY-1-2006 3.539%, 05/01/2016 (b)	$767,850	$755,784

Total Targeted Return Index Securities (Cost $792,074)		$755,784

		Fair
Common Stocks – 0.1%	Shares	Value

CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
Virgin Media, Inc.	507	$12,356

TOTAL CONSUMER DISCRETIONARY		12,356

MATERIALS – 0.1%
Chemicals – 0.1%
General Chemical Industrial Products, Inc. (Acquired 06/24/2004, Cost $19,773) (a) (e) (f)	17	29,402

Containers & Packaging – 0.0%
Smurfit Kappa Group plc (a)	260	6,556

TOTAL MATERIALS		48,314

Total Common Stocks (Cost $23,413)		$48,314

		Fair
Warrants – 0.0%	Shares	Value

CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
XM Satellite Radio, Inc. Expiration: March 2010, Exercise Price: $45.24 (a)	50	$144

TOTAL CONSUMER DISCRETIONARY		144

INDUSTRIALS – 0.0%
Building Products – 0.0%
ACP Holding Co. Expiration: September 2013, Exercise Price: $0.01 (Acquired 10/09/2003, Cost $0) (a) (b) (e)	9,945	12,182

TOTAL INDUSTRIALS		12,182

MATERIALS – 0.0%
Chemicals – 0.0%
General Chemical Industrial Products, Inc.
Expiration: June 2010, Exercise Price: $195.43 (Acquired 06/24/2004; Cost $11,435) (a) (e) (f)	10	15,341
Expiration: June 2010, Exercise Price: $376.02 (Acquired 06/24/2004; Cost $8,472) (a) (e) (f)	7	9,475

TOTAL MATERIALS		24,816

Total Warrants (Cost $19,907)		$37,142

	Face	Fair
Repurchase Agreements – 6.9%	Amount	Value

U.S. Bank 4.100% 07/02/2007	$6,473,000	$6,473,000

Repurchase price $6,475,212
Collateralized by:
Federal Home Loan Mortgage Corp. Gold Pool #E99143 4.500%, 09/01/2018 Fair Value: $6,602,510
Total Repurchase Agreements (Cost $6,473,000)		$6,473,000

Total Investments – 97.6% (Cost $90,882,914) (g)		$91,654,315
Other Assets in Excess of Liabilities – 2.4%		2,236,437

Net Assets – 100.0%		$93,890,752

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2007, the value of these securities totaled $19,180,073 or 20.4% of the Portfolio’s net assets. Unless otherwise noted by (e) below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

(c)	Security is a variable rate instrument in which the coupon rate is adjusted quarterly or semi-annually in concert with U.S. LIBOR. Interest rates stated are those in effect at June 30, 2007.

(d)	Represents a security that is in default.

(e)	Represents a security deemed to be illiquid. At June 30, 2007, the value of illiquid securities in the Portfolio totaled $66,823 or 0.1% of the Portfolio’s net assets.

(f)	Market quotations for these investments were not readily available at June 30, 2007. As discussed in Note 2 of the Notes to Financial Statements, prices for theses issues were derived from estimates of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. At June 30, 2007, the value of these securities totaled $54,641 or 0.1% of the Portfolio’s net assets.

(g)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $90,882,914)	$91,654,315
Cash	729
Receivable for securities sold	1,256,363
Receivable for fund shares sold	52,228
Dividends and accrued interest receivable	1,564,559
Prepaid expenses and other assets	286

Total assets	94,528,480

Liabilities:
Payable for securities purchased	549,309
Payable for fund shares redeemed	8,176
Payable for investment management services	57,535
Payable for compliance services	378
Accrued custody expense	1,003
Accrued professional fees	5,652
Accrued accounting fees	11,664
Accrued printing and filing fees	3,890
Other accrued expenses	121

Total liabilities	637,728

Net assets	$93,890,752

Net assets consist of:
Par value, $1 per share	$9,748,532
Paid-in capital in excess of par value	78,561,931
Accumulated net realized loss on investments	(2,571,341)
Net unrealized appreciation on investments	771,401
Undistributed net investment income	7,380,229

Net assets	$93,890,752

Shares outstanding	9,748,532

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$9.63

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$3,228,831
Dividends	25

Total investment income	3,228,856

Expenses:
Management fees	309,613
Custodian fees	3,444
Directors’ fees	2,014
Professional fees	6,553
Accounting fees	34,840
Printing and filing fees	4,135
Compliance expense	2,358
Other	611

Total expenses	363,568

Net investment income	2,865,288

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	550,930
Change in unrealized appreciation/depreciation on investments	(1,226,164)

Net realized/unrealized gain (loss) on investments	(675,234)

Change in net assets from operations	$2,190,054

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,865,288	$4,543,909
Net realized gain (loss) on investments	550,930	34,440
Change in unrealized appreciation/depreciation on investments	(1,226,164)	1,731,036

Change in net assets from operations	2,190,054	6,309,385

Capital transactions:
Received from shares sold	22,640,484	23,761,108
Paid for shares redeemed	(5,244,439)	(9,751,687)

Change in net assets from capital transactions	17,396,045	14,009,421

Change in net assets	19,586,099	20,318,806
Net Assets:
Beginning of period	74,304,653	53,985,847

End of period	$93,890,752	$74,304,653

Undistributed net investment income	$7,380,229	$4,514,941

 Financial Highlights

	Six-Month Period
	Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of period	$9.35		$8.49	$8.65	$7.84	$6.88
Operations:
Net investment income	0.33	(a)	0.47	0.60 (a)	0.52	0.59 (a)
Net realized and unrealized gain (loss) on investments	(0.05)		0.39	(0.34)	0.32	0.94

Total from operations	0.28		0.86	0.26	0.84	1.53

Distributions:
Distributions from net investment income	—		—	(0.42)	(0.03)	(0.57)

Net asset value, end of period	$9.63		$9.35	$8.49	$8.65	$7.84

Total return	2.99	%(c)	10.13%	2.99%	10.67%	22.78%
Ratios and supplemental data:
Net assets at end of period (millions)	$93.9		$74.3	$54.0	$42.0	$28.3
Ratios to average net assets:
Expenses	0.87	%(b)	0.91%	0.97%	0.93%	1.04%
Net investment income	6.89	%(b)	7.12%	6.89%	7.20%	7.88%
Portfolio turnover rate	19%		32%	36%	40%	47%

(a)	Calculated using the average daily shares method.

(b)	Annualized.

(c)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Objective

The Capital Growth Portfolio seeks capital appreciation by investing in and actively managing equity securities in small-cap growth companies.

 Performance as of June 30, 2007

Average Annual Total Returns:
One year	28.73%
Five year	14.26%
Since inception (5/1/98)	11.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the Capital Growth Portfolio returned 16.09% versus 9.33% for the current benchmark, the Russell 2000 Growth Index.

The small-cap portion of the market, as measured by the Russell 2000 Growth Index, returned a notable 9.3% during the first half of 2007. The first quarter witnessed increased volatility in the market partly due to rising energy costs and mounting fears that troubles in the subprime mortgage market could spill over into other segments of the economy. Most major indices finished the first quarter in positive territory despite these woes. During the second quarter 2007, the bond market experienced an unexpected rate increase. The rates later alleviated, somewhat reducing the impact on borrowing costs. The yield curve also returned to its pre-2006 non-inverted state (there are higher yields for longer-term bonds to reward investors for essentially lending money over a longer period). This could be viewed as a positive economic indicator since many observers consider inverted yield curves as a pre-cursor to a recession. During the first half of the year, the continued favorable rate environment more than offset the news about the subprime meltdown and the rising cost of energy, which accounts for the strong market returns.

Notably, the June quarter marked the second consecutive quarter in which growth stocks outperformed value stocks in the small-cap segment since the first quarter of 2006. During the first half of the year, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, 9.3% and 3.8%, respectively. This indicates to us that perhaps growth is back in style.

Another positive driver for the small-cap market is the continued spate of merger-and-acquisition activity. Small-cap stocks certainly have benefited from the activity this year, which may top a record-setting 2006.

We are off to a strong first half of the year in both absolute and relative returns. The Portfolio was up 16.1%, beating the solid performance of the Russell 2000 Growth Index, which was up 9.3%. Most major sectors in the Portfolio had positive absolute returns, with the Energy, Industrials, Materials and Consumer Discretionary sectors each achieving double-digit returns. Our top contributors, relative to the benchmark, were Consumer Discretionary, Industrials and Materials. Top picks within the Consumer Discretionary sector were specialty retailer Genesco, Inc., remote-control supplier Universal Electronics, Inc. and Volcom, Inc., an apparel producer. Our winners in the Industrials sector were mining-equipment producer Bucyrus International, Inc., industrial tire manufacturer Titan International, Inc., cable producer General Cable Corp. and Corrections Corp. of America. In the Materials sector, Terra Industries, Inc., a fertilizer producer, was our strongest stock.(1)

The Portfolio lagged the benchmark in the Information Technology and Health Care sectors. We did not have any notable laggards in the Information Technology sector; the Portfolio simply failed to exceed the sector returns of the index. Our biggest laggard in the Health Care sector was Vital Images, Inc.(1)

Terra Industries, Inc. manufactures nitrogen fertilizers for use in agriculture. Terra Industries, Inc. is near a pure-play in U.S. nitrogen and thus looks to us to be well-positioned to benefit from the growing demand for ethanol through increased corn acreage over the next several years. Nitrogen fertilizer prices continue to strengthen on expectations of greater U.S. plantings of nitrogen-intensive corn. We believe the company should be able to achieve significant margin expansion with nitrogen pricing improving and natural-gas costs moderating.(1)

Universal Electronics, Inc. produces preprogrammed universal remote controls. Universal Electronics, Inc. has patent-protected technologies and strong market penetration. The company is benefiting from the growing popularity of high-definition televisions and digital-video recorders.(1)

Volcom, Inc. designs and sells apparel and accessories for board sports such as skateboarding, snowboarding and surfing. The company has one of the strongest brands in the industry and is poised for earnings acceleration in the second half of this year from its push into European markets.(1)

Cash America International, Inc., owns pawn shops throughout the United States and Europe. The company continues to benefit from dramatic growth in its payday-loan business, but the stock corrected somewhat in the first quarter following almost two years among our best performing investments. The company slipped and has not yet recovered from a slight miss on fourth-quarter earnings based on weaker-than-expected merchandise sales and lower recoveries, both related to the pawn business. The pawn business represents solid, moderate growth with strong cash flow while the payday-loan operation, in our view, still shows high growth as the business matures.(1)

Physicians Formula Holdings, Inc. develops and sells cosmetics products through mass-market retailers. The company’s stock price pulled back during the quarter on disappointing second-quarter guidance. We believe this is a short-term concern because Physicians Formula Holdings, Inc. is growing through

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

additional stores, increasing shelf space, infomercial marketing and international distribution.(1)

Vital Images, Inc. provides 3-D medical imaging for diagnostic purposes, enabling physicians to better explain planned treatment with patients prior to surgery. The market reacted negatively to the company’s first-quarter earnings report although it was in line with expectations. We believe the company will be able to significantly grow revenues and earnings as the market for advanced visualization develops.(1)

We expect three financial themes – interest-rate volatility, credit-quality concerns and the merger-and-acquisitions implications of developments in private equity – to continue to be significant in the third quarter. The Consumer Discretionary sector is taking its cues from the Financials sector and we believe this will continue to influence consumer-discretionary spending. We believe issues related to housing (e.g., home prices, mortgage rates, etc.) will continue to be a key determinant in how resilient consumer spending is through the remainder of 2007 and into 2008. We would also highlight the recent increase in interest rates as a heightened risk for this market.

Overall, our optimism for growth in the small-cap markets in 2007 continues. We believe there are ample opportunities for equity investors as several sectors have produced – and are expected to continue to produce – solid returns. We expect the strong gains of the first half of the year in the Energy, Information Technology, Industrials and Materials sectors to continue for the duration of 2007. We continue to believe a multiyear cycle for agricultural commodities has just begun within the energy and materials industries. In our view, the rising global demand for biofuels and the improving standard of living in emerging economies has led to a significant increase in demand for grains. This demand-driven cycle is unprecedented in the agricultural industry and, in our view, is likely to provide sustainable support to continued increases in agricultural-commodity prices. In the technology space, the outlook remains positive to us. We believe there will be a pickup in demand as companies not only turn to technology to expand their margins but also because many companies have under spent on technology in recent years and will look to “catch up.”

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The Index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets
Common Stocks (3)	97.1
Repurchase Agreements
Less Net Liabilities	2.9

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

		% of Net Assets

1.	Terra Industries, Inc.	4.0
2.	Universal Electronics, Inc.	3.6
3.	Volcom, Inc.	3.3
4.	Bucyrus International, Inc. Class A	2.9
5.	OYO Geospace Corp.	2.8
6.	Genesco, Inc.	2.8
7.	Coherent, Inc.	2.5
8.	Titan International, Inc.	2.4
9.	General Cable Corp.	2.3
10.	Waste Connections, Inc.	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	22.2
Industrials	18.5
Consumer Discretionary	17.6
Health Care	16.6
Materials	7.7
Financials	7.1
Energy	6.5
Consumer Staples	0.9

97.1

Ohio National Fund, Inc.
Capital Growth Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 97.1%	Shares	Value

CONSUMER DISCRETIONARY – 17.6%
Hotels, Restaurants & Leisure – 2.9%
BJ’s Restaurants, Inc. (a)	9,745	$192,366
Red Robin Gourmet Burgers, Inc. (a)	7,870	317,712
Vail Resorts, Inc. (a)	9,975	607,178

		1,117,256

Household Durables – 3.6%
Universal Electronics, Inc. (a)	37,445	1,360,002

Internet & Catalog Retail – 0.4%
U.S. Auto Parts Network, Inc. (a)	16,120	152,495

Leisure Equipment & Products – 0.7%
Pool Corporation	6,845	267,160

Media – 1.2%
Entravision Communications Corp. Class A (a)	43,215	450,733

Specialty Retail – 4.4%
Build-A-Bear Workshop (a)	23,865	623,831
Genesco, Inc. (a)	20,095	1,051,170

		1,675,001

Textiles, Apparel & Luxury Goods – 4.4%
Carter’s, Inc. (a)	16,060	416,597
Volcom, Inc. (a)	24,785	1,242,472

		1,659,069

TOTAL CONSUMER DISCRETIONARY		6,681,716

CONSUMER STAPLES – 0.9%
Personal Products – 0.9%
Physicians Formula Holdings, Inc. (a)	20,825	327,473

TOTAL CONSUMER STAPLES		327,473

ENERGY – 6.5%
Energy Equipment & Services – 4.7%
Core Laboratories N.V. (a)	4,640	471,842
Lufkin Industries, Inc.	3,975	256,586
TETRA Technologies, Inc. (a)	23,139	652,520
Unit Corp. (a)	6,690	420,868

		1,801,816

Oil, Gas & Consumable Fuels – 1.8%
Edge Petroleum Corp. (a)	6,770	94,848
Goodrich Petroleum Corp. (a)	16,515	571,914

		666,762

TOTAL ENERGY		2,468,578

FINANCIALS – 7.1%
Capital Markets – 3.6%
Cowen Group, Inc. (a)	22,545	403,781
Greenhill & Co, Inc.	8,150	559,986
Investment Technology Group, Inc. (a)	9,205	398,853

		1,362,620

Commercial Banks – 0.4%
Boston Private Financial Holdings, Inc.	5,250	141,067

Consumer Finance – 2.0%
Cash America International, Inc.	19,495	772,977

Insurance – 1.1%
American Safety Insurance Holdings Ltd. (a)	8,735	208,155
First Mercury Financial Corp. (a)	11,085	232,453

		440,608

TOTAL FINANCIALS		2,717,272

HEALTH CARE – 16.6%
Biotechnology – 1.1%
Cubist Pharmaceuticals, Inc. (a)	9,615	189,511
Myriad Genetics, Inc. (a)	6,215	231,136

		420,647

Health Care Equipment & Supplies – 8.3%
American Medical Systems Holdings, Inc. (a)	32,715	590,179
Arrow International, Inc.	20,195	773,065
Cutera, Inc. (a)	20,875	520,205
DJO Inc. (a)	6,790	280,223
Respironics, Inc. (a)	14,750	628,202
Thoratec Corp. (a)	20,310	373,501

		3,165,375

Health Care Providers & Services – 3.5%
Animal Health International Inc. (a)	14,680	212,713
Centene Corp. (a)	22,075	472,847
Matria Healthcare, Inc. (a)	15,365	465,252
MWI Veterinary Supply, Inc. (a)	4,800	191,472

		1,342,284

Health Care Technology – 2.8%
Eclipsys Corp. (a)	38,900	770,220
Vital Images, Inc. (a)	10,450	283,822

		1,054,042

Life Sciences Tools & Services – 0.9%
ICON plc – ADR (a)	7,520	328,925

TOTAL HEALTH CARE		6,311,273

INDUSTRIALS – 18.5%
Commercial Services & Supplies – 6.4%
Corrections Corp. of America (a)	13,567	856,213
The GEO Group Inc. (a)	8,860	257,826
School Specialty, Inc. (a)	12,445	441,051
Waste Connections, Inc. (a)	28,593	864,652

		2,419,742

Construction & Engineering – 1.6%
Infrasource Services, Inc. (a)	16,495	611,965

Electrical Equipment – 2.3%
General Cable Corp. (a)	11,490	870,367

Machinery – 8.2%
Actuant Corp. Class A	8,255	520,561
Bucyrus International, Inc. Class A	15,677	1,109,618
Kaydon Corp.	10,875	566,805
Titan International, Inc.	29,320	926,805

		3,123,789

TOTAL INDUSTRIALS		7,025,863

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 97.1%	Shares	Value

INFORMATION TECHNOLOGY – 22.2%
Communications Equipment – 1.9%
EMS Technologies, Inc. (a)	16,570	$365,534
Ixia (a)	29,200	270,392
Sirenza Microdevices, Inc. (a)	8,040	95,435

		731,361

Computers & Peripherals – 1.2%
Avid Technology, Inc. (a)	12,595	445,233

Electronic Equipment & Instruments – 7.0%
Coherent, Inc. (a)	30,940	943,979
Daktronics, Inc.	5,180	111,266
Dolby Laboratories, Inc. Class A (a)	15,080	533,983
OYO Geospace Corp. (a)	14,520	1,077,239

		2,666,467

Internet Software & Services – 2.8%
CNET Networks, Inc. (a)	62,600	512,694
Internet Capital Group, Inc. (a)	24,230	300,452
Switch & Data Facilities Co. (a)	13,505	259,161

		1,072,307

IT Services – 2.7%
EnerNOC, Inc. (a)	5,955	227,064
Global Cash Access Holdings, Inc. (a)	49,985	800,760

		1,027,824

Semiconductor & Semiconductor Equipment – 1.9%
Advanced Energy Industries, Inc. (a)	9,135	206,999
Eagle Test Systems, Inc. (a)	13,985	224,599
Trident Microsystems, Inc. (a)	15,885	291,490

		723,088

Software – 4.7%
ANSYS, Inc. (a)	27,220	721,330
FactSet Research Systems, Inc.	7,942	542,836
The9 Ltd. – ADR (a)	10,865	502,615

		1,766,781

TOTAL INFORMATION TECHNOLOGY		8,433,061

MATERIALS – 7.7%
Chemicals – 5.0%
Quaker Chemical Corp.	8,075	190,570
Terra Industries, Inc. (a)	59,280	1,506,897
Zoltek Cos, Inc. (a)	4,645	192,907

		1,890,374

Construction Materials – 1.6%
Texas Industries, Inc.	7,595	595,524

Metals & Mining – 1.1%
Claymont Steel Holdings, Inc. (a)	14,110	301,813
Northwest Pipe Co. (a)	3,810	135,522

		437,335

TOTAL MATERIALS		2,923,233

Total Common Stocks (Cost $26,360,916)		$36,888,469

	Face	Fair
Repurchase Agreements – 3.9%	Amount	Value

U.S. Bank 4.100% 07/02/2007	$1,486,000	$1,486,000

Repurchase price $1,486,508
Collateralized by:
Federal Home Loan Mortgage Corp. Gold Pool #E99143 4.500%, 09/01/2018 Fair Value: $1,515,731
Total Repurchase Agreements (Cost $1,486,000)		$1,486,000

Total Investments – 101.0% (Cost $27,846,916) (b)		$38,374,469
Liabilities in Excess of Other Assets – (1.0)%		(370,615)

Net Assets – 100.0%		$38,003,854

Percentages are stated as a percent of net assets.

Abbreviations:

  ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $27,846,916)	$38,374,469
Cash	110
Receivable for securities sold	6,805
Dividends and accrued interest receivable	1,790
Prepaid expenses and other assets	124

Total assets	38,383,298

Liabilities:
Payable for securities purchased	231,185
Payable for fund shares redeemed	109,304
Payable for investment management services	27,664
Payable for compliance services	378
Accrued custody expense	848
Accrued professional fees	5,475
Accrued accounting fees	2,788
Accrued printing and filing fees	1,747
Other accrued expenses	55

Total liabilities	379,444

Net assets	$38,003,854

Net assets consist of:
Par value, $1 per share	$1,545,055
Paid-in capital in excess of par value	40,672,207
Accumulated net realized loss on investments	(14,624,182)
Net unrealized appreciation on investments	10,527,553
Accumulated net investment loss	(116,779)

Net assets	$38,003,854

Shares outstanding	1,545,055

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$24.60

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$19,847
Dividends	42,510

Total investment income	62,357

Expenses:
Management fees	156,673
Custodian fees	2,598
Directors’ fees	842
Professional fees	5,963
Accounting fees	8,551
Printing and filing fees	1,887
Compliance expense	2,358
Other	264

Total expenses	179,136

Net investment loss	(116,779)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	2,258,960
Change in unrealized appreciation/depreciation on investments	3,147,926

Net realized/unrealized gain (loss) on investments	5,406,886

Change in net assets from operations	$5,290,107

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(116,779)	$(241,206)
Net realized gain (loss) on investments	2,258,960	3,761,511
Change in unrealized appreciation/depreciation on investments	3,147,926	1,876,596

Change in net assets from operations	5,290,107	5,396,901

Capital transactions:
Received from shares sold	3,417,709	5,387,064
Paid for shares redeemed	(3,651,302)	(6,012,468)

Change in net assets from capital transactions	(233,593)	(625,404)

Change in net assets	5,056,514	4,771,497
Net Assets:
Beginning of period	32,947,340	28,175,843

End of period	$38,003,854	$32,947,340

Accumulated net investment loss	$(116,779)	$—

 Financial Highlights

	Six-Month Period
	Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of period	$21.19		$17.64	$17.19	$14.36	$10.25
Operations:
Net investment loss	(0.08)		(0.16)	(0.14)	(0.12)	(0.11)
Net realized and unrealized gain (loss) on investments	3.49		3.71	0.59	2.95	4.22

Total from operations	3.41		3.55	0.45	2.83	4.11

Net asset value, end of period	$24.60		$21.19	$17.64	$17.19	$14.36

Total return	16.09	%(b)	20.12%	2.62%	19.71%	40.10%
Ratios and supplemental data:
Net assets at end of period (millions)	$38.0		$32.9	$28.2	$30.0	$26.6
Ratios to average net assets:
Expenses	1.03	%(a)	1.03%	1.03%	1.03%	1.11%
Net investment loss	(0.67	)%(a)	(0.81)%	(0.78)%	(0.74)%	(0.89)%
Portfolio turnover rate	28%		69%	52%	64%	236%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio

 Objective

The Nasdaq-100 Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq 100 Index. Unlike other portfolios, the Nasdaq-100 Index Portfolio is a non-diversified portfolio.

 Performance as of June 30, 2007

Average Annual Total Returns:
One year	22.41%
Five year	12.81%
Since inception (5/1/00)	−9.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the Nasdaq-100 Index Portfolio returned 9.96% versus 10.32% for the current benchmark, the Nasdaq-100 Index.

The Portfolio’s correlation to the index year-to-date was 99.5%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the index. The Portfolio also invests in PowerShares QQQ. PowerShares QQQ represent ownership in the Nasdaq-100 Trust, which is a unit investment trust established to provide the investment returns of the Nasdaq 100 Index. At June 30, 2007, 2.8% of the Portfolio was invested in PowerShares QQQ.

The top five stock holdings at June 30, 2007 were Apple Inc., Microsoft Corp., QUALCOMM, Inc., Google, Inc. and Cisco Systems, Inc. The largest contributors to the index return for the first six months of 2007 were Apple Inc., Research In Motion Ltd., QUALCOMM, Inc., Google, Inc. and Amazon.com Inc. The largest detractors from the index for the first six months of 2007 were Starbucks Corp., Amgen, Inc., Network Appliance, Inc., Sepracor, Inc., and Microsoft Corp.(1)

Solid earnings growth could mean positive gains for equities in the second half of 2007. The weak housing market and sub-prime mortgage problems are areas of concern for the last six months of the year as these could trickle down into the consumer space. Inflation is another concern for the rest of 2007. Moderate inflation coupled with continued earnings growth may be able to support higher stock prices in 2007.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100 Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the National Market tier of the NASDAQ stock market. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio (Continued)

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets
Common Stocks (3)	97.1
Exchange Traded Funds	2.8
Short-Term Notes
Less Net Liabilities	0.1

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

		% of Net Assets

1.	Apple Inc.	8.7
2.	Microsoft Corp.	5.7
3.	QUALCOMM, Inc.	5.2
4.	Google, Inc. Class A	4.4
5.	Cisco Systems, Inc.	3.6
6.	Intel Corp.	2.9
7.	PowerShares QQQ	2.8
8.	Oracle Corp.	2.5
9.	Comcast Corp. Class A	2.4
10.	Research In Motion Ltd.	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	61.0
Consumer Discretionary	15.4
Health Care	12.7
Industrials	4.5
Telecommunication Services	1.8
Consumer Staples	1.1
Materials	0.3
Energy	0.3

97.1

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 97.1%	Shares	Value

CONSUMER DISCRETIONARY – 15.4%
Diversified Consumer Services – 0.6%
Apollo Group, Inc. Class A (a)	5,150	$300,914

Hotels, Restaurants & Leisure – 2.2%
Starbucks Corp. (a)	30,250	793,760
Wynn Resorts Ltd.	3,275	293,735

		1,087,495

Household Durables – 0.9%
Garmin Ltd.	5,900	436,423

Internet & Catalog Retail – 3.0%
Amazon.com Inc. (a)	7,975	545,570
Expedia, Inc. (a)	8,800	257,752
IAC/InterActiveCorp (a)	8,777	303,772
Liberty Media Corp.	17,600	393,008

		1,500,102

Media – 5.1%
Comcast Corp. Class A (a)	42,522	1,195,719
Discovery Holding Co. Class A (a)	7,000	160,930
EchoStar Communications Corp. Class A (a)	6,310	273,665
Lamar Advertising Co. Class A	2,325	145,917
Liberty Global, Inc. Class A (a)	5,700	233,928
Sirius Satellite Radio, Inc. (a)	46,475	140,354
Virgin Media, Inc.	10,500	255,885
XM Satellite Radio Holdings, Inc. Class A (a)	9,275	109,167

		2,515,565

Multiline Retail – 1.6%
Sears Holdings Corp. (a)	4,675	792,412

Specialty Retail – 2.0%
Bed Bath & Beyond, Inc. (a)	10,950	394,090
Pet Smart, Inc.	3,950	128,178
Ross Stores, Inc.	4,005	123,354
Staples, Inc.	14,100	334,593

		980,215

TOTAL CONSUMER DISCRETIONARY		7,613,126

CONSUMER STAPLES – 1.1%
Food & Staples Retailing – 1.1%
Costco Wholesale Corp.	6,910	404,373
Whole Foods Market, Inc.	4,075	156,073

TOTAL CONSUMER STAPLES		560,446

ENERGY – 0.3%
Energy Equipment & Services – 0.3%
Patterson-UTI Energy, Inc.	4,650	121,877

TOTAL ENERGY		121,877

HEALTH CARE – 12.7%
Biotechnology – 8.5%
Amgen, Inc. (a)	15,872	877,563
Amylin Pharmaceuticals, Inc. (a)	3,725	153,321
Biogen Idec, Inc. (a)	10,950	585,825
Celgene Corp. (a)	11,050	633,496
Cephalon, Inc. (a)	1,900	152,741
Genzyme Corp. (a)	9,725	626,290
Gilead Sciences, Inc. (a)	27,000	1,046,790
Vertex Pharmaceuticals, Inc. (a)	4,025	114,954

		4,190,980

Health Care Equipment & Supplies – 1.5%
Biomet, Inc.	9,700	443,484
DENTSPLY International, Inc.	4,275	163,561
Intuitive Surgical, Inc. (a)	1,100	152,647

		759,692

Health Care Providers & Services – 1.0%
Express Scripts, Inc. (a)	7,150	357,572
Patterson Cos., Inc. (a)	3,930	146,471

		504,043

Pharmaceuticals – 1.7%
Sepracor, Inc. (a)	3,025	124,086
Teva Pharmaceutical Industries, Ltd. – ADR	17,785	733,631

		857,717

TOTAL HEALTH CARE		6,312,432

INDUSTRIALS – 4.5%
Air Freight & Logistics – 1.0%
C.H. Robinson Worldwide, Inc.	4,900	257,348
Expeditors International of Washington, Inc.	6,150	253,995

		511,343

Airlines – 0.5%
Ryanair Holdings PLC – ADR (a)	3,425	129,294
UAL Corp. (a)	3,175	128,873

		258,167

Commercial Services & Supplies – 0.8%
Cintas Corp.	5,600	220,808
Monster Worldwide, Inc. (a)	3,925	161,318

		382,126

Machinery – 1.8%
Joy Global, Inc.	3,125	182,281
PACCAR, Inc.	8,168	710,943

		893,224

Trading Companies & Distributors – 0.4%
Fastenal Co.	4,250	177,905

TOTAL INDUSTRIALS		2,222,765

INFORMATION TECHNOLOGY – 61.0%
Communications Equipment – 12.0%
Cisco Systems, Inc. (a)	63,675	1,773,349
Juniper Networks, Inc. (a)	10,925	274,982
LM Ericsson Telephone Co. – ADR	3,900	155,571
QUALCOMM, Inc.	59,020	2,560,878
Research In Motion Ltd. (a)	5,450	1,089,945
Tellabs, Inc. (a)	7,325	78,817

		5,933,542

Computers & Peripherals – 12.2%
Apple Inc. (a)	35,420	4,322,657
Dell, Inc. (a)	24,525	700,189
Logitech International SA (a)	5,225	137,888
Network Appliance, Inc. (a)	11,385	332,442
SanDisk Corp. (a)	6,150	300,981
Sun Microsystems, Inc. (a)	45,595	239,829

		6,033,986

(continued)

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 97.1%	Shares	Value

Electronic Equipment & Instruments – 0.8%
CDW Corp. (a)	2,430	$206,477
Flextronics International Ltd. (a)	19,375	209,250

		415,727

Internet Software & Services – 8.2%
Akamai Technologies, Inc. (a)	4,650	226,176
eBay, Inc. (a)	29,860	960,895
Google, Inc. Class A (a)	4,125	2,158,942
VeriSign, Inc. (a)	6,730	213,543
Yahoo!, Inc. (a)	18,960	514,385

		4,073,941

IT Services – 2.7%
CheckFree Corp. (a)	2,450	98,490
Cognizant Technology Solutions Corp. Class A (a)	4,125	309,746
Fiserv, Inc. (a)	6,187	351,422
Infosys Technologies Ltd. – ADR	3,275	164,995
Paychex, Inc.	10,645	416,432

		1,341,085

Semiconductor & Semiconductor Equipment – 10.4%
Altera Corp.	14,650	324,204
Applied Materials, Inc.	20,975	416,773
Broadcom Corp. Class A (a)	12,550	367,088
Intel Corp.	59,745	1,419,541
KLA-Tencor Corp.	6,825	375,034
Lam Research Corp. (a)	4,100	210,740
Linear Technology Corp.	9,955	360,172
Marvell Technology Group Ltd. (a)	16,400	298,644
Maxim Integrated Products, Inc.	13,190	440,678
Microchip Technology, Inc.	5,325	197,238
NVIDIA Corp. (a)	10,475	432,722
Xilinx, Inc.	11,605	310,666

		5,153,500

Software – 14.7%
Activision, Inc. (a)	7,425	138,625
Adobe Systems, Inc. (a)	16,930	679,739
Autodesk, Inc. (a)	7,075	333,091
BEA Systems, Inc. (a)	10,675	146,141
Cadence Design Systems, Inc. (a)	8,550	187,758
Check Point Software Technologies Ltd. (a)	6,545	149,291
Citrix Systems, Inc. (a)	6,300	212,121
Electronic Arts, Inc. (a)	9,230	436,764
Intuit, Inc. (a)	12,455	374,646
Microsoft Corp.	96,675	2,849,012
Oracle Corp. (a)	62,935	1,240,449
Software (continued)
Symantec Corp. (a)	27,673	558,995

		7,306,632

TOTAL INFORMATION TECHNOLOGY		30,258,413

MATERIALS – 0.3%
Chemicals – 0.3%
Sigma-Aldrich Corp.	3,700	157,879

TOTAL MATERIALS		157,879

TELECOMMUNICATION SERVICES – 1.8%
Diversified Telecommunication Services – 0.5%
Level 3 Communications, Inc. (a)	43,775	256,084

Wireless Telecommunication Services – 1.3%
Millicom International Cellular S.A. (a)	2,875	263,465
NII Holdings, Inc. (a)	4,675	377,459

		640,924

TOTAL TELECOMMUNICATION SERVICES		897,008

Total Common Stocks (Cost $39,336,704)		$48,143,946

		Fair
Exchange Traded Funds – 2.8%	Shares	Value

PowerShares QQQ	29,365	$1,396,893

Total Exchange Traded Funds (Cost $1,322,364)		$1,396,893

	Face	Fair
Repurchase Agreements – 0.1%	Amount	Value

U.S. Bank 4.100% 07/02/2007	$42,000	$42,000

Repurchase price $42,014
Collateralized by:
Federal Home Loan Mortgage Corp. Gold Pool #E99143 4.500%, 09/01/2018 Fair Value: $42,840
Total Repurchase Agreements (Cost $42,000)		$42,000

Total Investments – 100.0% (Cost $40,701,068) (b)		$49,582,839
Liabilities in Excess of Other Assets – 0.0%		(2,505)

Net Assets – 100.0%		$49,580,334

Percentages are stated as a percent of net assets.

Abbreviations:

  ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $40,701,068)	$49,582,839
Cash	79
Receivable for fund shares sold	23,005
Dividends and accrued interest receivable	3,286
Prepaid expenses and other assets	172

Total assets	49,609,381

Liabilities:
Payable for fund shares redeemed	42
Payable for investment management services	16,320
Payable for compliance services	378
Accrued custody expense	663
Accrued professional fees	5,539
Accrued accounting fees	3,622
Accrued printing and filing fees	2,406
Other accrued expenses	77

Total liabilities	29,047

Net assets	$49,580,334

Net assets consist of:
Par value, $1 per share	$9,976,310
Paid-in capital in excess of par value	35,397,773
Accumulated net realized loss on investments	(4,671,913)
Net unrealized appreciation on investments	8,881,771
Accumulated net investment loss	(3,607)

Net assets	$49,580,334

Shares outstanding	9,976,310

Authorized Fund shares allocated to Portfolio	20,000,000

Net asset value per share	$4.97

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$2,487
Dividends (net of withholding tax of $1,074)	108,149

Total investment income	110,636

Expenses:
Management fees	94,711
Custodian fees	1,813
Directors’ fees	1,142
Professional fees	6,134
Accounting fees	10,905
Printing and filing fees	2,488
Compliance expense	2,358
Other	369

Total expenses	119,920

Net investment loss	(9,284)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	162,814
Change in unrealized appreciation/depreciation on investments	4,418,241

Net realized/unrealized gain (loss) on investments	4,581,055

Change in net assets from operations	$4,571,771

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(9,284)	$1,780
Net realized gain (loss) on investments	162,814	(121,992)
Change in unrealized appreciation/depreciation on investments	4,418,241	3,179,211

Change in net assets from operations	4,571,771	3,058,999

Capital transactions:
Received from shares sold	2,909,137	14,568,003
Paid for shares redeemed	(3,556,028)	(3,232,496)

Change in net assets from capital transactions	(646,891)	11,335,507

Change in net assets	3,924,880	14,394,506
Net Assets:
Beginning of period	45,655,454	31,260,948

End of period	$49,580,334	$45,655,454

Undistributed net investment income (Accumulated net investment loss)	$(3,607)	$5,677

 Financial Highlights

	Six-Month Period
	Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of period	$4.52		$4.24	$4.18	$3.80	$2.57
Operations:
Net investment income (loss)	—		—	—	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	0.45		0.28	0.06	0.35	1.24

Total from operations	0.45		0.28	0.06	0.38	1.23

Net asset value, end of period	$4.97		$4.52	$4.24	$4.18	$3.80

Total return	9.96	%(b)	6.60%	1.44%	10.00%	47.86%
Ratios and supplemental data:
Net assets at end of period (millions)	$49.6		$45.7	$31.3	$19.5	$16.7
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.51	%(a)	0.53%	0.54%	0.58%	0.67%
Net investment income (loss)	(0.04	)%(a)	0.00%	0.05%	0.67%	(0.44)%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.51	%(a)	0.53%	0.64%	0.93%	1.05%
Portfolio turnover rate	6%		36%	45%	20%	64%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Objective

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of June 30, 2007

Average Annual Total Returns:

One year	20.53%
Five year	12.15%
Since inception (5/1/02)	9.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the Bristol Portfolio returned 7.11% versus 6.96% for the current benchmark, the S&P 500 Index.

Uncertainty and a mix of economic data marked the first half of 2007. The market indices had a rough start earlier in the year with declining consumer sentiment, escalating gasoline prices, and currency worries causing the indices to take their biggest fall in four years. Subprime mortgage industry concerns also contributed to the apprehensive environment. While home sales looked to be improving earlier in the year they returned to declines later in the period with prices falling. However, the overall economy continued to remain somewhat healthy and the market indices rebounded in the second quarter, proving their resiliency. Job growth bounced back in March and the unemployment rate dropped to a six-year low of 4.4%, holding fairly steady through the end of the period. Consumer spending also remained strong until June when the pressure from higher gasoline prices took a toll on retail sales.

The Portfolio outperformed the S&P 500 Index benchmark. Portfolio performance was mainly the result of specific stock selection. Outperformers for the period included Rio Tinto PLC, up 33% on strength in its metals and mining divisions, dissipating inventory build-up and speculation of a takeout offer. Apple, Inc. was another outperformer, up 44% on positive revisions based on strength in Mac sales, lower component costs, and anticipation of its iPhone release. Baker Hughes, Inc. was up 32% on better drilling prospects and an earnings surprise after an earlier weak report and Honeywell International, Inc. was up 23% after the company beat earnings on improving margins and strength in aerospace. Another outperformer was Occidental Petroleum Corp., up 33% on continuing price increases in oil.(1)

Detractors to performance included Constellation Brands, Inc., down 28%, costing the Portfolio 60 basis points. The company lowered guidance twice, first due to weakness in its U.K. division and then as a result of a reduction of U.S. wine distributor inventory. Another underperformer was Human Genome Sciences, Inc., also down 28%. Although the company produced decent Hepatitis drug data and showed positive enrollment results for its Lupus drug, a lack of short-term catalysts steadily drove the stock down. Alcatel-Lucent was down 19% after the company pre-announced a weak December quarter as a result of competition in the wireless infrastructure business, and Vertex Pharmaceuticals, Inc. was down 16% on less positive data for its hepatitis C drug.(1)

We have not changed the makeup of the Portfolio significantly since the beginning of the year. We did decrease our weighting in Financials to an approximate 7% under-weight. We sold American International Group, Inc. and Franklin Resources, Inc. mainly on valuation, Countrywide Financial Corp. on negative revisions, and Bank of America Corp. on lack of organic growth.(1)

We also decreased our weighting in Industrials to a substantial under-weight, selling Honeywell International, Inc., Deere & Co., and L3 Communications Holdings, Inc., on valuation as they neared our target prices. We also sold United Technologies Corp. on concerns of a slowdown in its air conditioning business.(1)

We added slightly to Information Technology during the period, increasing our over-weight in this sector. We added Texas Instruments, Inc., on strength in the 3G wireless phone market, and Intel Corp. since seeing less competition from AMD and increased margins through pricing. We also added Corning, Inc. and AU Optronics Corp. on continuing strong demand in the glass and LCD business, and we expect increased profitability over the next few years. In this sector we sold Adobe Systems, Inc. before their earnings report, on lower expectations for earnings growth despite a new product upgrade cycle. We also sold JDS Uniphase Corp. prior to their earnings report on weakness in opto-type competitors, and Ciena Corp. on talks of margin compression.(1)

Earlier in the year we decreased our weighting in Consumer Staples, but then added substantially, buying Colgate-Palmolive Co., Kraft Foods, Inc., Procter and Gamble Co., and Unilever NV, as we saw estimates rising, more innovative product introductions, and significant cost cutting. We also added The Coca-Cola Co., on improving volumes and positive revisions.(1)

The Portfolio appears to be positioned somewhat defensively going into the second half of the year. We are over-weighted in Consumer Staples and Health Care and under-weighted in Financials. However, we are also over-weighted in Information Technology, balancing an under-weight in Industrials. We expect the Portfolio to do well in the current environment. If the economy all of a sudden weakened, we expect the expectations of a fed interest rate cut could put pressure on the relative Portfolio return.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

(continued)

Ohio National Fund, Inc.
Bristol Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets

Common Stocks (3)	98.1
Repurchase Agreements Less Net Liabilities	1.9

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

		% of Net Assets

1.	Cisco Systems, Inc.	2.4
2.	The Procter & Gamble Co.	2.2
3.	NIKE, Inc. Class B	2.2
4.	Intel Corp.	2.1
5.	The Coca-Cola Co.	2.1
6.	International Business
	Machines Corp.	2.1
7.	Johnson & Johnson	2.1
8.	PepsiCo, Inc.	2.1
9.	AT&T Inc.	2.1
10.	Merck & Co., Inc.	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

% of Net Assets

Information Technology	24.2
Health Care	17.1
Financials	13.4
Consumer Staples	12.3
Consumer Discretionary	11.1
Energy	9.7
Materials	5.1
Telecommunication Services	3.5
Industrials	1.3
Utilities	0.4

98.1

Ohio National Fund, Inc.
Bristol Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 98.1%	Shares	Value

CONSUMER DISCRETIONARY – 11.1%
Auto Components – 1.1%
Johnson Controls, Inc.	8,400	$972,468

Hotels, Restaurants & Leisure – 3.1%
Hilton Hotels Corp.	15,700	525,479
Royal Caribbean Cruises Ltd.	19,100	820,918
Starwood Hotels & Resorts Worldwide, Inc.	18,600	1,247,502

		2,593,899

Media – 1.9%
Citadel Broadcasting Corp.	9	58
The Walt Disney Co.	48,100	1,642,134

		1,642,192

Multiline Retail – 2.0%
J.C. Penney Co. Inc.	22,900	1,657,502

Specialty Retail – 0.8%
Abercrombie & Fitch Co. Class A	9,500	693,310

Textiles, Apparel & Luxury Goods – 2.2%
NIKE, Inc. Class B	31,800	1,853,622

TOTAL CONSUMER DISCRETIONARY		9,412,993

CONSUMER STAPLES – 12.3%
Beverages – 4.2%
PepsiCo, Inc.	27,300	1,770,405
The Coca-Cola Co.	34,300	1,794,233

		3,564,638

Food Products – 4.8%
General Mills, Inc.	27,500	1,606,550
Kraft Foods, Inc. Class A	37,900	1,335,975
Unilever NV – ADR	35,300	1,095,006

		4,037,531

Household Products – 3.3%
Colgate-Palmolive Co.	14,000	907,900
The Procter & Gamble Co.	30,500	1,866,295

		2,774,195

TOTAL CONSUMER STAPLES		10,376,364

ENERGY – 9.7%
Energy Equipment & Services – 3.2%
Baker Hughes, Inc.	19,000	1,598,470
Grant Prideco, Inc. (a)	21,300	1,146,579

		2,745,049

Oil, Gas & Consumable Fuels – 6.5%
Apache Corp.	13,900	1,134,101
Cameco Corp.	21,000	1,065,540
Hess Corp.	25,600	1,509,376
Noble Energy, Inc.	8,100	505,359
Occidental Petroleum Corp.	22,100	1,279,148

		5,493,524

TOTAL ENERGY		8,238,573

FINANCIALS – 13.4%
Capital Markets – 3.7%
Morgan Stanley	19,200	1,610,496
The Goldman Sachs Group, Inc.	6,900	1,495,575

		3,106,071

Commercial Banks – 1.5%
Wachovia Corp.	24,400	1,250,500

Consumer Finance – 1.9%
Capital One Financial Corp.	20,400	1,600,176

Diversified Financial Services – 1.8%
JPMorgan Chase & Co.	31,800	1,540,710

Insurance – 3.6%
The Chubb Corp.	31,000	1,678,340
The Hartford Financial Services Group, Inc.	13,900	1,369,289

		3,047,629

Thrifts & Mortgage Finance – 0.9%
The PMI Group Inc.	17,300	772,791

TOTAL FINANCIALS		11,317,877

HEALTH CARE – 17.1%
Biotechnology – 4.3%
BioMarin Pharmaceutical, Inc. (a)	68,800	1,234,272
Human Genome Sciences, Inc. (a)	92,800	827,776
Vertex Pharmaceuticals, Inc. (a)	54,100	1,545,096

		3,607,144

Health Care Equipment & Supplies – 2.3%
Cooper Cos. Inc.	26,500	1,412,980
Gen-Probe, Inc. (a)	8,300	501,486

		1,914,466

Life Sciences Tools & Services – 2.6%
Applera Corp – Applied Biosystems Group	22,100	674,934
Thermo Fisher Scientific, Inc. (a)	29,800	1,541,256

		2,216,190

Pharmaceuticals – 7.9%
Abbott Laboratories	30,100	1,611,855
Johnson & Johnson	28,900	1,780,818
Merck & Co., Inc.	34,400	1,713,120
Wyeth	27,600	1,582,584

		6,688,377

TOTAL HEALTH CARE		14,426,177

INDUSTRIALS – 1.3%
Industrial Conglomerates – 1.3%
Textron, Inc.	10,200	1,123,122

TOTAL INDUSTRIALS		1,123,122

INFORMATION TECHNOLOGY – 24.2%
Communications Equipment – 4.3%
Cisco Systems, Inc. (a)	71,000	1,977,350
Corning, Inc. (a)	23,400	597,870

(continued)

Ohio National Fund, Inc.
Bristol Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 98.1%	Shares	Value

Communications Equipment (continued)
QUALCOMM, Inc.	24,200	$1,050,038

		3,625,258

Computers & Peripherals – 5.3%
Apple Inc. (a)	8,700	1,061,748
Hewlett-Packard Co.	36,300	1,619,706
International Business Machines Corp.	17,000	1,789,250

		4,470,704

Electronic Equipment & Instruments – 0.6%
AU Optronics Corp. – ADR	31,500	541,800

Internet Software & Services – 3.8%
eBay, Inc. (a)	27,100	872,078
Google, Inc. Class A (a)	2,300	1,203,774
Yahoo!, Inc. (a)	41,100	1,115,043

		3,190,895

IT Services – 1.1%
Hewitt Associates, Inc. Class A (a)	27,900	892,800

Semiconductor & Semiconductor Equipment – 7.2%
Applied Materials, Inc.	83,600	1,661,132
Intel Corp.	76,000	1,805,760
Maxim Integrated Products, Inc.	44,200	1,476,722
Texas Instruments, Inc.	31,500	1,185,345

		6,128,959

Software – 1.9%
Microsoft Corp.	55,500	1,635,585

TOTAL INFORMATION TECHNOLOGY		20,486,001

MATERIALS – 5.1%
Chemicals – 5.1%
Agrium, Inc.	29,700	1,299,375
Cytec Industries, Inc.	22,000	1,402,940
Chemicals (continued)
Rohm & Haas Co.	29,200	1,596,656

TOTAL MATERIALS		4,298,971

TELECOMMUNICATION SERVICES – 3.5%
Diversified Telecommunication Services – 3.5%
AT&T Inc.	42,200	1,751,300
Verizon Communications, Inc.	29,400	1,210,398

TOTAL TELECOMMUNICATION SERVICES		2,961,698

UTILITIES – 0.4%
Electric Utilities – 0.4%
FirstEnergy Corp.	4,900	317,177

TOTAL UTILITIES		317,177

Total Common Stocks (Cost $78,032,335)		$82,958,953

	Face	Fair
Repurchase Agreements – 1.9%	Amount	Value

U.S. Bank 4.100% 07/02/2007	$1,594,000	$1,594,000

Repurchase price $1,594,545
Collateralized by:
Federal Home Loan Mortgage Corp. Gold Pool #E99143 4.500%, 09/01/2018 Fair Value: $1,625,892
Total Repurchase Agreements (Cost $1,594,000)		$1,594,000

Total Investments – 100.0% (Cost $79,626,335) (b)		$84,552,953
Liabilities in Excess of Other Assets – 0.0%		(6,375)

Net Assets – 100.0%		$84,546,578

Percentages are stated as a percent of net assets.

Abbreviations:

  ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $79,626,335)	$84,552,953
Cash	2,279
Receivable for securities sold	1,265,319
Receivable for fund shares sold	263,666
Dividends and accrued interest receivable	70,765
Prepaid expenses and other assets	211

Total assets	86,155,193

Liabilities:
Payable for securities purchased	1,537,514
Payable for fund shares redeemed	17
Payable for investment management services	55,026
Payable for compliance services	378
Accrued custody expense	1,941
Accrued professional fees	5,528
Accrued accounting fees	4,846
Accrued printing and filing fees	3,266
Other accrued expenses	99

Total liabilities	1,608,615

Net assets	$84,546,578

Net assets consist of:
Par value, $1 per share	$6,032,942
Paid-in capital in excess of par value	65,600,891
Accumulated net realized gain on investments	7,733,763
Net unrealized appreciation on investments	4,926,618
Undistributed net investment income	252,364

Net assets	$84,546,578

Shares outstanding	6,032,942

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$14.01

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$43,204
Dividends (net of withholding tax of $312)	474,663

Total investment income	517,867

Expenses:
Management fees	289,113
Custodian fees	5,460
Directors’ fees	1,762
Professional fees	6,348
Accounting fees	14,229
Printing and filing fees	3,718
Compliance expense	2,358
Other	451

Total expenses	323,439

Net investment income	194,428

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	4,630,054
Change in unrealized appreciation/depreciation on investments	309,627

Net realized/unrealized gain (loss) on investments	4,939,681

Change in net assets from operations	$5,134,109

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$194,428	$251,141
Net realized gain (loss) on investments	4,630,054	3,172,587
Change in unrealized appreciation/depreciation on investments	309,627	3,769,139

Change in net assets from operations	5,134,109	7,192,867

Distributions to shareholders:
Distributions of net realized capital gains	—	(193,205)

Capital transactions:
Received from shares sold	17,890,142	26,600,807
Received from dividends reinvested	—	193,205
Paid for shares redeemed	(926,372)	(1,325,643)

Change in net assets from capital transactions	16,963,770	25,468,369

Change in net assets	22,097,879	32,468,031
Net Assets:
Beginning of period	62,448,699	29,980,668

End of period	$84,546,578	$62,448,699

Undistributed net investment income	$252,364	$57,936

 Financial Highlights

	Six-Month Period
	Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of period	$13.08		$11.27	$10.06	$10.43	$7.90
Operations:
Net investment income	0.03		0.04	0.01	0.13	0.03
Net realized and unrealized gain (loss) on investments	0.90		1.81	1.20	0.63	2.53

Total from operations	0.93		1.85	1.21	0.76	2.56

Distributions:
Distributions from net investment income	—		(0.04)	—	(0.10)	(0.03)
Distributions of net realized capital gains	—		—	—	(1.03)	—

Total distributions	—		(0.04)	—	(1.13)	(0.03)

Net asset value, end of period	$14.01		$13.08	$11.27	$10.06	$10.43

Total return	7.11	%(b)	16.42%	12.03%	8.62%	32.44%
Ratios and supplemental data:
Net assets at end of period (millions)	$84.5		$62.4	$30.0	$8.1	$7.0
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.89	%(a)	0.92%	0.96%	0.27%	0.86%
Net investment income	0.54	%(a)	0.56%	0.54%	1.45%	0.39%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.89	%(a)	0.92%	0.96%	1.07%	1.25%
Portfolio turnover rate	98%		216%	224%	300%	224%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Objective

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of June 30, 2007

Average Annual Total Returns:

One year	25.42%
Five year	10.85%
Since inception (5/1/02)	6.24%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more, or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the Bryton Growth Portfolio returned 11.95% versus 9.33% for the current benchmark, the Russell 2000 Growth Index.

We reduced the Health Care sector’s weighting but still maintained a 2% over-weight believing our stocks could consistently deliver strong results and outperform even in a slowing economy. We sold Viasys Healthcare, Inc. upon an acquisition announced by Cardinal Health, Micrus Endovascular Corp. after it reached our price target, Protein Design Labs due to concerns of weak hospital product sales and limited upside to our target price, and Coly Pharmaceutical on clinical trials failure. We bought Wright Medical Group, Inc. on improving sales trends, promising new product introductions and cheap valuation, and NuVasive, Inc., a maker of monitoring systems and surgical tools to perform minimally invasive spine procedures, as it is improving sales productivity and new products are gaining market share.(1)

We continue to maintain an under-weight position in Consumer Discretionary stocks on a pessimistic consumer-spending outlook due to the slow down in the housing market and high energy prices. We sold Wild Oats Markets, Inc. upon Whole Food’s acquisition announcement, Aeropostale, Inc. when its shares reached fair value, Borders Group, Inc. due to challenging industrial trends, and QuikSilver, Inc. on negative revisions and warm weather reduced revenues from winter sport merchandise. We bought Gmarket, Inc., a Korean e-commerce company on market share gain and cheap valuation. Other new entrants to the Portfolio were The Bon-Ton Stores, Inc., The Childrens Place Retail Stores, Inc. and New York & Co., Inc., which are selling at discounts to growth potentials.(1)

We added Dynamic Materials Corp. to our Industrials holdings on secular growth in demand for specialty metals for jet engines, power generation, and the belief that petrochemical processing will continue to drive earnings growth.(1)

Among our outperformers, aQuantive, Inc., up over 150%, Viasys Healthcare, Inc. up 55%, and Wild Oats Markets, Inc., up over 25%, were subject to buy out offers. Another outperformer, BE Aerospace, Inc. was up 60% continuing to benefit from a commercial aerospace recovery. Quanta Services, Inc., up 55%, profited from growth in demand for electricity and increased levels of outsourcing from its utility customers. Overcrowded prison systems led to elevated demand for facilities from Corrections Corp. of America and The GEO Group Inc. up 40% and 55% respectively.(1)

Many of our detractors came from the Health Care and Consumer Discretionary sectors. Retailers such as New York & Co., Inc., down 26%, The Bon-Ton Stores Inc., down 16%, HOT Topic, Inc., down 15%, and Quiksilver, Inc., down 18%, performed poorly in a difficult retail environment. In Health Care, Coley Pharmaceutical Group Inc. was down 62% due to a clinical trial failure, and Nektar Therapeutics was down 36% on slower adoption of the company’s new product. Other detractors included Insituform Technologies, Inc., down 16% due to a stagnant sewer rehabilitation market and QLogic Corp., down 24%, losing market share to competitors.(1)

Equity markets finished the first half of the year on a positive note, with indices repeatedly hitting new highs, though with higher volatility due to inflation worries. Rising Treasury yields raised borrowing costs, housing continued to be a drag, and subprime problems showed no signs of abating. As we enter the second half of the year, however, we are encouraged by the U.S. economy’s resilience especially given the overall employment picture. Robust growth around the globe and the availability of capital for mergers and acquisitions activities will offer support for equity valuations, which in general, are still not expensive. Expectations on corporate profit growth seem reasonable, evidenced by the lack of negative earnings preannouncements. That is the basis for our optimistic view on domestic equities, and we feel the Portfolio is properly positioned for this environment.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

(continued)

Ohio National Fund, Inc.
Bryton Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The Index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets

Common Stocks (3)	93.4
Repurchase Agreements Less Net Liabilities	6.6

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

		% of Net Assets

1.	Sohu.com, Inc.	1.9
2.	The GEO Group Inc.	1.9
3.	Quanta Services, Inc.	1.8
4.	BE Aerospace, Inc.	1.8
5.	DRS Technologies, Inc.	1.7
6.	LKQ Corp.	1.7
7.	Kaydon Corp.	1.7
8.	DJO Inc.	1.7
9.	PMC – Sierra, Inc.	1.7
10.	NuVasive, Inc.	1.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.
(3)	Sectors:

% of Net Assets

Information Technology	23.4
Health Care	19.8
Industrials	17.9
Consumer Discretionary	13.7
Financials	8.0
Energy	5.8
Consumer Staples	3.5
Materials	1.3

93.4

Ohio National Fund, Inc.
Bryton Growth Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 93.4%	Shares	Value

CONSUMER DISCRETIONARY – 13.7%
Distributors – 3.1%
Keystone Automotive Industries, Inc. (a)	17,000	$703,290
LKQ Corp. (a)	34,000	838,440

		1,541,730

Hotels, Restaurants & Leisure – 0.4%
Shuffle Master, Inc. (a)	12,000	199,200

Internet & Catalog Retail – 1.6%
Gmarket, Inc. – ADR (a)	40,000	777,200

Multiline Retail – 1.6%
The Bon-Ton Stores Inc.	20,000	801,200

Specialty Retail – 5.6%
HOT Topic, Inc. (a)	58,000	630,460
New York & Co, Inc. (a)	55,000	602,800
Pacific Sunwear Of California Inc. (a)	33,000	726,000
The Childrens Place Retail Stores, Inc. (a)	15,000	774,600

		2,733,860

Textiles, Apparel & Luxury Goods – 1.4%
The Warnaco Group, Inc. (a)	18,000	708,120

TOTAL CONSUMER DISCRETIONARY		6,761,310

CONSUMER STAPLES – 3.5%
Food & Staples Retailing – 1.6%
BJ’s Wholesale Club, Inc. (a)	22,000	792,660

Food Products – 1.5%
Hain Celestial Group, Inc. (a)	27,000	732,780

Household Products – 0.4%
Central Garden and Pet Co. (a)	15,000	183,900

TOTAL CONSUMER STAPLES		1,709,340

ENERGY – 5.8%
Energy Equipment & Services – 2.7%
CARBO Ceramics, Inc.	14,000	613,340
Superior Energy Services, Inc. (a)	18,000	718,560

		1,331,900

Oil, Gas & Consumable Fuels – 3.1%
Arena Resources, Inc. (a)	13,100	761,241
Berry Petroleum Co. Class A	20,000	753,600

		1,514,841

TOTAL ENERGY		2,846,741

FINANCIALS – 8.0%
Capital Markets – 3.0%
Affiliated Managers Group, Inc. (a)	5,500	708,180
Waddell & Reed Financial, Inc. Class A	29,000	754,290

		1,462,470

Commercial Banks – 3.6%
Cathay General Bancorp	12,000	402,480
Prosperity Bancshares, Inc.	18,000	589,680
Texas Capital Bancshares, Inc. (a)	19,000	424,650
UCBH Holdings, Inc.	20,000	365,400

		1,782,210

Real Estate Management & Development – 1.4%
Jones Lang LaSalle, Inc.	6,000	681,000

TOTAL FINANCIALS		3,925,680

HEALTH CARE – 19.8%
Biotechnology – 4.0%
BioMarin Pharmaceutical, Inc. (a)	22,900	410,826
Cubist Pharmaceuticals, Inc. (a)	20,000	394,200
Human Genome Sciences, Inc. (a)	25,300	225,676
Isis Pharmaceuticals, Inc. (a)	52,000	503,360
Vertex Pharmaceuticals, Inc. (a)	16,000	456,960

		1,991,022

Health Care Equipment & Supplies – 11.3%
American Medical Systems Holdings, Inc. (a)	42,000	757,680
ArthroCare Corp. (a)	6,300	276,633
Conceptus, Inc. (a)	23,000	445,510
DJO Inc. (a)	20,000	825,400
ev3, Inc. (a)	31,000	523,280
Hologic, Inc. (a)	14,000	774,340
Northstar Neuroscience, Inc. (a)	33,000	383,790
NuVasive, Inc. (a)	30,000	810,300
Wright Medical Group, Inc. (a)	33,000	795,960

		5,592,893

Health Care Providers & Services – 2.6%
Psychiatric Solutions, Inc. (a)	22,000	797,720
Sunrise Senior Living, Inc. (a)	12,000	479,880

		1,277,600

Life Sciences Tools & Services – 1.4%
Exelixis, Inc. (a)	29,000	350,900
Nektar Therapeutics (a)	35,000	332,150

		683,050

Pharmaceuticals – 0.5%
Inyx, Inc. (a)	95,000	231,800

TOTAL HEALTH CARE		9,776,365

INDUSTRIALS – 17.9%
Aerospace & Defense – 3.5%
BE Aerospace, Inc. (a)	21,000	867,300
DRS Technologies, Inc.	15,000	859,050

		1,726,350

Commercial Services & Supplies – 4.7%
Corrections Corp. of America (a)	11,950	754,164
Herman Miller, Inc.	20,000	632,000
The GEO Group Inc. (a)	32,000	931,200

		2,317,364

Construction & Engineering – 2.8%
Insituform Technologies, Inc. Class A (a)	22,000	479,820
Quanta Services, Inc. (a)	29,000	889,430

		1,369,250

Machinery – 6.9%
Columbus McKinnon Corp. (a)	25,000	805,000
Dynamic Materials Corp. (a)	20,000	750,000
Kaydon Corp.	16,000	833,920

(continued)

Ohio National Fund, Inc.
Bryton Growth Portfolio (Continued)

Schedule of Investments	June 30, 2007

		Fair
Common Stocks – 93.4%	Shares	Value

Machinery (continued)
Manitowoc Co. Inc.	3,000	$241,140
The Middleby Corp. (a)	13,000	777,660

		3,407,720

TOTAL INDUSTRIALS		8,820,684

INFORMATION TECHNOLOGY – 23.4%
Communications Equipment – 4.9%
C-COR, Inc. (a)	50,000	703,000
Finisar Corp. (a)	190,000	718,200
Foundry Networks, Inc. (a)	48,000	799,680
Sirenza Microdevices, Inc. (a)	15,000	178,050

		2,398,930

Computers & Peripherals – 2.3%
Emulex Corp. (a)	34,000	742,560
QLogic Corp. (a)	24,000	399,600

		1,142,160

Internet Software & Services – 3.5%
aQuantive, Inc. (a)	12,000	765,600
Sohu.com, Inc. (a)	30,000	959,700

		1,725,300

IT Services – 1.6%
Wright Express Corp. (a)	23,000	788,210

Semiconductor & Semiconductor Equipment – 9.6%
Anadigics, Inc. (a)	30,000	413,700
Applied Micro Circuits Corp. (a)	230,000	575,000
Atheros Communications, Inc. (a)	25,000	771,000
Micrel, Inc.	62,000	788,640
ON Semiconductor Corp. (a)	74,000	793,280
PMC – Sierra, Inc. (a)	105,000	811,650
Silicon Laboratories, Inc. (a)	17,000	588,370

		4,741,640

Software – 1.5%
Informatica Corp. (a)	50,000	738,500

TOTAL INFORMATION TECHNOLOGY		11,534,740

MATERIALS – 1.3%
Metals & Mining – 1.3%
FNX Mining Co., Inc. (FNX CN) (a) (b)	3,000	91,303
FNX Mining Co., Inc. (FNXMF) (a)	19,000	575,225

TOTAL MATERIALS		666,528

Total Common Stocks (Cost $40,694,439)		$46,041,388

	Face	Fair
Repurchase Agreements – 7.2%	Amount	Value

U.S. Bank 4.100% 07/02/2007	$3,539,000	$3,539,000

Repurchase price $3,540,209
Collateralized by:
Federal Home Loan Mortgage Corp. Gold Pool #E99143 4.500%, 09/01/2018 Fair Value: $3,609,807
Total Repurchase Agreements (Cost $3,539,000)		$3,539,000

Total Investments – 100.6% (Cost $44,233,439) (c)		$49,580,388
Liabilities in Excess of Other Assets – (0.6)%		(319,835)

Net Assets – 100.0%		$49,260,553

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security denominated in foreign currency and traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. This security represents $91,303 or 0.2% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $44,233,439)	$49,580,388
Cash	112
Receivable for securities sold	785,781
Receivable for fund shares sold	239,263
Dividends and accrued interest receivable	4,998
Prepaid expenses and other assets	83

Total assets	50,610,625

Liabilities:
Payable for securities purchased	1,305,557
Payable for fund shares redeemed	3
Payable for investment management services	33,167
Payable for compliance services	378
Accrued custody expense	896
Accrued professional fees	5,374
Accrued accounting fees	3,104
Accrued printing and filing fees	1,548
Other accrued expenses	45

Total liabilities	1,350,072

Net assets	$49,260,553

Net assets consist of:
Par value, $1 per share	$3,627,586
Paid-in capital in excess of par value	37,379,197
Accumulated net realized gain on investments	3,035,193
Net unrealized appreciation on investments	5,346,949
Accumulated net investment loss	(128,372)

Net assets	$49,260,553

Shares outstanding	3,627,586

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$13.58

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$45,130
Dividends	28,383

Total investment income	73,513

Expenses:
Management fees	160,466
Custodian fees	2,872
Directors’ fees	929
Professional fees	5,893
Accounting fees	9,147
Printing and filing fees	1,893
Compliance expense	2,358
Other	179

Total expenses	183,737

Net investment loss	(110,224)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	1,200,942
Change in unrealized appreciation/depreciation on investments	3,328,778

Net realized/unrealized gain (loss) on investments	4,529,720

Change in net assets from operations	$4,419,496

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(110,224)	$(123,239)
Net realized gain (loss) on investments	1,200,942	2,023,627
Change in unrealized appreciation/depreciation on investments	3,328,778	927,702

Change in net assets from operations	4,419,496	2,828,090

Distributions to shareholders:
Distributions of net realized capital gains	—	(194,124)

Capital transactions:
Received from shares sold	16,142,265	17,005,780
Received from dividends reinvested	—	194,124
Paid for shares redeemed	(562,120)	(1,812,906)

Change in net assets from capital transactions	15,580,145	15,386,998

Change in net assets	19,999,641	18,020,964
Net Assets:
Beginning of period	29,260,912	11,239,948

End of period	$49,260,553	$29,260,912

Accumulated net investment loss	$(128,372)	$(18,148)

 Financial Highlights

	Six-Month Period
	Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of period	$12.13		$10.46	$10.03	$9.33	$6.88
Operations:
Net investment income (loss)	(0.03)		(0.03)	(0.06)	—	(0.05)
Net realized and unrealized gain (loss) on investments	1.48		1.78	0.49	0.70	2.50

Total from operations	1.45		1.75	0.43	0.70	2.45

Distributions:
Distributions of net realized capital gains	—		(0.08)	—	—	—

Net asset value, end of period	$13.58		$12.13	$10.46	$10.03	$9.33

Total return	11.95	%(b)	16.74%	4.30%	7.50%	35.61%
Ratios and supplemental data:
Net assets at end of period (millions)	$49.3		$29.3	$11.2	$7.0	$5.9
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.97	%(a)	1.04%	1.11%	0.30%	0.99%
Net investment income (loss)	(0.58	)%(a)	(0.67)%	(0.74)%	0.03%	(0.80)%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.97	%(a)	1.04%	1.11%	1.15%	1.45%
Portfolio turnover rate	27%		99%	155%	150%	201%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Objective

The U.S. Equity Portfolio seeks capital appreciation with a secondary objective of capital preservation to provide long term growth by investing within under-priced sectors and industries.

 Performance as of June 30, 2007

Average Annual Total Returns:
One year	12.87%
Since inception (5/1/04)	13.73%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the U.S. Equity Portfolio returned 9.34% versus 7.43% for the current benchmark, the S&P Composite 1500 Index.

The dominant themes affecting the market during the first half of 2007, in our view, were fear and value. At the beginning of the period, our system measured a value-to-price ratio of 1.15 for the domestic equity market, and we detected value across all sectors.

Despite pervasive fears of recession, inflation, and a housing meltdown, the S&P Composite 1500 Index gained just over 3.5% by February 20, 2007. This uptrend abruptly reversed on February 27, 2007, as a near-perfect storm hit the global financial markets. China started that day with the Shanghai Composite Index falling -8.8% as investors cashed in on profits due to fears the Chinese government would begin taking steps to cool the market.

On the heels of that sell-off, U.S. durable goods reported for January fell much more than expected, median home sale prices dropped, and again investors were spooked by the “sub-prime meltdown” and by former Federal Reserve Chairman Alan Greenspan’s statement that a recession was “possible” by the end of 2007.

In a single day, the S&P Composite 1500 Index sank from a 3.00% gain for the year into negative territory, falling 3.43%. While equities plummeted, the combination of a flight to quality and stronger beliefs that the Fed would soon cut rates to stave off the impending recession led Treasuries to their best one-day gain since June 2005.

Rather than following the herd to defensive instruments, we stayed true to our disciplined quantitative system, which continued to show value in equities. On March 5, 2007, our methodology measured a 1.26 value-to-price ratio for the domestic equity market. We maintained our bullish stance on equities and participated fully in the rally that followed in which the S&P Composite 1500 Index rose more than 10% from March 5 through June 30, 2007.

Following the rally described above, we saw some dissipation of value in the overall equity market and to a greater extent in certain sectors. By June 30, 2007, the value-to-price ratio of the domestic market fell to 1.06, while sectors such as Materials, Telecommunication Services, and Utilities became overvalued.

Our readings have led to over-weight positions in undervalued sectors including Energy and Industrials and a further move to under-weight the overvalued Materials, Telecommunication Services, and Utilities sectors. While this repositioning has changed the makeup of the Portfolio, it is weighted in those areas we calculate are most undervalued.(1)

Sector weightings played a major role in the Portfolio’s outperformance, particularly over-weight positions in the Materials and Industrials sectors throughout the period. These sectors proved to be two of the top three sector performers for the Index. The Portfolio was under-weighted in both the Financials and Consumer Staples sectors, which ended the six-month period as the two worst-performing sectors in the index.(1)

Industry weightings were also pivotal in the Portfolio’s positive returns. Although the Portfolio was slightly under-weighted in the Energy sector (one of the top-performing sectors over the time period), we held over-weight positions in the oil & gas equipment & services, oil & gas drilling, and coal & consumable fuels industries, which were the three of the four top-performing industries within the Energy sector. This industry selection allowed the Portfolio to outperform the index with Energy holdings despite its under-weight position.(1)

The top five performers in terms of total return during the semiannual period were Martin Marietta Materials, Inc., Avnet, Inc., Alcan Inc., Telefonos de Mexico S.A.B. de C.V., and Apple Inc. The five worst performers were Hovnanian Enterprises Inc., Centex Corp., Cash America International Inc., Symantec Corp., and Honda Motor Co. Ltd.(1)

The top five contributors to returns during the semiannual period were Avnet, Inc., Cummins, Inc., Johnson Controls, Inc., Alcan Inc., and Cameron International Corp. The five largest detractors to returns were Microsoft Corp., Cash America International Inc., Centex Corp., Honda Motor Co. Ltd. and Hovnanian Enterprises Inc.(1)

Although we continue to see value in the overall equity market, lower valuations have warranted a shift toward certain sectors and away from others. We have increased the Portfolio’s holdings in those sectors we see as most undervalued, primarily Energy and Industrials. At the same time, we have pared back the Portfolio’s weightings in those sectors we see as most overvalued, including Materials, Telecommunication Services, Utilities, and Consumer Staples.(1)

Despite the relatively low 1.06 value-to-price (“V/P”) ratio we measured at period-end for the overall market, we continue to find industries such as oil & gas drilling (1.61 V/P as of June 30, 2007), reinsurance (1.31 V/P), and oil & gas equipment services (1.27 V/P) that, in our estimation, not only have significant value but also are showing compelling strength.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

(continued)

Ohio National Fund, Inc.
U.S. Equity Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The Index was developed with a base value of 100 as of December 30, 1994. The Index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets

Common Stocks (3)	97.7
Short-Term Notes Less Net Liabilities	2.3

100.0

 Top 10 Portfolio Holdings as of June 30,2007 (1) (2)

		% of Net Assets

1.	AT&T Inc.	2.7
2.	Johnson Controls, Inc.	2.5
3.	International Business Machines Corp.	2.2
4.	Cameron International Corp.	2.2
5.	American International Group, Inc.	2.1
6.	AFLAC, Inc.	1.9
7.	WellPoint, Inc.	1.9
8.	Diamond Offshore Drilling, Inc.	1.8
9.	Atwood Oceanics, Inc.	1.7
10.	Peabody Energy Corp.	1.7

(1) Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

% of Net Assets

Financials	18.2
Industrials	18.1
Information Technology	15.1
Energy	13.1
Health Care	13.0
Consumer Discretionary	12.8
Telecommunication Services	4.9
Materials	2.5

97.7

Ohio National Fund, Inc.
U.S. Equity Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 97.7%	Shares	Value

CONSUMER DISCRETIONARY – 12.8%
Auto Components – 4.6%
BorgWarner, Inc.	2,360	$203,054
Johnson Controls, Inc.	5,100	590,427
Superior Industries International Inc.	14,880	323,789

		1,117,270

Household Durables – 2.0%
Jarden Corp. (a)	8,440	363,005
Lifetime Brands, Inc.	5,340	109,203

		472,208

Media – 3.0%
EchoStar Communications Corp. Class A (a)	2,420	104,955
Meredith Corp.	1,890	116,424
Time Warner, Inc.	6,760	142,230
The DIRECTV Group Inc. (a)	8,700	201,057
The Walt Disney Co.	4,690	160,117

		724,783

Specialty Retail – 3.2%
Abercrombie & Fitch Co. Class A	2,190	159,826
Advance Auto Parts Inc.	5,760	233,453
AutoZone, Inc. (a)	2,660	363,409
		756,688

TOTAL CONSUMER DISCRETIONARY		3,070,949

ENERGY – 13.1%
Energy Equipment & Services – 10.9%
Acergy SA – ADR	8,400	188,664
Atwood Oceanics, Inc. (a)	6,150	422,013
Cameron International Corp. (a)	7,270	519,587
Diamond Offshore Drilling, Inc.	4,160	422,490
ENSCO International, Inc.	6,140	374,601
Grant Prideco, Inc. (a)	7,560	406,955
Rowan Cos., Inc.	2,920	119,661
Schlumberger Ltd. (b)	1,840	156,290

		2,610,261

Oil, Gas & Consumable Fuels – 2.2%
CONSOL Energy, Inc.	2,680	123,575
Peabody Energy Corp.	8,460	409,295

		532,870

TOTAL ENERGY		3,143,131

FINANCIALS – 18.2%
Capital Markets – 6.0%
Credit Suisse Group – ADR	4,630	328,545
Deutsche Bank AG (b)	1,590	230,137
Merrill Lynch & Co., Inc.	1,970	164,653
Morgan Stanley	3,020	253,317
The Goldman Sachs Group, Inc.	1,170	253,597
UBS AG (b)	3,340	200,433

		1,430,682

Commercial Banks – 1.6%
Banco Santander Central Hispano S.A. – ADR	12,490	229,566
Comerica, Inc.	2,690	159,975

		389,541

Diversified Financial Services – 2.6%
Bank of America Corp.	6,120	299,207
JPMorgan Chase & Co.	6,810	329,944

		629,151

Insurance – 8.0%
AFLAC, Inc.	9,100	467,740
American International Group, Inc.	7,320	512,620
Everest Re Group Ltd. (b)	3,400	369,376
MetLife, Inc.	3,320	214,074
Prudential Financial, Inc.	1,250	121,537
Renaissance Re Holdings Ltd. (b)	2,050	127,079
The Hartford Financial Services Group, Inc.	1,180	116,242

		1,928,668

TOTAL FINANCIALS		4,378,042

HEALTH CARE – 13.0%
Biotechnology – 0.4%
Celgene Corp. (a)	1,670	95,741

Health Care Equipment & Supplies – 1.9%
Stryker Corp.	3,810	240,373
Zimmer Holdings, Inc. (a)	2,600	220,714

		461,087

Health Care Providers & Services – 6.9%
Amedisys, Inc. (a)	8,110	294,636
CIGNA Corp.	3,690	192,692
Humana, Inc. (a)	3,610	219,885
UnitedHealth Group, Inc.	7,220	369,231
Universal Health Services, Inc. Class B	1,910	117,465
WellPoint, Inc. (a)	5,690	454,233

		1,648,142

Pharmaceuticals – 3.8%
Forest Laboratories, Inc. Class A (a)	5,800	264,770
Johnson & Johnson	4,020	247,713
KV Pharmaceutical Co. Class A (a)	6,210	169,160
Merck & Co., Inc.	4,640	231,072

		912,715

TOTAL HEALTH CARE		3,117,685

INDUSTRIALS – 18.1%
Aerospace & Defense – 2.4%
AAR Corp. (a)	3,930	129,729
BE Aerospace, Inc. (a)	6,300	260,190
Curtiss-Wright Corp.	4,170	194,364

		584,283

Building Products – 1.1%
American Standard Companies, Inc.	4,650	274,257

Electrical Equipment – 1.9%
Acuity Brands, Inc.	5,020	302,606
Belden CDT, Inc.	2,620	145,017

		447,623

Industrial Conglomerates – 2.4%
General Electric Co.	8,780	336,098
Siemens AG – ADR	1,600	228,896

		564,994

(continued)

Ohio National Fund, Inc.
U.S. Equity Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 97.7%	Shares	Value

Machinery – 3.9%
Astec Industries, Inc. (a)	2,910	$122,860
Cummins, Inc.	3,630	367,392
Deere & Co.	1,150	138,851
Oshkosh Truck Corp.	2,870	180,581
Westinghouse Air Brake Technologies Corp.	3,570	130,412

		940,096

Marine – 1.2%
Kirby Corp. (a)	4,020	154,328
Quintana Maritime Ltd. (b)	8,920	141,114

		295,442

Road & Rail – 4.1%
Burlington Northern Santa Fe Corp.	2,840	241,798
Norfolk Southern Corp.	7,490	393,749
Union Pacific Corp.	3,090	355,814

		991,361

Trading Companies & Distributors – 1.1%
MSC Industrial Direct Co., Inc. Class A	2,560	140,800
Watsco, Inc.	2,110	114,784

		255,584

TOTAL INDUSTRIALS		4,353,640

INFORMATION TECHNOLOGY – 15.1%
Communications Equipment – 2.0%
Harris Corp.	3,490	190,380
Research In Motion Ltd. (a) (b)	1,460	291,985

		482,365

Computers & Peripherals – 3.4%
Apple Inc. (a)	2,370	289,235
International Business Machines Corp.	5,030	529,407

		818,642

Electronic Equipment & Instruments – 4.4%
Amphenol Corp. Class A	5,090	181,459
Anixter International, Inc. (a)	3,390	254,962
Arrow Electronics, Inc. (a)	5,360	205,985
Avnet, Inc. (a)	10,310	408,688

		1,051,094

Internet Software & Services – 2.4%
eBay, Inc. (a)	5,770	185,678
Google, Inc. Class A (a)	750	392,535

		578,213

Office Electronics – 0.5%
Xerox Corp. (a)	6,170	114,022

Semiconductor & Semiconductor Equipment – 1.0%
KLA-Tencor Corp.	2,130	117,043
MEMC Electronic Materials, Inc. (a)	2,040	124,685

		241,728

Software – 1.4%
The9 Ltd. – ADR (a)	7,230	334,460

TOTAL INFORMATION TECHNOLOGY		3,620,524

MATERIALS – 2.5%
Construction Materials – 1.7%
Martin Marietta Materials, Inc.	2,420	392,088

Containers & Packaging – 0.8%
Ball Corp.	3,730	198,324

TOTAL MATERIALS		590,412

TELECOMMUNICATION SERVICES – 4.9%
Diversified Telecommunication Services – 3.4%
AT&T Inc.	15,580	646,570
Telefonica SA – ADR	2,610	174,243

		820,813

Wireless Telecommunication Services – 1.5%
America Movil S.A.B. de C.V. – ADR	3,660	226,664
NII Holdings, Inc. (a)	1,520	122,725

		349,389

TOTAL TELECOMMUNICATION SERVICES		1,170,202

Total Common Stocks (Cost $20,669,085)		$23,444,585

	Face	Fair
Short-Term Notes – 2.8%	Amount	Value

Federal Home Loan Bank Discount Note
0.000% Coupon, 4.743% Effective Yield, 04/02/2007	$660,000	$659,916

Total Short-Term Notes (Cost $659,916)		$659,916

Total Investments – 100.5% (Cost $21,329,001) (b)		$24,104,501
Liabilities in Excess of Other Assets – (0.5)%		(110,890)

Net Assets – 100.0%		$23,993,611

Percentages are stated as a percent of net assets.

Abbreviations:

  ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $21,329,001)	$24,104,501
Cash	1,216
Receivable for securities sold	193,135
Receivable for fund shares sold	332
Dividends and accrued interest receivable	12,047
Prepaid expenses and other assets	82

Total assets	24,311,313

Liabilities:
Payable for securities purchased	291,894
Payable for fund shares redeemed	970
Payable for investment management services	14,818
Payable for compliance services	378
Accrued custody expense	713
Accrued professional fees	5,425
Accrued accounting fees	2,302
Accrued printing and filing fees	1,168
Other accrued expenses	34

Total liabilities	317,702

Net assets	$23,993,611

Net assets consist of:
Par value, $1 per share	$1,601,985
Paid-in capital in excess of par value	17,827,235
Accumulated net realized gain on investments	1,723,426
Net unrealized appreciation on investments	2,775,500
Undistributed net investment income	65,465

Net assets	$23,993,611

Shares outstanding	1,601,985

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$14.98

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$11,586
Dividends (net of withholding tax of $7,193)	139,368

Total investment income	150,954

Expenses:
Management fees	85,681
Custodian fees	2,155
Directors’ fees	555
Professional fees	5,810
Accounting fees	7,077
Printing and filing fees	1,234
Compliance expense	2,358
Other	176

Total expenses	105,046

Net investment income	45,908

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	1,437,514
Change in unrealized appreciation/depreciation on investments	571,006

Net realized/unrealized gain (loss) on investments	2,008,520

Change in net assets from operations	$2,054,428

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$45,908	$85,638
Net realized gain (loss) on investments	1,437,514	282,130
Change in unrealized appreciation/depreciation on investments	571,006	905,832

Change in net assets from operations	2,054,428	1,273,600

Distributions to shareholders:
Distributions from net investment income	—	(62,299)

Capital transactions:
Received from shares sold	1,934,924	9,041,839
Received from dividends reinvested	—	62,299
Paid for shares redeemed	(1,732,288)	(1,284,366)

Change in net assets from capital transactions	202,636	7,819,772

Change in net assets	2,257,064	9,031,073
Net Assets:
Beginning of period	21,736,547	12,705,474

End of period	$23,993,611	$21,736,547

Undistributed net investment income	$65,465	$19,557

 Financial Highlights

	Six-Month Period Ended June 30, 2007		Years Ended December 31,		For the Period from May 1, 2004 *
	(Unaudited)		2006	2005	to December 31, 2004

Selected Per-Share Data:
Net asset value, beginning of period	$13.70		$12.73	$11.71	$10.00
Operations:
Net investment income (loss)	0.03		0.05	—	(0.01)
Net realized and unrealized gain (loss) on investments	1.25		0.96	1.02	1.72

Total from operations	1.28		1.01	1.02	1.71

Distributions:
Distributions from net investment income	—		(0.04)	—	—

Net asset value, end of period	$14.98		$13.70	$12.73	$11.71

Total return	9.34	%(b)	7.93%	8.71%	17.10	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$24.0		$21.7	$12.7	$4.8
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.92	%(a)	0.96%	1.05%	1.40	%(a)
Net investment income (loss)	0.40	%(a)	0.47%	0.03%	(0.30	)%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.92	%(a)	0.96%	1.05%	2.02	%(a)
Portfolio turnover rate	64%		139%	136%	39%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Balanced Portfolio

 Objective

The Balanced Portfolio seeks capital appreciation and income by investing within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

 Performance as of June 30, 2007

Average Annual Total Returns:

One year	13.47%
Since inception (5/1/04)	11.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the Balanced Portfolio returned 7.33% versus 4.91% for the current benchmark, which is composed of 60% S&P Composite 1500 Index and 40% Lehman Brothers U.S. Universal Index.

The dominant themes affecting the market during the first half of 2007, in our view, were fear and value. At the beginning of the period, our system measured a value-to-price ratio of 1.15 for the domestic equity market, and we detected value across all sectors. According to our methodology, equities looked inexpensive compared to bonds, and we started 2007 with about 70% of the Portfolio weighted toward equities, its maximum by policy. Despite pervasive fears of recession, inflation, and a housing meltdown, the S&P Composite 1500 Index gained just over 3.5% by February 20, 2007.

This uptrend abruptly reversed on February 27, 2007, as a near-perfect storm hit the global financial markets. China started that day with the Shanghai Composite Index falling −8.8% as investors cashed in on profits due to fears the Chinese government would begin taking steps to cool the market.

On the heels of that sell-off, U.S. durable goods reported for January fell much more than expected, median home sale prices dropped, and again investors were spooked by the “sub-prime meltdown” and by Federal Reserve Chairman Alan Greenspan’s statement that a recession was “possible” by the end of 2007.

In a single day, the S&P Composite 1500 Index sank from a 3.00% gain for the year into negative territory, falling 3.43%. While equities plummeted, the combination of a flight to quality and stronger beliefs that the Fed would soon cut rates to stave off the impending recession led Treasuries to their best one-day gain since June 2005.

Rather than following the herd to bonds, we stayed true to our disciplined quantitative system, which continued to show value in equities. On March 5, 2007, our methodology measured a 1.26 value-to-price ratio for the domestic equity market, and we maintained the Portfolio’s 70% weighting in equities. This equity concentration allowed the Portfolio to participate fully in the rally that followed, in which the S&P Composite 1500 Index rose more than 10% from March 5 through June 30, 2007.(1)

Bonds, on the other hand, reversed course, with the Lehman Brothers U.S. Universal Bond Index returning −0.53% from March 5 through June 30, 2007 as the 10-year bond saw its yield rise from 4.497% on March 5 to 5.026% by the end of the six-month period.

Given a strong run in equities, we saw value in the equities market dissipate as the six-month period went on. By June 30, 2007, the value-to-price ratio of the domestic market, in our estimation, fell to 1.06. This led to a movement toward bonds, which we believe should reduce the risk profile of the Portfolio. Furthermore, our bond valuations have led us to weight the Portfolio in the shorter end of the yield curve, primarily in high credit quality instruments. The Portfolio has a lower duration than its blended benchmark, a fact that we hope will serve to reduce its risk profile.(1)

The major factor that led to the Portfolio’s outperformance was its over-weight position in equities. Despite the turbulence in the equity markets in late February and concerns over housing, inflation, recession, and a Chinese market implosion, we saw value in the equity market through most of the period and held an over-weight position in equities versus the benchmark. The Portfolio’s average weighting in equities during the period was roughly 68% compared to the 60% equity position of the blended benchmark.(1)

Secondly, the Portfolio’s equity holdings outperformed the equity index returns during the period, rising about 12.64% compared to a 7.43% return for the S&P Composite 1500 Index.

The Portfolio’s equity outperformance was primarily due to over-weight positions in the Materials, Industrials, and Information Technology sectors, the No. 1, No. 3, and No. 4 top-performing sectors within the S&P Composite 1500 Index, respectively. Furthermore, the Portfolio was under-weighted in both the Financials and Consumer Staples sectors, which were the bottom-performing sectors within the S&P Composite 1500 Index during the period.(1)

The top five stock performers in the Portfolio were MasterCard, Inc., Cummins, Inc., Quintana Maritime Ltd., National Oilwell Varco Inc., and Anixter International, Inc. The worst five stock performers in the Portfolio during the period were NovaStar Financial, American Commercial Lines Inc., The First Marblehead Corporation, MCG Capital Corp., and First Cash Financial Services, Inc.(1)

The top five stock contributors to overall returns during the semiannual period were MasterCard Inc., Cummins Inc., National Oilwell Varco Inc., Medco Health Solutions Inc., and Toro Co. The five largest stock detractors were MCG Capital Corp., Altria Group Inc., American Commercial Lines Inc., NovaStar Financial Inc., and Cash America International Inc.(1)

The biggest disappointment for the Portfolio was the lack of leadership from the Health Care sector. Despite attractive

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

valuations for the sector as a whole, it has lacked leadership, with the S&P 1500 Health Care Index trailing overall S&P 1500 returns for the period.(1)

Despite this disappointment, the Portfolio held strong-performing stocks and industries within the Health Care sector. The Portfolio’s Health Care holdings returned approximately 10.06% versus a 6.49% return for the S&P 1500 Healthcare Index for the semiannual period.(1)

Although we continue to see value in the overall equity market, lower valuations have warranted a higher weighting in bonds in the Balanced Portfolio, from 30% to 38% as the period ended.(1)

We have also seen a dissipation of value in sectors such as Materials, Telecommunication Services, and Utilities. As a result, we are shifting to larger positions in sectors we believe have more value and leadership such as Industrials, Energy, and Information Technology. In the fixed-income allocation, despite some steepening of the yield curve, we continue to see the most value and leadership in the short end of the curve.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The Index was developed with a base value of 100 as of December 30, 1994. The Index presented herein includes the effects of reinvested dividends.

The unmanaged Lehman Brothers (LB) U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets
Common Stocks (3)	61.4
Corporate Bonds (3)	14.6
U.S. Government Agency Issues	14.7
U.S. Treasury Obligations	8.5
Short-Term Notes and
Other Net Assets	0.8

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

		% of Net Assets

1.	U.S. Treasury Strips 0.000% 11/15/2007	3.9
2.	Federal Home Loan Mortgage Corporation 5.125% 10/15/2008	3.4
3.	Federal National Mortgage Association 2.500% 06/15/2008	2.8
4.	U.S. Treasury Strips 0.000% 02/15/2008	2.7
5.	Federal National Mortgage Association 6.000% 05/15/2008	2.0
6.	U.S. Treasury Notes 4.375% 01/31/2008	1.9
7.	Microsoft Corp.	1.7
8.	International Business Machines Corp.	1.6
9.	Mastercard, Inc. Class A	1.4
10.	Merck & Co., Inc.	1.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets
Financials	19.2
Information Technology	11.4
Industrials	10.2
Consumer Discretionary	10.1
Health Care	8.8
Energy	8.0
Telecommunication Services	4.2
Materials	2.1
Consumer Staples	1.1
Utilities	0.9

76.0

Ohio National Fund, Inc.
Balanced Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 61.4%	Shares	Value

CONSUMER DISCRETIONARY – 7.9%
Auto Components – 1.9%
Johnson Controls, Inc.	800	$92,616
Superior Industries International Inc.	3,500	76,160

		168,776

Automobiles – 1.5%
General Motors Corp.	1,690	63,882
Honda Motor Co., Ltd. – ADR	2,000	72,580

		136,462

Household Durables – 0.8%
The Black & Decker Corp.	850	75,064

Leisure Equipment & Products – 0.4%
Jakks Pacific, Inc. (a)	1,100	30,954

Media – 1.3%
Comcast Corp. Class A (a)	2,325	65,379
The DIRECTV Group Inc. (a)	2,320	53,615

		118,994

Multiline Retail – 0.7%
Kohl’s Corp. (a)	810	57,534

Specialty Retail – 0.6%
AutoZone, Inc. (a)	360	49,183

Textiles, Apparel & Luxury Goods – 0.7%
NIKE, Inc. Class B	1,000	58,290

TOTAL CONSUMER DISCRETIONARY		695,257

ENERGY – 7.4%
Energy Equipment & Services – 6.5%
Atwood Oceanics, Inc. (a)	1,250	85,775
Cameron International Corp. (a)	1,250	89,337
Diamond Offshore Drilling, Inc.	1,000	101,560
Grant Prideco, Inc. (a)	1,700	91,511
National Oilwell Varco, Inc. (a)	1,000	104,240
Transocean, Inc. (a)	1,000	105,980

		578,403

Oil, Gas & Consumable Fuels – 0.9%
China Petroleum & Chemical Corp. – ADR	700	78,148

TOTAL ENERGY		656,551

FINANCIALS – 11.2%
Capital Markets – 4.1%
Credit Suisse Group – ADR	1,000	70,960
Deutsche Bank AG	400	57,896
The Goldman Sachs Group, Inc.	240	52,020
MCG Capital Corp.	2,910	46,618
The Bank of New York Co., Inc.	1,460	60,502
UBS AG	1,250	75,013

		363,009

Commercial Banks – 1.1%
Wachovia Corp.	660	33,825
Wells Fargo & Co.	1,700	59,789

		93,614

Insurance – 6.0%
AFLAC, Inc.	1,750	89,950
American International Group, Inc.	770	53,923
HCC Insurance Holdings, Inc.	1,140	38,088
Lincoln National Corp.	1,120	79,464
Insurance (continued)
Manulife Financial Corp.	2,250	83,970
MetLife, Inc.	1,220	78,666
Prudential Financial, Inc.	840	81,673
The Hartford Financial Services Group, Inc.	240	23,642

		529,376

TOTAL FINANCIALS		985,999

HEALTH CARE – 8.8%
Biotechnology – 0.7%
Celgene Corp. (a)	1,040	59,623

Health Care Equipment & Supplies – 1.1%
Stryker Corp.	1,500	94,635

Health Care Providers & Services – 4.1%
Aetna, Inc.	1,500	74,100
Manor Care, Inc.	1,500	97,935
Medco Health Solutions, Inc. (a)	1,500	116,985
WellPoint, Inc. (a)	1,000	79,830

		368,850

Pharmaceuticals – 2.9%
Forest Laboratories, Inc. Class A (a)	1,010	46,107
Johnson & Johnson	1,460	89,965
Merck & Co., Inc.	2,450	122,010

		258,082

TOTAL HEALTH CARE		781,190

INDUSTRIALS – 10.0%
Aerospace & Defense – 0.8%
Lockheed Martin Corp.	750	70,598

Building Products – 0.4%
Simpson Manufacturing Co., Inc.	1,200	40,488

Electrical Equipment – 0.8%
Acuity Brands, Inc.	1,150	69,322

Industrial Conglomerates – 0.5%
General Electric Co.	1,090	41,725

Machinery – 3.5%
Cummins, Inc.	1,000	101,210
The Toro Co.	2,000	117,780
Westinghouse Air Brake Technologies Corp.	2,500	91,325

		310,315

Marine – 0.5%
Quintana Maritime Ltd.	3,100	49,042

Road & Rail – 2.3%
Burlington Northern Santa Fe Corp.	1,000	85,140
Canadian Pacific Railway Ltd.	1,000	68,820
Knight Transportation, Inc.	2,500	48,450

		202,410

Trading Companies & Distributors – 1.2%
Aircastle Ltd	1,500	59,715
Watsco, Inc.	800	43,520

		103,235

TOTAL INDUSTRIALS		887,135

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 61.4%	Shares	Value

INFORMATION TECHNOLOGY – 10.7%
Communications Equipment – 0.9%
Cisco Systems, Inc. (a)	2,800	$77,980

Computers & Peripherals – 3.3%
Dell, Inc. (a)	2,500	71,375
Hewlett-Packard Co.	1,800	80,316
International Business Machines Corp.	1,370	144,193

		295,884

Electronic Equipment & Instruments – 0.9%
Anixter International, Inc. (a)	1,050	78,970

Internet Software & Services – 0.7%
Google, Inc. Class A (a)	120	62,806

IT Services – 1.4%
Mastercard, Inc. Class A	750	124,403

Office Electronics – 0.9%
Xerox Corp. (a)	4,300	79,464

Semiconductor & Semiconductor Equipment – 0.9%
Taiwan Semiconductor Manufacturing Co., Ltd. – ADR	7,035	78,299

Software – 1.7%
Microsoft Corp.	5,020	147,939

TOTAL INFORMATION TECHNOLOGY		945,745

MATERIALS – 2.1%
Containers & Packaging – 1.0%
Ball Corp.	1,670	88,794

Metals & Mining – 1.1%
Quanex Corp.	2,000	97,400

TOTAL MATERIALS		186,194

TELECOMMUNICATION SERVICES – 2.4%
Diversified Telecommunication Services – 1.7%
AT&T Inc.	1,950	80,925
Telefonica SA – ADR	1,000	66,760

		147,685

Wireless Telecommunication Services – 0.7%
America Movil S.A.B. de C.V. – ADR	970	60,072

TOTAL TELECOMMUNICATION SERVICES		207,757

UTILITIES – 0.9%
Independent Power Producers & Energy Traders – 0.9%
NRG Energy, Inc. (a)	2,000	83,140

TOTAL UTILITIES		83,140

Total Common Stocks (Cost $4,578,995)		$5,428,968

	Face	Fair
Corporate Bonds – 14.6%	Amount	Value

CONSUMER DISCRETIONARY – 2.2%
Automobiles – 0.3%
DaimlerChrysler N.A. Holding Corp. 6.500%, 11/15/2013	$30,000	$31,024

Leisure Equipment & Products – 0.6%
Eastman Kodak Co. 7.250%, 11/15/2013	50,000	50,250

Media – 0.6%
Time Warner Entertainment Co. LP 7.250%, 09/01/2008	50,000	50,925

Multiline Retail – 0.7%
Dillard’s Inc. 9.500%, 09/01/2009	15,000	15,878
9.125%, 08/01/2011	46,000	49,105

		64,983

TOTAL CONSUMER DISCRETIONARY		197,182

CONSUMER STAPLES – 1.1%
Food Products – 1.1%
General Mills, Inc. 3.875%, 11/30/2007	100,000	99,389

TOTAL CONSUMER STAPLES		99,389

ENERGY – 0.6%
Oil, Gas & Consumable Fuels – 0.6%
Petrobras International Finance Co. 7.750%, 09/15/2014	50,000	54,375

TOTAL ENERGY		54,375

FINANCIALS – 8.0%
Capital Markets – 2.8%
Merrill Lynch & Co., Inc. 5.000%, 02/03/2014	10,000	9,571
Morgan Stanley 5.375%, 10/15/2015	100,000	95,905
The Goldman Sachs Group, Inc. 5.125%, 01/15/2015	100,000	95,169
6.125%, 02/15/2033	50,000	47,843

		248,488

Consumer Finance – 2.0%
Ford Motor Credit Co. 5.625%, 10/01/2008	30,000	29,621
GMAC LLC 5.125%, 05/09/2008	25,000	24,693
7.750%, 01/19/2010	20,000	20,258
HSBC Finance Corp. 7.000%, 05/15/2012	50,000	52,698
6.375%, 11/27/2012	50,000	51,392

		178,662

Diversified Financial Services – 2.2%
Caterpillar Financial Services Corp. 4.000%, 07/15/2009	10,000	9,686
CIT Group, Inc. 5.850%, 09/15/2016	100,000	96,545
Citigroup, Inc. 5.125%, 05/05/2014	40,000	38,753
JPMorgan Chase & Co. 4.000%, 02/01/2008	50,000	49,583

		194,567

Insurance – 0.8%
GE Insurance Solutions Corp. 7.000%, 02/15/2026	40,000	42,793
Unum Group 7.190%, 02/01/2028	30,000	29,159

		71,952

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

	Face	Fair
Corporate Bonds – 14.6%	Amount	Value

Thrifts & Mortgage Finance – 0.2%
Countrywide Home Loans, Inc. 4.000%, 03/22/2011	$15,000	$14,072

TOTAL FINANCIALS		707,741

INDUSTRIALS – 0.2%
Industrial Conglomerates – 0.2%
General Electric Co. 5.000%, 02/01/2013	15,000	14,560

TOTAL INDUSTRIALS		14,560

INFORMATION TECHNOLOGY – 0.7%
Computers & Peripherals – 0.7%
International Business Machines Corp. 8.375%, 11/01/2019	50,000	60,599

TOTAL INFORMATION TECHNOLOGY		60,599

TELECOMMUNICATION SERVICES – 1.8%
Diversified Telecommunication Services – 1.1%
GTE Corp. 6.940%, 04/15/2028	35,000	36,097
New York Telephone Co. 6.000%, 04/15/2008	40,000	40,157
Telefonica de Argentina S.A. 11.875%, 11/01/2007	25,000	25,538

		101,792

Wireless Telecommunication Services – 0.7%
Deutsche Telekom International Finance B.V. 8.250%, 06/15/2030	50,000	60,097

TOTAL TELECOMMUNICATION SERVICES		161,889

Total Corporate Bonds (Cost $1,321,776)		$1,295,735

	Face	Fair
U.S. Government Agency Issues – 14.7%	Amount	Value

Federal Home Loan Bank 4.500%, 09/16/2013	$20,000	$19,111
5.375%, 08/15/2018	20,000	19,864

		38,975

Federal Home Loan Mortgage Corporation 5.125%, 10/15/2008	300,000	299,991
5.750%, 01/15/2012	100,000	102,027
5.000%, 09/09/2016	15,000	14,278
5.250%, 07/27/2017	25,000	23,999

		440,295

Federal National Mortgage Association 6.000%, 05/15/2008	175,000	176,023
2.500%, 06/15/2008	250,000	243,635
3.375%, 12/15/2008	40,000	38,992
4.875%, 04/15/2009	100,000	99,472
5.500%, 03/15/2011	100,000	100,937
5.250%, 08/01/2012	100,000	99,250
5.000%, 07/26/2013	25,000	24,312
5.000%, 07/09/2018	25,000	23,553
5.250%, 04/15/2019	20,000	19,047

		825,221

Total U. S. Government Agency Issues (Cost $1,310,389)		$1,304,491

	Face	Fair
U.S. Treasury Obligations – 8.5%	Amount	Value

U.S. Treasury Notes – 1.9%
4.375%, 01/31/2008	$165,000	$164,510

U.S. Treasury Strips – 6.6%
0.000% Coupon, 5.055% Effective Yield, 11/15/2007	350,000	343,777
0.000% Coupon, 5.014% Effective Yield, 2/15/2008	250,000	242,424

		586,201

Total U. S. Treasury Obligations (Cost $750,424)		$750,711

	Face	Fair
Short-Term Notes – 0.4%	Amount	Value

Federal Home Loan Bank Discount Note 0.000% Coupon, 4.745% Effective Yield, 07/02/2007	$32,000	$31,996

Total Short Term Notes (Cost $31,996)		$31,996

Total Investments – 99.6% (Cost $7,993,580) (b)		$8,811,901
Other Assets in Excess of Liabilities – 0.4%		33,760

Net Assets – 100.0%		$8,845,661

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts Footnotes:

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Balanced Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $7,993,580)	$8,811,901
Cash	648
Receivable for fund shares sold	332
Dividends and accrued interest receivable	47,258
Prepaid expenses and other assets	28

Total assets	8,860,167

Liabilities:
Payable for fund shares redeemed	38
Payable for investment management services	5,429
Payable for compliance services	378
Accrued custody expense	519
Accrued professional fees	5,358
Accrued accounting fees	2,332
Accrued printing and filing fees	440
Other accrued expenses	12

Total liabilities	14,506

Net assets	$8,845,661

Net assets consist of:
Par value, $1 per share	$629,500
Paid-in capital in excess of par value	6,756,850
Accumulated net realized gain on investments	540,570
Net unrealized appreciation on investments	818,321
Undistributed net investment income	100,420

Net assets	$8,845,661

Shares outstanding	629,500

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$14.05

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$72,831
Dividends (net of withholding tax of $1,782)	44,792

Total investment income	117,623

Expenses:
Management fees	30,110
Custodian fees	1,368
Directors’ fees	194
Professional fees	5,614
Accounting fees	7,170
Printing and filing fees	474
Compliance expense	2,358
Other	60

Total expenses	47,348

Net investment income	70,275

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	263,274
Change in unrealized appreciation/depreciation on investments	244,082

Net realized/unrealized gain (loss) on investments	507,356

Change in net assets from operations	$577,631

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Balanced Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$70,275	$115,434
Net realized gain (loss) on investments	263,274	311,749
Change in unrealized appreciation/depreciation on investments	244,082	276,362

Change in net assets from operations	577,631	703,545

Distributions to shareholders:
Distributions from net investment income	—	(84,925)

Capital transactions:
Received from shares sold	1,737,594	3,531,045
Received from dividends reinvested	—	84,925
Paid for shares redeemed	(1,113,401)	(711,520)

Change in net assets from capital transactions	624,193	2,904,450

Change in net assets	1,201,824	3,523,070
Net Assets:
Beginning of period	7,643,837	4,120,767

End of period	$8,845,661	$7,643,837

Undistributed net investment income	$100,420	$30,145

 Financial Highlights

	Six-Month Period Ended June 30, 2007		Years Ended December 31,		For the Period from May 1, 2004*
	(Unaudited)		2006	2005	to December 31, 2004

Selected Per-Share Data:
Net asset value, beginning of period	$13.09		$11.70	$11.33	$10.00
Operations:
Net investment income	0.11		0.17	0.06	0.04
Net realized and unrealized gain (loss) on investments	0.85		1.37	0.33	1.29

Total from operations	0.96		1.54	0.39	1.33

Distributions:
Distributions from net investment income	—		(0.15)	(0.02)	0.00

Net asset value, end of period	$14.05		$13.09	$11.70	$11.33

Total return	7.33	%(b)	13.12%	3.47%	13.30	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$8.8		$7.6	$4.1	$1.7
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.18	%(a)	1.31%	1.50%	1.46	%(a)
Net investment income	1.75	%(a)	1.95%	0.99%	0.78	%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.18	%(a)	1.31%	1.55%	3.52	%(a)
Portfolio turnover rate	43%		105%	118%	39%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio (formerly the Covered Call Portfolio)

 Objective

The Income Opportunity Portfolio seeks modest capital appreciation by investing within under-priced sectors and industries and maximization of realized gains.

 Performance as of June 30, 2007

Average Annual Total Returns:

One year	9.84%
Since inception (5/1/04)	6.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the Income Opportunity Portfolio returned 5.55% versus 7.43% for the current benchmark, the S&P Composite 1500 Index.

The dominant themes affecting the market during the first half of 2007, in our view, were fear and value. At the beginning of the period, our system measured a value-to-price ratio of 1.15 for the domestic equity market, and we detected value across all sectors.

Despite pervasive fears of recession, inflation, and a housing meltdown, the S&P Composite 1500 Index gained just over 3.5% by February 20, 2007. This uptrend abruptly reversed on February 27, 2007, as a near-perfect storm hit the global financial markets. China started that day with the Shanghai Composite Index falling -8.8% as investors cashed in on profits due to fears the Chinese government would begin taking steps to cool the market.

On the heels of that sell-off, U.S. durable goods reported for January fell much more than expected, median home sale prices dropped, and again investors were spooked by the “sub-prime meltdown” and by former Federal Reserve Chairman Alan Greenspan’s statement that a recession was “possible” by the end of 2007.

In a single day, the S&P Composite 1500 Index sank from a 3.00% gain for the year into negative territory, falling 3.43%. While equities plummeted, the combination of a flight to quality and stronger beliefs that the Fed would soon cut rates to stave off the impending recession led Treasuries to their best one-day gain since June 2005.

Rather than following the herd to defensive instruments, we stayed true to our disciplined quantitative system, which continued to show ever greater value in equities. On March 5, 2007, our methodology measured a 1.26 value-to-price ratio for the domestic equity market. We maintained our bullish stance on equities and participated fully in the rally that followed in which the S&P Composite 1500 Index rose more than 10% from March 5 through June 30, 2007.

Following the rally described above, we saw some dissipation of value in the overall equity market and to a greater extent in certain sectors. By period-end, the overall value-to-price ratio of the market fell to 1.06, while sectors such as Materials, Telecommunication Services, and Utilities became overvalued.

Our readings have led to over-weight positions in undervalued sectors including Energy and Industrials and a further move to under-weight the overvalued Materials, Telecommunication Services, and Utilities sectors. While this repositioning has changed the makeup of the Portfolio, it is weighted in those areas we calculate are most undervalued.(1)

The Portfolio underperformed its benchmark. This underperformance occurred due to writing calls on the Portfolio’s long equity positions, which mitigates some of the upward return potential of the Portfolio. In exchange for the limited upside, the Portfolio was less volatile than the long-only Index and also generally held up better than the S&P Composite 1500 Index on negative days in the market. In other words, the Portfolio was able to capture almost 75% of the long-only upside benchmark potential, while reducing volatility and mitigating negative returns on down days in the market.(1)

Sector and industry weightings played a significant role in the total return of the Portfolio. Among the Portfolio’s over-weighted sector positions, the Materials, Telecommunication Services and Utilities sectors were strong contributors to the Portfolio’s positive performance. Positions in the Information Technology and Health Care sectors detracted from the Portfolio’s overall performance for the period ended June 30, 2007.(1)

At the industry level, significant over-weight positions in two energy industries, oil & gas drilling and oil & gas equipment and services, were a strong boost to the Portfolio’s total return, while positions in the semiconductor and systems software industries detracted from total returns.(1)

The top performers based on equity holdings in terms of total return for the period were Martin Marietta Materials, Inc., America Movil S.A.B. de C.V., National Oilwell Varco, Inc., Avnet, Inc., and Johnson Controls, Inc. The five worst performers based on equity holdings were Amgen, Inc., Merrill Lynch & Co., Inc., Symantec Corp., Hovnanian Enterprises, Inc., and Centex Corp.(1)

The top five contributors to return based on equity holdings during the period were Martin Marietta Materials, Inc., America Movil S.A.B. de C.V., Avnet Inc., National Oilwell Varco, Inc., and Johnson Controls, Inc. The five largest detractors to the Portfolio’s return based on equity holdings were Hovnanian Enterprises, Inc., Microsoft Corp., Amgen, Inc., Toyota Motor Corp., and Merrill Lynch & Co, Inc.(1)

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (formerly the Covered Call Portfolio) (Continued)

Although we continue to see value in the overall equity market, lower valuations have warranted a shift toward certain sectors and away from others. We have increased the Portfolio’s holdings in those sectors we see as most undervalued, primarily Energy and Industrials. At the same time, we have pared back the Portfolio’s weightings in those sectors we see as most overvalued, including Materials, Telecommunication Services, Utilities, and Consumer Staples.(1)

Despite the relatively low 1.06 value-to-price (“V/P”) ratio we measured at period-end for the overall market, we continue to find industries such as oil & gas drilling (1.61 V/P as of June 30, 2007), reinsurance (1.31 V/P), and oil & gas equipment services (1.27 V/P) that, in our estimation, not only have significant value but also are showing compelling strength.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The Index was developed with a base value of 100 as of December 30, 1994. The Index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets
Common Stocks (3)	104.5
Written Options Outstanding	(6.5)
Short-Term Notes
Less Net Liabilities	2.0

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

		% of Net Assets

1.	Google, Inc. Class A	2.0
2.	Barnes Group, Inc.	2.0
3.	Johnson Controls, Inc.	2.0
4.	Jarden Corp.	2.0
5.	Citigroup, Inc.	1.9
6.	Oshkosh Truck Corp.	1.8
7.	America Movil S.A.B. de C.V. — ADR	1.8
8.	Noble Corp.	1.7
9.	The Goldman Sachs Group, Inc.	1.7
10.	Westinghouse Air Brake Technologies Corp.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Financials	18.7
Industrials	18.3
Information Technology	16.6
Consumer Discretionary	13.7
Energy	13.5
Health Care	13.2
Telecommunication Services	5.6
Materials	2.9
Consumer Staples	1.5
Utilities	0.5

104.5

Ohio National Fund, Inc.
Income Opportunity Portfolio (formerly the Covered Call Portfolio)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 104.5%	Shares	Value

CONSUMER DISCRETIONARY – 13.7%
Auto Components – 3.4%
American Axle & Manufacturing Holdings, Inc. (b)	1,300	$38,506
Johnson Controls, Inc. (b)	900	104,193
Superior Industries International Inc. (b)	1,600	34,816

		177,515

Household Durables – 3.3%
Jarden Corp. (a) (b)	2,400	103,224
Lifetime Brands, Inc.	2,200	44,990
Whirlpool Corp. (b)	200	22,240

		170,454

Media – 3.9%
Belo Corp.	1,700	35,003
Citadel Broadcasting Corp.	69	445
EchoStar Communications Corp. Class A (a) (b)	1,100	47,707
Global Sources Ltd. (a)	2,600	59,020
Meredith Corp. (b)	500	30,800
The Walt Disney Co. (b)	900	30,726

		203,701

Specialty Retail – 1.8%
Advance Auto Parts Inc. (b)	900	36,477
AutoZone, Inc. (a) (b)	400	54,648

		91,125

Textiles, Apparel & Luxury Goods – 1.3%
NIKE, Inc. Class B (b)	1,200	69,948

TOTAL CONSUMER DISCRETIONARY		712,743

CONSUMER STAPLES – 1.5%
Beverages – 1.1%
Central European Distribution Corp. (a) (b)	1,600	55,392

Food & Staples Retailing – 0.4%
Sysco Corp. (b)	700	23,093

TOTAL CONSUMER STAPLES		78,485

ENERGY – 13.5%
Energy Equipment & Services – 11.7%
Cameron International Corp. (a) (b)	1,000	71,470
Diamond Offshore Drilling, Inc. (b)	800	81,248
ENSCO International, Inc. (b)	1,100	67,111
GlobalSantaFe Corp. (b)	1,100	79,475
Grant Prideco, Inc. (a) (b)	1,200	64,596
National Oilwell Varco, Inc. (a) (b)	800	83,392
Noble Corp. (b)	900	87,768
Weatherford International Ltd. (a) (b)	1,300	71,812

		606,872

Oil, Gas & Consumable Fuels – 1.8%
CONSOL Energy, Inc. (b)	900	41,499
Peabody Energy Corp. (b)	1,100	53,218

		94,717

TOTAL ENERGY		701,589

FINANCIALS – 18.7%
Capital Markets – 6.0%
Credit Suisse Group — ADR (b)	100	7,096
Deutsche Bank AG (b)	500	72,370
The Goldman Sachs Group, Inc. (b)	400	86,700
Morgan Stanley (b)	900	75,492
UBS AG (b)	1,200	72,012

		313,670

Commercial Banks – 2.7%
Banco Santander Central Hispano S.A. — ADR	2,900	53,302
Wachovia Corp. (b)	700	35,875
Wells Fargo & Co. (b)	1,500	52,755

		141,932

Diversified Financial Services – 3.0%
Citigroup, Inc. (b)	1,900	97,451
JPMorgan Chase & Co. (b)	1,200	58,140

		155,591

Insurance – 7.0%
American International Group, Inc. (b)	1,000	70,030
Everest Re Group Ltd. (b)	600	65,184
The Hartford Financial Services Group, Inc. (b)	500	49,255
Loews Corp. (b)	600	30,588
Manulife Financial Corp. (b)	1,400	52,248
MetLife, Inc. (b)	500	32,240
Renaissance Re Holdings Ltd. (b)	1,000	61,990

		361,535

TOTAL FINANCIALS		972,728

HEALTH CARE – 13.2%
Biotechnology – 0.4%
Celgene Corp. (a) (b)	400	22,932

Health Care Equipment & Supplies – 1.7%
St. Jude Medical, Inc. (a) (b)	700	29,043
Stryker Corp. (b)	900	56,781

		85,824

Health Care Providers & Services – 7.2%
Aetna, Inc. (b)	1,400	69,160
Amedisys, Inc. (a)	1,800	65,394
CIGNA Corp. (b)	1,500	78,330
Humana, Inc. (a) (b)	900	54,819
UnitedHealth Group, Inc. (b)	1,100	56,254
WellPoint, Inc. (a) (b)	600	47,898

		371,855

Pharmaceuticals – 3.9%
Forest Laboratories, Inc. Class A (a) (b)	800	36,520
Johnson & Johnson (b)	500	30,810
Merck & Co., Inc. (b)	500	24,900
Schering-Plough Corp. (b)	2,200	66,968
Sciele Pharma, Inc. (a) (b)	1,900	44,764

		203,962

TOTAL HEALTH CARE		684,573

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (formerly the Covered Call Portfolio) (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 104.5%	Shares	Value

INDUSTRIALS – 18.3%
Aerospace & Defense – 2.1%
AerCap Holdings NV (a)	900	$28,800
BE Aerospace, Inc. (a) (b)	1,600	66,080
Northrop Grumman Corp. (b)	200	15,574

		110,454

Building Products – 1.2%
American Standard Companies, Inc. (b)	1,000	58,980

Electrical Equipment – 1.0%
Acuity Brands, Inc. (b)	900	54,252

Industrial Conglomerates – 0.8%
General Electric Co. (b)	1,100	42,108

Machinery – 8.1%
Astec Industries, Inc. (a) (b)	1,200	50,664
Barnes Group, Inc. (b)	3,300	104,544
Deere & Co. (b)	300	36,222
Oshkosh Truck Corp. (b)	1,500	94,380
Trinity Industries, Inc. (b)	1,100	47,894
Westinghouse Air Brake Technologies Corp. (b)	2,300	84,019

		417,723

Road & Rail – 4.0%
Kansas City Southern (a) (b)	1,400	52,556
Norfolk Southern Corp. (b)	1,400	73,598
Union Pacific Corp. (b)	700	80,605

		206,759

Trading Companies & Distributors – 1.1%
United Rentals, Inc. (a) (b)	800	26,032
Watsco, Inc. (b)	600	32,640

		58,672

TOTAL INDUSTRIALS		948,948

INFORMATION TECHNOLOGY – 16.6%
Communications Equipment – 2.8%
Cisco Systems, Inc. (a) (b)	2,400	66,840
Research In Motion Ltd. (a) (b)	400	79,996

		146,836

Computers & Peripherals – 3.6%
Dell, Inc. (a) (b)	2,800	79,940
Hewlett-Packard Co. (b)	700	31,234
International Business Machines Corp. (b)	700	73,675

		184,849

Electronic Equipment & Instruments – 3.7%
Anixter International, Inc. (a) (b)	700	52,647
Arrow Electronics, Inc. (a) (b)	1,600	61,488
Avnet, Inc. (a) (b)	1,900	75,316

		189,451

Internet Software & Services – 3.3%
eBay, Inc. (a) (b)	1,000	32,180
GigaMedia Ltd. (a) (b)	2,500	33,700
Internet Software & Services (continued)
Google, Inc. Class A (a) (b)	200	104,676

		170,556

IT Services – 0.7%
Cognizant Technology Solutions Corp. Class A (a) (b)	500	37,545

Office Electronics – 0.1%
Xerox Corp. (a) (b)	400	7,392

Software – 2.4%
Microsoft Corp. (b)	1,600	47,152
The9 Ltd. — ADR (a) (b)	1,700	78,642

		125,794

TOTAL INFORMATION TECHNOLOGY		862,423

MATERIALS – 2.9%
Construction Materials – 1.7%
Martin Marietta Materials, Inc. (b)	400	64,808
Texas Industries, Inc. (b)	300	23,523

		88,331

Containers & Packaging – 0.7%
Ball Corp. (b)	700	37,219

Metals & Mining – 0.5%
Quanex Corp. (b)	500	24,350

TOTAL MATERIALS		149,900

TELECOMMUNICATION SERVICES – 5.6%
Diversified Telecommunication Services – 2.0%
AT&T Inc. (b)	800	33,200
PT Telekomunikasi Indonesia — ADR (b)	1,000	43,100
Telefonos de Mexico S.A.B. de C.V. — ADR (b)	800	30,312

		106,612

Wireless Telecommunication Services – 3.6%
America Movil S.A.B. de C.V. — ADR (b)	1,500	92,895
NII Holdings, Inc. (a) (b)	500	40,370
Vimpel-Communications — ADR (b)	500	52,680

		185,945

TOTAL TELECOMMUNICATION SERVICES		292,557

UTILITIES – 0.5%
Electric Utilities – 0.5%
Allegheny Energy, Inc. (a) (b)	500	25,870

TOTAL UTILITIES		25,870

Total Common Stocks (Cost $4,847,458)		$5,429,816

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (formerly the Covered Call Portfolio) (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

	Face	Fair
Short-Term Notes – 2.7%	Amount	Value

Federal Home Loan Bank Discount Note 0.000% Coupon, 4.744% Effective Yield, 07/02/2007	$139,000	$138,982

Total Short-Term Notes (Cost $138,982)		$138,982

Total Investments – 107.2% (Cost $4,986,440) (c)		$5,568,798
Total Written Options Outstanding – (6.5)% (see following schedule)		(338,104)
Liabilities in Excess of Other Assets – (0.7)%		(37,190)

Net Assets – 100.0%		$5,193,504

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security is fully or partially pledged as collateral for written call options outstanding at June 30, 2007. Outstanding written call options are presented in the following schedule.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio (formerly the Covered Call Portfolio)

Schedule of Written Options Outstanding — Call Options	June 30, 2007 (Unaudited)

Underlying Security
Expiration Date/Exercise Price	Contracts*	Value

Acuity Brands, Inc.
Expiration: November 2007, Exercise Price: $65.00	9	$1,845
Advance Auto Parts Inc.
Expiration: December 2007, Exercise Price: $45.00	9	1,485
Aetna, Inc.
Expiration: October 2007, Exercise Price: $55.00	14	1,400
Allegheny Energy, Inc.
Expiration: July 2007, Exercise Price: $50.00	5	1,238
America Movil S.A.B. de C.V. — ADR
Expiration: November 2007, Exercise Price: $55.00	7	6,650
Expiration: November 2007, Exercise Price: $60.00	8	5,360
American Axle & Manufacturing Holdings, Inc.
Expiration: October 2007, Exercise Price: $30.00	13	3,153
American International Group, Inc.
Expiration: November 2007, Exercise Price: $70.00	10	3,300
American Standard Companies, Inc.
Expiration: October 2007, Exercise Price: $60.00	10	3,200
Anixter International, Inc.
Expiration: November 2007, Exercise Price: $70.00	7	6,580
Arrow Electronics, Inc.
Expiration: September 2007, Exercise Price: $45.00	12	300
Expiration: December 2007, Exercise Price: $45.00	4	380
Astec Industries, Inc.
Expiration: September 2007, Exercise Price: $45.00	12	2,460
AT&T Inc.
Expiration: October 2007, Exercise Price: $42.50	8	1,200
AutoZone, Inc.
Expiration: December 2007, Exercise Price: $140.00	4	3,200
Avnet, Inc.
Expiration: November 2007, Exercise Price: $40.00	19	7,125
Ball Corp.
Expiration: August 2007, Exercise Price: $50.00	7	2,835
Barnes Group, Inc.
Expiration: September 2007, Exercise Price: $30.00	24	8,160
Expiration: December 2007, Exercise Price: $35.00	9	1,800
BE Aerospace, Inc.
Expiration: January 2008, Exercise Price: $45.00	16	5,520
Cameron International Corp.
Expiration: November 2007, Exercise Price: $75.00	10	4,000
Celgene Corp.
Expiration: October 2007, Exercise Price: $70.00	4	360
Central European Distribution Corp.
Expiration: December 2007, Exercise Price: $35.00	16	5,120

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (formerly the Covered Call Portfolio) (Continued)

Schedule of Written Options Outstanding — Call Options	June 30, 2007 (Unaudited)

Underlying Security
Expiration Date/Exercise Price	Contracts*	Value

CIGNA Corp.
Expiration: July 2007, Exercise Price: $50.00	4	$1,100
Expiration: October 2007, Exercise Price: $50.00	9	4,005
Expiration: October 2007, Exercise Price: $60.00	2	140
Cisco Systems, Inc.
Expiration: October 2007, Exercise Price: $27.50	24	4,560
Citigroup, Inc.
Expiration: September 2007, Exercise Price: $50.00	19	4,750
Cognizant Technology Solutions Corp. Class A
Expiration: July 2007, Exercise Price: $90.00	5	13
CONSOL Energy, Inc.
Expiration: July 2007, Exercise Price: $45.00	9	1,944
Credit Suisse Group — ADR
Expiration: December 2007, Exercise Price: $80.00	1	168
Deere & Co.
Expiration: December 2007, Exercise Price: $130.00	3	2,070
Dell, Inc.
Expiration: November 2007, Exercise Price: $30.00	28	3,920
Deutsche Bank AG
Expiration: October 2007, Exercise Price: $160.00	5	1,600
Diamond Offshore Drilling, Inc.
Expiration: September 2007, Exercise Price: $100.00	2	1,560
Expiration: September 2007, Exercise Price: $85.00	6	11,040
eBay, Inc.
Expiration: July 2007, Exercise Price: $32.50	10	950
EchoStar Communications Corp. Class A
Expiration: September 2007, Exercise Price: $45.00	4	720
Expiration: December 2007, Exercise Price: $50.00	7	840
ENSCO International, Inc.
Expiration: September 2007, Exercise Price: $55.00	11	9,680
Everest Re Group Ltd.
Expiration: October 2007, Exercise Price: $110.00	6	2,580
Forest Laboratories, Inc. Class A
Expiration: January 2008, Exercise Price: $55.00	8	700
General Electric Co.
Expiration: September 2007, Exercise Price: $35.00	11	4,290
GigaMedia Ltd.
Expiration: January 2008, Exercise Price: $17.50	25	2,437
GlobalSantaFe Corp.
Expiration: October 2007, Exercise Price: $65.00	11	11,110
The Goldman Sachs Group, Inc.
Expiration: July 2007, Exercise Price: $220.00	4	1,440

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (formerly the Covered Call Portfolio) (Continued)

Schedule of Written Options Outstanding — Call Options	June 30, 2007 (Unaudited)

Underlying Security
Expiration Date/Exercise Price	Contracts*	Value

Google, Inc. Class A
Expiration: September 2007, Exercise Price: $480.00	1	$5,670
Expiration: December 2007, Exercise Price: $570.00	1	2,380
Grant Prideco, Inc.
Expiration: October 2007, Exercise Price: $50.00	12	9,000
The Hartford Financial Services Group, Inc.
Expiration: December 2007, Exercise Price: $110.00	5	925
Hewlett-Packard Co.
Expiration: November 2007, Exercise Price: $47.50	7	1,099
Humana, Inc.
Expiration: November 2007, Exercise Price: $70.00	9	1,620
International Business Machines Corp.
Expiration: October 2007, Exercise Price: $110.00	7	1,890
Jarden Corp.
Expiration: October 2007, Exercise Price: $45.00	24	5,760
Johnson & Johnson
Expiration: October 2007, Exercise Price: $65.00	5	425
Johnson Controls, Inc.
Expiration: October 2007, Exercise Price: $115.00	9	6,750
JPMorgan Chase & Co.
Expiration: September 2007, Exercise Price: $50.00	12	1,440
Kansas City Southern
Expiration: September 2007, Exercise Price: $40.00	14	2,100
Loews Corp.
Expiration: December 2007, Exercise Price: $50.00	6	2,460
Manulife Financial Corp.
Expiration: September 2007, Exercise Price: $35.00	14	3,885
Martin Marietta Materials, Inc.
Expiration: October 2007, Exercise Price: $140.00	4	11,000
Merck & Co., Inc.
Expiration: October 2007, Exercise Price: $52.50	5	750
Meredith Corp.
Expiration: December 2007, Exercise Price: $65.00	5	975
MetLife, Inc.
Expiration: December 2007, Exercise Price: $70.00	5	825
Microsoft Corp.
Expiration: October 2007, Exercise Price: $30.00	16	1,920
Morgan Stanley
Expiration: July 2007, Exercise Price: $80.00	9	4,140
National Oilwell Varco, Inc.
Expiration: November 2007, Exercise Price: $105.00	8	8,000
NII Holdings, Inc.
Expiration: December 2007, Exercise Price: $90.00	5	1,975

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (formerly the Covered Call Portfolio) (Continued)

Schedule of Written Options Outstanding — Call Options	June 30, 2007 (Unaudited)

Underlying Security
Expiration Date/Exercise Price	Contracts*	Value

NIKE, Inc. Class B
Expiration: July 2007, Exercise Price: $55.00	12	$4,440
Noble Corp.
Expiration: September 2007, Exercise Price: $90.00	6	7,200
Expiration: December 2007, Exercise Price: $100.00	3	2,520
Norfolk Southern Corp.
Expiration: December 2007, Exercise Price: $60.00	14	2,870
Northrop Grumman Corp.
Expiration: November 2007, Exercise Price: $80.00	2	580
Novartis AG — ADR
Expiration: July 2007, Exercise Price: $60.00	5	50
Oshkosh Truck Corp.
Expiration: July 2007, Exercise Price: $60.00	10	3,700
Expiration: October 2007, Exercise Price: $70.00	5	1,075
Peabody Energy Corp.
Expiration: December 2007, Exercise Price: $55.00	11	3,245
PT Telekomunikasi Indonesia — ADR
Expiration: January 2008, Exercise Price: $45.00	10	3,550
Quanex Corp.
Expiration: August 2007, Exercise Price: $45.00	5	2,475
Renaissance Re Holdings Ltd.
Expiration: January 2008, Exercise Price: $65.00	10	3,100
Research In Motion Ltd.
Expiration: September 2007, Exercise Price: $165.00	3	11,721
Expiration: December 2007, Exercise Price: $185.00	1	3,120
Schering-Plough Corp.
Expiration: November 2007, Exercise Price: $30.00	22	5,005
Sciele Pharma, Inc.
Expiration: July 2007, Exercise Price: $25.00	9	45
Expiration: January 2008, Exercise Price: $30.00	10	475
St. Jude Medical, Inc.
Expiration: July 2007, Exercise Price: $45.00	7	210
Stryker Corp.
Expiration: December 2007, Exercise Price: $70.00	9	1,755
Superior Industries International Inc.
Expiration: October 2007, Exercise Price: $25.00	16	560
Sysco Corp.
Expiration: August 2007, Exercise Price: $32.50	7	980
Telefonos de Mexico S.A.B. de C.V. — ADR
Expiration: August 2007, Exercise Price: $35.00	8	2,920
Texas Industries, Inc.
Expiration: October 2007, Exercise Price: $80.00	3	1,965

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (formerly the Covered Call Portfolio) (Continued)

Schedule of Written Options Outstanding — Call Options	June 30, 2007 (Unaudited)

Underlying Security
Expiration Date/Exercise Price	Contracts*	Value

The9 Ltd. — ADR
Expiration: December 2007, Exercise Price: $45.00	17	$12,835
Trinity Industries, Inc.
Expiration: January 2008, Exercise Price: $45.00	11	4,510
UBS AG
Expiration: September 2007, Exercise Price: $60.00	6	1,680
Expiration: January 2008, Exercise Price: $70.00	6	690
Union Pacific Corp.
Expiration: August 2007, Exercise Price: $105.00	2	2,350
Expiration: November 2007, Exercise Price: $130.00	5	1,312
United Rentals, Inc.
Expiration: September 2007, Exercise Price: $35.00	8	1,260
UnitedHealth Group, Inc.
Expiration: September 2007, Exercise Price: $55.00	11	1,155
Vimpel-Communications — ADR
Expiration: October 2007, Exercise Price: $110.00	5	3,300
Wachovia Corp.
Expiration: January 2008, Exercise Price: $55.00	7	1,120
The Walt Disney Co.
Expiration: July 2007, Exercise Price: $35.00	5	225
Watsco, Inc.
Expiration: August 2007, Exercise Price: $55.00	6	1,395
Weatherford International Ltd.
Expiration: November 2007, Exercise Price: $50.00	13	10,855
WellPoint, Inc.
Expiration: December 2007, Exercise Price: $85.00	3	892
Expiration: December 2007, Exercise Price: $90.00	3	480
Wells Fargo & Co.
Expiration: January 2008, Exercise Price: $37.50	15	1,725
Westinghouse Air Brake Technologies Corp.
Expiration: July 2007, Exercise Price: $35.00	15	2,962
Expiration: October 2007, Exercise Price: $40.00	8	1,020
Whirlpool Corp.
Expiration: December 2007, Exercise Price: $120.00	2	1,220
Xerox Corp.
Expiration: July 2007, Exercise Price: $18.00	4	280

Total Options Written (Premiums received $266,334)	974	$338,104

*	100 shares per contract unless otherwise noted.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio (formerly the Covered Call Portfolio)

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $4,986,440)	$5,568,798
Cash	332
Receivable for fund shares sold	2
Dividends and accrued interest receivable	2,487
Prepaid expenses and other assets	22

Total assets	5,571,641

Liabilities:
Options written, at fair value (premiums received of $266,334)	338,104
Payable for securities purchased	27,643
Payable for fund shares redeemed	233
Payable for investment management services	3,364
Payable for compliance services	378
Accrued custody expense	655
Accrued professional fees	5,358
Accrued accounting fees	2,058
Accrued printing and filing fees	335
Other accrued expenses	9

Total liabilities	378,137

Net assets	$5,193,504

Net assets consist of:
Par value, $1 per share	$426,595
Paid-in capital in excess of par value	3,990,898
Accumulated net realized gain on investments and written options	261,735
Net unrealized appreciation on investments	582,358
Net unrealized depreciation on written options	(71,770)
Undistributed net investment income	3,688

Net assets	$5,193,504

Shares outstanding	426,595

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$12.17

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$3,242
Dividends (net of withholding tax of $1,350)	31,269

Total investment income	34,511

Expenses:
Management fees	19,710
Custodian fees	1,973
Directors’ fees	115
Professional fees	5,587
Accounting fees	6,537
Printing and filing fees	342
Compliance expense	2,358
Other	47

Total expenses	36,669

Net investment loss	(2,158)

Realized/unrealized gain (loss) on investments and written options:
Net realized gain (loss) on investments	410,761
Net realized gain (loss) on written options	(129,769)
Change in unrealized appreciation/depreciation on investments and written options	(2,022)

Net realized/unrealized gain (loss) on investments and written options	278,970

Change in net assets from operations	$276,812

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio (formerly the Covered Call Portfolio)

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(2,158)	$6,165
Net realized gain (loss) on investments and written options	280,992	104,743
Change in unrealized appreciation/depreciation on investments and written options	(2,022)	107,530

Change in net assets from operations	276,812	218,438

Capital transactions:
Received from shares sold	916,654	2,005,074
Paid for shares redeemed	(1,669,469)	(706,122)

Change in net assets from capital transactions	(752,815)	1,298,952

Change in net assets	(476,003)	1,517,390
Net Assets:
Beginning of period	5,669,507	4,152,117

End of period	$5,193,504	$5,669,507

Undistributed net investment income	$3,688	$5,846

 Financial Highlights

	Six-Month Period Ended June 30, 2007		Years Ended December 31,		For the Period from May 1, 2004 *
	(Unaudited)		2006	2005	to December 31, 2004

Selected Per-Share Data:
Net asset value, beginning of period	$11.53		$11.07	$10.75	$10.00
Operations:
Net investment income (loss)	—		0.01	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments and written options	0.64		0.45	0.36	0.78

Total from operations	0.64		0.46	0.32	0.75

Net asset value, end of period	$12.17		$11.53	$11.07	$10.75

Total return	5.55	%(b)	4.16%	2.98%	7.50	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$5.2		$5.7	$4.2	$2.0
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.49	%(a)	1.52%	1.60%	1.49	%(a)
Net investment income (loss)	(0.09	)%(a)	0.12%	(0.48)%	(0.53	)%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.49	%(a)	1.52%	1.67%	2.91	%(a)
Portfolio turnover rate	76%		140%	158%	70%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Objective

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies.

 Performance as of June 30, 2007

Average Annual Total Returns:
One Year	18.85%
Since inception (11/2/05)	11.92%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the Target VIP Portfolio returned 7.30% versus 7.43% for the current benchmark, the S&P Composite 1500 Index.

The last time corporate earnings bottomed was in the second quarter of 2001. Since then, S&P 500 profits increased 150% through May 2007, but the index itself appreciated just 25% over that span, according to Howard Silverblatt, senior index analyst at S&P. The 500 companies that comprise the index are 45% cheaper today relative to historical profits than when the index last peaked on March 24, 2000, and 30% cheaper than when it bottomed on October 9, 2002, according to Bloomberg. P-E ratios have contracted despite the longest quarterly profit growth streak since 1950.

In addition to stocks being considered undervalued, interest rates are up in 2007 and they could trend higher. The yield on the 10-year T-Note rose 33 basis points to close out June at 5.03%. The rate climbed as high as 5.30% in mid-June. Economists at Lehman Brothers, Morgan Stanley and RBS Greenwich Capital see interest rates trending higher in the second half of 2007. For now, the combination of a strong labor market and inflation sitting at the upper end of the Fed’s comfort zone trumps the weakness in housing. They estimate the 10-year T-Note will return 1.28% this year. If so, it would be the worst showing since 1999 when it fell 8.25%, according to data from Merrill Lynch. We look for investors to favor stocks over bonds in the second half of 2007, which could bode well, in our opinion, for the Target VIP Portfolio.

The Target VIP Portfolio slightly lagged the S&P Composite 1500 Index but topped the Russell 3000 Index in the first half of 2007. The top performing stocks were the following: Infrasource Services, Inc. up 70.4%, Potash Corp. of Saskatchewan, Inc. up 63.2%, priceline.com, Inc. up 57.6%, Research in Motion Ltd. up 56.5% and Buffalo Wild Wings, Inc. up 56.4%. The worst performing stocks were the following: Packeteer, Inc. down 42.6%, Kimball International, Inc. down 41.0%, Rogers Corp. down 37.4%, Lexmark International, Inc. down 32.6% and Interstate Hotels & Resorts, Inc. down 30.0%.(1)

The sectors that contributed the most to Target VIP Portfolio’s return were Financials and Industrials. The Portfolio was very under-weighted in Financials relative to the Russell 3000 and slightly under-weighted in Industrials. The sectors that did not perform well were Consumer Discretionary and Energy. The Portfolio was slightly over-weighted in Consumer Discretionary stocks relative to the Russell 3000 and slightly under-weighted in Energy.(1)

In the first half of 2007, value investing outpaced growth investing, as measured by Standard & Poor’s. The S&P 500/Citigroup Value Index gained 7.33%, while the S&P 500/Citigroup Growth Index rose 6.53%.

According to Thomson First Call, the year-over-year estimated earnings growth rates for the companies in the S&P 500 Index, S&P 400 Index (mid-caps), and S&P 600 Index (small-caps) are expected to rise 5.57%, 8.02%, and 5.10%, respectively, in 2007.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and S&P 600. The Index was developed with a base value of 100 as of December 30, 1994. The Index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets
Common Stocks (3)	98.1
Repurchase Agreements and Other Net Assets	1.9

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

		% of Net Assets

1.	BT Group plc – ADR	4.7
2.	Exxon Mobil Corp.	4.5
3.	Cisco Systems, Inc.	4.1
4.	Microsoft Corp.	4.1
5.	Caterpillar, Inc.	3.9
6.	Oracle Corp.	3.9
7.	Research In Motion Ltd.	3.8
8.	International Business Machines Corp.	3.3
9.	E.I. du Pont de Nemours & Co.	3.2
10.	Pfizer, Inc.	3.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	26.0
Consumer Discretionary	11.5
Industrials	11.4
Telecommunication Services	10.9
Financials	9.2
Energy	8.6
Health Care	8.5
Materials	6.9
Utilities	2.7
Consumer Staples	2.4

98.1

Ohio National Fund, Inc.
Target VIP Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 98.1%	Shares	Value

CONSUMER DISCRETIONARY – 11.5%
Automobiles – 1.5%
Harley-Davidson, Inc.	4,082	$243,328

Hotels, Restaurants & Leisure – 0.8%
Buffalo Wild Wings, Inc. (a)	1,396	58,060
Interstate Hotels & Resorts, Inc. (a)	2,583	13,483
Wynn Resorts Ltd.	624	55,966

		127,509

Household Durables – 0.3%
Kimball International, Inc.	960	13,449
Tempur-Pedic International, Inc.	1,142	29,578

		43,027

Internet & Catalog Retail – 0.2%
priceline.com, Inc. (a)	547	37,601

Leisure Equipment & Products – 1.3%
Hasbro, Inc.	1,701	53,428
Mattel, Inc.	6,105	154,396

		207,824

Media – 3.0%
Liberty Global, Inc. Class A (a)	930	38,167
The DIRECTV Group Inc. (a)	19,140	442,326

		480,493

Multiline Retail – 0.9%
Nordstrom, Inc.	2,751	140,631

Specialty Retail – 3.4%
American Eagle Outfitters Inc.	3,766	96,635
Bed Bath & Beyond, Inc. (a)	1,729	62,227
Charlotte Russe Holding, Inc. (a)	2,094	56,266
Group 1 Automotive, Inc.	1,990	80,277
Guess ?, Inc.	984	47,271
Gymboree Corp. (a)	2,609	102,821
The Buckle Inc.	2,397	94,442

		539,939

Textiles, Apparel & Luxury Goods – 0.1%
Steven Madden Ltd.	673	22,047

TOTAL CONSUMER DISCRETIONARY		1,842,399

CONSUMER STAPLES – 2.4%
Beverages – 1.5%
The Coca-Cola Co.	4,692	245,439

Food Products – 0.6%
Campbell Soup Co.	765	29,690
TreeHouse Foods, Inc. (a)	2,587	68,840

		98,530

Personal Products – 0.2%
NBTY, Inc. (a)	717	30,974

Tobacco – 0.1%
UST, Inc.	333	17,885

TOTAL CONSUMER STAPLES		392,828

ENERGY – 8.6%
Energy Equipment & Services – 0.9%
Baker Hughes, Inc.	139	11,694
Core Laboratories N.V. (a)	294	29,897
Gulf Island Fabrication, Inc.	1,159	40,217
NATCO Group, Inc. (a)	1,435	66,067

		147,875

Oil, Gas & Consumable Fuels – 7.7%
BP PLC – ADR	2,431	175,372
Chevron Corp.	927	78,091
ENI SpA – ADR	2,419	175,015
Exxon Mobil Corp.	8,566	718,516
Petroquest Energy, Inc. (a)	4,063	59,076
Vaalco Energy, Inc. (a)	4,863	23,488

		1,229,558

TOTAL ENERGY		1,377,433

FINANCIALS – 9.2%
Commercial Banks – 4.8%
ABN AMRO Holding NV – ADR	5,025	230,748
Barclays plc – ADR	2,798	156,100
Cascade Bancorp Inc.	2,333	53,986
HSBC Holdings plc – ADR	1,779	163,259
Lloyds TSB Group plc – ADR	3,597	160,858

		764,951

Consumer Finance – 3.4%
American Express Co.	7,059	431,870
First Cash Financial Services, Inc. (a)	2,352	55,131
World Acceptance Corp. (a)	1,466	62,642

		549,643

Diversified Financial Services – 0.6%
Moody’s Corp.	1,625	101,075

Real Estate Investment Trusts – 0.4%
Boston Properties, Inc.	674	68,835

TOTAL FINANCIALS		1,484,504

HEALTH CARE – 8.5%
Biotechnology – 0.7%
Digene Corp. (a)	1,955	117,398

Health Care Equipment & Supplies – 0.7%
DJO Inc. (a)	1,931	79,692
Immucor, Inc. (a)	804	22,488

		102,180

Health Care Providers & Services – 0.3%
Air Methods Corp. (a)	994	36,450
Laboratory Corp. Of America Holdings (a)	204	15,965

		52,415

Health Care Technology – 0.6%
Omnicell, Inc. (a)	2,403	49,934
Phase Forward, Inc. (a)	2,962	49,851

		99,785

Life Sciences Tools & Services – 0.1%
Waters Corp. (a)	154	9,142

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 98.1%	Shares	Value

Pharmaceuticals – 6.1%
GlaxoSmithKline PLC – ADR	3,110	$162,870
Johnson & Johnson	4,648	286,410
Noven Pharmaceuticals, Inc. (a)	1,973	46,267
Pfizer, Inc.	18,914	483,631

		979,178

TOTAL HEALTH CARE		1,360,098

INDUSTRIALS – 11.4%
Aerospace & Defense – 0.9%
Ladish, Inc. (a)	1,196	51,428
Rockwell Collins, Inc.	1,313	92,750

		144,178

Air Freight & Logistics – 0.7%
Hub Group, Inc. Class A (a)	3,241	113,954

Airlines – 0.2%
Continental Airlines, Inc. (a)	971	32,888

Building Products – 0.3%
American Woodmark Corp.	1,315	45,499

Commercial Services & Supplies – 1.7%
Cenveo, Inc. (a)	4,458	103,381
Clean Harbors, Inc. (a)	1,616	79,863
Kenexa Corp. (a)	1,714	64,635
TeleTech Holdings, Inc. (a)	1,001	32,512

		280,391

Construction & Engineering – 0.8%
Infrasource Services, Inc. (a)	3,342	123,988

Electrical Equipment – 1.0%
Rockwell Automation, Inc.	1,330	92,355
Superior Essex, Inc. (a)	1,713	63,981

		156,336

Machinery – 5.8%
Caterpillar, Inc.	8,041	629,610
PACCAR, Inc.	3,515	305,946

		935,556

TOTAL INDUSTRIALS		1,832,790

INFORMATION TECHNOLOGY – 26.0%
Communications Equipment – 8.4%
Cisco Systems, Inc. (a)	23,831	663,693
Packeteer, Inc. (a)	2,954	23,071
Research In Motion Ltd. (a)	3,087	617,369
Sirenza Microdevices, Inc. (a)	3,990	47,361

		1,351,494

Computers & Peripherals – 3.4%
International Business Machines Corp.	5,086	535,301
Lexmark International, Inc. Class A (a)	142	7,002

		542,303

Electronic Equipment & Instruments – 0.7%
Agilent Technologies, Inc. (a)	552	21,219
CDW Corp. (a)	378	32,119
Electronic Equipment & Instruments (continued)
Rogers Corp. (a)	1,481	54,797

		108,135

Internet Software & Services – 0.3%
Interwoven, Inc. (a)	3,603	50,586

IT Services – 1.7%
Covansys Corp. (a)	3,073	104,267
Infosys Technologies Ltd. – ADR	3,378	170,184

		274,451

Semiconductor & Semiconductor Equipment – 2.8%
Atheros Communications, Inc. (a)	4,333	133,630
Lam Research Corp. (a)	849	43,639
NVIDIA Corp. (a)	5,995	247,653
Ultra Clean Holdings Inc. (a)	1,695	23,696

		448,618

Software – 8.7%
Ansoft Corp. (a)	1,934	57,034
Check Point Software Technologies Ltd. (a)	1,222	27,874
Microsoft Corp.	22,146	652,643
Oracle Corp. (a)	31,457	620,017
Tyler Technologies, Inc. (a)	3,274	40,630

		1,398,198

TOTAL INFORMATION TECHNOLOGY		4,173,785

MATERIALS – 6.9%
Chemicals – 5.2%
Albemarle Corp.	1,036	39,917
E.I. du Pont de Nemours & Co.	10,057	511,298
OM Group, Inc. (a)	515	27,254
Potash Corp. of Saskatchewan, Inc.	3,371	262,837

		841,306

Containers & Packaging – 0.2%
Rock-Tenn Co.	870	27,596

Metals & Mining – 1.5%
Allegheny Technologies, Inc.	1,079	113,166
Brush Engineered Materials, Inc. (a)	710	29,813
Metal Management, Inc.	2,205	97,174

		240,153

TOTAL MATERIALS		1,109,055

TELECOMMUNICATION SERVICES – 10.9%
Diversified Telecommunication Services – 9.4%
BT Group plc – ADR	11,388	758,213
Consolidated Communications Holdings, Inc.	2,147	48,522
Deutsche Telekom AG – ADR	8,931	164,420
Fairpoint Communications, Inc.	2,906	51,581
France Telecom – ADR	5,887	161,775
Royal KPN NV – ADR	11,488	190,816
Telecom Italia SpA – ADR	5,400	148,284

		1,523,611

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 98.1%	Shares	Value

Wireless Telecommunication Services – 1.5%
Millicom International Cellular S.A. (a)	436	$39,955
Vodafone Group plc – ADR	5,875	197,576

		237,531

TOTAL TELECOMMUNICATION SERVICES		1,761,142

UTILITIES – 2.7%
Electric Utilities – 1.7%
Enel SpA – ADR	3,166	170,014
Entergy Corp.	326	34,996
FirstEnergy Corp.	519	33,595
FPL Group, Inc.	659	37,392

		275,997

Multi-Utilities – 1.0%
National Grid Transco plc – ADR	2,228	164,382

TOTAL UTILITIES		440,379

Total Common Stocks (Cost $14,475,893)		$15,774,413

	Face	Fair
Repurchase Agreements – 1.8%	Amount	Value

U.S. Bank 4.100% 07/02/2007	$297,000	$297,000

Repurchase price $297,101
Collateralized by:
Federal Home Loan Mortgage Corp. Gold Pool #E99143 4.500%, 09/01/2018
Fair Value: $302,942
Total Repurchase Agreements (Cost $297,000)		$297,000

Total Investments – 99.9% (Cost $14,772,893) (b)		$16,071,413
Other Assets in Excess of Liabilities – 0.1%		9,847

Net Assets – 100.0%		$16,081,260

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $14,772,893)	$16,071,413
Cash	382
Receivable for fund shares sold	4,150
Dividends and accrued interest receivable	22,697
Prepaid expenses and other assets	31

Total assets	16,098,673

Liabilities:
Payable for fund shares redeemed	12
Payable for investment management services	7,559
Payable for compliance services	378
Accrued custody expense	1,632
Accrued professional fees	5,345
Accrued accounting fees	1,924
Accrued printing and filing fees	546
Other accrued expenses	17

Total liabilities	17,413

Net assets	$16,081,260

Net assets consist of:
Par value, $1 per share	$1,334,148
Paid-in capital in excess of par value	12,991,272
Accumulated net realized gain on investments	362,297
Net unrealized appreciation on investments	1,298,520
Undistributed net investment income	95,023

Net assets	$16,081,260

Shares outstanding	1,334,148

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$12.05

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$9,797
Dividends (net of withholding tax of $9,351)	113,766

Total investment income	123,563

Expenses:
Management fees	38,306
Custodian fees	4,380
Directors’ fees	310
Professional fees	5,644
Accounting fees	5,404
Printing and filing fees	682
Compliance expense	2,358
Other	67

Total expenses	57,151

Net investment income	66,412

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	338,769
Change in unrealized appreciation/depreciation on investments	571,228

Net realized/unrealized gain (loss) on investments	909,997

Change in net assets from operations	$976,409

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$66,412	$28,605
Net realized gain (loss) on investments	338,769	23,534
Change in unrealized appreciation/depreciation on investments	571,228	726,175

Change in net assets from operations	976,409	778,314

Distributions to shareholders:
Distributions from net investment income	—	(1,179)

Capital transactions:
Received from shares sold	4,816,928	8,564,954
Received from dividends reinvested	—	1,179
Paid for shares redeemed	(296,874)	(221,539)

Change in net assets from capital transactions	4,520,054	8,344,594

Change in net assets	5,496,463	9,121,729
Net Assets:
Beginning of period	10,584,797	1,463,068

End of period	$16,081,260	$10,584,797

Undistributed net investment income	$95,023	$28,611

 Financial Highlights

	Six-Month Period			For the Period
	Ended June 30, 2007		Year Ended	from November 2, 2005*
	(Unaudited)		December 31, 2006	to December 31, 2005

Selected Per-Share Data:
Net asset value, beginning of period	$11.23		$10.14	$10.00
Operations:
Net investment income	0.04		0.02	0.01
Net realized and unrealized gain (loss) on investments	0.78		1.07	0.13

Total from operations	0.82		1.09	0.14

Net asset value, end of period	$12.05		$11.23	$10.14

Total return	7.30	%(b)	10.76%	1.40	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$16.1		$10.6	$1.5
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.90	%(a)	1.26%	1.60	%(a)
Net investment income	1.04	%(a)	0.53%	0.74	%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.90	%(a)	1.30%	7.39	%(a)
Portfolio turnover rate	60%		24%	0%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/Income Portfolio

 Objective

The Target Equity/Income Portfolio seeks an above average total return by investing in common stocks of companies which are selected by applying separate uniquely specialized strategies.

 Performance as of June 30, 2007

Average Annual Total Returns:
One year	19.60%
Since inception (11/2/05)	11.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2007, the Target Equity/Income Portfolio returned 7.63% versus 6.96% for the current benchmark, the S&P 500 Index.

The last time corporate earnings bottomed was in the second quarter of 2001. Since then, S&P 500 profits increased 150% through May 2007, but the index itself appreciated just 25% over that span, according to Howard Silverblatt, senior index analyst at S&P. The 500 companies that comprise the index are 45% cheaper today relative to historical profits than when the index last peaked on March 24, 2000, and 30% cheaper than when it bottomed on October 9, 2002, according to Bloomberg. P-E ratios have contracted despite the longest quarterly profit growth streak since 1950.

In addition to stocks being considered undervalued, interest rates are up in 2007 and they could trend higher. The yield on the 10-year T-Note rose 33 basis points to close out June at 5.03%. The rate climbed as high as 5.30% in mid-June. Economists at Lehman Brothers, Morgan Stanley and RBS Greenwich Capital see interest rates trending higher in the second half of 2007. For now, the combination of a strong labor market and inflation sitting at the upper end of the Fed’s comfort zone trumps the weakness in housing. They estimate the 10-year T-Note will return 1.28% this year. If so, it would be the worst showing since 1999 when it fell 8.25%, according to data from Merrill Lynch. We look for investors to favor stocks over bonds in the second half of 2007, which could bode well, in our opinion, for the Target Equity/Income Portfolio.

Target Equity/Income Portfolio’s exposure to dividend-paying stocks could also be a plus when you consider that from 1972 to 2005 dividend-paying stocks dramatically outperformed the overall market, according to Ned Davis Research. Companies paying regular dividends returned 10.1% annually, compared with just 4.1% for those that didn’t.

The Target Equity/Income Portfolio outperformed the S&P 500 Index and the Russell 3000 Index in the first half of 2007. The top performing stocks were the following: Potash Corp. of Saskatchewan, Inc. up 63.2%, priceline.com, Inc. up 57.6%, Research In Motion Ltd. up 56.5%, Guess?, Inc. up 51.9% and Lyondell Chemical Co. up 46.9%. The worst performing stocks were the following: Kimball International, Inc. down 41.0%, Pinnacle West Capital Corp. down 19.3%, Continental Airlines, Inc. down 17.9%, American Eagle Outfitters Inc. down 17.2% and Harley-Davidson, Inc. down 14.8%.(1)

The sectors that contributed the most to Target Equity/Income Portfolio’s return were Materials and Information Technology. The Portfolio was very over-weighted in Materials relative to the Russell 3000 but very under-weighted in Information Technology. The sectors that did not perform well were Consumer Discretionary, Energy and Utilities. The Portfolio was slightly over-weighted in Consumer Discretionary stocks, very under-weighted in Energy and very over-weighted in Utilities relative to the Russell 3000.(1)

In the first half of 2007, value investing outpaced growth investing, as measured by Standard & Poor’s. The S&P 500/Citigroup Value Index gained 7.37%, while the S&P 500/Citigroup Growth Index rose 6.53%.

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected to rise 5.57% in 2007.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Target Equity/Income Portfolio (Continued)

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets
Common Stocks (3)	97.9
Repurchase Agreements and Other Net Assets	2.1

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

		% of Net Assets

1.	BT Group plc – ADR	11.0
2.	Research In Motion Ltd.	7.3
3.	The DIRECTV Group Inc.	5.6
4.	Potash Corp. of Saskatchewan, Inc.	4.4
5.	Lyondell Chemical Co.	3.3
6.	Harley-Davidson, Inc.	3.1
7.	Lubrizol Corp.	2.9
8.	NVIDIA Corp.	2.9
9.	MeadWestvaco Corp.	2.6
10.	ONEOK, Inc.	2.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Utilities	22.7
Consumer Discretionary	18.1
Materials	17.7
Financials	15.4
Telecommunication Services	11.0
Information Technology	10.2
Industrials	1.2
Energy	0.6
Consumer Staples	0.6
Health Care	0.4

97.9

Ohio National Fund, Inc.
Target Equity/Income Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 97.9%	Shares	Value

CONSUMER DISCRETIONARY – 18.1%
Automobiles – 3.1%
Harley-Davidson, Inc.	16,681	$994,354

Household Durables – 0.8%
Kimball International, Inc.	5,894	82,575
Tempur-Pedic International, Inc.	7,007	181,481

		264,056

Internet & Catalog Retail – 0.7%
priceline.com, Inc. (a)	3,357	230,760

Leisure Equipment & Products – 2.9%
Hasbro, Inc.	10,109	317,524
Mattel, Inc.	24,852	628,507

		946,031

Media – 5.6%
The DIRECTV Group Inc. (a)	78,208	1,807,387

Multiline Retail – 2.6%
Nordstrom, Inc.	16,387	837,704

Specialty Retail – 2.0%
American Eagle Outfitters Inc.	14,303	367,015
Guess ?, Inc.	5,905	283,676

		650,691

Textiles, Apparel & Luxury Goods – 0.4%
Steven Madden Ltd.	4,127	135,201

TOTAL CONSUMER DISCRETIONARY		5,866,184

CONSUMER STAPLES – 0.6%
Personal Products – 0.6%
NBTY, Inc. (a)	4,232	182,823

TOTAL CONSUMER STAPLES		182,823

ENERGY – 0.6%
Energy Equipment & Services – 0.6%
Core Laboratories N.V. (a)	1,804	183,449

TOTAL ENERGY		183,449

FINANCIALS – 15.4%
Commercial Banks – 6.4%
Huntington Bancshares, Inc.	31,074	706,623
PNC Financial Services Group, Inc.	9,837	704,132
Regions Financial Corp.	19,547	647,006

		2,057,761

Diversified Financial Services – 2.2%
JPMorgan Chase & Co.	15,028	728,107

Insurance – 6.8%
Cincinnati Financial Corp.	16,090	698,306
Lincoln National Corp.	11,061	784,778
Unitrin, Inc.	14,452	710,749

		2,193,833

TOTAL FINANCIALS		4,979,701

HEALTH CARE – 0.4%
Health Care Equipment & Supplies – 0.4%
Immucor, Inc. (a)	4,932	137,948

TOTAL HEALTH CARE		137,948

INDUSTRIALS – 1.2%
Airlines – 0.6%
Continental Airlines, Inc. (a)	5,763	195,193

Commercial Services & Supplies – 0.6%
TeleTech Holdings, Inc. (a)	6,133	199,200

TOTAL INDUSTRIALS		394,393

INFORMATION TECHNOLOGY – 10.2%
Communications Equipment – 7.3%
Research In Motion Ltd. (a)	11,761	2,352,082

Semiconductor & Semiconductor Equipment – 2.9%
NVIDIA Corp. (a)	22,803	941,992

TOTAL INFORMATION TECHNOLOGY		3,294,074

MATERIALS – 17.7%
Chemicals – 11.8%
Albemarle Corp.	6,136	236,420
Lubrizol Corp.	14,657	946,109
Lyondell Chemical Co.	28,594	1,061,409
OM Group, Inc. (a)	3,155	166,963
Potash Corp. of Saskatchewan, Inc.	18,149	1,415,078

		3,825,979

Containers & Packaging – 0.5%
Rock-Tenn Co.	5,328	169,004

Metals & Mining – 2.7%
Allegheny Technologies, Inc.	6,452	676,686
Brush Engineered Materials, Inc. (a)	4,357	182,950

		859,636

Paper & Forest Products – 2.7%
MeadWestvaco Corp.	24,285	857,746

TOTAL MATERIALS		5,712,365

TELECOMMUNICATION SERVICES – 11.0%
Diversified Telecommunication Services – 11.0%
BT Group plc – ADR	53,523	3,563,561

TOTAL TELECOMMUNICATION SERVICES		3,563,561

UTILITIES – 22.7%
Electric Utilities – 8.5%
FirstEnergy Corp.	12,129	785,110
Northeast Utilities	26,125	740,905
Pinnacle West Capital Corp.	14,549	579,778
UniSource Energy Corp.	19,991	657,504

		2,763,297

Gas Utilities – 5.0%
AGL Resources, Inc.	18,739	758,554
ONEOK, Inc.	16,890	851,425

		1,609,979

Multi-Utilities – 9.2%
Black Hills Corp.	19,714	783,632
DTE Energy Co.	15,123	729,231
Energy East Corp.	29,382	766,576

(continued)

Ohio National Fund, Inc.
Target Equity/Income Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stocks – 97.9%	Shares	Value

Multi-Utilities (continued)
SCANA Corp.	17,969	$688,033

		2,967,472

TOTAL UTILITIES		7,340,748

Total Common Stocks (Cost $29,240,574)		$31,655,246

	Face	Fair
Repurchase Agreements – 1.9%	Amount	Value

U.S. Bank 4.100% 07/02/2007	$609,000	$609,000

Repurchase price $609,208
Collateralized by:
Federal Home Loan Mortgage Corp. Gold Pool #E99143 4.500%, 09/01/2018
Fair Value: $621,185
Total Repurchase Agreements (Cost $609,000)		$609,000

Total Investments – 99.8% (Cost $29,849,574) (b)		$32,264,246
Other Assets in Excess of Liabilities – 0.2%		67,987

Net Assets – 100.0%		$32,332,233

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/Income Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $29,849,574)	$32,264,246
Cash	25
Receivable for fund shares sold	54,479
Dividends and accrued interest receivable	38,864
Prepaid expenses and other assets	75

Total assets	32,357,689

Liabilities:
Payable for fund shares redeemed	5
Payable for investment management services	15,535
Payable for compliance services	378
Accrued custody expense	816
Accrued professional fees	5,388
Accrued accounting fees	2,219
Accrued printing and filing fees	1,081
Other accrued expenses	34

Total liabilities	25,456

Net assets	$32,332,233

Net assets consist of:
Par value, $1 per share	$2,728,582
Paid-in capital in excess of par value	26,313,016
Accumulated net realized gain on investments	669,041
Net unrealized appreciation on investments	2,414,672
Undistributed net investment income	206,922

Net assets	$32,332,233

Shares outstanding	2,728,582

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$11.85

 Statement of Operations

For the Six-Month Period Ended June 30, 2007 (Unaudited)

Investment income:
Interest	$18,342
Dividends (net of withholding tax of $233)	233,459

Total investment income	251,801

Expenses:
Management fees	77,544
Custodian fees	2,669
Directors’ fees	624
Professional fees	5,802
Accounting fees	6,892
Printing and filing	1,154
Compliance expense	2,358
Other	162

Total expenses	97,205

Net investment income	154,596

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	405,630
Change in unrealized appreciation/depreciation on investments	1,420,448

Net realized/unrealized gain (loss) on investments	1,826,078

Change in net assets from operations	$1,980,674

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/Income Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2007	December 31,
	(Unaudited)	2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$154,596	$173,867
Net realized gain (loss) on investments	405,630	263,432
Change in unrealized appreciation/depreciation on investments	1,420,448	981,003

Change in net assets from operations	1,980,674	1,418,302

Distributions to shareholders:
Distributions from net investment income	—	(126,159)

Capital transactions:
Received from shares sold	10,025,960	20,065,608
Received from dividends reinvested	—	126,159
Paid for shares redeemed	(600,547)	(4,122,264)

Change in net assets from capital transactions	9,425,413	16,069,503

Change in net assets	11,406,087	17,361,646
Net Assets:
Beginning of period	20,926,146	3,564,500

End of period	$32,332,233	$20,926,146

Undistributed net investment income	$206,922	$52,326

 Financial Highlights

	Six-Month Period			For the Period
	Ended June 30, 2007		Year Ended	from November 2, 2005*
	(Unaudited)		December 31, 2006	to December 31, 2005
Selected Per-Share Data:
Net asset value, beginning of period	$11.01		$10.13	$10.00
Operations:
Net investment income	0.05		0.08	0.01
Net realized and unrealized gain (loss) on investments	0.79		0.87	0.12

Total from operations	0.84		0.95	0.13

Distributions:
Distributions from net investment income	—		(0.07)	—

Net asset value, end of period	$11.85		$11.01	$10.13

Total return	7.63	%(b)	9.36%	1.30	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$32.3		$20.9	$3.6
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.75	%(a)	0.88%	1.60	%(a)
Net investment income	1.20	%(a)	1.28%	1.22	%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.75	%(a)	0.88%	3.38	%(a)
Portfolio turnover rate	58%		52%	0%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Growth Portfolio

 Objective

The Bristol Growth Portfolio seeks long-term growth by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in term of market capitalization.

 Performance as of June 30, 2007

Average Annual Total Returns:
Since inception (5/1/07)	14.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the period of May 1, 2007 (date of commencement the Portfolio) through June 30, 2007, the Bristol Growth Portfolio returned 2.40% versus 2.05% for the current benchmark, the Russell 1000 Growth Index.

The market indices proved resilient to mixed economic data and uncertainty during the period May 1, 2007 through June 30, 2007. The ISM purchasing index showed a sharp expansion, yet industrial production data implied weaker year over year growth. While home sales looked to be improving earlier in the year they returned to declines during this period with prices falling. Energy prices continued to rise and mortgage rate increases were prominent. Consumer spending remained strong until June when the pressure from higher gasoline prices took a toll on retail sales. A surge in interest rates pushed the 10-year treasury yield to 5.30% in June, but has since stabilized. Job growth remained healthy with the unemployment rate remaining flat at 4.5%.

The Portfolio outperformed the Russell 1000 Growth Index. Portfolio performance was mainly the result of specific stock selection. Outperformers for the period included Rio Tinto up 14% on strength in its metals and mining divisions, dissipating inventory build-up and speculation of a takeout offer. Apple Inc. was up 22% on positive revisions based on strength in Mac sales, lower component costs, and anticipation of its iPhone release. VeriSign, Inc. was up 16% after receiving approval to raise prices for its domain business, and Intel Corp. was up 11% on estimate raises due to less concern of AMD as a competitor.(1)

Detractors to performance included Human Genome Sciences, Inc., down 17%. Although the company produced decent hepatitis drug data and showed positive enrollment results for its Lupus drug, a lack of short-term catalysts steadily drove the stock down. Abbott Laboratories was down 9% on general weakness in the Health Care sector and Vertex Pharmaceuticals, Inc. down 7% on less positive data for its hepatitis C drug. Another underperformer was JC Penney Co. Inc., down 8% after the company missed comps and cut earnings.(1)

We did not change the makeup of the Portfolio significantly during the period. We decreased our weighting in Industrials to a substantial under-weight, selling Honeywell International Inc. and Deere & Co. on valuation as they neared our target prices and United Technologies on concerns of a slowdown in its air conditioning business.(1)

We added slightly to Information Technology during the period, increasing our over-weight in this sector. We added Texas Instruments, Inc., on strength in the 3G wireless phone market, and Corning, Inc. and AU Optronics Corp. on continuing strong demand in the glass and LCD business, and we expect increased profitability over the next few years. In this sector we sold Adobe Systems Inc. before their earnings report, on lower expectations for earnings growth despite a new product upgrade cycle. We also sold JDS Uniphase Corp. prior to their earnings report on weakness in opto-type competitors, and Ciena Corp on talks of margin compression.(1)

The Portfolio appears to be positioned somewhat defensively going into the second half of the year. We are over-weighted in Consumer Staples and Health Care. However, we are also over-weighted in Information Technology, balancing an under-weight in Industrials. We expect the Portfolio to do well in the current environment. If the economy all of a sudden weakened, we expect the expectations of a fed interest rate cut could put pressure on the relative Portfolio return.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values. The index presented herein includes the effects of requested dividends.

(continued)

Ohio National Fund, Inc.
Bristol Growth Portfolio (Continued)

 Portfolio Composition as of June 30, 2007 (1)

% of Net Assets
Common Stocks (3)	99.6
Repurchase Agreements Less Net Liabilities	0.4

100.0

 Top 10 Portfolio Holdings as of June 30, 2007 (1) (2)

		% of Net Assets
1.	Microsoft Corp.	3.4
2.	Cisco Systems, Inc.	3.4
3.	Hewlett-Packard Co.	2.7
4.	Johnson & Johnson	2.4
5.	Intel Corp.	2.4
6.	International Business Machines Corp.	2.4
7.	Maxim Integrated Products, Inc.	2.1
8.	General Electric Co.	2.1
9.	Applied Materials, Inc.	2.0
10.	Google, Inc. Class A	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	35.5
Healh Care	15.1
Financials	12.0
Consumer Staples	11.7
Consumer Discretionary	11.1
Materials	4.9
Industrials	3.7
Energy	3.6
Telecommunication Services	1.6
Utilities	0.4

99.6

Ohio National Fund, Inc.
Bristol Growth Portfolio

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stock – 99.6%	Shares	Value

CONSUMER DISCRETIONARY – 11.2%
Auto Components – 1.2%
Johnson Controls, Inc.	700	$81,039

Hotels, Restaurants & Leisure – 3.4%
Hilton Hotels Corp.	1,500	50,205
Royal Caribbean Cruises Ltd.	1,500	64,470
Starwood Hotels & Resorts Worldwide, Inc.	1,600	107,312

		221,987

Media – 1.8%
The Walt Disney Co.	3,500	119,490

Multiline Retail – 1.9%
J.C. Penney Co. Inc.	1,700	123,046

Specialty Retail – 0.9%
Abercrombie & Fitch Co. Class A	800	58,384

Textiles, Apparel & Luxury Goods – 2.0%
NIKE, Inc. Class B	2,200	128,238

TOTAL CONSUMER DISCRETIONARY		732,184

CONSUMER STAPLES – 11.7%
Beverages – 3.9%
PepsiCo, Inc.	1,900	123,215
The Coca-Cola Co.	2,500	130,775

		253,990

Food Products – 4.8%
General Mills, Inc.	2,100	122,682
Kraft Foods, Inc. Class A	2,900	102,225
Unilever NV – ADR	2,800	86,856

		311,763

Household Products – 3.0%
Colgate-Palmolive Co.	1,100	71,335
The Procter & Gamble Co.	2,100	128,499

		199,834

TOTAL CONSUMER STAPLES		765,587

ENERGY – 3.6%
Energy Equipment & Services – 3.0%
Baker Hughes, Inc.	1,300	109,369
Grant Prideco, Inc. (a)	1,700	91,511

		200,880

Oil, Gas & Consumable Fuels – 0.6%
Noble Energy, Inc.	600	37,434

TOTAL ENERGY		238,314

FINANCIALS – 9.2%
Capital Markets – 3.9%
Morgan Stanley	1,500	125,820
The Goldman Sachs Group, Inc.	600	130,050

		255,870

Consumer Finance – 2.0%
Capital One Financial Corp.	1,650	129,426

Diversified Financial Services – 1.3%
JPMorgan Chase & Co.	1,800	87,210

Insurance – 2.0%
The Chubb Corp.	2,400	129,936

TOTAL FINANCIALS		602,442

HEALTH CARE – 17.8%
Biotechnology – 4.7%
BioMarin Pharmaceutical, Inc. (a)	6,300	113,022
Human Genome Sciences, Inc. (a)	8,000	71,360
Vertex Pharmaceuticals, Inc. (a)	4,400	125,664

		310,046

Health Care Equipment & Supplies – 2.2%
Cooper Cos. Inc.	2,100	111,972
Gen-Probe, Inc. (a)	600	36,252

		148,224

Life Sciences Tools & Services – 2.8%
Applera Corp – Applied Biosystems Group	1,700	51,918
Thermo Fisher Scientific, Inc. (a)	2,500	129,300

		181,218

Pharmaceuticals – 8.1%
Abbott Laboratories	2,300	123,165
Johnson & Johnson	2,600	160,212
Merck & Co., Inc.	2,400	119,520
Wyeth	2,200	126,148

		529,045

TOTAL HEALTH CARE		1,168,533

INDUSTRIALS – 3.7%
Industrial Conglomerates – 3.7%
General Electric Co.	3,500	133,980
Textron, Inc.	1,000	110,110

TOTAL INDUSTRIALS		244,090

INFORMATION TECHNOLOGY – 35.5%
Communications Equipment – 6.0%
Cisco Systems, Inc. (a)	7,900	220,015
Corning, Inc. (a)	1,900	48,545
QUALCOMM, Inc.	2,900	125,830

		394,390

Computers & Peripherals – 6.4%
Apple Inc. (a)	700	85,428
Hewlett-Packard Co.	4,000	178,480
International Business Machines Corp.	1,500	157,875

		421,783

Electronic Equipment & Instruments – 1.5%
AU Optronics Corp. – ADR	5,800	99,760

Internet Software & Services – 6.7%
eBay, Inc. (a)	3,200	102,976
Google, Inc. Class A (a)	250	130,845
VeriSign, Inc. (a)	3,700	117,401
Yahoo!, Inc. (a)	3,100	84,103

		435,325

IT Services – 0.8%
Hewitt Associates, Inc. Class A (a)	1,700	54,400

(continued)

Ohio National Fund, Inc.
Bristol Growth Portfolio (Continued)

Schedule of Investments	June 30, 2007 (Unaudited)

		Fair
Common Stock – 99.6%	Shares	Value

Semiconductor & Semiconductor Equipment – 10.7%
Applied Materials, Inc.	6,600	$131,142
Intel Corp.	6,700	159,192
Maxim Integrated Products, Inc.	4,100	136,981
National Semiconductor Corp.	2,300	65,021
ON Semiconductor Corp. (a)	10,400	111,488
Texas Instruments, Inc.	2,500	94,075

		697,899

Software – 3.4%
Microsoft Corp.	7,500	221,025

TOTAL INFORMATION TECHNOLOGY		2,324,582

MATERIALS – 4.9%
Chemicals – 4.9%
Agrium, Inc.	2,300	100,625
Cytec Industries, Inc.	1,550	98,844
Rohm & Haas Co.	2,200	120,296

TOTAL MATERIALS		319,765

TELECOMMUNICATION SERVICES – 1.6%
Diversified Telecommunication Services – 1.6%
Verizon Communications, Inc.	2,500	102,925

TOTAL TELECOMMUNICATION SERVICES		102,925

UTILITIES – 0.4%
Electric Utilities – 0.4%
FirstEnergy Corp.	400	25,892

TOTAL UTILITIES		25,892

Total Common Stocks (Cost $6,451,017)		$6,524,314

	Face	Fair
Repurchase Agreements – 1.1%	Amount	Value

U.S. Bank 4.100% 07/02/2007	$73,000	$73,000

Repurchase price $73,025
Collateralized by:
Federal Home Loan Mortgage Corp. Gold Pool #E99143 4.500%, 09/01/2018
Fair Value: $74,461
Total Repurchase Agreements (Cost $73,000)		$73,000

Total Investments – 100.7% (Cost $6,524,017) (b)		$6,597,314
Liabilities in Excess of Other Assets – (0.7)%		(49,053)

Net Assets – 100.0%		$6,548,261

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Growth Portfolio

 Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $6,524,017)	$6,597,314
Cash	568
Receivable for securities sold	70,249
Dividends and accrued interest receivable	5,649

Total assets	6,673,780

Liabilities:
Payable for securities purchased	115,052
Payable for fund shares redeemed	3
Payable for investment management services	4,296
Payable for compliance services	371
Accrued custody expense	655
Accrued professional fees	2,676
Accrued accounting fees	1,922
Accrued printing and filing fees	544

Total liabilities	125,519

Net assets	$6,548,261

Net assets consist of:
Par value, $1 per share	$639,392
Paid-in capital in excess of par value	5,756,452
Accumulated net realized gain on investments	76,603
Net unrealized appreciation on investments	73,297
Undistributed net investment income	2,517

Net assets	$6,548,261

Shares outstanding	639,392

Authorized Fund shares allocated to Portfolio	5,000,000

Net asset value per share	$10.24

 Statement of Operations

For the Period from May 1, 2007* to June 30, 2007 (Unaudited)

Investment income:
Interest	$1,003
Dividends	16,881

Total investment income	17,884

Expenses:
Management fees	8,534
Custodian fees	655
Directors’ fees	54
Professional fees	2,870
Accounting fees	1,922
Printing and filing fees	546
Compliance expense	786

Total expenses	15,367

Net investment income	2,517

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	76,603
Change in unrealized appreciation/depreciation on investments	73,297

Net realized/unrealized gain (loss) on investments	149,900

Change in net assets from operations	$152,417

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Growth Portfolio

 Statement of Changes in Net Assets

For the Period
from May 1, 2007*
to June 30, 2007
(Unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,517
Net realized gain (loss) on investments	76,603
Change in unrealized appreciation/depreciation on investments	73,297

Change in net assets from operations	152,417

Capital transactions:
Received from shares sold	6,396,247
Paid for shares redeemed	(403)

Change in net assets from capital transactions	6,395,844

Change in net assets	6,548,261
Net Assets:
Beginning of period	—

End of period	$6,548,261

Undistributed net investment income	$2,517

 Financial Highlights

	For the Period
	from May 1, 2007*
	to June 30, 2007
	(Unaudited)
Selected Per-Share Data:
Net asset value, beginning of period	$10.00
Operations:
Net realized and unrealized gain (loss) on investments	0.24

Net asset value, end of period	$10.24

Total return	2.40	% (b)
Ratios and supplemental data:
Net assets at end of period (millions)	$6.5
Ratios to average net assets:
Expenses	1.44	% (a)
Net investment income	0.24	% (a)
Portfolio turnover rate	30%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Notes to Financial Statements	June 30, 2007 (Unaudited)

(1) Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund consists of twenty four separate investment portfolios (the “Portfolios”) that seek the following objectives:

-	Equity Portfolio — Long-term growth of capital by investing primarily in common stocks or other equity securities.

-	Money Market Portfolio — Maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

-	Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

-	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

-	International Portfolio — Total return on assets by investing primarily in equity securities of foreign companies.

-	Capital Appreciation Portfolio — Long term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

-	Millennium Portfolio — Maximum capital growth by investing primarily in common stocks of small sized companies.

-	International Small Company Portfolio — Long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $5 billion or less.

-	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

-	Small Cap Growth Portfolio — Long-term capital appreciation by investing in stocks of small companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

-	Mid Cap Opportunity Portfolio — Long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

-	S&P 500 Index Portfolio — Total return that approximates that of the Standard & Poor’s 500 Index.

-	Blue Chip Portfolio — Growth of capital and income by investing primarily in securities of high quality companies.

-	High Income Bond Portfolio — High current income by investing primarily in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Baa or lower by Moody’s, or BBB or lower by Standard & Poor’s or Fitch.

-	Capital Growth Portfolio — Long-term capital appreciation by investing in and actively managing equity securities in small cap growth companies.

-	Nasdaq-100 Index Portfolio — Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100 Index. Unlike the other Portfolios of the Fund, the Nasdaq-100 Index Portfolio is a non-diversified portfolio.

-	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

-	Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

-	U.S. Equity Portfolio — Capital appreciation with a secondary objective of capital preservation to provide long term growth by investing within under-priced sectors and industries.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2007 (Unaudited)

-	Balanced Portfolio — Capital appreciation and income by investing within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

-	Income Opportunity Portfolio — Modest capital appreciation by investing within under-priced sectors and industries and maximization of realized gains.

-	Target VIP Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

-	Target Equity/Income Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

-	Bristol Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances these objectives will be met. Each Portfolio, except the Nasdaq-100 Index Portfolio, is classified as a diversified fund.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each class represents an undivided interest in the assets of the Portfolio corresponding to that class. Each share of a Portfolio may participate equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 350 million of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund. 30 million shares are allocated to each of the Equity, Money Market, International, and S&P 500 Index Portfolios, 20 million shares are allocated to each of the Bond, Capital Appreciation, and Nasdaq-100 Index Portfolios, 15 million shares are allocated to the Omni Portfolio, 10 million shares are allocated to each of the other Portfolios with the exception of the Bristol Growth Portfolio which has 5 million allocated shares. The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2007 (Unaudited)

Security Valuation

Investments are valued using pricing procedures approved by the Board.

All investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 1940 Act. Should the money market component of the Omni Portfolio maintain a dollar-weighted average maturity of 120 days or less and have no maturities greater than one year, such money market component of the Omni Portfolio will be valued at amortized cost. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less are consistently valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the fair value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolios would receive if a security were sold.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, with the exception of options, are valued at the daily closing price on the exchange on which each security is principally traded. Option securities are currently valued on a composite price basis. Over-the-counter domestic equity securities are valued at the last sale price reported daily as of 4:00 pm Eastern Time. If, on a particular day, a domestic equity security is not traded, the mean between the bid and ask prices reported at 4:00 pm Eastern Time will generally be used for valuation purposes. The principal sources for market quotations are independent national pricing services that have been approved by the Board.

Fixed income securities with a remaining maturity exceeding sixty days, other than U.S. Government and agency securities, are valued using specific market quotations or a matrix method provided by independent pricing services approved by the Board. If such information is unavailable, the mean between the daily close bid and ask prices is used. U.S. Government and agency securities are valued at the mean between the daily close bid and ask prices.

Repurchase agreements are valued at original cost.

Restricted securities, illiquid securities, and other investments for which market quotations are not readily available are valued at estimated fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the last sale price at the close of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and the ask quotes at daily close, or the last sale price when appropriate. Non-traded foreign equity securities are priced on last trades or at the mean value between the daily close bid and ask quotes where readily available. The principal sources for market quotations are independent national pricing services that have been approved by the Board.

Securities that are primarily traded on foreign exchanges are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time. Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related ADRs, New York registered shares, iShares, and futures. The assumptions selected by the Fund that are used in the valuation include a zero-basis trigger using the S&P 500 Index and a 75% confidence interval. These assumptions result in the performance of the pricing procedures each day there is a change in the S&P 500 Index from the time of local close to the 4:00 pm Eastern Time U.S. market close for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by the management of the Fund as well as the Fund’s Board. Prior results have indicated that the fair value procedures have been effective in reaching valuation objectives.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2007 (Unaudited)

The differences between the aggregate cost and fair market values of investments are reflected as unrealized appreciation or unrealized depreciation.

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily at 4:00 pm Eastern Time. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions. Events that could impact the exchange rates may occur between the time at which the exchange rates are determined and the time the Portfolios’ net assets are valued. For those Portfolios holding foreign investments, the computation of the respective net asset value would not include the impact of such events. If such events are detected and are determined to materially affect the currency exchange rates during such time period, the securities are valued at their estimated fair value as determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by Federal income tax regulations.

All Portfolios of the Fund, other than the Target VIP and Target Equity/Income Portfolios, may invest in securities of foreign issuers, although foreign securities purchased by the Money Market Portfolio must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Options

Each Portfolio, other than the Money Market Portfolio, for hedging purposes, may (a) write call options traded on a registered national securities exchange if such Portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the Portfolio would be hedged by options or futures contracts, and no more than 5% of any Portfolio’s total assets, at fair value, may be used for premiums on open options and initial margin deposits on futures contracts. The S&P 500 Index and Income Opportunity Portfolios are not subject to the above limitations, as these Portfolios may engage in the purchase or selling of put or call options in accordance with the Portfolios’ stated investment objectives. Options are recorded at fair value, and the related realized and unrealized gains and losses are included in the Statements of Operations, if any. The Portfolios making use of options bear the market risk of an unfavorable change in the price of securities or indices underlying the options and are subject to the risk that the options will expire before being exercised. A further risk associated with investing in options is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position. To limit the risk, a Portfolio will invest only where there is an established market.

Futures Contracts

Each Portfolio, other than the Money Market Portfolio may, for hedging purposes, purchase and sell financial futures contracts. Futures contracts are used for the purpose of hedging its existing Portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2007 (Unaudited)

futures contract, a Portfolio is required to pledge to the broker an amount of cash, commercial paper, or receivables for securities sold equal to a percentage of the contract amount, known as the initial margin deposit. Subsequent payments, known as “variation margin”, are made or received by the Portfolios each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolios recognize a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets. A further risk associated with investing in futures contracts is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position when it wants to do so. To limit the risk, a Portfolio will invest only where there is an established market.

The S&P 500 Index Portfolio may purchase or sell stock index futures contracts, and options thereon, and the Nasdaq-100 Index Portfolio may purchase or sell derivative securities designed to replicate the Nasdaq 100 Index in accordance with their stated investment objectives.

At June 30, 2007, there were no futures contracts held by the Fund’s Portfolios.

Credit-linked Trust Certificates

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Similar to an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.

Foreign Currency Contracts, Futures, and Options

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency exchange contracts, foreign currency options, and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures, generally. A forward contract involves an obligation to purchase or sell a foreign currency at a future date, at a negotiated rate. These contracts are recorded at fair value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Portfolios could be exposed to foreign currency fluctuations. The use of foreign currency hedging transactions might not successfully protect a Portfolio against a loss resulting from the movements of foreign currency in relation to the U.S. dollar and does not eliminate fluctuations in the prices of other securities.

Repurchase Agreements

The Portfolios routinely acquire repurchase agreements from member banks of the Federal Reserve System which are deemed creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The maturities of these instruments vary from overnight to one week. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Portfolio’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2007 (Unaudited)

Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(2) commercial paper is issued pursuant to Section 4(2) of the 1933 Act which exempts an issue from registration. This paper is used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a Portfolio in Rule 144A and Section 4(2) securities could have the effect of decreasing the liquidity of the Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its assets in illiquid securities.

When-issued Securities

The Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios may hold liquid assets as collateral that is deemed to be sufficient to cover the purchase price.

Borrowing and Securities Lending

Certain Portfolios in the Fund are allowed to borrow for investment purposes. Borrowings would generally be unsecured, except to the extent the Portfolios enter into reverse repurchase agreements. The 1940 Act requires the Portfolios to maintain continuous asset coverage equal to three times the amount borrowed. No borrowings were conducted by any of the Fund’s Portfolios during the six-month period ended June 30, 2007.

All Portfolios, with the exception of the Money Market Portfolio, are able to lend securities if the loan is adequately secured, is immediately callable and allows for all interest and dividend payments; and the aggregate value of securities loaned does not exceed one third of the total assets. There were no Fund securities lent during the six-month period ended June 30, 2007.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 1940 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise. Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s accounting agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2007 (Unaudited)

Distributions to Shareholders and Federal Taxes

Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and makes distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. As such, no provisions for Federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. These Portfolios accrue such taxes as the related income is earned.

New Accounting Pronoucements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Fund adopted the standard on June 29, 2007 as required. The adoption of FIN 48 has no impact on the current financial statements for any of the Fund’s Portfolios.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2007 (Unaudited)

(3) Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. Typically, contract renewals are approved by the Board in the meeting held subsequent to the close of the Fund’s second quarter. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following schedule of Board-approved annualized fee breakpoints.

Equity

0.80% of first $500 million
0.75% of next $500 million
0.70% over $1 billion

Bond

0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion

International

0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million

Millennium

0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million

Aggressive Growth

0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million

Mid Cap Opportunity

0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million

Blue Chip

0.75% of first $100 million
0.70% of next $400 million
0.65% over $500 million

Capital Growth

0.90% of first $100 million
0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million

Bristol

0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million

Money Market*

0.30% of first $100 million
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion

Omni

0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion

Capital Appreciation

0.80% of first $100 million
0.75% of next $300 million
0.65% of next $600 million
0.60% over $1 billion

International Small Company

1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million

Small Cap Growth

0.95% of first $100 million
0.90% of next $50 million
0.80% of next $150 million
0.75% over $300 million

S&P 500 Index

0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million

High Income Bond

0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million

Nasdaq-100 Index

0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million

Bryton Growth

0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2007 (Unaudited)

U.S. Equity

0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million

Balanced

0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million

Target VIP

0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million

Income Opportunity

0.80% of first $200 million
0.75% of next $300 million
0.70% over $500 million

Target Equity/Income

0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million

Bristol Growth

0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million

*	For the six-month period ended June 30, 2007, ONI waived advisory fees in excess of the following amounts:

Money Market	0.25% of average daily net assets

Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent fiscal periods.

If ONI did not agree to reimburse these expenses, the total expenses incurred by the Money Market Portfolio for the six-month period ended June 30, 2007 would have been higher than the net expenses reflected in the financial statements.

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers for the Capital Appreciation, Millennium, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Capital Growth, Blue Chip, High Income Bond, International, International Small Company, Equity, Omni, Bristol, Bryton Growth, U.S. Equity, Balanced, Income Opportunity, Target VIP, Target Equity/Income and Bristol Growth Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with Jennison Associates LLC (“Jennison”), Neuberger Berman Management, Inc. (“Neuberger Berman”), Janus Capital Management LLC (“Janus”), RS Investment Management, L.P. (“RSIM”), Eagle Asset Management, Inc. (“Eagle”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), Federated Global Investment Management Corp. (“Federated Global”), Legg Mason Capital Management, Inc. (“Legg Mason”), Suffolk Capital Management, LLC (“Suffolk”), ICON Advisers, Inc. (“ICON”), and First Trust Advisors L.P. (“First Trust”), to manage the investment of those Portfolios’ assets, subject to the supervision of ONI. As compensation for their services, the sub-advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following Board—approved schedule of annualized fee breakpoints.

Equity (Legg Mason)

0.45% of first $500 million
0.40% over $500 million

International (Federated Global)

0.40% of first $200 million
0.35% over $200 million

Capital Appreciation (Jennison)

0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion

Aggressive Growth (Janus)

0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million

Omni (Suffolk)

0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion

Millennium (Neuberger Berman)

0.55% of first $150 million
0.50% of next $150 million
0.40% over $300 million

International Small Company (Federated Global)

0.75% of first $100 million
0.65% over $100 million

Small Cap Growth (Janus)

0.65% of first $50 million
0.60% of next $100 million
0.50% over $150 million

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2007 (Unaudited)

Mid Cap Opportunity (RSIM)

0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million

High Income Bond (Federated Investment)

0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million

Bristol (Suffolk)

0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

U.S. Equity and Balanced (ICON)

0.50% of first $200 million
0.45% of next $300 million
0.40% over $500 million

Target VIP and Target Equity/Income (First Trust)

0.35% of first $500 million
0.25% over $500 million

Blue Chip (Federated Equity)

0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million

Capital Growth (Eagle)

0.59% of first $100 million
0.55% of next $100 million
0.50% over $200 million

Bryton Growth (Suffolk)

0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million

Income Opportunity (ICON)

0.55% of first $200 million
0.50% of next $300 million
0.45% over $500 million

Bristol Growth (Suffolk)

0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

Suffolk, the sub-adviser for the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 81% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at June 30, 2007 and fees paid to Suffolk are an expense of ONI, not of the Fund.

Pursuant to the Investment Advisory Agreement, if in any calendar quarter the total of all ordinary expenses of any Portfolio should exceed approximately one quarter of one percent of the average daily net assets, ONI shall reimburse the Portfolio for such excess expenses. Ordinary expenses for purposes of this calculation exclude the advisory fee paid to ONI, taxes, brokerage commissions, and interest. There were no expenses reimbursed by ONI for the six-month period ended June 30, 2007.

Under a service agreement among ONI, ONLIC and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Effective August 12, 2006, the Investment Advisory Agreement was amended upon approval of the Fund’s shareholders and ONLIC, ONLAC, and NSLA variable contract owners. The amendment allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC and the Fund, ONLIC has provided the personnel, services, and equipment necessary to perform the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for such costs. For the six-month period ended June 30, 2007 the Fund incurred compliance expenses totaling $55,020 that were equally allocated to each of the Portfolios on a monthly basis. Of this amount $46,104 was paid, resulting in a combined Fund payable to ONI at June 30, 2007 of $8,916. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director who is not an officer of the Fund nor an employee of ONI or its corporate affiliates is currently paid a quarterly retainer fee of $5,000, $1,500 for each Board meeting attended, and $500 for each Board committee or independent directors meetings attended. The lead independent director of the Board receives an additional $1,250 per Board meeting attended and the

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2007 (Unaudited)

Audit Committee chair receives an additional $500 for each Audit Committee meeting attended. For the six-month period ended June 30, 2007, compensation of these directors by the Fund totaled $56,000.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small Company Portfolios. The accounting agent and custodian for the International and International Small Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into sub-custodial agreements, subject to approval by the Board.

(4) Capital Share Transactions

Capital share transactions for the six-month period ended June 30, 2007 and the year ended December 31, 2006 were as follows:

	Equity		Money Market		Bond
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	6/30/07	Year Ended	6/30/07	Year Ended	6/30/07	Year Ended
	(Unaudited)	12/31/06	(Unaudited)	12/31/06	(Unaudited)	12/31/06

Capital shares issued on sales	717,852	1,387,631	17,952,642	23,325,224	1,425,294	3,252,646
Capital shares issued on reinvested dividends	—	—	689,992	951,451	—	564,982
Capital shares redeemed	(1,095,569)	(2,234,787)	(13,995,896)	(15,795,140)	(843,783)	(979,222)

Net increase/(decrease)	(377,717)	(847,156)	4,646,738	8,481,535	581,511	2,838,406

	Omni		International		Capital Appreciation
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	6/30/07	Year Ended	6/30/07	Year Ended	6/30/07	Year Ended
	(Unaudited)	12/31/06	(Unaudited)	12/31/06	(Unaudited)	12/31/06

Capital shares issued on sales	90,075	296,696	3,428,239	7,603,544	165,388	1,874,423
Capital shares issued on reinvested dividends	—	52,834	—	37,793	—	48,855
Capital shares redeemed	(395,788)	(795,853)	(672,482)	(1,380,688)	(885,808)	(611,108)

Net increase/(decrease)	(305,713)	(446,323)	2,755,757	6,260,649	(720,420)	1,312,170

	Millennium		International Small Company		Aggressive Growth
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	6/30/07	Year Ended	6/30/07	Year Ended	6/30/07	Year Ended
	(Unaudited)	12/31/06	(Unaudited)	12/31/06	(Unaudited)	12/31/06

Capital shares issued on sales	91,000	122,103	689,077	997,554	246,505	552,788
Capital shares issued on reinvested dividends	—	—	—	83,493	—	—
Capital shares redeemed	(367,636)	(826,698)	(199,454)	(480,871)	(291,819)	(519,272)

Net increase/(decrease)	(276,636)	(704,595)	489,623	600,176	(45,314)	33,516

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2007 (Unaudited)

	Small Cap Growth		Mid Cap Opportunity		S&P 500 Index
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	6/30/07	Year Ended	6/30/07	Year Ended	6/30/07	Year Ended
	(Unaudited)	12/31/06	(Unaudited)	12/31/06	(Unaudited)	12/31/06

Capital shares issued on sales	252,994	400,178	218,838	281,173	631,025	565,338
Capital shares issued on reinvested dividends	—	—	—	—	—	129,067
Capital shares redeemed	(189,679)	(465,613)	(420,112)	(915,299)	(1,101,185)	(3,071,448)

Net increase/(decrease)	63,315	(65,435)	(201,274)	(634,126)	(470,160)	(2,377,043)

	Blue Chip		High Income Bond		Capital Growth
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	6/30/07	Year Ended	6/30/07	Year Ended	6/30/07	Year Ended
	(Unaudited)	12/31/06	(Unaudited)	12/31/06	(Unaudited)	12/31/06

Capital shares issued on sales	134,172	409,577	2,344,472	2,700,630	149,902	270,607
Capital shares issued on reinvested dividends	—	23,578	—	—	—	—
Capital shares redeemed	(193,333)	(427,822)	(545,260)	(1,113,696)	(159,401)	(313,563)

Net increase/(decrease)	(59,161)	5,333	1,799,212	1,586,934	(9,499)	(42,956)

	Nasdaq-100 Index		Bristol		Bryton Growth
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	6/30/07	Year Ended	6/30/07	Year Ended	6/30/07	Year Ended
	(Unaudited)	12/31/06	(Unaudited)	12/31/06	(Unaudited)	12/31/06

Capital shares issued on sales	623,128	3,468,793	1,329,281	2,209,842	1,250,470	1,476,711
Capital shares issued on reinvested dividends	—	—	—	14,692	—	15,860
Capital shares redeemed	(754,506)	(741,802)	(69,940)	(111,107)	(34,407)	(155,737)

Net increase/(decrease)	(131,378)	2,726,991	1,259,341	2,113,427	1,216,063	1,336,834

	U.S. Equity		Balanced		Income Opportunity
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	6/30/07	Year Ended	6/30/07	Year Ended	6/30/07	Year Ended
	(Unaudited)	12/31/06	(Unaudited)	12/31/06	(Unaudited)	12/31/06

Capital shares issued on sales	136,467	680,950	127,891	282,286	76,919	179,657
Capital shares issued on reinvested dividends	—	4,518	—	6,463	—	—
Capital shares redeemed	(120,608)	(97,636)	(82,284)	(56,978)	(141,840)	(63,386)

Net increase/(decrease)	15,859	587,832	45,607	231,771	(64,921)	116,271

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2007 (Unaudited)

	Target VIP		Target Equity/Income		Bristol Growth
					Period
	Six-Month		Six-Month		from
	Period Ended		Period Ended		5/1/07
	6/30/07	Year Ended	6/30/07	Year Ended	(inception)
	(Unaudited)	12/31/06	(Unaudited)	12/31/06	to 6/30/07

Capital shares issued on sales	417,346	819,664	880,020	1,921,723	639,431
Capital shares issued on reinvested dividends	—	104	—	11,427	—
Capital shares redeemed	(25,812)	(21,509)	(52,786)	(383,569)	(39)

Net increase/(decrease)	391,534	798,259	827,234	1,549,581	639,392

(5) Investment Transactions

Purchases and sales of investments (excluding short-term and government securities) for the six-month period ended June 30, 2007 were as follows:

					Capital
	Equity	Bond	Omni	International	Appreciation

Stocks and Bonds:
Purchases	$24,690,365	$24,706,020	$52,111,545	$183,366,087	$83,712,148
Sales	$37,684,718	$9,102,795	$56,830,107	$137,105,618	$92,080,558

		International Small	Aggressive		Mid Cap
	Millennium	Company	Growth	Small Cap Growth	Opportunity

Stocks and Bonds:
Purchases	$41,425,953	$30,192,522	$3,793,686	$8,120,233	$119,826,981
Sales	$49,233,742	$19,265,229	$2,037,335	$6,993,048	$121,438,400

			High Income		Nasdaq-100
	S&P 500 Index	Blue Chip	Bond	Capital Growth	Index

Stocks and Bonds:
Purchases	$7,303,902	$10,384,987	$31,481,224	$9,586,320	$2,656,666
Sales	$13,005,172	$9,845,990	$14,876,107	$10,482,050	$3,088,666

					Income
	Bristol	Bryton Growth	U.S. Equity	Balanced	Opportunity

Stocks and Bonds:
Purchases	$86,729,199	$23,747,590	$14,530,242	$2,420,573	$3,922,364
Sales	$69,712,594	$9,875,369	$14,440,139	$3,168,966	$4,718,955

			Bristol Growth
			Period
			from 5/1/07
		Target	(inception)
	Target VIP	Equity/Income	to 6/30/07

Stocks and Bonds:
Purchases	$12,237,370	$24,786,891	$8,349,470
Sales	$7,661,538	$14,831,548	$1,975,055

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2007 (Unaudited)

Purchases and sales of government securities for the six-month period ended June 30, 2007 were as follows:

Balanced

Purchases	$744,553
Sales	$—

(6) Option Contracts Written

The activity in option contracts written and premiums received by the Income Opportunity Portfolio for the six-month period ended June 30, 2007 is detailed as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding, beginning of year	1,064	$184,389
Options written during year	92	418,100
Options exercised during year	(10)	(20,126)
Options expired during year	(8)	(10,877)
Options closed during year	(164)	(305,152)

Options outstanding, end of year	974	$266,334

(7) Foreign currency contracts

At June 30, 2007, the International Portfolio had outstanding foreign currency contract commitments as follows:

Contracts to buy foreign currencies:

					Unrealized
		Currency to	Currency to	Contract at	Appreciation/
Date of contract	Exchange date	receive	deliver	value	Depreciation

May 3, 2007	August 7, 2007	7,000,000€	$9,523,640	$9,485,735	$(37,905)
January 16, 2007	July 18, 2007	483,045,600¥	$4,100,000	$3,929,440	$(170,560)
January 16, 2007	July 18, 2007	482,922,600¥	$4,100,000	$3,928,439	$(171,561)
March 8, 2007	July 18, 2007	494,981,600¥	$4,300,000	$4,026,535	$(273,465)

Contracts to sell foreign currencies:

					Unrealized
		Currency to	Currency to	Contract at	Appreciation/
Date of contract	Exchange date	receive	deliver	value	Depreciation

June 22, 2007	August 7, 2007	$9,423,260	7,000,000€	$9,485,735	$(62,475)
June 13, 2007	July 18, 2007	$5,977,956	729,537,800¥	$5,934,584	$43,372
June 13, 2007	July 18, 2007	$6,000,000	731,412,000¥	$5,949,830	$50,170

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2007 (Unaudited)

(8) Federal Income Tax Information

At December 31, 2006, the Fund’s most recent fiscal year end, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Undistributed				Total
	Undistributed	Long-Term		Accumulated	Unrealized	Accumulated
	Ordinary	Capital Gains	Accumulated	Capital and	Appreciation/	Earnings
Portfolio	Income	(Losses)	Earnings	Other Losses	(Depreciation)(1)	(Deficit)

Equity	$—	$—	$—	$(26,029,657)	$163,725,065	$137,695,408
Money Market	—	—	—	—	—	—
Bond	7,819,874	—	7,819,874	(2,790,866)	947,843	5,976,851
Omni	283,930	—	283,930	(2,118,355)	3,527,974	1,693,549
International	1,195,872	1,459,177	2,655,049	—	38,106,192	40,761,241
Capital Appreciation	6,425,240	10,279,953	16,705,193	—	20,578,138	37,283,331
Millennium	—	—	—	(27,568,098)	5,840,195	(21,727,903)
International Small Company	—	6,197,920	6,197,920	(52,672)	21,729,309	27,874,557
Aggressive Growth	37,440	—	37,440	(13,276,993)	2,173,587	(11,065,966)
Small Cap Growth	—	—	—	(14,626,125)	3,510,159	(11,115,966)
Mid Cap Opportunity	523,993	7,210,928	7,734,921	—	6,934,715	14,669,636
S&P 500 Index	635,094	—	635,094	(28,297,032)	31,895,634	4,233,696
Blue Chip	109,224	1,759,953	1,869,177	(1,662,862)	4,703,244	4,909,559
High Income Bond	4,572,715	—	4,572,715	(3,116,815)	1,934,335	3,390,235
Capital Growth	—	—	—	(16,878,070)	7,374,555	(9,503,515)
Nasdaq-100 Index	1,780	—	1,780	(4,045,534)	3,678,234	(365,520)
Bristol	2,840,717	570,209	3,410,926	—	4,367,710	7,778,636
Bryton Growth	1,307,517	570,777	1,878,294	—	1,955,980	3,834,274
U.S. Equity	19,557	285,912	305,469	—	2,204,494	2,509,963
Balanced	73,491	233,950	307,441	—	574,239	881,680
Income Opportunity	5,845	—	5,845	(15,527)	548,722	539,040
Target VIP	59,600	—	59,600	—	719,831	779,431
Target Equity/Income	442,963	—	442,963	—	866,998	1,309,961

(1)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain instruments, and the difference between book and tax amortization methods for premium and market discounts.

Under current tax regulations, capital losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day or the following fiscal year. The following Portfolios had deferred post-October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007:

	Post-October	Post-October
Portfolio	Currency Losses	Losses

International Small Company	$52,672	$—
Small Cap Growth	2,052	51,399
S&P 500 Index	—	324,345
High Income Bond	—	4,581
Nasdaq-100 Index	—	274,561

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2007 (Unaudited)

For Federal income tax purposes, the following Portfolios had capital loss carry forwards as of December 31, 2006, which are available to offset future realized gains, if any:

	Total Loss	Expiration Amount by Year
Portfolio	Carryforward	2007	2008	2009	2010	2011	2012	2013	2014

Equity	$26,029,657	$—	$—	$—	$13,866,831	$4,991,940	$7,170,886	$—	$—
Bond	2,790,866	—	—	—	—	1,497,074	—	560,097	733,695
Omni	2,118,355	—	—	—	963,582	1,154,773	—	—	—
Millennium	27,568,098	—	—	1,750,069	24,207,444	1,610,585	—	—	—
Aggressive Growth	13,276,993	—	—	8,861,834	4,415,159	—	—	—	—
Small Cap Growth	14,572,674	—	—	10,900,736	3,671,938	—	—	—	—
S&P 500 Index	27,972,687	—	—	14,293,817	13,544,388	—	134,482	—	—
Blue Chip	1,662,862	—	—	362,092	1,225,755	75,015	—	—	—
High Income Bond	3,112,234	—	—	1,264,318	1,284,828	563,088	—	—	—
Capital Growth	16,878,070	—	—	7,559,288	9,318,782	—	—	—	—
Nasdaq-100 Index	3,770,973	—	35,446	—	1,176,725	1,110,252	701,524	531,984	215,042
Income Opportunity	15,527	—	—	—	—	—	—	15,527	—

The Board does not intend to authorize a distribution of any realized gain for a Portfolio until the capital loss carry over has been offset or expires.

The tax characteristics of dividends paid to shareholders for the year ended December 31, 2006, were as follows:

		Net	Net	Total
	Ordinary	Short-Term	Long-Term	Distribution
Portfolio	Income	Capital Gains	Capital Gains	Paid

Money Market	$9,582,399	$—	$623	$9,583,022
Bond	6,237,402	—	—	6,237,402
Omni	837,955	—	—	837,955
International	484,510	—	—	484,510
Capital Appreciation	973,184	—	—	973,184
International Small Company	85,415	—	1,870,657	1,935,373
S&P 500 Index	1,924,394	—	—	1,924,394
Blue Chip	310,286	—	—	310,286
Bristol	193,205	—	—	193,205
Bryton Growth	—	—	194,124	194,124
U.S. Equity	62,299	—	—	62,299
Balanced	84,925	—	—	84,925
Target VIP	1,179	—	—	1,179
Target Equity/Income	126,159	—	—	126,159

Cost basis for Federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at June 30, 2007 for Federal income tax purposes.

					Capital
	Equity	Bond	Omni	International	Appreciation	Millennium

Gross unrealized:
Appreciation	$220,849,999	$1,360,396	$4,314,548	$60,905,707	$37,369,341	$11,033,443
Depreciation	(38,367,550)	(2,815,040)	(1,695,344)	(10,525,254)	(5,561,614)	(369,160)

Net unrealized:
Appreciation (depreciation)	$182,482,449	$(1,454,644)	$2,619,204	$50,380,453	$31,807,727	$10,664,283

Aggregate cost of securities:	$382,391,575	$178,926,339	$62,982,248	$347,296,700	$202,082,972	$54,398,050

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2007 (Unaudited)

	International
	Small	Aggressive	Small Cap	Mid Cap	S&P 500
	Company	Growth	Growth	Opportunity	Index	Blue Chip

Gross unrealized:
Appreciation	$31,858,397	$4,674,069	$6,169,142	$10,482,364	$53,884,507	$4,080,902
Depreciation	(1,325,516)	(250,936)	(515,919)	(2,231,356)	(12,945,351)	(966,552)

Net unrealized:
Appreciation (depreciation)	$30,532,881	$4,423,133	$5,653,223	$8,251,008	$40,939,156	$3,114,350

Aggregate cost of securities:	$71,852,010	$15,385,538	$19,123,727	$87,904,435	$145,975,030	$31,728,470

	High Income	Capital	Nasdaq-100		Bryton
	Bond	Growth	Index	Bristol	Growth	U.S. Equity

Gross unrealized:
Appreciation	$1,954,829	$11,327,288	$12,035,270	$6,605,545	$6,901,790	$2,974,072
Depreciation	(1,246,658)	(804,807)	(3,938,794)	(1,928,208)	(1,617,032)	(198,572)

Net unrealized:
Appreciation (depreciation)	$708,171	$10,522,481	$8,096,476	$4,677,337	$5,284,758	$2,775,500

Aggregate cost of securities:	$90,946,144	$27,851,988	$41,486,363	$79,875,616	$44,295,630	$21,329,001

		Income		Target
	Balanced	Opportunity	Target VIP	Equity/Income	Bristol Growth

Gross unrealized:
Appreciation	$881,304	$683,316	$1,687,336	$3,474,880	$191,737-
Depreciation	(62,983)	(144,530)	(396,277)	(1,187,434)	(118,440)

Net unrealized:
Appreciation (depreciation)	$818,321	$538,786	$1,291,059	$2,287,446	$73,297

Aggregate cost of securities:	$7,993,580	$4,990,170	$14,780,354	$29,976,800	$6,524,017

Ohio National Fund, Inc.

Additional Information (Unaudited)	June 30, 2007

(1) Review and Approval of Advisory and Sub-Advisory Agreements

During the Fund’s most recent fiscal half-year, there were approvals of an advisory contract and a sub-advisory contract. On March 23, 2007, a majority of the Board, including a majority of Independent Directors, approved the creation of the Bristol Growth Portfolio as well as the appointment of its adviser and sub-adviser. The commencement of this Portfolio occurred on May 1, 2007.

Factors considered in the approval of ONI as adviser with respect to the Portfolio were:

-	the advisory fee and ancillary benefits in comparison to peer funds;

-	the extent to which economies of scale would be realized with the increase in net assets;

-	the terms of the existing advisory agreement between the Fund and ONI;

-	the nature, quality and extent of services expected to be performed by ONI;

-	the historical performance of other Fund Portfolios advised by ONI.

Factors considered in the approval of Suffolk Capital Management LLC (“Suffolk”) as sub-adviser with respect to the Portfolio were:

-	the sub-advisory fee and ancillary benefits;

-	the terms of the sub-advisory agreement;

-	the nature, quality and extent of services expected to be performed by Suffolk compared to other potential sub-advisers;

-	the performance of assets managed by Suffolk in a similar manner, compared to performance by other potential sub-advisers;

-	the investment strategy to be employed by Suffolk, based upon presentations to the Board by the proposed Portfolio manager;

-	the recommendation of ONI.

The most recent comprehensive annual approval of advisory and sub-advisory contacts occurred during the August 14, 2006 meeting of the Fund’s Board.

(2) Expense Disclosure

An individual may not buy or own shares of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2007 and held through June 30, 2007.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	June 30, 2007

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

	Beginning	Ending	Expense Paid	Expense Ratio
	Investment	Investment	During	During Period (net)
	Value	Value	Period*	1/1/07 – 6/30/07
Portfolio	1/1/07	6/30/07	1/1/07 – 6/30/07	(Annualized)

Equity	$1,000.00	$1,049.81	$4.35	0.86%
Money Market	1,000.00	1,025.00	1.57	0.31%
Bond	1,000.00	1,011.79	3.16	0.63%
Omni	1,000.00	1,055.73	3.63	0.71%
International	1,000.00	1,085.09	5.16	1.00%
Capital Appreciation	1,000.00	1,122.79	4.42	0.84%
Millennium	1,000.00	1,156.97	4.78	0.89%
International Small Company	1,000.00	1,179.51	7.10	1.31%
Aggressive Growth	1,000.00	1,135.85	5.21	0.98%
Small Cap Growth	1,000.00	1,147.17	6.10	1.14%
Mid Cap Opportunity	1,000.00	1,146.67	5.00	0.94%
S&P 500 Index	1,000.00	1,067.48	2.34	0.46%
Blue Chip	1,000.00	1,067.48	4.47	0.87%
High Income Bond	1,000.00	1,029.95	4.40	0.87%
Capital Growth	1,000.00	1,160.92	5.51	1.03%
Nasdaq-100 Index	1,000.00	1,099.56	2.64	0.51%
Bristol	1,000.00	1,071.10	4.60	0.89%
Bryton Growth	1,000.00	1,119.54	5.11	0.97%
U.S. Equity	1,000.00	1,093.43	4.77	0.92%
Balanced	1,000.00	1,073.34	6.06	1.18%
Income Opportunity	1,000.00	1,055.51	7.59	1.49%
Target VIP	1,000.00	1,073.02	4.60	0.90%
Target Equity/Income	1,000.00	1,076.29	3.87	0.75%
Bristol Growth	1,000.00	1,024.00	7.23	1.44%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing fund costs only and do not reflect any contract-level expenses or fund transactional costs, such as sales charges (loads), or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may be higher for these Portfolios as well as for a fund being compared.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	June 30, 2007

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expense Paid	Expense Ratio
	Investment	Investment	During	During Period (net)
	Value	Value	Period*	1/1/07 – 6/30/07
Portfolio	1/1/07	6/30/07	1/1/07 – 6/30/07	(Annualized)

Equity	$1,000.00	$1,020.55	$4.29	0.86%
Money Market	1,000.00	1,023.25	1.57	0.31%
Bond	1,000.00	1,021.66	3.17	0.63%
Omni	1,000.00	1,021.26	3.57	0.71%
International	1,000.00	1,019.84	5.00	1.00%
Capital Appreciation	1,000.00	1,020.63	4.20	0.84%
Millennium	1,000.00	1,020.36	4.48	0.89%
International Small Company	1,000.00	1,018.28	6.58	1.31%
Aggressive Growth	1,000.00	1,019.92	4.93	0.98%
Small Cap Growth	1,000.00	1,019.12	5.73	1.14%
Mid Cap Opportunity	1,000.00	1,020.14	4.70	0.94%
S&P 500 Index	1,000.00	1,022.53	2.29	0.46%
Blue Chip	1,000.00	1,020.47	4.36	0.87%
High Income Bond	1,000.00	1,020.46	4.38	0.87%
Capital Growth	1,000.00	1,019.69	5.15	1.03%
Nasdaq-100 Index	1,000.00	1,022.28	2.54	0.51%
Bristol	1,000.00	1,020.36	4.48	0.89%
Bryton Growth	1,000.00	1,019.97	4.87	0.97%
U.S. Equity	1,000.00	1,020.23	4.61	0.92%
Balanced	1,000.00	1,018.95	5.90	1.18%
Covered Call	1,000.00	1,017.41	7.44	1.49%
Target VIP	1,000.00	1,020.36	4.48	0.90%
Target Equity/Income	1,000.00	1,021.07	3.77	0.75%
Bristol Growth	1,000.00	1,017.65	7.21	1.44%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing fund costs only and do not reflect any contract-level expenses or fund transactional costs, such as sales charges (loads), or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may be higher for these Portfolios as well as for a fund being compared.

Ohio National Fund, Inc.

Information about Directors and Officers (Unaudited)	June 30, 2007

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Director	Fund Complex	Directorships During Past Five Years

Independent Directors
James E. Bushman 3040 Forrer Street Cincinnati, Ohio	62	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Since March 2000	32	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: The Midland Company, ABX Air Inc., The Elizabeth Gamble Deaconess Home Association, The Christ Hospital and The University of Cincinnati Foundation.
L. Ross Love 615 Windings Way Cincinnati, Ohio	60	Director, Member of Audit and Independent Directors Committees	Since October 1998	32	Director, President and CEO: Blue Chip Enterprises LLC (a company with holdings in the communications and medical equipment industries.) Director: Radio One Inc., Trustee: Syracuse University, Greater Cincinnati Chamber of Commerce, United Way of Greater Cincinnati.
George M. Vredeveld University of Cincinnati P.O. Box 210223 Cincinnati, Ohio	64	Lead Independent Director, Member of Audit and Independent Directors Committees	Since March 1996	32	Alpaugh Professor of Economics, University of Cincinnati; President: Economics Center for Education & Research; Trustee: National Council on Economic Education.

Interested Director and Officers
John J. Palmer One Financial Way Cincinnati, Ohio	67	President, Chairman of the Board and Director	Since July 1997	32	Director and Vice Chairman: ONLIC; Chairman, CEO and President: NSLA; Director: ONI and various other Ohio National- affiliated companies; Director: Cincinnati Symphony Orchestra; Trustee: Cincinnati Opera
Thomas A. Barefield One Financial Way Cincinnati, Ohio	54	Vice President	Since February 1998	32	Senior Vice President, Institutional Sales: ONLIC; Prior to November 1997 was Senior Vice President of Life Insurance Company of Virginia. Recent graduate of class XXIX of Leadership Cincinnati. Director: NSLA.
Christopher A. Carlson One Financial Way Cincinnati, Ohio	48	Vice President	Since March 2000	32	Senior Vice President and Chief Investment Officer: ONLIC; President and Director: ONI.
Dennis R. Taney One Financial Way Cincinnati, Ohio	59	Chief Compliance Officer	Since June 2004	32	Second Vice President: ONLIC, Chief Compliance Officer: ONLIC and ONI; Prior to August 2004 was Treasurer of the Fund.
R. Todd Brockman One Financial Way Cincinnati, Ohio	38	Treasurer	Since August 2004	32	Second Vice President, Mutual Fund Operations: ONLIC and ONI; Prior to July 2004 was an Assurance Manager with Grant Thornton LLP, a certified public accounting firm.
Catherine E. Gehr One Financial Way Cincinnati, Ohio	35	Assistant Treasurer	Since March 2005	32	Manager, Mutual Fund Operations: ONLIC; Prior to April 2004 was an Accounting Consultant in the financial control area for ONLIC.
Kimberly A. Plante One Financial Way Cincinnati, Ohio	33	Assistant Secretary	Since March 2005	32	Associate Counsel: ONLIC; Prior to December 2004 was an Associate with Dinsmore & Shohl LLP, attorneys at law.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Ohio National Fund, Inc. Post Office Box 371 Cincinnari, Ohio 45201 Form 1325 Rev. 8-07

Item 2.   Code Of Ethics.
As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics (the “Code”) that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.
A copy of the Code is filed as Exhibit EX-99.CODE to this Form N-CSR.
Item 3.   Audit Committee Financial Expert.
The Fund’s Board of Directors has determined that the Fund has a financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. James E. Bushman. Mr. Bushman is independent for purposes of Item 3 of Form N-CSR.
Item 4.   Principal Accountant Fees And Services.
The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.
(a) Audit Fees.
Fiscal year ended December 31, 2006:   $233,450
Fiscal year ended December 31, 2005:   $220,225
(b) Audit-Related Fees.
Professional services rendered in connection with the consent on the Fund’s N1A filing.
Fiscal year ended December 31, 2006:   $4,500
Fiscal year ended December 31, 2005:   $4,300
(c) Tax Fees.          None.
(d) All Other Fees.      None.
(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.
(e)(2) Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:
During the fiscal years ended December 31, 2006 and 2005, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.
(f)	Not applicable.

(g)	There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the last two fiscal years.

(h)	Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5.   Audit Committee Of Listed Registrants.
Not applicable.
Item 6.   Schedule of Investments.
Not applicable.
Item 7.   Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.
Not Applicable.
Item 8.   Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10.   Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.
Item 11.   Controls and Procedures.
(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 12.   Exhibits.
(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.
By:	/s/ John J. Palmer
John J. Palmer
President and Director September 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.
By:	/s/ John J. Palmer
John J. Palmer
President and Director September 5, 2007

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer September 5, 2007